UNITED STATE

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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COMMAND CENTER, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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3609 S. Wadsworth Blvd., Suite 250

Lakewood, Colorado 80235

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On July 10, 2019

To the Shareholders of Command Center, Inc.:

We are pleased to invite you to attend the 2019 Annual Meeting of Shareholders of Command Center, Inc., a Washington corporation (“Command Center” or the “Company”), which will be held at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011 on July 10, 2019 at 2:30 p.m., Mountain Daylight Time (the “Annual Meeting”), for the following purposes:

At the Annual Meeting, shareholders of the Company will be asked to consider and vote on the following proposals:

1.	To approve the election of directors (the “Director Proposal”);

2.	To approve the reincorporation of the Company in the state of Delaware (the “Reincorporation Proposal”);

3.	To approve an amendment to the Company’s Articles of Incorporation (i) to increase the Company’s authorized capital stock from 8,749,999 to 31,000,000 shares and correspondingly increase the authorized shares of common stock, par value $0.001 per share (the “Common Stock”), from 8,333,333 to 30,000,000 shares and the authorized shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), from 416,666 to 1,000,000 shares, and (ii) to change the name of the Company to “HireQuest, Inc.” (the “Charter Amendment Proposal”);

4.	To approve the issuance of shares of the Company’s Common Stock in connection with the Merger and the resulting change of control for purposes of Nasdaq Listing Rule 5635 (the “Nasdaq Proposal”);

5.	To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019;

6.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the attached proxy statement (the “Say-on-Pay Proposal”);

7.	To conduct a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation (the “Say-on-Frequency Proposal”);

8.	To approve, on a non-binding advisory basis, certain compensation arrangements that may be paid or become payable to our named executive officers upon completion of the Merger (the “Change of Control Compensation Proposal”); and

9.	To approve any adjournment of the Annual Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals (the “Adjournment Proposal”).

The Company will transact no other business at the Annual Meeting except such business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof. Please refer to the proxy statement of which this notice forms a part for further information with respect to the business to be transacted at the Annual Meeting.

As previously disclosed by the Company in its filings with the Securities and Exchange Commission, the Company has entered into a merger agreement with Hire Quest Holdings, LLC and certain other parties. The closing of the contemplated merger is contingent on the approval by our shareholders of the Charter Amendment Proposal and the Nasdaq Proposal.

Our Board of Directors recommends that the Company’s shareholders vote “FOR” each of the Board of Directors’ nominees that are standing for election to the Board of Directors, “FOR” the Reincorporation Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Nasdaq Proposal, “FOR” the proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019, “FOR” the Say-on-Pay Proposal, “FOR” the “ONE YEAR” option for the Say-on-Frequency Proposal, “FOR” the Change of Control Compensation Proposal, and “FOR” the Adjournment Proposal if necessary. All of these proposals are described in further detail in the proxy statement.

The Company’s Board of Directors has fixed the close of business on June 17, 2019 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only the Company’s shareholders of record at the close of business on the record date are entitled to receive notice of the Annual Meeting, attend the Annual Meeting and vote on all matters that properly come before the Annual Meeting.

Your vote is very important. Whether or not you expect to attend the Annual Meeting in person, we urge you to submit a proxy to vote your shares as promptly as possible. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction form provided by your broker, bank or other nominee.

The enclosed proxy statement provides a detailed description of the Merger and the Merger Agreement. We urge you to read this proxy statement, including any documents incorporated by reference, and the Annexes, carefully and in their entirety. If you have any questions concerning the proposed acquisition or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of the Company’s Common Stock, please contact the Company’s proxy solicitor: InvestorCom, LLC by calling (877) 972-0090 or by emailing info@investor-com.com.

By Order of the Board of Directors of the Company, R. Rimmy Malhotra Co-Chairman of the Board of Directors June 18, 2019

3609 S. Wadsworth Blvd., Suite 250

Lakewood, Colorado 80235

YOUR VOTE IS VERY IMPORTANT

June 18, 2019

To the Shareholders of the Company:

I am pleased to invite you to attend the 2019 Annual Meeting of Shareholders of Command Center, Inc., a Washington corporation (“Command Center” or the “Company”), which will be held at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011 on July 10, 2019 at 2:30 p.m., Mountain Daylight Time (the “Annual Meeting”).

The Company, CCNI One, Inc., a Florida corporation and a wholly-owned subsidiary of the Company (“Merger Sub 1”), Command Florida, LLC, a Florida limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub 2”), Hire Quest Holdings, LLC, a Florida limited liability company (“Hire Quest”), and, solely for purposes of Sections 5.20(c), 5.20(e) and 5.23 of the agreement, Richard Hermanns, as the representative of the members of Hire Quest, have entered into a merger agreement (the “Merger Agreement”), providing for the acquisition of Hire Quest by the Company. The terms of the Merger Agreement provide that, (i) Merger Sub 1 will be merged with and into Hire Quest (the “First Merger”), with Hire Quest being the surviving entity (the “First Surviving Company”), and (ii) immediately following the First Merger, the First Surviving Company will be merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub 2 being the surviving entity (the “Surviving Company”). If the Merger is completed, holders of Hire Quest’s membership interests will receive an aggregate of 9,837,328 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing approximately 68% of the Company’s outstanding Common Stock. The Company currently has 4,629,331 shares of Common Stock outstanding. The Merger Agreement also contemplates that the Company will commence a self-tender offer to purchase up to 1,500,000 shares of its Common Stock at a share price of $6.00 per share (the “Offer”). Following completion of the Offer, and assuming the Offer is fully subscribed, the Company will have 12,966,659 shares of Common Stock outstanding, in which case the percentage ownership of Common Stock held by the Hire Quest security holders will increase to approximately 76%.

At the Annual Meeting, shareholders of the Company will be asked to consider and vote on the following proposals:

1.	To approve the election of directors (the “Director Proposal”);

2.	To approve the reincorporation of the Company in the state of Delaware (the “Reincorporation Proposal”);

3.	To approve an amendment to the Company’s Articles of Incorporation (i) to increase the Company’s authorized capital stock from 8,749,999 to 31,000,000 shares and correspondingly increase the authorized shares of Common Stock from 8,333,333 to 30,000,000 shares and the authorized shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), from 416,666 to 1,000,000 shares, and (ii) to change the name of the Company to “HireQuest, Inc.” (the “Charter Amendment Proposal”);

4.	To approve the issuance of shares of the Company’s Common Stock in connection with the Merger and the resulting change of control for purposes of Nasdaq Listing Rule 5635 (the “Nasdaq Proposal”);

5.	To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019;

6.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the attached proxy statement (the “Say-on-Pay Proposal”);

7.	To conduct a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation (the “Say-on-Frequency Proposal”);

8.	To approve, on a non-binding advisory basis, certain compensation arrangements that may be paid or become payable to our named executive officers upon completion of the Merger (the “Change of Control Compensation Proposal”); and

9.	To approve any adjournment of the Annual Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals (the “Adjournment Proposal”).

Your vote is very important, regardless of the number of shares of the Company’s Common Stock you own. Whether or not you expect to attend the Annual Meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the Annual Meeting.

Our Board of Directors recommended that the Company’s shareholders vote “FOR” each of the Board of Directors’ nominees that are standing for election to the Board of Directors, “FOR” the Reincorporation Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Nasdaq Proposal, “FOR” the proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019, “FOR” the Say-on-Pay Proposal, “FOR” the “ONE YEAR” option for the Say-on-Frequency Proposal, “FOR” the Change of Control Compensation Proposal, and “FOR” the Adjournment Proposal if necessary. All of these proposals are described in further detail in the proxy statement.

The obligations of the Company and Hire Quest to complete the Merger are subject to the satisfaction or waiver of several conditions, including shareholder approval of the Charter Amendment Proposal and the Nasdaq Proposal. The proxy statement contains detailed information about the Company, Hire Quest, the Annual Meeting, the Merger Agreement and the Merger. You should read the proxy statement carefully and in its entirety before voting, including the section entitled “Risk Factors” beginning on page 18.

I sincerely hope that you will be able to attend the Annual Meeting. However, whether or not you plan to attend, please complete and return the enclosed proxy in the accompanying envelope or vote your shares by telephone or via the Internet. If you hold your shares through your broker or other nominee, please provide voting instructions to your broker or nominee. If you attend the Annual Meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Sincerely, R. Rimmy Malhotra Co-Chairman of the Board of Directors

PROXY STATEMENT
of
COMMAND CENTER, INC.

Annual Meeting of Shareholders to be held on July 10, 2019

This proxy statement, which we refer to as the “proxy statement,” of Command Center, Inc., a Washington corporation (“Command Center” or the “Company”), is being used to solicit proxies on behalf of the Company from the Company’s shareholders in connection with the 2019 Annual Meeting of Shareholders of the Company to be held on July 10, 2019 (the “Annual Meeting”). The Company, CCNI One, Inc., a Florida corporation and a wholly-owned subsidiary of the Company (“Merger Sub 1”), Command Florida, LLC, a Florida limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub 2”), Hire Quest Holdings, LLC, a Florida limited liability company (“Hire Quest”), and, solely for purposes of Sections 5.20(c), 5.20(e) and 5.23 of the agreement, Richard Hermanns, as the representative of the members of Hire Quest, have entered into a merger agreement (the “Merger Agreement”), providing for the acquisition of Hire Quest by the Company. The terms of the Merger Agreement provide that, (i) Merger Sub 1 will be merged with and into Hire Quest (the “First Merger”), with Hire Quest being the surviving entity (the “First Surviving Company”), and (ii) immediately following the First Merger, the First Surviving Company will be merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub 2 being the surviving entity (the “Surviving Company”). If the Merger is completed, holders of Hire Quest’s membership interests will receive an aggregate of 9,837,328 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing approximately 68% of the Company’s outstanding Common Stock. The Company currently has 4,629,331 shares of Common Stock outstanding. The Merger Agreement also contemplates that the Company will commence a self-tender offer to purchase up to 1,500,000 shares of its Common Stock at a share price of $6.00 per share (the “Offer”). Following completion of the Offer, and assuming the Offer is fully subscribed, the Company will have 12,966,659 shares of Common Stock outstanding, in which case the percentage ownership of Common Stock held by the Hire Quest security holders will increase to approximately 76%.

In evaluating the Merger, the Board considered a number of factors including:

•	Hire Quest’s superior financial performance over time on a combined company basis;

•	The possible alternatives to the Merger, including maintaining the status quo, conducting a stock repurchase or undertaking a recapitalization, which alternatives our Board of Directors (the “Board”) determined were less favorable to our shareholders than the Merger, given the potential risks, rewards and uncertainties associated with those alternatives;

•	The strategic and financial benefits that could potentially arise from the combination of Hire Quest and the Company;

•	The expectation that the Merger will strengthen the Company’s financial liquidity and cash flow;

•	A combined Hire Quest and Command Center will allow the Company’s shareholders to own shares in a combined company that will have a significantly larger market capitalization; and

•	The significant value to the Company’s shareholders represented by the net income and cash flows of Hire Quest following the completion of the Merger.

At the Annual Meeting, shareholders of the Company will be asked to consider and vote on the following proposals:

1.	To approve the election of directors (the “Director Proposal”);

2.	To approve the reincorporation of the Company in the state of Delaware (the “Reincorporation Proposal”);

3.	To approve an amendment to the Company’s Articles of Incorporation (i) to increase the Company’s authorized capital stock from 8,749,999 to 31,000,000 shares and correspondingly increase the authorized shares of Common Stock from 8,333,333 to 30,000,000 shares and the authorized shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), from 416,666 to 1,000,000 shares, and (ii) to change the name of the Company to “HireQuest, Inc.” (the “Charter Amendment Proposal”);

4.	To approve the issuance of shares of the Company’s Common Stock in connection with the Merger and the resulting change of control for purposes of Nasdaq Listing Rule 5635 (the “Nasdaq Proposal”);

5.	To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019;

6.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

7.	To conduct a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation (the “Say-on-Frequency Proposal”);

8.	To approve, on a non-binding advisory basis, certain compensation arrangements that may be paid or become payable to our named executive officers upon completion of the Merger (the “Change of Control Compensation Proposal”); and

9.	To approve any adjournment of the Annual Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals (the “Adjournment Proposal”).

For the Merger to be consummated, shareholders must approve the Charter Amendment Proposal and the Nasdaq Proposal.

The Company’s Common Stock is currently traded on the NASDAQ Capital Market under the symbol “CCNI.” On April 8, 2019, immediately preceding the announcement of the proposed Merger after market close, the Company’s Common Stock closed at $3.92. On June 17, 2019, the closing price of the Company’s Common Stock on the NASDAQ Capital Market was $5.39 per share. There is no public market for Hire Quest’s securities.

The obligations of the Company and Hire Quest to complete the Merger are subject to the satisfaction or waiver of several conditions, including shareholder approval of the Charter Amendment Proposal and the Nasdaq Proposal. If the Charter Amendment Proposal and the Nasdaq Proposal are not approved, the Merger will not be completed. A vote in favor of the Charter Amendment Proposal and the Nasdaq Proposal shall be deemed an approval of the Merger.

This proxy statement contains detailed information about the Company, Hire Quest, the Annual Meeting, the Merger Agreement and the Merger. Shareholders are strongly urged to read and consider carefully this proxy statement in its entirety.

See the section entitled “Risk Factors” beginning on page 18 for a discussion of the risks associated with the Merger and related transactions.

The Company’s Board of Directors has fixed the close of business on June 17, 2019 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only the Company’s shareholders of record at the close of business on the record date are entitled to receive notice of the Annual Meeting, attend the Annual Meeting and vote on all matters that properly come before the Annual Meeting.

This proxy statement and the accompanying form of proxy for the Company’s shareholders are first being mailed or delivered to the Company’s shareholders on or about June 18, 2019.

ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about the Company from other documents that are not included in or delivered with this proxy statement. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this proxy statement free of charge by requesting them in writing or by telephone from the Company at 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235, Attention: Corporate Secretary or (866) 464-5844.

For a more detailed description of the information incorporated by reference in this proxy statement and how you may obtain it, see “Where You Can Find More Information” beginning on page 138.

ABOUT THIS PROXY STATEMENT

This proxy statement constitutes a proxy statement for the Company under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to the Annual Meeting of the Company’s shareholders.

You should rely only on the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement. This proxy statement is dated June 18, 2019. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of the incorporated document. Our mailing of this proxy statement to the Company’s shareholders will create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE ANNUAL MEETING	1
SUMMARY	9
The Companies (See page 88)	9
The Merger (see page 88)	10
Merger Consideration (see page 108)	11
Annual Meeting of the Company’s Shareholders	11
Reasons for Entering into the Merger (see page 94)	12
Recommendation of the Company’s Board of Directors (see page 3)	12
Opinion of the Company’s Financial Advisor (see page 125)	13
Interests and Voting Power of Directors, Executive Officers and their Affiliates (see page 57)	13
Ownership of Combined Entity (see page 105)	13
Expected Timing of the Merger	14
Representations, Warranties and Covenants in the Merger Agreement (see page 109)	14
Restrictions on Soliciting Other Transactions (see page 113)	14
Conditions to Completion of the Merger (see page 122)	14
Termination of the Merger Agreement (see page 123)	14
Termination Fee and Expense Reimbursement (see page 124)	15
Risk Factors (see page 18)	15
Accounting Treatment (see page 132)	15
Certain Material U.S. Federal Income Tax Considerations (see page 131)	15
No Dissenters’ Rights of Appraisal (see page 138)	15
Voting Agreements (See page 124)	16
Market Price and Dividend Information	16
Regulatory Approvals	16
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	17
RISK FACTORS	18
Risks Relating to the Merger	18
Risks Relating to Hire Quest’s Business	23
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	26
HIRE QUEST’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	33
THE ANNUAL MEETING	37
PROPOSAL 1 – ELECTION OF DIRECTORS	41
CORPORATE GOVERNANCE	45
AUDIT COMMITTEE REPORT	50
EXECUTIVE COMPENSATION	51
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	56

i

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	57
PROPOSAL 2 – APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE	59
Summary	59
General Information	60
Reasons for the Reincorporation	60
Changes as a Result of Reincorporation	61
The Plan of Conversion	61
Effect of Not Obtaining the Required Vote for Approval	61
Anti-Takeover Implications	62
Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation and/or Merger	62
Certain Federal Income Tax Consequences of Reincorporation	83
PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL AND CHANGE THE NAME	84
Description of the Amendment	84
Purpose and Effect	85
Possible Anti-Takeover Effects of the Amendment	86
Consequences of Failure to Obtain Shareholder Approval	86
Effectiveness of the Amendment	86
PROPOSAL 4 – ISSUANCE OF MORE THAN 20% OF OUR COMMON STOCK IN CONNECTION WITH THE MERGER AND A CHANGE OF CONTROL FOR THE PURPOSES OF NASDAQ LISTING RULE 5635	86
THE MERGER	88
The Companies	88
Effects of the Merger	93
Reasons for the Merger	94
Background of the Merger	96
Financing of the Merger	102
Interests of the Company’s Directors and Executive Officers in the Merger	102
Interests of Hire Quest Directors and Executive Officers in the Merger	102
Board of Directors Post-Merger	103
New Directors of the Company Post-Merger	103
Ownership of the Company Pre- and Post-Merger	105
Effect of Merger on Shares Held by Certain Hire Quest Affiliates	106
Hire Quest Transactions with Related Party Franchisees	107

ii

THE MERGER AGREEMENT	107
General	108
Merger Consideration	108
Payment and Exchange Procedures	108
Representations and Warranties	109
Material Adverse Effect	110
Conduct of Business Prior to the Effective Time of the Merger	111
No Solicitation	113
Annual Meeting of Shareholders	115
Change in Board Recommendation	116
Stock Exchange Listing	116
Public Announcements	116
Notification of Certain Events	116
Indemnification	117
Tax Treatment	118
Employee Matters	118
Reincorporation in Delaware	118
Pre-Closing Reorganization & Dock Square Agreement	118
The Offer	119
Pre-Closing Balance Sheet Adjustment	120
Covered Claim Indemnification	120
Franchise Purchase Agreement	121
Pre-Closing Transition	121
Other Covenants	122
Conditions to Completion of the Merger	122
Termination of the Merger Agreement	123
Fees and Expenses	124
Amendment and Waiver	124
Voting Agreements	124
Certain Material U.S. Federal Income Tax Considerations	131
Accounting Treatment of the Merger	132
Pre-emptive Rights	132
PROPOSAL 5 – RATIFICATION OF SELECTION OF PLANTE & MORAN, PLLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	132
Change in Auditors	133
Principal Accountant Fees and Services	134
PROPOSAL 6 – SAY-ON-PAY PROPOSAL	135

iii

PROPOSAL 7 – SAY-ON-FREQUENCY PROPOSAL	136
PROPOSAL 8 – ADVISORY VOTE ON CHANGE OF CONTROL COMPENSATION COMPENSATION	137
PROPOSAL 9 – ADJOURNMENT OF THE ANNUAL MEETING	137
NO DISSENTERS’ RIGHTS OF APPRAISAL	138
SHAREHOLDER PROPOSALS	138
OTHER MATTERS PRESENTED AT THE ANNUAL MEETING	138
WHERE YOU CAN FIND MORE INFORMATION	138
HIRE QUEST, LLC FINANCIAL STATEMENTS	140

ANNEX A AGREEMENT AND PLAN OF MERGER

ANNEX B FORM OF VOTING AGREEMENT

ANNEX C FAIRNESS OPINION OF D.A. DAVIDSON & CO.
ANNEX D CERTIFICATE OF CONVERSION
ANNEX E FORM OF DELAWARE CERTIFICATE OF INCORPORATION

ANNEX F PLAN OF CONVERSION

ANNEX G FORM OF DELAWARE BYLAWS
ANNEX H WASHINGTON ARTICLES OF AMENDMENT

iv

3609 S. Wadsworth Blvd., Suite 250

Lakewood, Colorado 80235

QUESTIONS AND ANSWERS ABOUT THE MERGER
AND THE ANNUAL MEETING

The following are some questions that you, as a shareholder of the Company, may have regarding the Merger and the Company’s Annual Meeting and brief answers to those questions. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Merger and the Annual Meeting. Additional important information is also contained in the Annexes to and the documents incorporated by reference into this proxy statement.

Q:	Why am I receiving these materials?

A:           The Company and Hire Quest have agreed to the acquisition of Hire Quest by the Company under the terms of the Merger Agreement, which is described in further detail under the caption “The Merger Agreement” beginning on page 107 of this proxy statement. In order to complete the Merger, the Company’s shareholders must approve an increase in the Company’s authorized capital stock and the issuance of the shares in connection with the Merger resulting in a change of control pursuant to the Nasdaq listing rules, as further described in the Charter Amendment Proposal and the Nasdaq Proposal contained herein. The Company will hold its Annual Meeting to seek these approvals and the approval of certain additional proposals. These materials describe the Merger, the proposed share issuance and the other proposals, and are being sent to the Company’s shareholders in connection with its Annual Meeting. This document is not a proxy statement or information statement of Hire Quest in connection with any matter upon which Hire Quest may solicit proxies or consents from its security holders.

This document contains important information about the Merger, the Annual Meeting, the matters to be considered and voted upon by the Company’s shareholders at the Annual Meeting and information about the Company and Hire Quest. You should read it carefully.

Q:	What is the Merger?

A:           The Merger is the proposed transaction through which the Company and Hire Quest will combine the two companies. The Merger will be accomplished under an Agreement and Plan of Merger by and among the Company, Merger Sub 1, Merger Sub 2, Hire Quest and Richard Hermanns as the Member Representative, dated April 8, 2019. Pursuant to the terms of the Merger Agreement, (i) Merger Sub 1 will be merged with and into Hire Quest in the First Merger, with Hire Quest being the first surviving entity, and (ii) immediately following the First Merger, the First Surviving Company will be merged with and into Merger Sub 2 in the Second Merger, with Merger Sub 2 being the surviving entity. A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Q:	Why are the Company and Hire Quest proposing the Merger?

A:           The Company and Hire Quest believe that the Merger will make the combined company more competitive and financially robust. The combined company will have a national footprint and be able to compete for major national accounts in a manner that the Company could not otherwise do as a stand-alone company. Additionally, the added scale is expected to lead to a more diverse set of customers, better negotiating leverage with insurers and other service providers, and make the combined company more attractive to institutional investors.

Q:	What is the value of the Merger consideration?

A:           The Company will issue 9,837,328 shares of the Company’s Common Stock to Hire Quest’s security holders, representing approximately 68% of the Company’s outstanding stock (the “Merger Consideration”) upon the closing of the Merger. Hire Quest membership interests have no established trading market.

Q:	What will each Hire Quest security holder receive in the Merger?

A.           Each member of Hire Quest will receive its pro rata share of the Merger Consideration, calculated in accordance with Hire Quest’s operating agreement.

Q:	What are the Company’s shareholders being asked to vote upon in connection with the Annual Meeting?

A:           The Company’s shareholders will be asked to consider and to vote upon 9 proposals in connection with the Annual Meeting:

•	The Director Proposal;

•	The Reincorporation Proposal;

•	The Charter Amendment Proposal;

•	The Nasdaq Proposal;

•	The ratification of the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019;

•	The Say-on-Pay Proposal;

•	The Say-on-Frequency Proposal;

•	The Change of Control Compensation Proposal; and

•	The Adjournment Proposal.

No separate approval of the Merger Agreement or the Merger by the Company’s shareholders is necessary; the Company’s shareholders are not being asked to vote upon the Merger Agreement or the Merger. However, if the Charter Amendment Proposal and the Nasdaq Proposal are not approved, the Company will not be able to consummate the Merger. A vote in favor of the Charter Amendment Proposal and the Nasdaq Proposal shall be deemed an approval of the Merger.

Q:	What vote of the Company’s shareholders is required to approve each of the proposals?

A:            Proposal No. 1 - Election of Directors: The affirmative vote of a plurality of the votes cast is required for the election of each of the nominees. Withheld votes or broker non-votes with respect to this proposal will have no effect on this vote.

Proposal No. 2 - Reincorporation Proposal: The affirmative vote of a majority of the Company’s outstanding Common Stock is required to approve the Reincorporation Proposal.

Proposal No. 3 - Charter Amendment Proposal: The affirmative vote of a majority of the Company’s outstanding Common Stock is required to approve the Charter Amendment Proposal.

Proposal No. 4 - Nasdaq Proposal: The affirmative vote of a majority of all votes cast is required to approve the Nasdaq Proposal.

Proposal No. 5 - Ratification of Auditors Proposal: The affirmative vote of a majority of all votes cast is required to ratify our selection of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 27, 2019.

Proposal No. 6 - Say-on-Pay Proposal: The affirmative vote of a majority of all votes cast is required to approve the Say-on-Pay Proposal.

Proposal No. 7 - Say-on-Frequency Proposal: The alternative (every One Year, Two Years or Three Years) receiving the highest number of votes cast will be considered the frequency recommended by our shareholders.

Proposal No. 8 – Change of Control Compensation Proposal: The affirmative vote of a majority of all votes cast is required to approve the Change of Control Compensation Proposal.

Proposal No. 9 - Adjournment Proposal: The affirmative vote of a majority of all votes cast is required to approve the Adjournment Proposal.

Q:	How does the Company’s Board of Directors recommend that the Company’s shareholders vote with respect to the proposals?

A:           Our Board of Directors recommends that the Company’s shareholders vote “FOR” each of the Board of Directors’ nominees that are standing for election to the Board of Directors, “FOR” the Reincorporation Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Nasdaq Proposal, “FOR” the proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019, “FOR” the Say-on-Pay Proposal, “FOR” the “ONE YEAR” option for the Say-on-Frequency Proposal, “FOR” the Change of Control Compensation Proposal, and “FOR” the Adjournment Proposal if necessary.

Q:	Are there any shareholders already committed to voting in favor of the proposals?

A:           Yes. Pursuant to shareholder voting agreements entered into with the Company and Hire Quest (the “Voting Agreements”), the Company’s directors, executive officers and certain shareholders have agreed to vote their shares of the Company’s Common Stock in favor of the Reincorporation Proposal, the Charter Amendment Proposal and the Nasdaq Proposal. The shares held by such directors, officers and shareholders collectively represented approximately 24% of the outstanding shares of the Company’s Common Stock as of June 17, 2019. For a more complete description of these Voting Agreements, see “Voting Agreements” beginning on page 124 of this proxy statement. The form of Voting Agreement is also attached to this proxy statement as Annex B.

Q:	What happens if the Nasdaq Proposal is not approved?

A:           If the Nasdaq Proposal is not approved, the Merger cannot be completed because the Company will not be able to issue shares to Hire Quest security holders as consideration for the Merger.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:           If the Charter Amendment Proposal is not approved, the Merger cannot be completed because the Company will not have a sufficient number of authorized shares of Common Stock to issue to Hire Quest security holders as consideration for the Merger.

Q:	What happens if the Reincorporation Proposal is not approved?

A:           If the Reincorporation Proposal is not approved, the Company will remain a Washington corporation and subject to Washington law, and its existing Articles of Incorporation and bylaws will continue to apply. While the Merger Agreement requires the Company to use commercially reasonable efforts to obtain shareholder approval of the Reincorporation Proposal, the approval of this proposal is not a condition to the completion of the Merger. If, however, the Nasdaq Proposal and Charter Amendment Proposal are approved but the Reincorporation Proposal is not approved, following the completion of the Merger, the Company’s existing Articles of Incorporation will be replaced with the amended articles of incorporation attached to this proxy statement as Annex H.

Q:	What happens to the Board of Directors if the Director Proposal is approved and the Company consummates the Merger?

A:           If the Director Proposal is approved and the Company consummates the Merger, the Company is obligated to appoint four directors selected by Hire Quest to the Company’s Board of Directors, subject to compliance with applicable Nasdaq listing standards, and three of the Company’s current directors will remain on the Board of Directors following the closing of the Merger. The Merger Agreement provides that, of the Company’s current directors that will remain on the Board, one will remain on the Board until the 2022 annual meeting of shareholders, the second will remain on the Board until the 2021 annual meeting of shareholders, and the third will remain on the Board until the 2020 annual meeting of shareholders.

Q:	What is required to complete the Merger?

A:           Important conditions to the completion of the Merger include:

•	the Company shareholder approval of the Charter Amendment Proposal and the Nasdaq Proposal;

•	the Company, Hire Quest and Branch Banking & Trust Company (“BB&T Bank”) entering into a $30 million credit facility as further described in the section entitled “Financing of the Merger” beginning on page 102;

•	the completion of a pre-closing reorganization of Hire Quest; and

•	Satisfaction or waiver of all of the other conditions to completion of the Merger. For a description of these conditions, see the section entitled “The Merger Agreement” beginning on page 107.

Q:	Could the Company’s stock price affect the closing of the Merger or the Merger Consideration?

A:           No.

Q:	When do the Company and Hire Quest expect to complete the Merger?

A:           The Company and Hire Quest currently expect to complete the Merger on or after July 15, 2019. Completion of the Merger will only be possible, however, after all conditions to the completion of the Merger contained in the Merger Agreement are satisfied or waived, including shareholder approval of the Nasdaq Proposal and the Charter Amendment Proposal. It is possible that factors outside of either company’s control could require them to complete the Merger at a later time or not complete it at all.

Q:	What are the United States federal income tax consequences of the Merger?

A:           The Merger is intended to qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). See page 131 for a further description of the certain material U.S. Federal income tax considerations relating to the Merger.

Q:	What effect will the Merger have on the Company’s shareholders?

A:           The Company’s shareholders will continue to hold the same number of shares of the Company’s Common Stock after the Merger. The issuance of 9,837,328 shares of the Company’s Common Stock to Hire Quest security holders in connection with the Merger will dilute the ownership of the Company’s existing shareholders. The Merger Agreement also contemplates that concurrently with the filing of this proxy statement, the Company will commence the Offer to purchase up to 1,500,000 shares of its Common Stock at a share price of $6.00 per share. The Offer is not a condition to the closing of the Merger. The Company currently has 4,629,331 shares of Common Stock issued and outstanding. Assuming that the Merger is consummated, and the Company purchases 1,500,000 shares of Common Stock in the Offer and the Company makes no other issuances or repurchases of Common Stock, the Company will have 12,966,659 shares of Common Stock outstanding, in which case the percentage ownership of Common Stock held by the Hire Quest security holders will increase to approximately 76%.

For a discussion of the effect on the ownership of the Company’s shareholders, please see the section of this proxy statement entitled “Ownership of the Company Pre- and Post-Merger” beginning on page 105.

Q:	Are there risks that the Company’s shareholders should consider?

A:           Yes. You should carefully review the section entitled “Risk Factors” beginning on page 18 of this proxy statement, which discusses risks and uncertainties related to the Merger, the combined companies and the business and operations of each of the Company and Hire Quest. In addition, you are encouraged to read the Company’s publicly filed documents incorporated by reference into this proxy statement.

Q:	When and where will the Annual Meeting take place?

A:           The Annual Meeting will be held at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011 on July 10, 2019 at 2:30 p.m., Mountain Daylight Time.

Q:	Who may attend and vote at the Annual Meeting?

A:           All the Company’s shareholders of record as of the close of business on June 17, 2019 may vote at the Annual Meeting. Each Company shareholder is entitled to one vote for each share of the Company’s Common Stock owned as of that record date.

If your shares of the Company’s Common Stock are registered directly in your name with the transfer agent, you are the shareholder of record with respect to those shares, and the proxy statement and the Company’s proxy card are being sent directly to you. If you are a shareholder of record, you may attend the Annual Meeting and vote your shares in person. However, even if you plan to attend the Annual Meeting in person, please sign and return the enclosed proxy card or vote your shares by telephone or via the Internet to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

If your shares of Common Stock are held in a brokerage account or by another nominee, then you are considered the beneficial owner of shares that are held in “street name,” and the proxy statement is being forwarded to you by your broker or other nominee together with a voting instruction form for you to return to your broker or other nominee to direct them to vote on your behalf. As the beneficial owner, you are also invited to attend the Annual Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What do I need to do now? How do I vote?

A:           If you are a record holder of the Company’s Common Stock, you should read this proxy statement carefully and then complete and sign the proxy card and return it in the enclosed envelope or vote your shares by telephone or via the Internet. This will enable your shares to be represented at the Annual Meeting.

If your shares of the Company’s Common Stock are held in “street name” by your broker or other nominee, you must instruct the broker or such other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for shareholders to submit voting instructions by mail by completing a voting instruction form, by telephone or over the Internet. If you do not provide instructions to your broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” Except for the proposal ratifying the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019, brokers will not have discretionary authority to vote on any of the proposals being submitted to a vote of the Company’s shareholders at the Annual Meeting.

Q:	What happens if I do not return my proxy card or if I abstain from voting?

A:           If you fail to send in a proxy card or vote at the Annual Meeting or if your shares are held in “street name” and you fail to instruct your broker how to vote your shares (or in the case of the ratification of the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm, the broker elects not to vote the shares), your shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting. If you fail to send in your proxy card or fail to instruct your broker how to vote (resulting in a “broker non-vote”), this will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Reincorporation Proposal. If you fail to send in your proxy card or fail to instruct your broker how to vote (resulting in a “broker non-vote”), because no vote will have been cast, this will have no effect on the outcome of the Director Proposal, the Nasdaq Proposal, the ratification of the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm, the Say-on-Pay Proposal, the Say-on-Frequency Proposal, the Change of Control Compensation Proposal or the Adjournment Proposal.

An abstention occurs when a shareholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you submit a proxy card or provide proxy instructions to your broker or other nominee and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting, but will not be voted at the Annual Meeting. As a result, your abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Reincorporation Proposal. If you abstain, since no vote will have been cast, this will have no effect on the outcome of the Director Proposal, the Nasdaq Proposal, the Adjournment Proposal, the ratification of the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm, the Say-on-Pay Proposal, the Change of Control Compensation Proposal or the Say-on-Frequency Proposal.

If you do not include any instructions on a properly executed proxy or voting instruction form, your shares will be voted “FOR” each of the Board of Directors’ nominees that are standing for election to the Board of Directors, “FOR” the Reincorporation Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Nasdaq Proposal, “FOR” the proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019, “FOR” the Say-on-Pay Proposal, “FOR” the “ONE YEAR” option for the Say-on-Frequency Proposal, “FOR” the Change of Control Compensation Proposal, and “FOR” the Adjournment Proposal if necessary.

Q:	May I revoke or change my vote after I have sent in my proxy card or provide proxy instructions to my broker?

A:           Yes. If you are a holder of record of the Company’s shares, you may change your vote at any time before your proxy is voted at the Annual Meeting by:

•	delivering a signed written notice of revocation to the Corporate Secretary of the Company at the Company’s address set forth above;

•	signing and delivering a new, valid proxy bearing a later date; or

•	attending the Annual Meeting and voting in person, although your attendance alone will not revoke your proxy.

If your shares are held in a “street name” you must contact your broker or other nominee to change your vote.

Q:	Do I have dissenters’ or appraisal rights in connection with any of the proposals?

A:           No. There are no dissenters’ rights, appraisal rights or similar rights available to the Company’s shareholders in connection with any of the proposals or the Merger.

Q:	Who is paying for the Company’s proxy solicitation?

A:           The Company will bear the cost of soliciting proxies for the Annual Meeting. The Company’s directors, officers and employees may solicit proxies by telephone and facsimile, by mail, over the Internet or in person. They will not be paid any additional amounts for soliciting proxies. The Company has retained InvestorCom, LLC to assist it in the solicitation of proxies. The Company expects to pay InvestorCom, LLC a fee of $6,500 plus out of pocket expenses for its services. The Company also will request that banks, brokerage firms, custodians, trustees, nominees, fiduciaries and other similar record holders forward the solicitation materials to the beneficial owners of Common Stock held of record by such person, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Q:	What should I do if I receive more than one set of voting materials for the Annual Meeting?

A:           You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction form. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record of the Company’s Common Stock and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction form that you receive.

Q:	Whom should I contact if I have any questions?

A:           Please contact the Company’s Corporate Secretary at 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235.

SUMMARY

This summary highlights certain information contained elsewhere in this proxy statement and may not contain all the information that is important to you. To better understand the Merger and the matters to be considered and voted upon at the Annual Meeting, you should read this proxy statement carefully, including the attached Annexes, and the other documents to which we have referred you. In addition, you should read the information the Company has incorporated by reference into this proxy statement, which includes important information about the Company that has been filed with the Securities and Exchange Commission (the “SEC”). See the section entitled “Where You Can Find More Information” beginning on page 138, which describes how you may obtain the information incorporated by reference into this proxy statement without charge. We have included page references in this summary to direct you to a more complete description of the topics presented below.

In this proxy statement “the Company,” “we,” “us,” and “our” refers to Command Center, Inc., and where appropriate, its subsidiaries, “Hire Quest” refers to Hire Quest Holdings, LLC, and where appropriate, its subsidiaries, “Merger Sub 1” refers to CCNI One, Inc., and “Merger Sub 2” refers to Command Florida, LLC. In addition, the “Merger” refers to the proposed merger of Merger Sub 1 with and into Hire Quest immediately followed by the merger of Hire Quest with and into Merger Sub 2 and the “Merger Agreement” refers to the Agreement and Plan of Merger, dated as of April 8, 2019, by and among the Company, Merger Sub 1, Merger Sub 2, Hire Quest and Richard Hermanns. When this proxy statement refers to the “combined company,” it means the Company and Hire Quest and their respective subsidiaries, collectively, after completion of the Merger.

The Companies (See page 88)

Command Center, Inc.

The Company is a staffing company, operating primarily in the manual on-demand labor segment of the staffing industry. In 2018, we employed approximately 32,000 employees and provided services to approximately 3,600 customers, primarily in the industrial/manufacturing/warehousing, construction, hospitality, transportation, and retail industries. Our customers range in size from small businesses to large corporate enterprises. All of our temporary staff, whom we refer to as “field team members,” are employed by us. Most of our work assignments are short-term, and many are filled on little advanced notice from our customers. In addition to short and longer-term temporary work assignments, we sometimes recruit and place workers in temp-to-hire positions.

As of June 17, 2019, we owned and operated 67 on-demand labor locations, or branches, across 22 states. We currently operate as Command Center, Inc., and we are also known in some locations as Command Labor. All financial information is consolidated and reported in our consolidated financial statements.

In prior years we were organized as Command Staffing, LLC. We were organized as a limited liability company in December 2002 and commenced operations in 2003 as a franchisor of on-demand labor businesses. In November 2005, Temporary Financial Services, Inc., a public company, acquired the assets of Command Staffing, LLC and Harborview Software, Inc., an affiliated company that owned the software used in the operation of our on-demand labor branches. The transaction was accounted for as if Command Staffing, LLC was the accounting acquirer, and our name changed to Command Center, Inc.

Our Common Stock is traded on the NASDAQ Capital Market under the symbol “CCNI.”

The principal executive offices of the Company are located at 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235, and its telephone number is (866) 464-5844.

For more information on the Company, see the reports and other information the Company files with the SEC, including its Annual Report on Form 10-K for the year ended December 28, 2018. These filings may be viewed on the Internet at www.sec.gov. Additional information about the Company is included in the documents incorporated by reference in this proxy statement. See “Where You Can Find More Information” beginning on page 138.

Hire Quest Holdings, LLC

Hire Quest is a temporary staffing company, providing back-office support for Trojan Labor and Acrux Staffing franchised locations across the United States. Trojan Labor provides temporary staffing services that include general labor, industrial, and construction personnel. Acrux Staffing provides temporary staffing services that include skilled, semi-skilled, and general labor industrial personnel, as well as clerical and secretarial personnel. As of April 30, 2019, Hire Quest’s franchisees owned and operated 98 branch locations in 21 states and the District of Columbia. 83 branches operated under the Trojan Labor brand, and 15 branches operated under the Acrux Staffing brand. Hire Quest’s corporate headquarters are located in Goose Creek, South Carolina.

Hire Quest is a private company and therefore has no established trading market for its common stock.

The principal executive offices of Hire Quest are located at 111 Springhall Drive, Goose Creek, South Carolina 29445, and its telephone number is (843) 723-7400.

CCNI One, Inc.

Merger Sub 1 is a wholly-owned subsidiary of the Company and was formed in Florida on March 25, 2019, solely for the purpose of facilitating the Merger. Merger Sub 1 has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Command Florida, LLC

Merger Sub 2 is a wholly-owned subsidiary of the Company and was formed in Florida on February 27, 2019, solely for the purpose of facilitating the Merger. Merger Sub 2 has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

The Merger (see page 88)

The Merger will be accomplished pursuant to the Merger Agreement. Pursuant to the terms of the Merger Agreement, (i) Merger Sub 1 will be merged with and into Hire Quest in the First Merger, with Hire Quest being the First Surviving Company, and (ii) immediately following the First Merger, the First Surviving Company will be merged with and into Merger Sub 2 in the Second Merger, with Merger Sub 2 being the Surviving Company. The Surviving Company may change its name in conjunction with or after the Merger.

A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. The Company encourages you to read the entire Merger Agreement carefully because it is the principal document governing the Merger.

Merger Consideration (see page 108)

In the Merger, the Company will issue 9,837,328 shares of the Company’s Common Stock to Hire Quest’s security holders, representing approximately 68% of the Company’s outstanding stock prior to the purchase of any shares of Common Stock by the Company in the Offer.

Annual Meeting of the Company’s Shareholders

The Annual Meeting of the Company’s shareholders will be held on July 10, 2019 at 2:30 p.m., Mountain Daylight Time at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011. All the Company’s shareholders of record as of the close of business on June 17, 2019 may vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of the Company’s Common Stock owned as of that record date.

At the Annual Meeting, the Company shareholders will be asked to consider and to vote upon 9 proposals:

•	To approve the election of directors as set forth in the Director Proposal;

•	To approve the reincorporation of the Company in the state of Delaware as set forth in the Reincorporation Proposal;

•	To approve an amendment to the Company’s Articles of Incorporation (i) to increase the Company’s authorized capital stock from 8,749,999 to 31,000,000 shares and correspondingly increase the authorized shares of Common Stock from 8,333,333 to 30,000,000 shares and the authorized shares of Preferred Stock from 416,666 to 1,000,000 shares, and (ii) to change the name of the Company to “HireQuest, Inc.” as set forth in the Charter Amendment Proposal;

•	To approve the issuance of shares of the Company’s Common Stock in connection with the Merger and the resulting change of control for purposes of Nasdaq Listing Rule 5635 as set forth in the Nasdaq Proposal;

•	To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019;

•	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement as set forth in the Say-on-Pay Proposal;

•	To conduct a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation as set forth in the Say-on-Frequency Proposal;

•	To approve, on a non-binding advisory basis, certain compensation arrangements that may be paid or become payable to our named executive officers upon completion of the Merger as set forth in the Change of Control Compensation Proposal; and

•	To approve any adjournment of the Annual Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals as set forth in the Adjournment Proposal.

No separate approval of the Merger Agreement or the Merger by the Company’s shareholders is necessary; the Company’s shareholders are not being asked to vote upon the Merger Agreement or the Merger. If the Charter Amendment Proposal and the Nasdaq Proposal are not approved, the Merger will not be completed. A vote in favor of the Charter Amendment Proposal and the Nasdaq Proposal shall be deemed an approval of the Merger.

Reasons for Entering into the Merger (see page 94)

In evaluating the Merger, including the issuance of the shares of the Company’s Common Stock in connection with the Merger, the Company’s Board consulted with the Company’s management, and, in reaching its decision to recommend the issuance of shares of our Common Stock in connection with the Merger and approving the Merger, the Board considered a number of factors including the following:

•	Hire Quest’s superior financial performance over time on a combined company basis;

•	The possible alternatives to the Merger, including maintaining the status quo, conducting a stock repurchase or undertaking a recapitalization, which alternatives our Board determined were less favorable to our shareholders than the Merger, given the potential risks, rewards and uncertainties associated with those alternatives;

•	The strategic and financial benefits that could potentially arise from the combination of Hire Quest and the Company;

•	The expectation that the Merger will strengthen the Company’s financial liquidity and cash flow;

•	A combined Hire Quest and Command Center will allow the Company’s shareholders to own shares in a combined company that will have a significantly larger market capitalization; and

•	The significant value to the Company’s shareholders represented by the net income and cash flows of Hire Quest following the completion of the Merger.

The Board also relied on the opinion of D.A. Davidson & Co. (“D.A. Davidson”), dated April 5, 2019. See “Opinion of the Company’s Financial Advisor” beginning on page 125 of this proxy statement.

Recommendation of the Company’s Board of Directors (see page 3)

After careful consideration, the Company’s Board determined that: (i) electing the Company’s nominees for director, (ii) reincorporating in Delaware pursuant to the Reincorporation Proposal, (iii) amending the Company’s Articles of Incorporation to increase the Company’s authorized capital stock from 8,749,999 to 31,000,000 shares and correspondingly increase the authorized shares of Common Stock from 8,333,333 to 30,000,000 shares and the authorized shares of Preferred Stock from 416,666 to 1,000,000 shares, and to change the name of the Company to “HireQuest, Inc.”, (iv) issuing shares of the Company’s Common Stock in connection with the Merger, (v) ratifying the selection of our independent registered public accounting firm, (vi) approving in an advisory non-binding vote the Company’s current executive compensation, (vii) determining in an advisory non-binding vote that future advisory votes on executive compensation should be held every One Year, (viii) approving in an advisory non-binding vote certain compensation arrangements that may be paid or become payable to our named executive officers upon completion of the Merger, and (ix) adjourning the Annual Meeting, for any reason, including if necessary, to solicit additional proxies, are each in the best interest of the Company and its shareholders. Our Board recommends that you vote “FOR” each of the Board of Directors’ nominees that are standing for election to the Board of Directors, “FOR” the Reincorporation Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Nasdaq Proposal, “FOR” the proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019, “FOR” the Say-on-Pay Proposal, “FOR” the “ONE YEAR” option for the Say-on-Frequency Proposal, “FOR” the Change of Control Compensation Proposal, and “FOR” the Adjournment Proposal if necessary.

Opinion of the Company’s Financial Advisor (see page 125)

The Company retained D.A. Davidson to deliver its opinion as to the fairness, from a financial point of view, of the consideration to be paid by the Company to Hire Quest pursuant to the Merger Agreement. The aggregate fees paid to D.A. Davidson by the Company for its services was $250,000. On April 7, 2019, D.A. Davidson provided its opinion,dated April 5, to the Board in connection with its consideration of the transactions contemplated by the Merger Agreement and its opinion does not constitute a recommendation as to how any holder of the Company’s Common Stock should vote with respect to approving the issuance of additional shares of the Company’s Common Stock in connection with the proposed Merger or any other proposal to be considered and voted upon at the Annual Meeting. The full text of the D.A. Davidson opinion, which sets forth assumptions made, matters considered and limitations on and qualifications to the review undertaken by D.A. Davidson in connection with its opinion, is attached as Annex C to this proxy statement.

The Company urges its shareholders to read the opinion carefully.

Interests and Voting Power of Directors, Executive Officers and their Affiliates (see page 57)

Neither the Company nor any of our executive officers or directors beneficially owns any of Hire Quest’s outstanding securities. Three current directors of the Company, and four current directors of Hire Quest, Richard Hermanns, Edward Jackson, Payne Browne and Kathleen Shanahan (or replacement designees selected by Hire Quest), are expected to serve as directors of the Company after the closing of the Merger. In addition, certain key employees of Hire Quest will enter into employment agreements with the Company effective as of the closing of the Merger, providing them with base salaries and potential bonus compensation, the right to receive stock options and severance. Richard K. Coleman, Jr., the Company’s President and Chief Executive Officer, will be appointed Chief Operating Officer of the Company and Richard Hermanns will be appointed Chief Executive Officer of the Company (subject to the consummation of the Merger).

Ownership of Combined Entity (see page 105)

As of the effective time of the Merger and following the closing of the Offer, the ownership of the Company’s outstanding Common Stock will be approximately as follows:

	At the Effective Time of the Merger	Assuming 1,500,000 Shares Repurchased in Offer (1)
Existing Company shareholders	32%	24%
Existing Hire Quest security holders	68%	76%

(1)  Assumes that the Company repurchases 1,500,000 shares of its Common Stock in the Offer.

Expected Timing of the Merger

The Company and Hire Quest currently expect to complete the Merger promptly following the Annual Meeting. Completion of the Merger is subject to all conditions to closing being satisfied or waived. It is possible that factors outside of either company’s control could require the Company and Hire Quest to complete the Merger at a later time or not complete it at all.

Representations, Warranties and Covenants in the Merger Agreement (see page 109)

The Company and Hire Quest have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, each of the Company and Hire Quest is required, among other things, to conduct its business in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the closing of the Merger.

Restrictions on Soliciting Other Transactions (see page 113)

The Merger Agreement provides that neither the Company nor Hire Quest may solicit alternative business combination transactions and, subject to certain exceptions, may not engage in discussions or negotiations regarding any alternative business combination transaction.

Conditions to Completion of the Merger (see page 122)

The obligations of the Company and Hire Quest to complete the Merger are subject to the satisfaction (or waiver, where permitted) of the following conditions:

•	the Company shareholder approval of the Charter Amendment Proposal and the Nasdaq Proposal;

•	the Company, Hire Quest and BB&T Bank entering into a $30 million credit facility;

•	the completion of a pre-closing reorganization of Hire Quest; and

•	Satisfaction or waiver of all of the other conditions to completion of the Merger. For a description of these conditions, see the section entitled “The Merger Agreement” beginning on page 107.

Termination of the Merger Agreement (see page 123)

The Company and Hire Quest may mutually agree to terminate the Merger Agreement at any time prior to effectiveness of the Merger. Either party may also terminate the Merger Agreement if:

•	the Merger has not been consummated on or before the 150th day (September 5, 2019) following the date of the Merger Agreement (the “End Date”);

•	any governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or if any governmental entity prevents the commencement and completion of the Offer; or

•	the Charter Amendment Proposal and the Nasdaq Proposal are not approved by the Company’s shareholders at the Annual Meeting.

Termination Fee and Expense Reimbursement (see page 124)

Generally, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring those expenses.

If the Merger Agreement is terminated by the Company prior to the receipt of shareholder approval of the proposals and in connection with entering into a different acquisition agreement in respect of a superior proposal, then the Company shall pay to Hire Quest, at or prior to such termination, a termination fee equal to $1.2 million (the “Termination Fee”). If the Merger Agreement is terminated by the Company because a governmental entity prevents the commencement and completion of the Offer, then the Company shall pay to Hire Quest, at or prior to such termination, an amount equal to 50% of the Termination Fee. If the Merger Agreement is terminated by Hire Quest under certain circumstances further described in the Merger Agreement, including due to a breach by the Company or the Merger Subs of any representation, warranty, covenant, or agreement that would cause the closing conditions of the Merger Agreement to not be satisfied, the Company shall pay Hire Quest the Termination Fee.

Risk Factors (see page 18)

You should carefully review the section entitled “Risk Factors” beginning on page 18 of this proxy statement, which discusses risks and uncertainties related to the Merger, the combined companies and the business and operations of each of the Company and Hire Quest.

Accounting Treatment (see page 132)

The Company prepares its financial statements in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Merger will be accounted for as an acquisition under U.S. GAAP. Because there will be a change of control, the transaction will be treated as a reverse acquisition. Because the companies are very similar and the Company has publicly traded stock, the Company’s closing stock price is considered to be the most reliable determination of the fair value of Hire Quest’s private stock. Consideration used below is estimated based on the Company’s closing stock price on April 12, 2019. The purchase price and allocation of the purchase price will be finalized based on the stock price on the closing date.

Certain Material U.S. Federal Income Tax Considerations (see page 131)

The Merger is intended to qualify as a “reorganization” under Section 368(a) of the Code, as discussed below under “Certain Material U.S. Federal Income Tax Considerations” on page 131.

No Dissenters’ Rights of Appraisal (see page 138)

Under Washington law, the holders of shares of the Company’s Common Stock are not entitled to dissenters’ rights of appraisal in connection with any of the proposals to be considered and acted upon at the Annual Meeting. In addition, because the Merger is not subject to the Company’s shareholder approval under Washington law, the holders of shares of the Company’s Common Stock are not entitled to dissenters’ rights of appraisal in connection with the Merger.

This proxy statement is only seeking the Company shareholder votes.

Voting Agreements (See page 124)

Certain of the Company’s directors, executive officers and shareholders have agreed to vote their shares of the Company’s Common Stock in favor of the Reincorporation Proposal, the Charter Amendment Proposal and the Nasdaq Proposal. The shares held by these directors, officers and shareholders collectively represented approximately 24% of the outstanding shares of the Company’s Common Stock as of June 17, 2019. In addition, each of the members of Hire Quest voted in favor of the approval and adoption of the Merger Agreement and approval of the Merger.

Market Price and Dividend Information

On April 8, 2019, prior to the announcement of the Merger after market close, the Company’s Common Stock closed at $3.92. On June 17, 2019, the Company’s Common Stock closed at $5.39. Following the consummation of the Merger, the Company’s Common Stock, including the shares issued in connection with the Merger, is expected to continue to trade on the NASDAQ Capital Market. Following the Merger, the Company currently intends to retain earnings, if any, to finance the growth and development of its business, but will evaluate its dividend policy shortly after the completion of the Merger and business integration.

Regulatory Approvals

The Company must comply with applicable securities laws in connection with the issuance of shares of the Company’s Common Stock in connection with the Merger.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference into this proxy statement contain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts, including statements regarding our future financial position, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Specific forward-looking statements include, without limitation, statements regarding the following:

•	The effects of the Merger on our shareholders;

•	The anticipated timing of the completion of the Merger;

•	The anticipated benefits expected from the Merger; and

•	The expected federal tax consequences from the Merger.

The results anticipated by any or all of these forward-looking statements might not occur. Important factors, uncertainties and risks that may cause actual results to differ materially from these forward-looking statements are contained in the risk factors that follow and elsewhere in this proxy statement and the incorporated documents. We undertake no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise. For more information regarding some of the ongoing risks and uncertainties of our business, see the risk factors that follow and or that are disclosed in our incorporated documents.

RISK FACTORS

In addition to the other information included and incorporated by reference in this proxy statement, you should carefully consider the following risks before deciding whether to vote for the Charter Amendment Proposal or the Nasdaq Proposal. See the section entitled “Where You Can Find More Information” beginning on page 138.

Risks Relating to the Merger

The Company and Hire Quest may not realize all of the anticipated benefits of the Merger.

The success of the Merger will depend, in large part, on the ability of the combined company to realize the anticipated benefits from combining the businesses of the Company and Hire Quest. To realize the anticipated benefits of the Merger, the combined company must successfully integrate the businesses of the Company and Hire Quest. This integration will be complex and time-consuming.

Potential difficulties the Company and Hire Quest may encounter include, among others:

•	unanticipated issues in integrating logistics, information, communications and other systems;

•	integrating personnel from the two companies while maintaining focus on providing a consistent, high quality level of service;

•	transitioning the Company’s branch network to become franchise-owned by multiple franchisees, including some first-time franchisees;

•	integrating complex systems, technology, networks and other assets of Hire Quest in a seamless manner that minimizes any adverse impact on customers, employees, service providers, and other constituencies;

•	performance shortfalls at one or both of the companies as a result of the diversion of management’s attention from day-to-day operations caused by activities surrounding the completion of the Merger and integration of the companies’ operations;

•	potential unknown liabilities, liabilities that are significantly larger than anticipated, unforeseen expenses or delays associated with the Merger and the integration process;

•	unanticipated changes in applicable laws and regulations;

•	the impact on the Company’s internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, including, but not limited to, complexities that arise as a result of integrating the accounting system and internal controls of a private with that of a public company; and

•	complexities associated with managing the larger, combined business.

Some of these factors are outside the control of either company.

The Company has not completed a merger or acquisition comparable in size or scope to the Merger. The failure of the combined company, after the Merger, to successfully integrate the operations of the Company and Hire Quest or otherwise to realize any of the anticipated benefits of the Merger could cause an interruption of, or a loss of momentum in, the activities of the combined company and could adversely affect its results of operations. The integration process may be more difficult, costly or time-consuming than anticipated, which could cause the Company’s stock price to decline.

The pendency of the Merger could adversely affect the Company’s stock price and could adversely affect the Company’s and Hire Quest’s respective businesses, financial condition, results of operations or business prospects.

While neither the Company nor Hire Quest is aware of any significant adverse effects to date, the pendency of the Merger could disrupt either or both of their businesses in a number of ways, including:

•	the attention of the Company’s and/or Hire Quest’s management may be directed toward the completion of the Merger and related matters and may be diverted from the day-to-day business operations of their respective companies, including from other opportunities that might otherwise be beneficial to them;

•	certain customers, suppliers, business partners and other persons with whom the Company and/or Hire Quest have a business relationship may delay or defer certain business decisions or seek to terminate, change or renegotiate their relationship with the Company or Hire Quest as a result of the Merger, whether pursuant to the terms of their existing agreements or otherwise; and

•	current and prospective employees may experience uncertainty regarding their future roles with the combined company, which might adversely affect the Company’s and/or Hire Quest’s ability to retain, recruit and motivate key personnel.

Provisions of the Merger Agreement limit the Company’s and Hire Quest’s ability to pursue other business combinations and may deter third parties from proposing alternative transactions.

The Merger Agreement contains provisions that make it difficult for the Company or Hire Quest to entertain a third-party proposal for an acquisition of the Company or Hire Quest. These provisions include a general prohibition against solicitation or engaging in discussions or negotiations regarding any alternative acquisition proposal by each of the Company and Hire Quest and a requirement that the Company pay the Termination Fee to Hire Quest if the Merger Agreement is terminated under certain circumstances. See the Sections entitled “Termination of the Merger Agreement” and “Fees and Expenses” beginning on pages 123 and 124, respectively.

These provisions might discourage a third party that might otherwise be interested in making a proposal from considering or proposing an acquisition of either the Company or Hire Quest, including an acquisition or similar transaction that may be deemed of greater value than the Merger to the Company’s shareholders or Hire Quest security holders. In addition, even if a third party elected to propose an acquisition, the existence of the Termination Fee may result in that third party offering a lower value than the third party might otherwise have offered.

Hire Quest is a private company, making it difficult to determine its value.

Hire Quest is a private company and, as such, there is no public trading market for its securities and no market price that may be used in valuing its securities. As a result, Hire Quest’s value is difficult to determine. The number of shares of the Company’s Common Stock to be issued to Hire Quest security holders was determined based on negotiations between the parties, and it may not be indicative of Hire Quest’s actual value.

Future financial results of the combined company may differ materially from the unaudited pro forma combined financial statements presented in this proxy statement and the financial forecasts prepared in connection with discussions concerning the Merger.

The unaudited pro forma combined financial information included in this proxy statement is derived from the Company’s and Hire Quest’s separate historical consolidated financial statements. This pro forma financial information may not necessarily reflect what the Company’s results of operations and financial position would have been had the Merger occurred during the periods presented in the pro forma combined financial information, or what the Company’s results of operations and financial position will be in the future.

Failure to complete or delay of the Merger could negatively impact the Company’s and Hire Quest’s respective businesses, financial condition or results of operations.

The completion of the Merger is subject to a number of conditions, as described under “Conditions to Completion of the Merger” beginning on page 122, and there can be no assurance that the conditions to the completion of the Merger will be satisfied. If the conditions are not satisfied or waived, the Merger will not be completed or will be delayed. If the Merger is not completed or is delayed, the Company and Hire Quest will be subject to several risks, including but not limited to:

•	the current market price of the Company’s Common Stock may reflect a market assumption that the Merger will occur or that it will occur by a certain date, and a failure to complete the Merger or a delay in the Merger could result in a negative perception by the market of the Company generally and a resulting decline in the market price of the Company’s Common Stock;

•	the Company or Hire Quest may experience negative reactions from their respective employees, customers, suppliers and other business partners;

•	there may be substantial disruption to the Company’s and Hire Quest’s businesses and a distraction of their respective management teams and employees from day-to-day operations, because matters related to the Merger have required substantial commitments of time and financial and other resources, which could otherwise have been devoted to other opportunities that might have been beneficial;

•	the Company may be required to pay a substantial Termination Fee to Hire Quest if the Merger Agreement is terminated under certain circumstances; and

•	if the Merger is not completed, the Company would continue to face the risks that it currently faces as an independent company.

In addition to these factors, failure to complete the Merger will mean that the Company and Hire Quest will not obtain the anticipated benefits of combining the two companies. If the Merger is not completed, the risks described above may materialize and materially adversely affect the Company’s business, financial condition, results of operations and stock price.

The combined company’s future operating results will be adversely affected if it does not effectively manage its expanded operations following the Merger.

Following the Merger, the size of the combined company’s business will be significantly larger than the current businesses of the Company and Hire Quest. The future success of the combined company will depend, in part, upon its ability to manage this expanded business, which will pose substantial challenges for the combined company’s management. The Company cannot assure you that the combined company will be successful or that the combined company will realize the expected operating efficiencies, synergies, and other benefits currently anticipated to result from the Merger.

Converting the Company’s business model to a franchise model following the Merger has multiple risks for our operations.

As a basis for the Merger, the Company believes Hire Quest’s franchise operating model is superior to the Company’s and offers many benefits. It is contemplated that shortly after the closing of the Merger, the Company will be selling its branches and converting them to franchises. While this operating strategy has perceived benefits, it also comes with risks. The Company will need to identify franchisees that have the financial capability and operating acumen to effectively operate these franchises. We will have less control over the day-to-day functioning of the branches and the franchisees may operate in a manner that is counter to our interests or introduce risks to our business by departing from our operating norms. Further, operating as a franchise model will introduce regulatory risk as franchises are generally regulated at both the Federal and state level. Franchises require a different operating model than what the Company currently employs, including new IT systems and business processes that must be adopted. We plan on leveraging the Hire Quest platform for these functions, but there is no assurance that we can do so successfully, and the business rationale for the Merger is heavily dependent on our ability to do so.

The market price of the Company’s Common Stock after the Merger may be affected by factors different from those affecting the market price of the Company’s shares prior to the Merger.

The businesses of the Company and Hire Quest differ in important respects and, accordingly, the results of operations of the combined company and the market price of the Company’s Common Stock following the Merger may be affected by factors different from those existing prior to the Merger. For a discussion of the businesses of the Company and Hire Quest and of certain factors to consider in connection with those businesses, see the documents incorporated by reference into this proxy statement referred to under the section entitled “Where You Can Find More Information” and Hire Quest’s business description beginning on page 89.

The issuance of shares of the Company’s Common Stock to Hire Quest security holders in connection with the Merger will significantly reduce the percentage ownership of the Company’s current shareholders.

Current shareholders of the Company will experience a significant reduction in the relative percentage ownership of the Company’s Common Stock upon completion of the Merger. If the Merger is completed, 9,837,328 shares of the Company’s Common Stock will be issued to Hire Quest security holders as consideration in the Merger. Following completion of the Offer, and assuming the Offer is fully subscribed, the Company will have 12,966,659 shares of Common Stock outstanding, in which case the percentage ownership of Common Stock held by the Hire Quest security holders will increase to approximately 76%.

Following the closing of the Merger, the ownership of the Company’s Common Stock will be highly concentrated.

Following the completion of the Merger, Hire Quest security holders will own approximately 68% of our Common Stock. Hire Quest security holders will not participate in the Offer, which will further concentrate their ownership of the Company, from an aggregate of approximately 68% following the closing of the Merger to approximately 76% of the issued and outstanding shares following the closing of the Offer, assuming the Offer is fully subscribed. Concentrated ownership may limit the ability of our shareholders to influence corporate matters and may also have the effect of delaying, preventing or defeating a change of control.

Retention of Key Personnel

The future positive performance of the combined company depends to a significant degree upon the continued service of key members of the Company’s management as well as key personnel of Hire Quest’s management. The loss of one or more of these key personnel could have a material adverse effect on our business, operating results, and financial condition before and after completion of the Merger. Certain key members of the Company’s management possess knowledge and information that are exclusive to them, and the loss of this working and historical knowledge could be deleterious moving forward. Additionally, key personnel within certain departments of the Company will be important to the integration of the two companies, as well as maintaining certain systems and functional areas of operations. The loss of any of these personnel could have a negative impact on the integration and operations of the Company or the combined company.

Given the low national unemployment rate and the natural disruption created in the merger process, there is no certainty that we will be able to retain our key employees or that we will be successful in attracting and retaining similarly situated personnel in the future. We believe the aforementioned risks may be mitigated by the fact that key members of each company’s management teams possess similar skills, experience and expertise, such that the loss of any single key person could be supplanted with a person of similar (although not necessarily equal) ability and knowledge.

Similarly, in the event the Merger does not close for any reason, the disruption created by the merger process could ultimately cause some or all key personnel to leave their employment with the Company.

Use of Company Cash and Debt Financing to Satisfy the Offer

While not a condition to the closing of the Merger, in the event the Offer is fully subscribed, the Company would likely utilize all or a significant portion of its available cash. Additionally, the Company will likely incur a debt obligation to satisfy the purchase of a portion of the tendered shares, in addition to utilizing all or a significant portion of the Company’s available cash in the process. This use of cash and likely incurrence of debt will likely have a negative impact on the combined company’s financial condition and may have a negative impact on the combined company’s financial performance after the completion of the Merger. For more information regarding the Offer, please see section entitled “The Merger Agreement – The Offer.”

The Merger may be completed on different terms from those contained in the Merger Agreement.

Prior to the completion of the Merger, the Company and Hire Quest may amend or alter the terms of the Merger Agreement or waive compliance with the terms and conditions of the Merger Agreement, including closing conditions. Although certain types of amendments, alterations or waivers may not be made after the shareholder vote unless the votes of the Company’s shareholders and Hire Quest security holders are re-solicited, most amendments, alterations and waivers will not require any re-solicitation. Any such amendments or alterations may have negative consequences to the Company’s shareholders and/or Hire Quest security holders or adversely affect the operations of the combined company.

If the Company is or becomes a “personal holding company,” the Company may be required to pay personal holding company taxes, which would have an adverse effect on the Company’s cash flows, results of operations and financial condition.

Under the Code, a corporation that is a “personal holding company” may be required to pay a personal holding company tax in addition to regular income taxes. A corporation generally is considered a personal holding company if (1) at any time during the last half of the taxable year more than 50% of the value of the corporation’s outstanding stock is owned, directly, indirectly or constructively, by or for five or fewer individuals (the “Ownership Test”) and (2) at least 60% of the corporation’s “adjusted ordinary gross income” constitutes “personal holding company income” (the “Income Test”). A corporation that is considered a personal holding company is required to pay a personal holding company tax at a rate equal to 20% of such corporation’s undistributed personal holding company income, which is generally taxable income with certain adjustments, including a deduction for U.S. federal income taxes and dividends paid.

As a result of the Merger, the Company will likely satisfy the Ownership Test in 2019. However, the Company does not expect to satisfy the Income Test in 2019. Accordingly, the Company does not believe that it will be considered a personal holding company in 2019. However, because personal holding company status is determined annually and is based on the nature of the Company’s income and the percentage of the Company’s outstanding stock that is owned, directly, indirectly or constructively, by major shareholders, there can be no assurance that the Company will not be a personal holding company in 2019 or become a personal holding company in any future taxable year. If the Company were considered a personal holding company with undistributed personal holding company income in a taxable year, the payment of personal holding company taxes would have an adverse effect on the Company’s cash flows, results of operations and financial condition.

For a more detailed discussion of the personal holding company rules, see the section below entitled “Certain Material U.S. Federal Income Tax Considerations.”

We will incur significant transaction costs in connection with the Merger, including all costs incurred by the Company and Hire Quest.

We have incurred and expect to incur significant, non-recurring costs in connection with consummating the Merger. We may also incur additional costs to retain key employees throughout the transition.

Risks Relating to Hire Quest’s Business

Some of the risks relating to the Merger described above and relating to the Company described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2018 and incorporated by reference may also apply to Hire Quest. In addition, Hire Quest faces the following risks relating to its franchise system, which risks would be faced by the Company if and when the Merger closes:

Hire Quest’s operating and financial results and growth strategies are closely tied to the success of its franchisees.

With the exception of one company-owned branch, Hire Quest’s branches are operated by its franchisees, which makes it dependent on the financial success and cooperation of its franchisees. Hire Quest has limited control over how its franchisees’ businesses are run, and the inability of franchisees to operate successfully could adversely affect its operating and financial results through decreased royalty payments. If its franchisees incur too much debt, if their operating expenses increase or if economic or sales trends deteriorate such that they are unable to operate profitably or repay existing debt, it could result in their financial distress, including insolvency or bankruptcy. If a significant franchisee or a significant number of franchisees become financially distressed, Hire Quest’s operating and financial results could be impacted through reduced or delayed royalty payments. Hire Quest’s success also depends on the willingness and ability of its franchisees to implement major initiatives, which may include financial investment. Its franchisees may be unable to successfully implement strategies that Hire Quest believes are necessary for their further growth, which in turn may harm the growth prospects and financial condition of Hire Quest.

Hire Quest’s franchisees could take actions that could harm its business.

Hire Quest’s franchisees are contractually obligated to operate their branches in accordance with the operations standards set forth in Hire Quest’s agreements with them and applicable laws. However, although Hire Quest attempts to properly train and support all its franchisees, they are independent third parties whom it does not control. The franchisees own, operate, and oversee the daily operations of their branches, and their core branch employees are not Hire Quest’s employees. Accordingly, their actions are outside of Hire Quest’s control. Although Hire Quest has developed criteria to evaluate and screen prospective franchisees, it cannot be certain that its franchisees will have the business acumen or financial resources necessary to operate successful franchises at their approved locations, and state franchise laws may limit its ability to terminate or not renew these franchise agreements. Moreover, despite its training, support and monitoring, franchisees may not successfully operate branches in a manner consistent with Hire Quest’s standards and requirements or may not hire and adequately train qualified branch personnel. The failure of Hire Quest’s franchisees to operate their franchises in accordance with its standards or applicable law, actions taken by their employees or a negative publicity event at one of its branches or involving one of its franchisees could have a material adverse effect on Hire Quest’s reputation, its brands, its ability to attract prospective franchisees, its company-owned branch, and its business, financial condition or results of operations.

If Hire Quest fails to identify, recruit and contract with a sufficient number of qualified franchisees, its ability to open new branches and increase its revenues could be materially adversely affected.

The opening of additional branches and expansion into new markets depends, in part, upon the availability of prospective franchisees who meet Hire Quest’s criteria. Many of Hire Quest’s franchisees open and operate multiple branches, and part of its growth strategy requires it to identify, recruit and contract with new franchisees or rely on its existing franchisees to expand. Hire Quest may not be able to identify, recruit or contract with suitable franchisees in its target markets on a timely basis or at all. If it is unable to recruit suitable franchisees or if franchisees are unable or unwilling to open new branches, its growth may be slower than anticipated, which could materially adversely affect its ability to increase its revenues and materially adversely affect its business, financial condition and results of operations.

Opening new branches in existing markets and aggressive development could cannibalize existing sales and may negatively affect sales at existing branches.

Hire Quest intends to continue opening new franchised branches in its existing markets as a part of its growth strategy. Expansion in existing markets may be affected by local economic and market conditions. Further, the customer target area of Hire Quest’s branches varies by location, depending on a number of factors, including population density, area demographics and geography. As a result, the opening of a new branch in or near markets in which its franchisees’ branches already exist could adversely affect the sales of these existing franchised branches. Sales cannibalization between branches may become significant in the future as Hire Quest continues to expand its operations and could affect sales growth, which could, in turn, materially adversely affect its business, financial condition or results of operations. There can be no assurance that sales cannibalization will not occur or become more significant in the future as Hire Quest increases its presence in existing markets.

Hire Quest may engage in litigation with its franchisees.

Although Hire Quest believes it generally enjoys a positive working relationship with its franchisees, the nature of the franchisor-franchisee relationship may give rise to litigation with its franchisees. While Hire Quest does not currently engage in litigation with its franchisees in the ordinary course of business, it is possible that it may experience litigation with some of its franchisees in the future. Hire Quest may engage in future litigation with franchisees to enforce its contractual indemnification rights if it is brought into a matter involving a third party due to the franchisee’s alleged acts or omissions. In addition, it may be subject to claims by its franchisees relating to its franchise disclosure document, including claims based on financial information contained in its franchise disclosure document. Engaging in such litigation may be costly and time-consuming and may distract management and materially adversely affect its relationships with franchisees and its ability to attract new franchisees. Any negative outcome of these or any other claims could materially adversely affect Hire Quest’s results of operations as well as its ability to expand its franchise system and may damage its reputation and brands. Furthermore, existing and future franchise-related legislation could subject Hire Quest to additional litigation risk in the event it terminates or fail to renew a franchise relationship.

COMMAND CENTER, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma financial information presents the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of income based upon the combined historical financial statements of the Company and Hire Quest, after giving effect to the proposed Merger of Hire Quest into Merger Sub 2, a wholly-owned subsidiary of the Company, and the adjustments described in the accompanying notes. The Merger will be accounted for as a reverse acquisition under the acquisition method of accounting, which requires determination of the accounting acquirer. The accounting guidance for business combinations provides that in identifying the acquiring entity in a combination effected through an exchange of equity interests, all pertinent facts and circumstances must be considered, including but not limited to, the relative voting rights of the shareholders of the constituent companies in the combined company, the composition of the board of directors and senior management of the combined company, the relative size of each company and the terms of the exchange of equity securities in the business combination, including payment of any premium.

Because the Hire Quest security holders will be entitled to designate the majority of the Board of Directors of the combined company and will receive a majority of the equity securities and voting rights of the combined company upon closing of the Merger, Hire Quest is considered to be the acquirer of the Company for accounting purposes. This means that Hire Quest will allocate the purchase price to the fair value of the Company’s assets acquired and liabilities assumed on the acquisition date, with any excess purchase price being recorded as goodwill.

The unaudited pro forma condensed combined balance sheet as of March 29, 2019 reflects the transaction as if it occurred on March 29, 2019. The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 28, 2018 and for the fiscal quarter ended March 29, 2019 reflect the transaction as if it occurred on December 30, 2017, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. You should read the information set forth below together with the notes to the pro forma condensed combined financial statements, the Annual Report of the Company on Form 10-K for the fiscal year ended December 28, 2018 and the Quarterly Report of the Company on Form 10-Q for the fiscal quarter ended March 29, 2019, which are incorporated by reference in this proxy statement, and the financial statements of Hire Quest for the years ended December 31, 2018 and 2017 and the three months ended March 31, 2019 and 2018 included in this proxy statement.

Command Center, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

March 29, 2019

	Command Center, Inc.	HireQuest, LLC	Pro forma adjustments		Pro forma condensed combined
ASSETS
Current assets
Cash and cash equivalents	$7,478,045	$398,694	$(7,478,045)	A	$398,694
Accounts receivable, net of allowance for doubtful accounts	9,063,215	22,397,298	—		31,460,513
Prepaid expenses, deposits, and other assets	460,953	380,371	6,503,225	B	7,344,549
Prepaid workers' compensation	313,814	—	—		313,814
Total current assets	17,316,027	23,176,363	(974,820)		39,517,570
Property and equipment, net	288,375	2,176,064	—		2,464,439
Right-of-use asset	1,795,451	—	—		1,795,451
Deferred tax asset	1,321,644	—	—		1,321,644
Workers' compensation risk pool deposit, less current portion, net	191,521	—	—		191,521
Workers' compensation risk pool deposit in receivership, net	260,000	—	(260,000)	C	—
Goodwill and other intangible assets, net	3,903,963	—	20,999,675	D	24,903,638
Total assets	$25,076,981	$25,352,427	$19,764,855		$70,194,263
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$904,981	$41,024	$—		$946,005
Due to franchisees	—	1,978,209	—		1,978,209
Other current liabilities	788,831	2,076,117	—		2,864,948
Accrued wages and benefits	1,583,534	654,090	—		2,237,624
Current portion of lease liabilities	930,874	—	—		930,874
Current portion of workers' compensation claims liability	1,003,643	—	—		1,003,643
Total current liabilities	5,211,863	4,749,440	—		9,961,303
Lease liabilities, less current portion	915,203	—	—		915,203
Workers' compensation claims liability, less current portion	912,754	—	—		912,754
Due to affiliate	—	4,646,906	—		4,646,906
Deferred tax liability	—	—	11,461,123	E	11,461,123
Other liabilities	—	2,541,515	—		2,541,515
Total liabilities	7,039,820	11,937,861	11,461,123		30,438,804
Equity
Total Command Center, Inc. stockholders' equity	18,037,161	—	(18,037,161)	F	—
Total HireQuest, LLC member equity	—	13,414,566	26,340,893	F	39,755,459
Total stockholders' equity	18,037,161	13,414,566	8,303,732		39,755,459
Total liabilities and stockholders' equity	$25,076,981	$25,352,427	$19,764,855		$70,194,263

See notes to pro forma condensed combined financial statements.

Command Center, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations for the

Fiscal Quarter Ended March 29, 2019

	Command Center, Inc.	HireQuest, LLC	Pro forma adjustments		Pro forma condensed combined
Revenue	$21,754,898	$3,497,306	$—		$25,252,204
Cost of staffing services	16,122,635	149,288	—		16,271,923
Gross profit	5,632,263	3,348,018	—		8,980,281
Selling, general and administrative expenses	6,550,012	1,614,603	(781,572)	A	7,383,043
Depreciation and amortization	67,817	14,037	1,221,135	B	1,302,989
Income (loss) from operations	(985,566)	1,719,378	(439,563)		294,249
Interest expense and other financing expense	80	1,894	—		1,974
Net income (loss) before income taxes	(985,646)	1,717,484	(439,563)		292,275
Provision for income taxes	(241,623)	—	668,720	C	427,097
Net income (loss)	$(744,023)	$1,717,484	$(1,108,283)		$(134,822)

Earnings (loss) per share:
Basic	$(0.16)		$(0.13)		$(0.01)
Diluted	$(0.16)		$(0.13)		$(0.01)

Weighted average shares outstanding:
Basic	4,662,275		8,304,834		12,966,659
Diluted	4,662,275		8,304,384		12,966,659

See notes to pro forma condensed combined financial statements.

Command Center, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations for the

Fiscal Year Ended December 28, 2018

	Command Center, Inc.	Hire Quest, LLC	Pro forma adjustments		Pro forma condensed combined
Revenue	$97,388,820	$12,965,711	$—		$110,354,531
Cost of staffing services	72,450,295	629,449	—		73,079,744
Gross profit	24,938,525	12,336,262	—		37,274,787
Selling, general and administrative expenses	23,433,198	5,106,769	(52,510)	A	28,487,460
Depreciation and amortization	323,852	92,608	5,001,132	B	5,417,592
Income from operations	1,181,475	7,136,885	(4,948,622)		3,369,735
Interest expense and other financing expense	2,116	19,697	—		21,813
Net income before income taxes	1,179,359	7,117,188	(4,948,622)		3,347,922
Provision for income taxes	205,072	—	1,814,224	C	2,019,296
Net income	$974,287	$7,117,188	$(6,762,846)		$1,328,626

Earnings per share:
Basic	$0.20		$(0.84)		$0.10
Diluted	$0.20		$(0.84)		$0.10

Weighted average shares outstanding:
Basic	4,853,000		8,113,659	D	12,966,659
Diluted	4,855,019		8,113,659	D	12,968,678

See notes to pro forma condensed combined financial statements.

COMMAND CENTER, INC.
Notes to Pro Forma Condensed Combined Financial Statements.

Note 1 – Basis of Presentation

The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the Merger and expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on estimates. They have been prepared to illustrate the estimated effect of the Merger and certain other adjustments. The final determination of the purchase price allocation will be based on the fair values of assets acquired and liabilities assumed of the Company as of the closing date of Merger, and could result in a significant change to the unaudited pro forma condensed combined financial information, including goodwill.

Note 2 – Command Center Preliminary Purchase Price Allocation

Because the Merger is considered a reverse merger for accounting purposes, the fair value of the purchase consideration is calculated based on Command Center’s stock price as it is considered to be a more reliable determination than the fair value of Hire Quest’s private stock. Consideration is estimated based on Command Center’s stock price of $5.69. The purchase price will be finalized based on the stock price on the closing date.

Shares of Command Center, Inc.	4,629,331
Estimated share price	$5.69
Fair value of consideration	$26,340,893

The preliminary purchase price as shown in the table above is allocated to the tangible and intangible assets acquired and liabilities assumed by the Company based on their preliminary estimated fair values. The fair value assessments are preliminary and are based upon available information and certain assumptions which the Company believes are reasonable. Actual results may differ materially from the unaudited pro forma condensed combined financial statements.

Description	Amount
Current assets	$9,837,982
Property, plant and equipment, net (1)	288,375
Other non-current assets	3,308,616
Identifiable intangible assets (2)	19,894,341
Goodwill	5,009,296
Current liabilities	(5,211,863)
Non-current liabilities	(1,827,957)
Deferred tax liability	(4,957,897)
Preliminary purchase price	$26,340,893

1)	Preliminary fair value assessments are still in process. However, based on the information received to date, management does not believe the fair value will be materially different from the historical carrying value. As such, the historical carrying value has been used in the preliminary purchase price allocation.

2)	Preliminary fair value adjustments were identified related to customer relationships and the related customer lists. The useful life of customer relationships was estimated to be four years. Preliminary adjustments are under review and are subject to change.

Note 3 – Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

(A)	Adjusted out due to cash not being included in the calculation of the preliminary purchase price due to the cost of the tender offer.

(B)	Related to the liability associated with Hire Quest changing from cash to accrual basis of accounting for tax reporting purposes that will be reimbursed by the owners of Hire Quest.

(C)	Based on the level of uncertainty related to the collectability of this deposit, no value was assigned to it in the preliminary fair value assessment.

(D)	Adjustments to intangible assets based on preliminary fair value assessment:

Description	Amount
Fair value of customer relationships	$19,165,452
Fair value of trademarks	728,890
Fair value of consideration transferred in excess of the preliminary fair value of assets acquired and liabilities assumed	5,009,296
Less Command Center’s historic intangible assets	(3,903,963)
Pro forma adjustment to intangible assets	$20,999,675

(E)

Related to the liability associated with Hire Quest changing from cash to accrual basis of accounting for tax reporting purposes of $6,503,225 and the liability related to the identifiable intangible assets having no tax basis.

(F)	Adjustments to Command Center’s historical equity:

Description	Amount
Fair value of consideration transferred	$26,340,893
Less Command Center's historical equity	(18,037,161)
Pro forma adjustment to total Command Center and Hire Quest equity	$8,303,732

Note 4 – Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Income

(A)	Represents the elimination of non-recurring expense directly related to the Merger

(B)	The newly acquired intangible assets consisting of customer relationships and trademarks will be amortized on a straight line basis over their estimated useful lives. The fair value assessment is preliminary and any changes to the preliminary values will have a direct impact on future earnings via amortization expense.

Description	Estimated fair value	Estimated useful life	Fiscal Quarter Ended March 29, 2019	Fiscal Year Ended December 28, 2018
Customer relationships	$19,165,451	4 years	$1,197,841	$4,791,363
Trademarks	728,890	2 years	91,111	364,445
Less historical amortization			$(67,817)	$(154,676)
Pro forma adjustment to amortization expense			$1,221,135	$5,001,132

(C)	To record the income tax impact of the pro forma adjustments 4(A) above. The pro forma tax provision does not include the effect of Hire Quest, LLC being required to change their accounting method to an accrual basis as a result of the merger transaction.

Description	Fiscal Quarter Ended March 29, 2019	Fiscal Year Ended December 28, 2018
Pro forma change in income before income tax	$781,572	$52,510
Combined Federal and State statutory rate	24.9%	24.9%
Sub-total	$194,777	$13,086

Hire Quest, LLC tax expense due to change from S to C corporation	$473,943	$1,801,138

Pro forma impact to income tax expense	$668,720	$1,814,224

(D)	The pro forma basic and diluted earnings per share calculations are based on the basic and diluted weighted average shares of Command Center. The pro forma basic and diluted weighted average shares outstanding are a combination of historical weighted average Command Center shares and the share impact related to the Merger as follows:

	Fiscal Quarter Ended March 29, 2019	Fiscal Year Ended December 28, 2018
Historic weighted average number of common shares outstanding
Basic	4,662,275	4,853,000
Dilute	4,662,275	4,855,019
Impact of the Merger on the weighted average number of common shares outstanding	8,304,384	8,113,659
Pro forma weighted average number of common shares outstanding
Basic	12,966,659	12,966,659
Dilute	12,966,659	12,968,678

HIRE QUEST’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion reviews significant factors with respect to Hire Quest’s financial condition at March 31, 2019 and December 31, 2018, and results of operations for the three months ended March 31, 2019 and 2018 and fiscal years ended December 31, 2018 and 2017. This discussion should be read in conjunction with Hire Quest’s financial statements presented elsewhere in this proxy statement. The financial statements and the following discussion relate to Hire Quest, LLC, the operating company that is 93.5% owned by Hire Quest Holdings, LLC. It is a condition to the closing of the Merger that Hire Quest Holdings, LLC engage in a restructuring such that, immediately prior to the closing of the Merger, Hire Quest Holdings, LLC will own 100% of Hire Quest, LLC. References in this section to “Hire Quest” refer solely to Hire Quest, LLC.

The following discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those discussed in such forward-looking statements. See the cautionary statement regarding forward-looking statements beginning on page 17 of this proxy statement. This discussion and analysis should be considered in light of such cautionary statements and the risk factors beginning on page 18 of this proxy statement.

The following table reflects certain operating results for the three months ended March 31, 2019 and 2018 and the years ended December 31, 2018 and 2017. The table serves as the basis for the narrative discussion that follows.

Hire Quest, LLC
Consolidated Statements of Income

	3/31/2019	3/31/2018	12/31/2018	12/31/2017
	(Unaudited)	(Unaudited)		(Restated)
Total revenue	$3,497,306	$3,052,788	$12,965,710	$11,277,700
Total cost of revenue, owned location	149,288	153,215	629,449	501,953
Gross profit	3,348,018	2,899,573	12,336,261	10,775,747
Personnel	881,130	704,652	3,179,908	2,723,291
General and administrative expenses	733,473	557,706	1,954,502	1,797,355
Depreciation and amortization	14,037	29,844	92,608	85,279
Management fees	—	249,292	249,292	3,400,355
Operating income	1,719,378	1,358,079	6,859,951	2,769,468
Other income (expenses)	(1,894)	94,689	257,234	67,378
Net income	$1,717,484	$1,452,768	$7,117,185	$2,836,845

Results of Operations

Hire Quest’s revenue consists of (1) royalty fees earned through staffing services sold at franchised branches and (2) revenue of its corporate-owned branch. Hire Quest also refers to total sales generated by its franchisees as “franchise sales.” The sum of “franchise sales” and revenue of the corporate-owned branch is referred to as “total system-wide sales.”

Hire Quest’s franchisees serve a wide variety of customers and industries across 21 states and the District of Columbia. Sales of a particular franchised branch can fluctuate significantly on both a quarter-over-quarter and year-over-year basis depending on the local economic conditions and need for temporary labor services in the local economy.

Three Months ended March 31, 2019 compared to three months ended March 31, 2018

Revenue: Revenue was $3.5 million for the three months ended March 31, 2019 compared to $3.1 million for the three months ended March 31, 2018, an increase of approximately $400,000, or 12.9%. Franchise sales increased from approximately $40 million for the three months ended March 31, 2018 to approximately $48 million for the three months ended March 31, 2019. The increase in both franchise sales and royalty-driven revenue was due primarily to the opening of new franchises in a number of markets, opening new offices in existing franchised territories, and expanding the customer base.

Total Cost of Revenue, Owned Location: Total cost of revenue, owned location was approximately 4.3% of revenue for the three months ended March 31, 2019 compared to approximately 5.0% for the three months ended March 31, 2018. This decrease was due to the decreasing cost of payroll in the Hire Quest-owned branch location as compared to total royalties and franchise sales system wide.

Personnel, General and Administrative Expenses, and Management Fee: Personnel, General and Administrative Expenses, and Management Fee were approximately $1.6 million for the three months ended March 31, 2019 compared to $1.5 million for the three months ended March 31, 2018. As a percentage of revenue, Personnel, General and Administrative Expenses, and Management fee decreased from 48.4% for the three months ended March 31, 2018 to 45.7% for the three months ended March 31, 2019. This decrease as a percentage of revenue was driven largely by the elimination after January 2018 of a management fee that Hire Quest had paid to a related entity.

Year ended December 31, 2018 compared to year ended December 31, 2017

Revenue: Revenue was $13.0 million for the year ended December 31, 2018, compared to $11.2 million for 2017, an increase of approximately $1.8 million, or 16.1%. Franchise sales increased from approximately $170 million in 2017 to approximately $190 million in 2018. The increase in both franchise sales and royalty-driven revenue was due primarily to the opening of new franchises in a number of markets, opening new offices in existing franchised territories, and expanding the customer base.

Total Cost of Revenue, Owned Location: Total cost of revenue, owned location was approximately 4.9% of revenue in 2018, compared to 4.5% in 2017, an increase of 0.4%. This relative increase was due to the rising costs of payroll in the company-owned branch location as a result of increased payroll being run through that branch.

Personnel, General and Administrative Expenses, and Management Fees: Personnel, General and Administrative Expenses, and Management Fees was approximately $5.4 million in 2018, compared to $7.9 million in 2017, a decrease of approximately $2.5 million. As a percentage of revenue, Personnel, General and Administrative Expenses, and Management Fees decreased from 70.8% in 2017 to 41.5% in 2018. This decrease on both an absolute and relative basis is due primarily to the cancellation of a management fee that Hire Quest paid to a related entity in 2017, which it stopped paying after January 2018.

Liquidity and Capital Resources

Hire Quest believes that its cash flow from operations, working capital balances at March 31, 2019, and access to its line of credit with Branch Banking and Trust Company (“BB&T”), will be sufficient to fund anticipated operations for the foreseeable future.

At March 31, 2019, Hire Quest’s current assets exceeded its current liabilities by approximately $13.0 million. Included in current assets is cash of approximately $399,000, and accounts receivable of approximately $22.4 million. Included in current liabilities as of such date were amounts due to franchisees of approximately $2.0 million and amounts due to affiliates (Hirequest Insurance Company, Hire Quest LTS, LLC, and Hire Quest Financial, LLC) of approximately $4.6 million.

These “due to affiliate” amounts are expected to be paid prior to the closing of the Merger.

At December 31, 2018, Hire Quest’s current assets exceeded its current liabilities by approximately $11.4 million. Included in current assets is cash of approximately $1.3 million, and accounts receivable of approximately $20.7 million. Included in current liabilities as of such date were amounts due to franchisees of approximately $0.6 million and amounts due to affiliates (Hirequest Insurance Company, Hire Quest LTS, LLC and Hire Quest Financial, LLC) of approximately $7.7 million. Hire Quest’s working capital requirements are driven largely by temporary employee payroll and accounts receivable from customers. Since receipts lag behind employee pay – which is typically daily or weekly – its working capital requirements increase during growth periods.

Hire Quest’s current financing agreement is a revolving line of credit with BB&T, which allows it to draw up to $5.0 million at an interest rate equal to LIBOR plus 1.75%. As collateral for repayment of any and all obligations, Hire Quest granted BB&T a security interest in all of its property including, but not limited to, accounts receivable, intangible assets, contract rights, investment property, deposit accounts, and other such assets. The unused portion of the line of credit is subject to a fee of 0.10% per annum. At the closing of the Merger, this line of credit is expected to be repaid out of the working capital. On April 17, 2019, the Company, certain of its subsidiaries, and Hire Quest Holdings, LLC (the “Borrower”) entered into a commitment letter with BB&T Bank, pursuant to which BB&T Bank committed to extend a revolving line of credit in the maximum initial amount of $30,000,000 with a $15,000,000 letter of credit sublimit and $20,000,000 uncommitted accordion feature to the Borrower for the financing of the Offer and to provide ongoing working capital needs. The entry into this credit facility is a closing condition to the Merger.

Critical Accounting Policies

Management's discussion and analysis of financial condition and results of operations are based upon Hire Quest’s financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the related disclosure of contingent assets and liabilities. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Management believes that the following accounting policies are the most critical to aid in fully understanding and evaluating Hire Quest’s reported financial results, and they require management’s most difficult, subjective, or complex judgments, resulting from the need to make estimates about the effect of matters that are inherently uncertain.

Revenue Recognition:  On January 1, 2018, Hire Quest adopted new revenue recognition guidance using the modified retrospective method for all open contracts and related amendments. Results for reporting periods beginning after January 1, 2018 are presented under the new revenue recognition guidance, while prior period amounts were not adjusted and continue to be reported in accordance with historic accounting guidance. The adoption of this new guidance did not have a material impact on Hire Quest’s consolidated financial statements.

Revenue is presented on a net basis as agent as opposed to a gross basis as principal. Hire Quest has determined that net reporting as agent is the appropriate treatment based upon the following analysis:

To identify contracts with its customers for purposes of revenue recognition, Hire Quest generally relies on three documents. The first is a franchise agreement between Hire Quest and its franchisee. This document allocates responsibility to the franchisee to collect the open account with the down-stream customer. Hire Quest and the franchisees agree that when accounts receivable are collected, they are applied to the due to/due from franchisee after Hire Quest collects its royalty and other miscellaneous fees. The parties to the franchise agreement are the franchisee and Hire Quest. The second document is referred to as the Customer Service Agreement, and it identifies parties to the contract, the general terms, rights and obligations of each party, and payment terms. The parties to the Customer Service Agreements are “Trojan Labor” or “Acrux Staffing” and the customer. “Trojan Labor” and “Acrux Staffing” are service marks registered with the United States Patent and Trademark Office, which Hire Quest licenses to the franchisees. The third document is referred to as a Rate Agreement, and it also identifies the parties to the contract, further defines each party’s rights and obligations related to the services to be transferred, and defines payment rates and reiterates the payment terms.

Hire Quest’s performance obligations take the form of promised services to the franchisees. It must provide support to them as they fill orders from customers. Hire Quest’s franchisees are ready to provide services or make services available for a customer to use as and when the customer decides. Hire Quest provides its franchisees with a series of distinct services that have the same pattern of transfer:

1.	The franchisee simultaneously receives and consumes the benefits of Hire Quest’s service,

2.	Hire Quest recognizes revenue over time as it transfers services to its franchisees satisfying its performance obligation, and

3.	Hire Quest applies a single method of measuring progress towards its performance obligations, which is consistently applied to similar performance obligations.

Hire Quest determines the transaction price by calculating the royalties on services provided by franchisees to end of the line customers. The royalty ranges from approximately 8% of sales by franchisees to approximately 4% of sales by franchisees. To calculate services provided by franchisees, Hire Quest multiplies the units of actual services received and consumed by the end line customer by the agreed upon rates for said services.

Hire Quest’s performance obligations are to its franchisees. Because its franchisees receive and consume the benefits of its services simultaneously, Hire Quest’s performance obligations are typically satisfied when its services are provided. Hire Quest does not require payment prior to the delivery of service. It allocates the royalty fee to the services it provides to the franchisees in the franchise agreement. It recognizes revenue upon the sale made by the franchisee to the end of the line customer. This is by reviewing sales made by franchisees.

Income Taxes:  As a disregarded entity, Hire Quest is not a tax paying entity for purposes of federal and state income taxes. Income of Hire Quest is taxed to Hire Quest’s members (partners for tax purposes) in their individual returns. Therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

Prior to the adoption of ASC 606, Hire Quest accounted for revenue when both parties to the contract approved the contract, the rights and obligations of the parties were identified, payment terms were identified, and collectability of consideration was probable.  Hire Quest’s primary source of revenue is royalties earned from franchisees from providing temporary contract labor to customers. Revenue was recognized at the time Hire Quest satisfies its performance obligation.

Over 84 Days Receivable Allowance: When an outstanding receivable reaches 84 days outstanding, the amount is booked to an allowance account. This amount is reimbursed from the franchisee and until it is deemed uncollectible, it remains outstanding.

THE ANNUAL MEETING

What is the time, date, place and purpose of the Annual Meeting?

The Annual Meeting is scheduled to be held at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011 on July 10, 2019 at 2:30 p.m., Mountain Daylight Time, to vote on the following proposals:

1.	To approve the election of directors, or the Director Proposal;

2.	To approve the reincorporation of the Company in the state of Delaware, or the Reincorporation Proposal;

3.	To approve an amendment to the Company’s Articles of Incorporation (i) to increase the Company’s authorized capital stock from 8,749,999 to 31,000,000 shares and correspondingly increase the authorized shares of Common Stock from 8,333,333 to 30,000,000 shares and the authorized shares of Preferred Stock from 416,666 to 1,000,000 shares, and (ii) to change the name of the Company to “HireQuest, Inc.” as set forth in the Charter Amendment Proposal;

4.	To approve the issuance of shares of the Company’s Common Stock in connection with the Merger and the resulting change of control for purposes of Nasdaq Listing Rule 5635, or the Nasdaq Proposal;

5.	To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019;

6.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

7.	To conduct a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation (the “Say-on-Frequency Proposal”);

8.	To approve, on a non-binding advisory basis, certain compensation arrangements that may be paid or become payable to our named executive officers upon completion of the Merger (the “Change of Control Compensation Proposal”); and

9.	To approve any adjournment of the Annual Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals, or the Adjournment Proposal.

Other than the foregoing proposals, we do not expect any other matters to be presented for a vote at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, your proxy gives authority to the proxies described therein to vote on such matters in their discretion.

No separate approval of the Merger Agreement or the Merger by the Company’s shareholders is necessary; the Company’s shareholders are not being asked to vote upon the Merger Agreement or the Merger. However, if the Charter Amendment Proposal and the Nasdaq Proposal are not approved, the Merger cannot be completed. A vote to approve the Charter Amendment Proposal and the Nasdaq Proposal will be deemed an approval of the Merger.

What is the record date and who is entitled to vote?

Our Board has fixed the close of business on June 17, 2019 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only the Company’s shareholders of record at the close of business on the record date are entitled to (a) receive notice of the Annual Meeting, (b) attend the Annual Meeting and (c) vote on all matters that properly come before the Annual Meeting.

At the close of business on the record date, 4,629,331 shares of our Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company’s Common Stock is the only class of securities entitled to vote at the Annual Meeting.

What is the vote required to approve each of the proposals?

	Proposal	Vote Required	Broker Discretionary Vote Allowed
1.	Director Proposal.	The affirmative vote of a plurality of the votes cast is required for the election of each of the nominees.	No
2.	Reincorporation Proposal.	The affirmative vote of at least a majority of the outstanding shares.	No
3.	Charter Amendment Proposal.	The affirmative vote of at least a majority of the outstanding shares.	No
4.	Nasdaq Proposal.	The affirmative vote of the majority of the votes cast.	No
5.	Ratification of auditors proposal.	The affirmative vote of the majority of the votes cast.	Yes
6.	Say-on-Pay Proposal.	The affirmative vote of the majority of the votes cast.	No
7.	Say-on-Frequency Proposal.	The affirmative vote of a plurality of the votes cast is required for the determination of the frequency alternative (One Year, Two Years or Three Years).	No
8.	Change of Control Compensation Proposal.	The affirmative vote of the majority of the votes cast.	No
9.	Adjournment Proposal.	The affirmative vote of the majority of the votes cast.	No

What are the voting procedures for record holders of the Company’s Common Stock and beneficial owners of the Company’s Common Stock holding their shares in “street name?”

Record Holders

If you hold your shares of the Company’s Common Stock directly in your name as a record holder, you may vote your shares using any of the following methods:

1.       Vote by Internet. The website address for Internet voting is on your proxy card or the vote instruction form.

2.       Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.       Vote in person. Attend and vote at the Annual Meeting.

4.       Vote by phone. The phone number is on your proxy card or the vote instruction form.

Beneficial Owners (holding the Company’s shares in “street name”)

If you are the beneficial owner of shares of the Company’s Common Stock, but your shares are held in “street name” in an account at your broker or bank or with another nominee, you must instruct the broker or such other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. The voting instruction form that will be sent to you by your broker, bank or nominee will include details regarding how you may provide those voting instructions. Brokers usually offer the ability for shareholders to submit voting instructions by mail by completing a voting instruction form, by telephone or over the Internet. Please refer to the voting instruction form to see if you may submit voting instructions using the telephone or Internet.

If you are a beneficial owner holding your shares in “street name,” it is possible for you to attend the Annual Meeting and vote in person. In order to do so, you must obtain a valid “legal proxy’ from the record holder of your shares.

What is an abstention and how is it treated?

An abstention represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstained shares are considered to be “present” and “entitled to vote” at the Annual Meeting and therefore are included in determining whether or not a quorum is present at the Annual Meeting. Abstentions will have the effect of voting “AGAINST” the Charter Amendment Proposal and the Reincorporation Proposal. If you abstain, since no vote will have been cast, this will have no effect on the outcome of the Director Proposal, the Nasdaq Proposal, the Adjournment Proposal, the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm, the Say-on-Pay Proposal, the Change of Control Compensation Proposal or the Say-on-Frequency Proposal.

What is a broker non-vote and how is it treated?

If your shares are held in “street name” in an account at your broker, bank or another nominee, you must instruct the broker, bank or such other nominee as to how to vote your shares by following the instructions they provide to you. If you do not provide these voting instructions, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” Except for Proposal 5, brokers will not have discretionary authority to vote on any of the proposals being submitted to a vote of the Company shareholders at the Annual Meeting. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment Proposal and the Reincorporation Proposal. Because no vote will have been cast, a broker non-vote, will have no effect on the outcome of the Director Proposal, the Nasdaq Proposal, the ratification of the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm, the Say-on-Pay Proposal, the Say-on-Frequency Proposal, the Change of Control Compensation Proposal or the Adjournment Proposal.

What is considered a quorum at the Annual Meeting?

A quorum of shareholders is necessary to validly hold the Annual Meeting. A quorum will be present if a majority of the outstanding shares of our Common Stock on the record date are represented at the Annual Meeting, either in person or by proxy. Your shares will be counted for purposes of determining a quorum if you vote via the Internet, by telephone or by submitting a properly executed proxy card or voting instruction form by mail, or if you vote in person at the Annual Meeting. Abstentions will be counted for determining whether a quorum is present for the Annual Meeting. A quorum is not required to approve Proposal 9, the Adjournment Proposal.

How many votes subject to a Voting Agreement are the Company’s executive officers and directors entitled to vote?

Pursuant to Voting Agreements entered into with the Company and Hire Quest, the Company’s directors, executive officers and certain shareholders have agreed to vote their shares of the Company’s Common Stock in favor of the Charter Amendment Proposal, the Reincorporation Proposal and the Nasdaq Proposal. The shares held by such directors, officers and shareholders collectively represented approximately 1,095,901 shares of our Common Stock, or approximately 24% of the outstanding shares of the Company’s Common Stock as of the record date.

How will proxies be counted?

All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the meeting in the manner specified by the shareholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” each of the proposals.

Is my proxy or voting instruction form revocable?

You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the special meeting (although your attendance alone at the Annual Meeting will not revoke your proxy). All written notices of revocation and other communications with respect to revocations of proxies should be addressed to the Company at 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235, Attention: Corporate Secretary.

If your shares are held in a “street name” you must contact your broker or other nominee to change your vote.

What happens if I sell my shares of Common Stock before the Annual Meeting?

The record date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares after the record date but before the Annual Meeting date, you will retain your right to vote those shares at the Annual Meeting.

Who can I talk to if I have questions about the Annual Meeting or the proposals to be voted on?

You can call Brendan Simaytis, Corporate Secretary, at (866) 464-5844 Monday through Friday between the hours of 9:30 and 4:00 Mountain time with any questions or you can reach InvestorCom, LLC, the Company’s proxy solicitor at (877) 972-0090 or by email at info@investor-com.com.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold the stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Continental Stock Transfer & Trust Company (in writing: One State Street Plaza, 30th Floor, New York, New York 10004; or by telephone: (212) 509-4000 or (212) 616-7615 (facsimile)).

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Continental Stock Transfer & Trust Company as indicated above. Beneficial owners can request information about householding from the organization.

Will the Company be paying proxy solicitation fees in connection with the Annual Meeting?

The Company will bear the cost of soliciting proxies for the Annual Meeting. In addition to mailing these proxy materials, our directors, officers and employees may solicit proxies by telephone and facsimile, by mail, over the Internet or in person. They will not be paid any additional amounts for soliciting proxies. The Company has retained InvestorCom, LLC to assist in the solicitation of proxies. We expect to pay InvestorCom, LLC a fee of $6,500 plus out of pocket expenses for its services plus $4.50 per shareholder contacted by telephone. The Company also will request that banks, brokerage firms, custodians, trustees, nominees, fiduciaries and other similar record holders forward the solicitation materials to the beneficial owners of Common Stock held of record by such person, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Will the Company’s auditors be attending the Annual Meeting?

Representatives of Plante & Moran, PLLC are expected to be present at the Annual Meeting and accordingly will be available to make any statement or to respond to any questions.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members. Upon the recommendation of the Nominating and Governance Committee, our Board of Directors has nominated each of the following seven persons to be elected to serve until the 2020 annual meeting of shareholders and until his successor is duly elected and qualified. Each of the nominees (i) currently serves on our Board of Directors; (ii) has consented to being named in this proxy statement; and (iii) has agreed to serve as a director if elected. As of the date of this proxy statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

The seven nominees standing for election who receive the greatest number of votes cast at the Annual Meeting will be elected as directors.

If the Merger is completed, four of our directors will resign from the Board of Directors, and the Company is obligated to appoint four directors selected by Hire Quest to the Company’s Board of Directors to replace them, subject to compliance with applicable Nasdaq listing standards. Three of the Company’s current directors will remain on the Board of Directors following the closing of the Merger (the “Company Directors”). All of our directors have submitted conditional resignations, subject to completing the Merger. It has not been determined at this time which four directors’ resignations will be accepted and which three will remain on the Board of Directors following the effective time of the Merger. The Merger Agreement provides that, of the Company Directors, one will remain on the Board until the 2022 annual meeting of shareholders, the second will remain on the Board until the 2021 annual meeting of shareholders, and the third will remain on the Board until the 2020 annual meeting of shareholders. However, if the Merger is not consummated, each of the directors elected by the Company’s shareholders at the Annual Meeting pursuant to this Director Proposal shall be elected to serve until the 2020 annual meeting of shareholders and until his successor is duly elected and qualified.

The following table and paragraphs set forth information regarding our executive officers and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position
Richard K. Coleman, Jr.	62	President, Chief Executive Officer and Director
R. Rimmy Malhotra	43	Co-Chairman of the Board
JD Smith	48	Co-Chairman of the Board
Steven Bathgate	64	Director
Lawrence F. Hagenbuch	52	Director
Steven P. Oman	70	Director
Galen Vetter	67	Director

Richard K. Coleman, Jr. was appointed as our President, Chief Executive Officer, and a Director on April 1, 2018. Mr. Coleman has deep experience serving in senior executive positions and on various public company boards, and has gained extensive expertise in business development and operations. He is also currently Chairman of Hudson Global Inc., a global talent solutions company, and has been a director of Hudson since May 2014. Previously, Mr. Coleman served as Principal Executive Officer of Crossroads Systems, Inc., a global provider of data archive solutions, from August 2017 to March 2018, and as the company’s President and CEO from May 2013 to July 2017. Mr. Coleman has served in a variety of senior operational roles, including CEO of Vroom Technologies, Inc., Chief Operating Officer of MetroNet Communications, and President of US West Long Distance. He also has held significant officer-level positions with Frontier Communications, Centex Telemanagement, and Sprint Communications. He formerly served as a director of: Ciber, Inc. from April 2014 to December 2017, a leading global information technology company; Crossroads Systems, Inc. from April 2013 to July 2017, a global provider of data archive solutions; NTS, Inc. from December 2012 to June 2014, a broadband services and telecommunications company; Aetrium Incorporated from January 2013 to April 2014, a recognized world leader in the global semiconductor industry; and On Track Innovations Ltd. from December 2012 to April 2014, one of the pioneers of cashless payment technology. Mr. Coleman has served as an Adjunct Professor of Leadership and Management for Regis University, and is a guest lecturer on leadership and ethics for Denver University. Mr. Coleman has a Master of Business Administration degree from Golden Gate University and is a graduate of the United States Air Force Communications System Officer School. He has a Bachelor of Science degree from the United States Air Force Academy and has also completed leadership, technology, and marketing programs at Kansas University, UCLA, and Harvard Business School. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Coleman should continue to serve as a director of our Company include his years of experience serving on the boards of directors of other public and private entities and his years of operating and restructuring experience.

R. Rimmy Malhotra was appointed to our Board of Directors on April 6, 2016. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for the Nicoya Fund LP, a private investment partnership. Previously, from 2008 to 2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Act of 1940. Prior to this, he was an Investment Analyst at a New York based hedge fund. He earned an MBA in Finance from The Wharton School and a Master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Malhotra should continue to serve as a director of our Company include his experience with public equities and his qualifications as a financial matters expert.

JD Smith has been a member of our Board of Directors since December 10, 2012. Mr. Smith has worked in real estate investment, construction and development since 1982. Currently, Mr. Smith is the owner of Real Estate Investment Consultants, LLC, a turnkey investment service firm serving all sectors of real estate and investment and development businesses. He also serves as chairman of the Board of Directors of iCore Connect, Inc., a publicly-held New York-based company and provider of comprehensive healthcare communications solutions. From 2008 until 2012 he was Director of Development for CP Financial, a venture capital firm based in Scottsdale, Arizona. From 1993 until 2008 he developed over two dozen projects in the Phoenix Metro Area, acting through his companies JD Investments, Inc., The High Sonoran Group, Inc., and JD Smith Development, LLC. In 1990 he formed his first operating company to buy and maintain residential rental properties and obtained his real estate license. In 1993 he graduated from Arizona State University with a Bachelor’s of Science degree in Real Estate. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Smith should continue to serve as a director of our Company include his experience as a real estate investor and as a prolific investor in a number of companies across various industries.

Steven Bathgate has over 35 years of security industry experience, particularly with microcap companies. He was appointed to our Board of Directors in 2016. In 1995 he founded GVC Capital LLC and he is the Senior Managing Partner of that firm. GVC Capital is an investment banking firm located in Denver, Colorado, focusing primarily on providing comprehensive investment banking services to undervalued microcap companies. Prior to founding GVC Capital, Mr. Bathgate was CEO of securities firm Cohig & Associates in Denver from 1985 to 1995 and was previously Managing Partner, Equity Trading, at Wall Street West. He was previously a director for Global Healthcare REIT and Bluebook International, Inc. Mr. Bathgate received a Bachelor of Science in Finance from the University of Colorado, Leeds School of Business. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Bathgate should continue to serve as a director of our Company include his years of experience raising capital for smaller capitalization companies and his knowledge of small capitalization public market participants.

Lawrence F. Hagenbuch was appointed to our Board of Directors in April 2018. He brings extensive operations and board experience to Command Center, along with expertise in the creation of innovative marketing and planning strategies. Mr. Hagenbuch is currently a Managing Director with Huron Consulting. Mr. Hagenbuch served on the board of directors and the audit and compensation committees of the publicly traded firm Remy International from 2008 until the sale of the company in 2015. He currently serves on the board of directors of the publicly traded company Arotech. Mr. Hagenbuch has served in senior management positions at J. Hilburn, Alix Partners, GE / GE capital, and American National Can. Mr. Hagenbuch began his professional career in the United States Navy. Mr. Hagenbuch earned an undergraduate degree in engineering from Vanderbilt University on a full Navy ROTC scholarship. He later earned an MBA from the Wharton School of the University of Pennsylvania. Mr. Hagenbuch currently serves as a founding board member of the veteran’s service charity, Soldiers Who Salsa. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Hagenbuch should continue to serve as a director of our Company include his years of operating experience at both large and growth-oriented companies, in addition to his experience as a director of other public companies.

On April 16, 2018, we entered into a settlement agreement with Ephraim Fields, Echo Lake Capital, Keith Rosenbloom, Lawrence F. Hagenbuch, Randall Bort, and Sean Gelston to settle a proxy contest pertaining to the election of directors to our Board of Directors. Pursuant to the settlement agreement, the Board appointed Mr. Hagenbuch to the Board effective April 16, 2018 and agreed to nominate Mr. Hagenbuch for election to the Board at the 2018 annual meeting of shareholders.

Steven P. Oman has been a member of our Board of Directors since March 16, 2018. Mr. Oman is currently a partner in the law firm Provident Law, PLLC, located in Scottsdale, Arizona, and has held this position since June of 2015. Mr. Oman has been a practicing attorney for over 43 years, primarily in areas of business, real estate and estate planning. Prior to his work at Provident Law, he was a sole practitioner for many years in Scottsdale, Arizona, for the Law Office of Steven P. Oman. Mr. Oman has also served as a director and officer of other publicly-held companies, including Alanco Technologies, Inc., and Photocomm, Inc., providing various services and products over the years, including satellite-based technology, photovoltaics and oil industry water disposal facilities. Mr. Oman received his Bachelor of Mechanical Engineering degree in 1970 from the University of Minnesota, Institute of Technology, and his J.D. from William Mitchell College of Law, St. Paul, Minnesota in 1975. Mr. Oman is a member of the State Bar of Arizona and the Maricopa County Bar Association. The particular experience, qualifications, attributes or skills that led our Board to conclude that Mr. Oman should continue to serve as a director of our Company include his years of experience as an attorney handling business transactions and disputes and his understanding of the legal and regulatory risks confronting companies.

Galen Vetter was appointed to our Board of Directors in April 2018. He brings significant senior executive management and board experience to Command Center, along with accounting and financial expertise. Mr. Vetter served as president of Rust Consulting, Inc. from December 2008 to May 2012, as global chief financial officer of Franklin Templeton Investment Funds from April 2004 to November 2008 and in numerous roles at RSM LLP from June 1973 to March 2004. Since January 2009 Mr. Vetter has served as a member on the Advisory Board of Directors of Land O’Lakes, Inc. Since 2013 he has served as a director of Alerus Financial, Inc.  Mr. Vetter is a licensed certified public accountant (inactive). He received his Bachelor of Science degree from the University of Northern Iowa.  Mr. Vetter has had extensive exposure to the analysis of financial statements and financial reporting matters and qualifies as an “audit committee financial expert” under SEC guidelines. The particular experience, qualifications, attributes or skills that led our Board to concluded that Mr. Vetter should continue to serve as a director of our Company include his years of experience as a chief financial officer and public company auditor, as well as his varied experience as a public company board member.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH DIRECTOR NOMINEE

CORPORATE GOVERNANCE

Corporate Governance Policies and Code of Ethics

We have adopted a Standard of Ethics and Business Conduct, Corporate Governance Guidelines, and a Policy on Roles and Responsibilities of the Chairman of the Board. Those policies are available on our website at www.commandonline.com and in print to any shareholder upon request at no charge. Requests should be addressed to: Corporate Secretary, Command Center, Inc., 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235.

The Standards of Ethics and Business Conduct is applicable to all directors, officers and employees of the Company. To date, there have been no waivers under our Standards of Ethics and Business Conduct. We intend to disclose future amendments to, or waivers from, our Standards of Ethics and Business Conduct on our website within four business days following the date of such amendment or waiver.

Committees of the Board of Directors

Our Board of Directors established three standing committees and a special committee to facilitate and assist the Board in the execution of its responsibilities. The committees are the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, and the Strategic Alternatives Committee. The composition and function of each of our committees complies with the rules of the SEC that are currently applicable to us and we intend to comply with additional exchange listing requirements to the extent that they become applicable to us in the future. The Board has also adopted charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee. Charters for these committees are available on our website at www.commandonline.com. The charter of each committee is also available in print to any shareholder upon request at no charge. The table below shows current membership for each of the standing Board committees and the special Board committee. Messrs. Malhotra and Smith currently serve as co-Chairmen of the Board.

Audit Committee	Compensation Committee	Nominating and Governance Committee	Strategic Alternatives Committee
Galen Vetter (Chair)	Lawrence F. Hagenbuch (Chair)	JD Smith (Chair)	R. Rimmy Malhotra (Chair)
Lawrence F. Hagenbuch	R. Rimmy Malhotra	Steven P. Oman	Steven Bathgate
Steven P. Oman	Steven Bathgate	Galen Vetter	JD Smith
Lawrence F. Hagenbuch

Audit Committee:  Galen Vetter (Chairman), Lawrence F. Hagenbuch, and Steven P. Oman currently serve on the Audit Committee. The Audit Committee met on four occasions in 2018 and reviewed our quarterly filings and our annual filing and audit. Additional discussions among committee members outside of meetings were held to discuss the audit process and the preparation and review the consolidated financial statements.

Our Board of Directors has determined that Galen Vetter qualifies as an “audit committee financial expert” as defined under the Securities Exchange Act of 1934 and the applicable rules of the NASDAQ Capital Market. All the members of the Audit Committee are financially literate pursuant to the NASDAQ Listing Rules. Each of the members of the Audit Committee met and meets the independence standards for independent directors under the NASDAQ Listing Rules.

The Audit Committee’s responsibilities include:

•	appointing, determining funding for, evaluating, and replacing of, and assessing the independence of our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	coordinating the oversight and reviewing the adequacy of our internal controls over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;

•	preparing the audit committee report required by Securities and Exchange Commission rules to be included in our annual proxy statement; and

•	monitoring compliance with our Code of Ethics.

Compensation Committee:  Lawrence F. Hagenbuch (Chairman), R. Rimmy Malhotra, and Steven Bathgate currently serve on the Compensation Committee. The Compensation Committee met on six occasions in 2018. The Compensation Committee is comprised of three non-employee directors. Each of the members of the Compensation Committee met and meets the independence standards for independent directors under the NASDAQ Listing Rules.

The Compensation Committee oversees our executive compensation program, establishes our compensation philosophy and policies, and administers our compensation plans.  The Compensation Committee generally reviews the compensation programs applicable to executive officers on an annual basis.  In setting compensation levels for a particular executive, the Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as the executive's past and expected future contributions to our business.

The Committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities. No such advisors are currently engaged. The Compensation Committee did not use an advisor to assist it in determining executive compensation for our 2018 fiscal year.  Executive management of the Company is actively involved in determining appropriate compensation and making recommendations to the Compensation Committee for its consideration.

Nominating and Governance Committee:  JD Smith (Chairman), Steven P. Oman, and Galen Vetter currently serve on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met on three occasions in 2018. Each of the members of the Nominating and Governance Committee met and meets the independence standards for independent directors under the NASDAQ Listing Rules.

The Nominating and Governance Committee Charter grants such Committee the authority to determine the skills and qualifications required of directors and to develop criteria to be considered in selecting potential candidates for Board membership. Neither the Committee nor the Board has established any minimum qualifications for nominees, but the Board does consider the composition of the Board as a whole, the requisite characteristics (including independence, diversity, experience in industry, finance, administration and operations) of each candidate, and the skills and expertise of its current members, while taking into account the overall operating efficiency of the Board and its committees.

The Nominating and Governance Committee’s responsibilities include, but are not limited to:

•	developing and recommending to the Board criteria for Board and committee membership;

•	establishing procedures for identifying and evaluating director candidates including nominees recommended by shareholders;

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and

•	overseeing the evaluation of the effectiveness of the organization of the Board, including its committees, and the Board’s performance.

Special Committee: In February 2017, our Board established the Strategic Alternatives Committee (the “Committee”) as a special committee. R. Rimmy Malhotra (Chairman), Steven Bathgate, JD Smith, and Lawrence F. Hagenbuch currently serve on the Committee. The Committee is empowered to identify and evaluate strategic opportunities available to the Company. The Committee has engaged the services of D.A. Davidson to assist the Committee in fulfilling this assignment. Each of the members of the Committee met and meets the independence standards for independent directors under the NASDAQ Listing Rules.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and appoints new directors to fill vacancies when they arise. The Nominating and Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Nominating and Governance Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. We do not have a formal diversity policy, however, the Nominating and Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, marketing and sales, legal, government affairs, regulatory affairs, business development, technology and in other areas that are relevant to our activities.

The Nominating and Governance Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to the Company and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominating and Governance Committee believes it is appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the NASDAQ Listing Rules. The Nominating and Governance Committee also believes it is appropriate for key members of our management to participate as members of the Board of Directors. Prior to each annual meeting of shareholders, the Nominating and Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Governance Committee determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by shareholders.

On September 5, 2017, our Board of Directors approved and adopted an amendment, effective as of such date, to our amended and restated bylaws. The amendment added Article 3.8, which is an advance notice provision for director nominations and shareholder proposals. A shareholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Company’s Corporate Secretary in writing and include any supporting material the shareholder considers appropriate. Information to be in the notice includes (i) the name, age, business address and residence address for the nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Company which are owned of record and beneficially by each such nominee (if any), (iv), such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, (v) the consent of the nominee to being named in the proxy statement as a nominee and to serve as a director if elected, and (vi) as to the Proposing Stockholder: (A) the name and address of the Proposing Stockholder as they appear on the corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made, (B) the class and number of shares of the corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (C) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proposing Stockholder and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proposing Stockholder or any of its affiliates or associates with respect to shares of stock of the corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (E) a representation that the Proposing Stockholder is a holder of record of shares of the corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from shareholders in support of the nomination. Submission of a prospective nominee must comply with the requirements set forth in the Company's Bylaws.

Stockholder nominations must be made in accordance with the procedures outlined in, and must include the information required by, our Bylaws and must be addressed to: Corporate Secretary, Command Center, Inc., 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235. Stockholders can obtain a copy of our Bylaws by writing to the Corporate Secretary at this address.

Shareholder Communications with the Board of Directors

If a shareholder wishes to communicate with the Board of Directors, he or she may send any communication in writing to: Corporate Secretary, Command Center, Inc., 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235. The shareholder should include his or her name and address in the written communication and indicate whether he or she is a shareholder of Command Center. The Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

Director Compensation

The following table summarizes the cash, equity awards, and all other compensation earned by each of our non-employee directors during the fiscal year ended December 28, 2018. Directors who are also officers are included in the Summary Executive Compensation Table below.

Name	Fees earned or paid in cash	Share awards (1)	Option awards (2)	Total
JD Smith	$39,445	$64,225	$—	$103,670
R. Rimmy Malhotra	38,720	64,225	26,730	129,675
Steven Bathgate	32,316	64,225	26,730	123,271
Steven P. Oman	23,683	52,373	—	76,055
Galen Vetter	24,672	51,582	—	76,254
Lawrence F. Hagenbuch	21,504	51,582	—	73,086
John Schneller (3)	17,321	14,225	—	31,546
Richard Finlay (4)	11,364	—	—	11,364
John Stewart (5)	11,537	—	—	11,537
Total	$220,562	$362,436	$53,460	$636,459

1) This column represents the grant date fair value of shares awarded to each non-employee director in 2018 in accordance with U.S. GAAP. The amounts were calculated using the closing price of our stock on the grant date.

2) This column represents the grant date fair value of options awarded to each non-employee director in 2018 in accordance with U.S. GAAP.

3) Served as director until July 12, 2018.

4) Served as director until January 22, 2018.

5) Served as director and Chairman of the Board until January 16, 2018.

Narrative to Director Compensation Table

The Compensation Committee recommends and the Board of Directors determines the compensation for our directors, based on industry standards and our financial situation. During 2018, we paid each of our independent directors a base amount of $25,000 as an annual retainer, paid on a quarterly basis, and granted each independent director 8,026 restricted shares of our Common Stock which vest in equal installments at each grant date anniversary over the next two years. In addition, each Co-Chairman of the Board receives an additional $5,000 annual retainer, the Chairman of the Audit Committee receives an additional $6,500 annual retainer, and each Chairman of the Compensation Committee and the Nominating and Governance Committee receives an additional $5,000 annual retainer. Non-chairman members of the Audit committee receive an additional $3,500 annual retainer, and non-chairman members of all other committees receive an additional $2,500 annual retainer.

Attendance at Meetings

During 2018, our Board of Directors held fifteen meetings and acted by unanimous written consent on seven occasions. Each member attended at least 75% of the meetings of the Board and committees on which he or she served during his or her term of office. Directors are expected to attend the Company’s meetings of shareholders, absent unusual circumstances. Last year’s annual meeting of shareholders was attended by all of our directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers, directors, and beneficial owners of more than 10% of our equity securities to timely file certain reports regarding ownership of and transactions in our securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to us. Section 16(a) compliance was required during the fiscal year ended December 28, 2018. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) under the Exchange Act during 2018, we believe that, during 2018, the filing requirements under Section 16(a) of the Exchange Act were satisfied, with the exception of (i) one Form 4 reporting three transactions not reported on a timely basis by Mr. Sandford, (ii) one Form 3 not reported on a timely basis by Mr. Steven P. Oman, (iii) one Form 4 reporting one transaction not reported on a timely basis by Mr. Hagenbuch, (iv) two Forms 4 each reporting two transactions not reported on a timely basis by Mr. Bathgate, (v) due to an administrative oversight by the Company, one Form 4 each reporting one transaction not reported on a timely basis by each of Messrs. Smith, Oman, Malhotra, Hagenbuch, Vetter and Bathgate.

Officer and Director Legal Proceedings

There are no legal proceedings involving our officers or directors.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting and Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended December 28, 2018;

•	met with the Company’s Chief Executive Officer, Chief Financial Officer, and the independent registered public accounting firm to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•	discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;

•	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting and Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence as currently in effect, and discussed with the independent registered public accounting firm its independence from the Company; and

•	pre-approved all audit, audit related and other services to be provided by the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2018, for filing with the Securities and Exchange Commission.

In addition, the Audit Committee appointed Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019, and any interim periods, subject to the ratification of this appointment by the shareholders.

Audit Committee

Galen Vetter (Chair)

Lawrence Hagenbuch

Steven P. Oman

EXECUTIVE COMPENSATION

Executive Officers

The following table contains the names, ages and positions of the executive officers of the Company who are not directors.

Name	Age	Position
Cory Smith	43	Chief Financial Officer
Brendan Simaytis	45	Executive Vice President, Secretary and General Counsel

Cory Smith was appointed as our Chief Financial Officer on July 31, 2017. Mr. Smith was previously employed by the Company from 2010 through 2015, serving as our Controller during the final two years of his tenure.  Before rejoining the Company, he was employed by Southeast Staffing beginning in 2015, where he served as the Vice President of Finance. From 2005 to 2010, Mr. Smith worked as a Certified Public Accountant, primarily performing attestation work. Mr. Smith graduated cum laude from Lewis-Clark State College with a Bachelor of Science in Business Administration.

Brendan Simaytis was appointed Executive Vice President and General Counsel on July 1, 2018, and also serves as the Company’s Corporate Secretary. He has been employed with the Company since 2011, primarily as a corporate attorney.  Beginning in May of 2017, he served as Corporate Secretary and Associate General Counsel.  During the course of his employment, Mr. Simaytis has become versed in all aspects of the Company’s business and operations, and he has involvement with, and oversight of, various functions within the Company.  Before joining Command Center, he worked litigating personal injury, property and contractual claims in Missouri and Illinois on behalf of large and small corporate clients while at Williams Venker & Sanders, LLC, a civil litigation law firm in St. Louis, Missouri.  He then worked in private practice in Coeur d’Alene, Idaho, representing both businesses and individuals in a variety of matters.  Mr. Simaytis graduated with a Bachelor of Arts from Northern Illinois University and a Juris Doctor from Western Michigan University Cooley Law School.  He is admitted to practice in Missouri, Illinois and Idaho.

Summary Compensation Table

The following tables provide a summary of information about compensation expensed or accrued by us during the fiscal years ended December 28, 2018, and December 29, 2017 for (a) our Chief Executive Officer, (b) our former Chief Executive Officer, (c) our Chief Financial Officer, and (d) our Executive Vice President and General Counsel (collectively, the “Named Executive Officers” or “NEOs”). Columns required by SEC rules are omitted where there is no amount to report.

Name and Principal Position	Year	Salary	Bonus	Option awards (5)	All other compensation		Total
Richard K. Coleman, Jr. (1)	2018	$243,750	$100,000	$316,335	297	(6)	$660,382
President, Chief Executive Officer, and Director
Cory Smith (2)	2018	172,500	23,763	—	27,728	(7)	223,991
Chief Financial Officer	2017	63,462	—	12,450	—		75,912
Brendan Simaytis (3)	2018	196,250	35,644	—	90	(6)	231,984
Executive Vice President and General Counsel	2017	176,077	40,000	62,941	—		279,018
Frederick Sandford (4)	2018	68,750	—	—	697,664	(8)	766,414
Former Chief Executive Officer and Director	2017	275,000	—	62,251	—		337,251

1) Mr. Coleman was appointed Chief Executive Officer on April 1, 2018.

2) Mr. Smith was appointed Chief Financial Officer on July 22, 2017.

3) Mr. Simaytis was appointed Executive Vice President and General Counsel on July 1, 2018.

4) Mr. Sandford’s tenure as an officer ended on March 31, 2018.

5) Options were granted with an exercise price equal to the fair market value of our Common Stock on the date of grant, a ten-year life, and vesting over three years from the date of grant. Options are valued using the Black-Scholes pricing model. For additional information refer to Note 7 to the Consolidated Financial Statements found in Item 8 of Part II of our Annual Report on Form 10-K for the fiscal year ended December 28, 2018.

6) Other compensation is for Company sponsored life insurance.

7) Mr. Smith’s other compensation is for reimbursable relocation expenses and Company sponsored life insurance.

8) Mr. Sandford’s other compensation is for severance and Company sponsored life insurance.

Narrative to Summary Compensation Table

Summary of Executive Employment Agreements:  On March 31, 2019 we entered into an Executive Employment Agreement with Richard K. Coleman, Jr., the Company's Chief Executive Officer, effective as of April 1, 2019. This agreement provides for Mr. Coleman to continue serving as our Chief Executive Officer during an initial six-month term and to receive an annual base salary of $325,000. Mr. Coleman will be eligible for a performance bonus during the initial term, and a lump sum payment equal to $200,000 at the closing of a change of control transaction, under certain conditions.

On June 5, 2019, we entered into an Executive Employment Agreement with Cory Smith, the Company’s Chief Financial Officer. This agreement provides for Mr. Smith to continue serving as the Company’s Chief Financial Officer during an initial term through September 30, 2019 and to receive an annual base salary of $180,000. Mr. Smith will also be eligible for a performance bonus during the initial term, and a lump sum payment of $50,000 in the event of a change of control, as defined by the agreement, during the term or within six months following the term. If Mr. Smith’s employment is terminated by us without cause within 3 months following a change of control, or there is a failure or refusal of a surviving or successor entity to assume all of the obligations of the agreement or to offer a bona fide offer of continued employment with a surviving or successor entity, with compensation, benefits, and terms at least equal to those set forth in the agreement, Mr. Smith will be entitled to receive his base salary for six months. Upon a change of control, the term of Mr. Smith’s employment will automatic renew for 24 months.

On June 29, 2018, we entered into an Executive Employment Agreement with Brendan Simaytis, the Company’s Executive Vice President and General Counsel, effective as of July 1, 2018. This agreement provides for Mr. Simaytis to continue serving as the Company’s Executive Vice President and General Counsel during an initial one-year term and to receive an annual base salary of $200,000. Mr. Simaytis will also be eligible for a performance bonus during the initial term, and a lump sum payment of $50,000 in the event of a change of control, as defined by the agreement, during the term or within six months following the term. If Mr. Simaytis’s employment is terminated by us without cause within 12 months following a change of control, Mr. Simaytis will be entitled to receive his base salary for the greater of six months or the time remaining in the current term of the agreement. Upon a change of control, the term of Mr. Simaytis’ employment will automatic renew for 12 months.

On March 28, 2018, we entered into a severance agreement with our former Chief Executive Officer, Frederick Sandford. Pursuant to this severance agreement, we mutually agreed to terminate Mr. Sandford’s employment as of March 31, 2018. In addition, Mr. Sandford agreed to resign as a member of our Board of Directors and from all other positions with Command Center, also effective at 11:59 p.m. on March 31, 2018. In return, we agreed to pay Mr. Sandford $275,000 severance, an amount equal to 105% of the intrinsic value of Mr. Sandford’s unexercised options whether vested or not, and $25,000 to cover his legal fees. All unexercised options were terminated and cancelled as a result.

All our executive officers receive expense reimbursement for business travel and participation in employee benefits programs made available during the term of employment.

Summary of the Executive Bonus Program. The 2018 plan was established by our Compensation Committee, in conjunction with our Board of Directors and input from management, through our current executive employment agreements. The plan sets out a goal and incentives for management upon achievement of which management will be awarded cash. This goal represents our business focus for the 2018 fiscal year and strives to align our business focus with the interests of our shareholders.

The plan provides for a bonus pool to be created in an amount equal to 15% of our 2018 adjusted EBITDA exceeding $3 million. This pool will be distributed to members of our executive management, with 50% of the pool going to our Chief Executive Officer, Richard K. Coleman, Jr., 25% going to our Chief Financial Officer, Cory Smith, and 25% going to our Executive Vice President and General Counsel, Brendan Simaytis.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of options outstanding on December 28, 2018, the last day of our last completed fiscal year, to each of the NEOs named in the Summary Compensation Table.

Name	Grant date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price		Option expiration date
Richard K. Coleman, Jr.	4/1/2018	42,143	57,143	$5.70	(1)	3/31/2028
Cory Smith	9/29/2017	2,083	2,083	5.40	(2)	9/28/2027
Brendan Simaytis	9/22/2017	8,333	8,333	4.80	(2)	9/21/2027
	9/29/2017	3,125	3,125	5.40	(2)	9/28/2027

1) These options vest 25% at the date of grant with the remaining 75% vesting in equal, monthly increments of the first day of each of the following 35 months. The vesting of these options will accelerate and the options will vest in full upon a change of control.

2) These options vest in four equal installments, 25% at the date of grant, and 25% at each grant date anniversary over the following three years.

Payments upon Termination and Change in Control

The following is a summary setting forth potential severance payments and benefits provided for our current NEOs valued as of December 28, 2018.

Richard K. Coleman, Jr., President and Chief Executive Officer	Involuntary Termination without Cause (1)	Termination for Change in Control	Death	Disability
Base Salary	$231,250	$81,250	$—	$—
Bonus (2)	—	119,461	—	—
Total	$231,250	$200,711	$—	$—

1) Includes base salary through the end of the current term.

2) Includes change in control bonus. The change in control bonus is an amount equal to $200,000 reduced by any payment made pursuant to the 2018 performance bonus.

Cory Smith, Chief Financial Officer	Involuntary Termination without Cause (1)	Termination for Change in Control (1)	Death (1)	Disability (1)
Base Salary	$90,000	$90,000	$90,000	$90,000
Bonus (2)	—	50,000	—	—
Total	$90,000	$140,000	$90,000	$90,000

1) Includes base salary through 6 months.

2) Includes change in control bonus.

Brendan Simaytis, Executive Vice President and General Counsel	Involuntary Termination without Cause (1)	Termination for Change in Control (1)	Death (1)	Disability (1)
Base Salary	$100,000	$100,000	$100,000	$100,000
Bonus (2)	—	50,000	—	—
Total	$100,000	$150,000	$100,000	$100,000

1)  Includes base salary through the end of the current term, or 6 months.

2) Includes change in control bonus.

Payments Made Upon Any Termination: Regardless of the manner in which an NEOs employment terminates, the executive is entitled to receive amounts earned during his term of employment. Such amounts include: earned but unpaid salary through the date of termination; non-equity incentive compensation earned and payable prior to the date of termination; option grants received which have already vested and are exercisable prior to the date of termination (subject to the terms of the applicable option agreements) and unused vacation pay.

Payments Made Upon Involuntary Termination Without Cause: In the case of Mr. Coleman, he will continue to receive his base salary for the remainder of the then-current term. In the case of Mr. Smith and Mr. Simaytis, each will continue to receive their base salary through the end of the current term or six months, whichever is longer.

Payments Made Upon a Change in Control: Some NEO’s employment agreements contain change in control provisions. The benefits, in addition to the items listed under the heading “Payments Made Upon Any Termination” above include the vesting of all outstanding stock options.

In the case of Mr. Simaytis, he will continue to receive his base salary through the end of the current term or six months, whichever is longer, if he is terminated without cause within twelve months of the change in control. In addition, Mr. Simaytis each will continue to receive his base salary for three months if he refuses a bona fide offer to continue as executive officer of a surviving or successor entity after a change in control.

In the case of Mr. Smith, he will continue to receive his base salary for six months if he is terminated without cause within three months following a change of control or there is a failure or refusal if a surviving or successor entity to assume all of the obligations of Mr. Smith’s employment agreement or to offer a bona fide offer of continued employment with a surviving or successor entity, with compensation, benefits, and terms at least equal to those set forth in Mr. Smith’s employment agreement.

Payments Made Upon Death or Permanent Disability: In the event of the death or permanent disability of an NEO, the executive or personal representative or estate, as applicable, would receive, in addition to the items listed under the heading “Payments Made Upon Any Termination” above the vesting of all outstanding stock options.

In the case of Mr. Smith and Mr. Simaytis, each will continue to receive their base salary through the end of the current term or six months, whichever is longer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no related party transactions during 2018 or 2017, or during 2019 through June 17, 2019. As described herein, the Company entered into the Merger Agreement with Hire Quest. Based on the Voting Agreements entered into in connection with the Merger Agreement, Hire Quest may be deemed the beneficial owner of more than 5% of the Company's outstanding Common Stock.

None of our executive officers serve as a member of the Board of Directors or Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of the current members of our Compensation Committee, nor any of their family members, has ever been our employees.

Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain stockholders and any of their “immediate family members” (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the NASDAQ Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Director Independence

Our Board of Directors affirmatively determines the independence of each director and nominee for election as a director in accordance with certain criteria, which include all elements of independence set forth in the related SEC rules and regulations and the NASDAQ Listing Rules. As part of the Board Committee meetings, and as they feel necessary or appropriate at full Board meetings, the independent directors routinely meet in executive session without management or any non-independent directors present.

Based on these standards and information provided by our Board of Directors and officers, our Board of Directors determined that Steven Bathgate, R. Rimmy Malhotra, JD Smith, Steven P. Oman, Galen Vetter, and Lawrence F. Hagenbuch, all non-employee directors, are independent and have no material relationship with the Company, except as directors and as stockholders of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding (a) the ownership of any non-management person known to us to own more than five percent of any class of our voting Common Stock, and (b) the number and percentage of our shares of Common Stock held by each director, each of the named executive officers and directors and officers as a group. Percentages of ownership have been calculated based upon 4,629,331 shares of Common Stock issued and outstanding as of June 17, 2019, the record date.

Security Ownership of Non-Management Owners

Name and address of Beneficial Owner	Title of class	Amount and nature of beneficial ownership (1)	Percent of class
Jerry Smith (2)	Common Stock	479,725	10.4%
Barbara Rydesky (3)	Common Stock	555,253	12.0%
Ephraim Fields (4)	Common Stock	340,782	7.4%
Hire Quest Holdings, LLC (5)	Common Stock	1,095,901	23.7%

1) Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act, and includes shares held outright, shares held by entity(s) controlled by NEOs and/or Directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of June 17, 2019.

2) The number of shares comprising Mr. Smith’s beneficial ownership is based upon the written representations of his legal counsel. Mr. Smith’s address is: care of Command Center, Inc., 3609 S Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235.

3) The number of shares comprising Mrs. Rydesky’s beneficial ownership is based upon the written representations of Barbara Rydesky. Mrs. Rydesky’s address is: 3238 Pine Lake Road, Orchard Lake, Michigan 48234.

4) The number of shares comprising Mr. Fields' beneficial ownership, over which Mr. Fields has sole voting and sole dipositive power, is based upon the Schedule 13G/A filed by Ephraim Fields on February 11, 2019. Mr. Fields' address is: care of Echo Lake Capital, 501 Madison Avenue, Floor 12A, New York, New York 10022.

5) Based on a Schedule 13/D filed by Hire Quest Holdings, LLC, Richard Hermanns and John McAnnar on April 18, 2019, Hire Quest, Mr. Hermanns and Mr. McAnnar may be deemed to share voting power over 1,095,901 shares pursuant to the Voting Agreements and irrevocable proxies executed by the directors, officers and certain beneficial owners of more than 5% of the Company’s voting stock on April 8, 2019.

Security Ownership of Management and Board of Directors

Name and address of Beneficial Owner (1)	Title of class	Amount and nature of beneficial ownership (2)	Percent of class
Richard K. Coleman, Jr. (3)	Common Stock	59,286	1.3%
Brendan Simaytis (4)	Common Stock	17,958	*
Cory Smith (5)	Common Stock	3,333	*
JD Smith (6)	Common Stock	42,274	*
Steven P. Oman (7)	Common Stock	8,442	*
R. Rimmy Malhotra (8)	Common Stock	140,510	3.0%
Steven Bathgate (9)	Common Stock	114,445	2.5%
Galen Vetter (10)	Common Stock	10,581	*
Lawrence F. Hagenbuch (11)	Common Stock	10,303	*
All Officers and Directors as a group (nine persons)	Common Stock	407,132	8.8%
Frederick Sandford (12)	Common Stock	16,250	*

* Indicates ownership of less than 1.0%

1) The address of the NEOs and Directors is: care of Command Center, Inc., 3609 S Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235.

2) Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act, and includes shares held outright, shares held by entities controlled by NEOs and/or Directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of June 17, 2019.

3) Options to purchase shares.

4) Includes 6,500 shares held outright and options to purchase 11,458 shares.

5) Includes 1,250 shares held outright and options to purchase 2,083 shares.

6) Includes 30,191 shares held outright and options to purchase 12,083 shares.

7) Shares held outright.

8) Includes 12,191 shares held outright, 123,944 shares held indirectly through the Nicoya Fund and a managed account, and options to purchase 4,375 shares. The shares held by the Nicoya Fund are directly owned by the Nicoya Fund LLC, a Delaware limited liability company. This reporting person is the managing member and a co-owner of Nicoya Capital LLC, which is the managing member and owner of the Nicoya Fund.

9) Includes 27,155 shares held outright, 82,915 shares held indirectly, including 66,666 by Mr. Bathgate’s spouse, 7,916 by the Bathgate Family Partnership and 8,333 by Viva Co., LLC, and options to purchase 4,375 shares.

10) Includes 8,303 shares held outright and 2,278 shares held indirectly by Vetter Community Resources, LLC.

11) Shares held outright.

12) Shares held outright.

Equity Compensation Plans

At the annual meeting of stockholders held on November 17, 2016, the shareholders approved the adoption of the Command Center, Inc. 2016 Stock Incentive Plan (the "2016 Plan"). The 2008 Stock Incentive Plan expired in January 2016, except as to awards that remain outstanding under such plan.

Securities Authorized for Issuance Under Equity Compensation Plans.

As of December 28, 2018, we had one equity compensation plan, namely the 2016 Plan, approved by the shareholders on November 17, 2016. Pursuant to the 2016 Plan, the Compensation Committee is authorized to issue awards for up to 500,000 common shares over the 10-year life of the 2016 Plan. Currently, there have been options to purchase approximately 192,000 shares of Common Stock and approximately 11,000 common shares granted under the 2016 Plan.

PROPOSAL 2 – APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE

The Board of Directors has unanimously approved and recommends to the Company’s shareholders this proposal to change the Company’s state of incorporation from the State of Washington to the State of Delaware (the “Reincorporation”). If the Company’s shareholders approve this proposal, the Company will accomplish the Reincorporation as described below.

Summary

Assuming that shareholder approval of this Proposal is obtained and the Reincorporation becomes effective:

•	the affairs of the Company will cease to be governed by the Washington Business Corporation Act (the “WBCA”), the Company’s existing Articles of Incorporation, and the Company’s existing Bylaws, and the affairs of the Company will become subject to the Delaware General Corporation Law (the “DGCL”), a new Certificate of Incorporation and new Bylaws, as more fully described below;

•	the resulting Delaware corporation (the “Delaware Company”) will (i) be deemed to be the same entity as the Company for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges and powers of the Company, (iii) continue to possess all of the properties of the Company, and (iv) continue to have all of the debts, liabilities and obligations of the Company;

•	each outstanding share of the Company’s Common Stock will continue to be an outstanding share of the Delaware Company’s common stock, and each outstanding option, warrant or other right to acquire shares of the Company’s Common Stock will continue to be an outstanding option, warrant or other right to acquire shares of the Delaware Company’s common stock;

•	each employee benefit plan, incentive compensation plan or other similar plan of the Company will continue to be an employee benefit plan, incentive compensation plan or other similar plan of the Delaware Company; and

•	each director and officer of the Company will continue to hold their respective offices with the Delaware Company.

General Information

The Company intends to effect the Reincorporation by converting into a Delaware corporation (the “Conversion”). The Company will convert into a Delaware corporation, with all of the rights, privileges, powers, properties and debts of the Company to be unaffected. The Company will effect the Reincorporation by filing a Certificate of Conversion, attached hereto as Annex D, and the proposed Delaware Certificate of Incorporation, in substantially the form attached to this proxy statement as Annex E (the “Delaware Charter”) with the Delaware Secretary of State and by filing Articles of Entity Conversion with the Washington Secretary of State. In order to file Articles of Entity Conversion with the Washington Secretary of State, shareholders must approve the Plan of Conversion attached hereto as Annex F. The Delaware Company would also adopt the proposed bylaws, in substantially the form attached to this proxy statement as Annex G (the “Delaware Bylaws”). The approval by the Company’s shareholders of this Reincorporation Proposal will constitute approval of the Certificate of Conversion, Plan of Conversion and the Delaware Charter. If this Reincorporation Proposal is approved by the shareholders, the Company expects to file the Certificate of Conversion and Delaware Charter with the Delaware Secretary of State and Articles of Entity Conversion with the Washington Secretary of State, as soon as possible following the completion of the Merger.

The Reincorporation will not affect the trading of the shares of the Company’s Common Stock on the NASDAQ Capital Market under the same symbol “CCNI.” The Delaware Company will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of the Company’s Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in the Delaware Company after the Reincorporation, and shareholders holding restricted shares of the Company’s Common Stock prior to the Reincorporation will continue to hold their shares in the Delaware Company after the Reincorporation subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its shareholders.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the WBCA.

In addition, Delaware courts, including the Court of Chancery and the Delaware Supreme Court, are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on our Board because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Changes as a Result of Reincorporation

If this Proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company’s and Hire Quest’s Security Holders’ Rights Before and After the Reincorporation and/or Merger.” The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Delaware Company. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company. Further, each director and officer of the Company will continue to hold their respective offices with the Delaware Company and the subsidiaries of the Company immediately prior to the Reincorporation will be the subsidiaries of the Delaware Company immediately after the Reincorporation.

The Plan of Conversion

The Reincorporation will be effected pursuant to the Plan of Conversion to be adopted by the Company. The Plan of Conversion provides that the Company will convert into a Delaware corporation and will be subject to all of the provisions of the DGCL. By virtue of the Conversion, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all other causes of action belonging to the Company immediately prior to the Conversion will remain vested in the Delaware Company following the Conversion. In addition, by virtue of the Conversion, all debts, liabilities and duties of the Company immediately prior to the Conversion will remain attached to the Delaware Company following the Conversion.

If this Reincorporation Proposal is approved, it is anticipated that our Board will cause the Reincorporation to be effected as soon as practicable thereafter and promptly following the closing of the Merger. However, the Reincorporation may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of our Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if our Board determines for any reason that such delay or termination would be in the best interests of the Company and its shareholders. If this Reincorporation Proposal is approved by our shareholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Delaware Secretary of State) of the Certificate of Conversion.

The Company’s shareholders will not be required to exchange their Company stock certificates for new Delaware Company stock certificates. Following the effective time of the Reincorporation, any Company stock certificates submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for the Delaware Company stock certificates. The Company’s shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of shareholders for approval of this Reincorporation Proposal, the Reincorporation will not be consummated and the Company will continue to be incorporated in Washington and governed by the WBCA, the Company’s Articles of Incorporation and Bylaws.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Company’s Board, however, is not proposing the Reincorporation to prevent a change in control and, excluding the Merger, is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board. Our Board has no independent plans to implement any defensive strategies to enhance the ability of the Board to negotiate with an unsolicited bidder.

With respect to implementing defensive measures, except as indicated below, Delaware law is preferable to Washington law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Washington corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on these matters.

Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation and/or Merger

Because of differences between the WBCA and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s shareholders. Summarized below are the most significant provisions of the WBCA and DGCL, along with the differences between the rights of the shareholders of the Company immediately before and immediately after the Reincorporation that will be the result of the differences between the WBCA and the DGCL and the differences between the Company’s existing Articles of Incorporation and Bylaws, on the one hand, and the Delaware Charter and the Delaware Bylaws, on the other hand. In the second column, there is a summary of the Company’s Articles of Incorporation as amended in the event that the Charter Amendment Proposal is approved by shareholders but this Reincorporation Proposal is not approved by shareholders at the Annual Meeting. The summary is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the WBCA, the DGCL, the Company’s existing Articles of Incorporation and Bylaws, the Delaware Charter and the Delaware Bylaws and the Charter Amendment. Copies of the Company’s existing Articles of Incorporation and Bylaws have been filed or incorporated by reference as exhibits to certain of our filings with the SEC. The Delaware Charter, the Delaware Bylaws and the Charter Amendment are attached as annexes to this proxy statement.

Assuming that the Company does not receive shareholder approval to reincorporate in Delaware, the Company will remain a Washington corporation. The following is a summary of material parts of the WBCA and the DGCL and the Company’s governing documents before and after the Reincorporation.

Provision	Washington	Washington Upon Charter Amendment	Delaware Upon Reincorporation
Authorized Capital Stock

As of the date hereof, the Company’s authorized capital stock consists of 8,333,333 authorized shares of Common Stock, par value $0.001 per share, and 416,666 authorized shares of Preferred Stock, par value $0.001 per share. The holders of Common Stock are entitled to one vote for each share on all matters voted on by all of the shareholders, and do not have any cumulative voting, conversion, redemption or preemptive rights.

Upon the filing of the Charter Amendment with the Washington Secretary of State, the Company’s authorized capital stock will consist of 30,000,000 authorized shares of Common Stock, par value $0.001 per share, and 1,000,000 authorized shares of Preferred Stock, par value $0.001 per share.

Upon consummation of the Reincorporation, the Company’s authorized capital stock will consist of 30,000,000 authorized shares of common stock, par value $0.001 per share, and 1,000,000 authorized shares of preferred stock, par value $0.001 per share.

The holders of the Common Stock are entitled to such distributions as may be authorized from time to time by the Board, provided that the Company is able to pay its debts in the usual course of business and the Company’s assets are not less than the sum of its total liabilities plus the amount which would be needed to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.	The holders of Company Common Stock and Preferred Stock will be entitled to the same rights as under the current Articles of Incorporation (See Washington column).	Under the Delaware Charter and Delaware Bylaws, the holders of common stock will be entitled to the same rights under the current Articles of Incorporation and Bylaws, except: (a) the threshold for calling special meetings of shareholders will be increased to twenty-five percent of the Company’s outstanding capital stock; and (b) the ability to amend the Delaware Charter in relation to Preferred Shares, indemnification, preemptive rights, special shareholder meetings, and amendments is subject to limitations.

Number of Directors; Election; Removal; Filling Vacancies

The Articles of Incorporation provides that the number of directors shall be no fewer than one (1) and no more than seven (7) directors. The directors are elected by the Company’s shareholders annually for terms of one year and hold their positions until their successors are elected and qualified, or until their earlier death, resignation or removal. The WBCA permits a corporation to classify its board of directors so that less than all of the directors are elected each year to overlapping terms. The Articles of Incorporation and Bylaws do not provide for a classified board of directors. Each newly elected director currently serves for a term of one year.

See Washington column.

The Delaware Charter and Delaware Bylaws will provide that the minimum number of directors will be one and that the maximum number may be determined by the Board. Delaware law permits corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. The Delaware Charter will not provide for a classified board.

Each director will hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Under the WBCA, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Bylaws provide that any director may be removed, with or without cause, from office at any time, at a special shareholder meeting called for that purpose, and only by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. The Bylaws provide that a vacancy on the Board, whether created as a result of death, resignation or otherwise, may be filled by the affirmative vote of a majority of the remaining directors of the Board in office, though less than a quorum of the Board. Any directorship to be filled by reason of an increase in the number of directors may be filled by the Board for a term continuing only until the next election of directors by the shareholders and until his or her successor is elected and qualified.

Under the DGCL, shareholders may remove one or more directors with or without cause. The Delaware Charter provides that a director may be removed with or without cause by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. The Delaware Bylaws will provide that a vacancy on the board of directors, whether created as a result of death, resignation or otherwise, may be filled by the affirmative vote of a majority of the remaining directors of the board of directors in office, though less than a quorum of the board of directors.

Cumulative Voting for Directors	Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors. The Articles of Incorporation prohibit cumulative voting.	See Washington column.	Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter prohibits cumulative voting.

Business Combinations; Interested Transactions	Washington law imposes restrictions on certain transactions between a Washington publicly-traded corporation and certain significant shareholders. Chapter 23B.19 of the WBCA prohibits a “target corporation,” with certain exceptions, from engaging in certain “significant business transactions” with an “acquiring person” who acquires 10% or more of the total number of votes entitled to be cast by the outstanding voting shares of a target corporation for a period of five years after such acquisition, unless the transaction or acquisition of shares is approved by a majority of the members of the target corporation’s board of directors prior to the date of the acquisition or, at or subsequent to the date of the acquisition, the transaction is approved by a majority of the members of the target corporation’s board of directors and approved at a shareholders’ meeting by the vote of at least two-thirds of the votes entitled to be cast by the outstanding voting shares of the target corporation, excluding shares owned or controlled by the acquiring person. The prohibited transactions include, among others, a merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the acquiring person, termination of 5% or more of the employees of the target corporation as a result of the acquiring person’s acquisition of 10% or more of the shares, or allowing the acquiring person to receive any disproportionate benefit as a shareholder. After the five-year period during which significant business transactions are prohibited, certain significant business transactions may occur if certain “fair price” criteria or shareholder approval requirements are met. Target corporations include all publicly- traded corporations incorporated under Washington law, as well as publicly traded foreign corporations that meet certain requirements. In contrast to the comparable provision under Delaware law, a Washington publicly traded corporation is not permitted to exclude itself from these restrictions through a statement to that effect in its charter documents.	See Washington column.

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude the Company from the restrictions imposed under Section 203 of the DGCL.

Limitation of Liability of Directors

The WBCA permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve (i) intentional misconduct by the director or a knowing violation of law by a director, (ii) liability for unlawful distributions or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. The exclusions from a director’s limitation of liability are narrower and more specific under Washington law than under the comparable provisions of Delaware law, with the result that the scope of the release of liability may be broader under, Washington law.

See Washington column.

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter will provide that, to the fullest extent permitted by the DGCL, a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

The Articles of Incorporation provides that a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of conduct as a director; provided that a director will remain liable for acts or omissions that involve intentional misconduct or a knowing violation of law by the director; (ii) conduct which violates the WBCA pertaining to unpermitted distributions to shareholders or loans to directors; or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. This provision does not affect the availability of equitable remedies such as an injunction based upon a director’s breach of the duty of care.

Indemnification of Officers and Directors

The WBCA permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Washington’s laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

The WBCA provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

See Washington column.

The DGCL permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Delaware’s laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The WBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, (i) indemnification is mandatory if the director is wholly successful on the merits or otherwise in such a proceeding, and permits a director to apply for court-ordered indemnification and (ii) an officer of the corporation who is not a director is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification to the same extent as a director. The Articles of Incorporation does not limit these statutory rights to mandatory indemnification. The Bylaws generally provide that the Company shall indemnify any person who was or is a party to any proceeding, whether or not brought by or in the right of the Company, by reason of the fact that he or she is or was a director or officer of the Company, against all reasonable expenses incurred by the director in connection with the proceeding, and that reasonable expenses incurred by such director in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding upon receipt of a written affirmation of the director’s good faith belief that the director met the requisite standard of conduct and a written undertaking to repay the advance if it is ultimately determined that the director did not meet the standard of conduct. The indemnification and advancement of expenses provided in the Bylaws is not exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the Board or the shareholders or otherwise. The Bylaws also provide that the Company may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent.

The Delaware Bylaws and Charter will generally provide that the Company shall indemnify any person who was or is a party to any proceeding, whether or not brought by or in the right of the Company, by reason of the fact that he or she is or was a director or officer of the Company or held a position at another entity at the request of the Company, against all reasonable expenses incurred by the director in connection with the proceeding, and that reasonable expenses incurred by such indemnitee in defending a proceeding shall be paid by the Company in advance of the final disposition of such proceeding upon receipt of a written affirmation of the indemnitee’s good faith belief that the indemnitee met the requisite standard of conduct and a written undertaking to repay the advance if it is ultimately determined that the director did not meet the standard of conduct. The indemnification and advancement of expenses that will be provided in the Delaware Bylaws is not exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the board of directors or the shareholders or otherwise. The Delaware Bylaws will also provide that the Company may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent.

Special Meetings of Shareholders	Under the WBCA, a corporation must hold a special meeting of shareholders upon request by the board of directors or by such persons authorized to do so by the articles of incorporation or bylaws. A corporation must also hold a special meeting of shareholders if the holders of at least ten percent of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting. The Articles of Incorporation does not limit or deny the right of shareholders to call a special meeting. The Bylaws provide that special meetings of shareholders may be called by the President, the Board, the Chairman or by holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting.	See Washington column.	Under the DGCL, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws will provide that a special meeting may be called at any time by the Company Chief Executive Officer, the Company board of directors or by holders of at least twenty-five percent of all the votes entitled to be cast on any issue proposed to be considered at such special meeting.

Amendment or Repeal of the Certificate of Incorporation

Under the WBCA, a board of directors may amend the corporation’s articles of incorporation without shareholder approval (i) to change any provisions with respect to the par value of any class of shares, if the corporation has only one class of shares outstanding, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered office, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or change the number of authorized shares of that class in proportion to such forward or reverse split or (v) to change the corporate name.

Other amendments to the articles of incorporation must be approved, in the case of a public company, by a majority of the votes entitled to be cast on the proposed amendment, provided that the articles of incorporation may require a greater vote.

The Articles of Incorporation provides that the Company reserves the right to amend, alter or repeal any provision contained in the Articles of Incorporation in any manner currently or hereafter prescribed by law, and that all rights and powers conferred upon shareholders and directors in the charter are subject to this reserved power.

See Washington column.

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment.

The Delaware Charter will provide that the Company reserves the right to amend, alter or repeal any provision contained in the Delaware Charter in any manner currently or hereafter prescribed by law, and that all rights and powers conferred upon shareholders and directors in the charter are subject to this reserved power. The Delaware Charter will provide that the affirmative vote of the majority of the Company board of directors and holders of at least fifty percent of the outstanding shares of the Company is required to amend or repeal certain provisions of the Delaware Charter.

Amendment to Bylaws

The WBCA provides that the board of directors may amend or repeal the corporation’s bylaws, or adopt new bylaws, unless (i) the articles of incorporation reserve this power exclusively to the shareholders or (ii) the shareholders, in amending, repealing or adopting a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The shareholders may also amend or repeal the corporation’s bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed by the board of directors.

The Bylaws provide that the Board has the power to adopt, amend or repeal the bylaws of the Company, provided that any such adopted bylaws, or amendment or repeal of bylaws, may be subsequently changed or repealed by the holders of a majority of the stock entitled to vote at a shareholder meeting. The Bylaws further provide that such bylaws may be amended or repealed by the shareholders of the Company.

See Washington column.

Under the DGCL, the power to adopt, amend or repeal bylaws rests generally with the shareholders, although directors may amend the bylaws of a corporation if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Bylaws and Delaware Charter will provide that such bylaws may be amended or repealed by the shareholders of the Company, provided that the affirmative vote of holders of at least fifty percent of the outstanding shares of the Company will be required to adopt, amend or repeal certain provisions of the Delaware Bylaws. The Delaware Bylaws will further provide that the Board has the power to adopt, amend or repeal the bylaws of the Company, provided, however, that a bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Merger with Subsidiary	The WBCA provides that, if the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of a subsidiary, the parent corporation may merge such subsidiary into itself without approval of the shareholders of the parent or subsidiary, or merge itself into the subsidiary without approval of the shareholders of the subsidiary. A merger of a parent corporation into a subsidiary will be governed by WBCA 23B.11 applicable to mergers generally. The shareholders of the parent corporation are required to approve the plan to merge the parent into the subsidiary.	See Washington column.	The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.
Committees of the Board	The WBCA also provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. Under the WBCA, each committee may exercise such powers of the board of directors as are specified by the board of directors; however, a committee may not (i) authorize or approve a distribution except in accordance with a general formula or method prescribed by the board of directors, (ii) approve or propose to shareholders any action that the WBCA requires be approved by shareholders, (iii) fill vacancies on the board of directors or on any of its committees, (iv) amend the articles of incorporation, (v) adopt, amend or repeal bylaws, (vi) approve a plan of merger not requiring shareholder approval or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares except within limits specifically prescribed by the board.	See Washington column.

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. The Delaware Bylaws will provide that no committee will have the power or authority to adopt, amend or repeal any bylaw of the Company.

Mergers, Acquisitions and Transactions with Controlling Shareholder

Under the WBCA, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation. The Articles of Incorporation reduce this requirement to a simple majority of votes entitled to be cast by a voting group.

	See Washington column.	Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger. The certificate of incorporation of the Company does not make any provision with respect to such mergers.

The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.

Class Voting

Under the WBCA, a corporation’s articles of incorporation may authorize one or more classes or series of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Additionally, under the WBCA, classes or series of shares have, by default application, special voting rights with respect to certain corporate matters, such as certain amendments to the articles of incorporation and mergers and share exchanges.

Under the WBCA, a corporation’s articles of incorporation may expressly limit the rights of holders of a class or series to vote as a group with respect to certain amendments to the articles of incorporation and as to mergers and share exchanges, even though they may adversely affect the rights of holders of that class or series.

		See Washington column.	The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of, those classes or that increase or decrease the aggregate number of authorized shares or the par, value of the shares of any of those classes. The Delaware Charter will provide that, except as otherwise provided by law or by resolution providing for the issuance of any series of preferred stock, the holders of the outstanding shares of the Company common stock shall have voting rights, except that holders of the outstanding shares of the Company common stock shall not be entitled to vote on any amendment of the Delaware Charter that relates solely to the terms of a class of Preferred Stock.
Preemptive Rights	Under Washington law, a shareholder has preemptive rights unless such rights are specifically denied in the articles of incorporation. The Articles of Incorporation states that shareholders do not have any preemptive rights to acquire additional shares issued by the Company.	See Washington column.	Under Delaware law, a shareholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter will state that shareholders do not have any preemptive rights to acquire additional shares issued by the Company.

Transactions with Officers and Directors	The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if, after disclosure of the material facts of such conflicting interest transaction (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case by no fewer than two qualified directors; or (ii) it is approved by a majority of all qualified shares; otherwise, there must be a showing that at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a nonqualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.	See Washington column.	The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

Stock Redemptions and Repurchases	Under the WBCA, a corporation may repurchase or redeem its own shares provided that no repurchase or redemption may be made if, after giving effect to the repurchase or redemption (i) the corporation would not be able to pay its liabilities as they become due or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the repurchase or redemption, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those whose shares are being repurchased or redeemed.	See Washington column.	Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.
Proxies	Under the WBCA, a proxy executed by a shareholder will remain valid for 11 months unless a longer period is expressly provided in the appointment, or unless it is revoked by such shareholder. A proxy will be irrevocable by the shareholder granting it if it includes a statement as to its irrevocable nature, and is coupled with an interest.	See Washington column.	Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period.
Consideration for Stock	Under the WBCA, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.	See Washington column.	Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or benefit to the corporation. Shares of stock without par value may be issued for such consideration as is determined from time to time by the board of directors, or by the shareholders if the certificate of incorporation so provides.

Shareholders Rights to Examine Books and Records	The WBCA provides that upon five business days’ notice to the corporation a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings for the past three years, certain financial statements for the past three years, communications to shareholders within the past three years, list of the names and business addresses of the current directors and officers and the corporation’s most recent annual report delivered to the secretary of state. Upon five business days’ notice, so long as the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose, a shareholder may inspect and copy excerpts from minutes of any meeting of the board of directors or other records of actions of the board of directors, accounting records of the corporation and the record of shareholders.	See Washington column.	The DGCL provides that any shareholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books by court order.

Notice of Shareholder Proposal	The Bylaws provide that, in order to be deemed timely, notice of a shareholder proposal to be considered at a meeting of the shareholders must generally be submitted to the Company no later than 60 days nor earlier than 90 days before the anniversary of the preceding year’s annual shareholder meeting.	See Washington column.	The Delaware Bylaws will provide that, in order to be deemed timely, notice of a shareholder proposal to be considered at a meeting of the shareholders must generally be submitted to the Company no later than 45 days nor earlier than 75 days before the anniversary of the mailing of proxy materials for the preceding year’s annual shareholder meeting.
Appraisal and Dissenters’ Rights	Under the WBCA, shareholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the WBCA provides various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to a superior court of the county in Washington where a corporation’s principal office or registered office is located.	See Washington column.

Under the DGCL shareholders have appraisal or dissenter’s rights, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL provides various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to the Court of Chancery where a corporation’s principal office or registered office is located.

Delaware law provides an exception to a shareholder’s appraisal rights commonly known as the “market-out” exception. In accordance with this exception, appraisal rights will not be available if shareholders hold stock of a corporation that is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders. There is no similar exception under Washington law. After the Conversion, the Company’s stock will continue to be traded on the NASDAQ, and therefore the market-out exception will apply to Company’s common stock immediately after the Conversion. Holders of common stock will not have appraisal rights under Delaware law while the market-out exception is applicable, except in circumstances where such holders would receive consideration in a transaction other than (a) stock of the surviving corporation, (b) stock of any other corporation that is or will be listed on a national securities exchange or held by more than 2,000 shareholders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Also, Delaware appraisal rights procedures impose a heavier cost and burden on the dissenting shareholder while Washington puts the burden on the corporation. The WBCA requires a corporation to pay dissenting shareholders the amount the corporation estimates to be the fair value of their shares, plus interest, generally within 30 days following the effective date of the corporate action, whereas under the DGCL, absent a settlement, shareholders exercising their appraisal rights will not receive any money for their shares until the entire proceeding concludes. Under certain circumstances, this difference with respect to timing of payment to shareholders exercising dissenter’s rights may make it more difficult for a person to exercise such rights.

This discussion of appraisal or dissenter’s rights is qualified in its entirety by reference to the DGCL, which provides more specific provisions and requirements for dissenting shareholders.

Dividends	The WBCA provides that shares may be issued pro rata and without consideration to the corporation’s shareholders as a share dividend. The board of directors may authorize other distributions to its shareholders provided that no distribution may be made if, after giving it effect (i) the corporation would not be able to pay its liabilities as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.	See Washington column.	The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Corporate Action Without a Shareholder Meeting	If the corporation is a public company, the WBCA only permits action to be taken by shareholders without holding an actual meeting if the action is taken unanimously by all shareholders entitled to vote on the action. The Bylaws provide that any action required or which may be taken at a meeting of shareholders of the Company may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action.	See Washington column.

The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing.

The Delaware Bylaws will provide that any action required or permitted to be taken by the stockholders of the Delaware Company may be effected by a consent in writing as provided by Section 228 of the DGCL.

Forum Selection	The WBCA authorizes a corporation to include in its articles of incorporation or bylaws a requirement to use an exclusive forum for the adjudication of internal corporate claims. Neither the Company’s Articles of Incorporation nor the Bylaws include an exclusive forum provision.	See Washington column.

The Delaware Bylaws will provide that the Delaware Court of Chancery will be the exclusive forum for certain types of claims, including any derivative actions and actions asserting claims for breach of fiduciary duties.

Certain Federal Income Tax Consequences of Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s Common Stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company. Each holder will have the same basis in the Company’s Common Stock received as a result of the Reincorporation as that holder has in the corresponding Common Stock held at the time the Reincorporation occurs.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws.

This discussion was based on the Code, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO REINCORPORATE IN DELAWARE

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL AND CHANGE THE NAME

On April 7, 2019, our Board approved, subject to shareholder approval, the Charter Amendment to our Articles of Incorporation to (a) increase the total number of authorized shares from 8,749,999 to 31,000,000 shares; (b) increase the total number of authorized shares of Common Stock from 8,333,333 to 30,000,000 shares; (c) increase the total number of authorized shares of our Preferred Stock from 416,666 to 1,000,000 shares; and (d) change the name of the Company to “HireQuest, Inc.”. Pursuant to this Charter Amendment Proposal, our shareholders are being asked to approve the Charter Amendment.

The closing of the Merger is contingent upon the approval of this Charter Amendment Proposal. If, however, this Charter Amendment Proposal is approved but the Merger is not consummated, the Board reserves the right not to proceed with the filing of the Charter Amendment. The form of the Charter Amendment to be filed with the Secretary of State of Washington is attached as Annex H to this proxy statement.

Description of the Amendment

Our Board adopted a resolution to amend our Articles of Incorporation to increase the number of shares of Common Stock that we are authorized to issue from 8,333,333 to 30,000,000 shares, increase the number of shares of Preferred Stock that we are authorized to issue from 416,666 to 1,000,000 shares, and change the name of the Company to “HireQuest, Inc.” and has directed that the proposed Charter Amendment be submitted to our shareholders for their approval and adoption. The total authorized shares will be increased from 8,749,999 to 31,000,000 shares. The amendment will replace ARTICLE I and ARTICLE IV of our Articles of Incorporation with the following language:

ARTICLE I
Name

The name of this Corporation is HIREQUEST, INC.

ARTICLE IV
Authorized Capital Stock

The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the Corporation will have authority to issue is Thirty Million (30,000,000). The shares of Common Stock shall have a par value of $0.001 per share. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in the preference.

The total number of shares of Preferred Stock that the Corporation will have the authority to issue is One Million (1,000,000). The shares of Preferred Stock shall have a par value of $0.001 per share. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences and rights of each series of Preferred Stock.

Purpose and Effect

We may issue shares of capital stock to the extent such shares have been authorized under our Articles of Incorporation. Our Articles of Incorporation currently authorize us to issue up to 8,333,333 shares of Common Stock and 1,000,000 shares of Preferred Stock. If the Reincorporation Proposal is approved, the Company will have authorized Common Stock of 30,000,000 shares and authorized Preferred Stock of 1,000,000 shares even if this Charter Amendment Proposal is not approved.

As of June 17, 2019, the record date, 4,629,331 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. If this Charter Amendment Proposal is not approved, we will not have a sufficient number of shares of Common Stock authorized to permit us to issue the 9,837,328 shares to Hire Quest security holders in connection with the closing of the Merger.

In addition to the need for a sufficient amount of Common Stock for the issuance of the Merger Consideration, we expect that we will need additional shares of Common Stock to grant options to existing and future employees as well as for future acquisitions and other corporate purposes. Although we have no agreements relating to future acquisitions, we may seek to acquire other businesses or assets and may use shares of our Common Stock to pay part or all of the consideration in those transactions. Our Board believes that it is in the best interest of our shareholders to have a sufficient number of authorized but unissued shares of Common Stock and Preferred Stock available for issuance in the future for such purposes in addition to the Merger.

The additional shares of Common Stock to be authorized after the amendment to the Articles of Incorporation would have rights identical to the currently outstanding shares, except for effects incidental to increasing the number of outstanding shares, such as the dilution of current shareholders’ ownership and voting interests when shares are issued. Under our Articles of Incorporation, our shareholders do not have preemptive rights with respect to our Common Stock. Thus, should our Board elect to issue additional shares, existing shareholders would not have any preferential rights to purchase any shares.

In addition, the Charter Amendment would result in an increase in the authorized but unissued shares of the Company’s Preferred Stock from 416,666 shares to 1,000,000 shares.

Possible Anti-Takeover Effects of the Amendment

Except for the Merger, the proposed Charter Amendment is not being recommended in response to any specific effort of which our Board is aware to obtain control of the Company, and our Board does not intend or view the proposed increase in authorized Common Stock and Preferred Stock as an anti-takeover measure. However, the ability of our Board to authorize the issuance of the additional shares of Common Stock and Preferred Stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

Consequences of Failure to Obtain Shareholder Approval

Without an increase in the number of authorized shares of Common Stock, the Company will not be able to consummate the Merger. Further, without an increase in the number of authorized shares of Common Stock, the Company may be constrained in its ability to raise capital when needed, and may lose important business opportunities, including to competitors, which could adversely affect our financial performance, growth and ability to continue our operations. As opportunities or circumstances arise that require prompt action frequently arise, it is the belief of the Board that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

Effectiveness of the Amendment

If the Charter Amendment is approved by our shareholders, the Charter Amendment will become effective upon its filing with the Secretary of State of the State of Washington, which filing is expected to occur promptly after the Annual Meeting and immediately prior to the closing of the Merger. If the Charter Amendment is not approved by our shareholders, the Charter Amendment will not be filed and the number of authorized shares of capital stock under our Articles of Incorporation will remain unchanged. Moreover, if the Charter Amendment Proposal is not approved, the Company will not be able to consummate the Merger. Our Board reserves the right, notwithstanding shareholder approval of the Charter Amendment and without further action by our shareholders, not to proceed with the filing of the Charter Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL TO INCREASE OUR AUTHORIZED CAPITAL STOCK TO 31,000,000 SHARES AND CHANGE OUR NAME

PROPOSAL 4 – ISSUANCE OF MORE THAN 20% OF OUR COMMON STOCK IN CONNECTION WITH THE MERGER AND A CHANGE OF CONTROL FOR THE PURPOSES OF NASDAQ LISTING RULE 5635

If the Merger is completed, the Company will issue 9,837,328 shares of the Company’s Common Stock to Hire Quest’s security holders. We are not asking for shareholder approval of the Merger or the Merger Agreement because neither Washington law nor our Articles of Incorporation require shareholder approval of the Merger or the Merger Agreement under these circumstances. However, under applicable rules of the NASDAQ Capital Market, shareholder approval is required for the issuance of the shares to Hire Quest security holders. Those rules require shareholder approval whenever more than 20% of a listed company’s outstanding shares are going to be issued in transactions such as the Merger.

NASDAQ Listing Rule 5635(a) (the “20% Acquisition Rule”) requires that an issuer obtain shareholder approval prior to the issuance of common stock in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock: (i) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. The issuance of the Merger Consideration will result in the issuance of our Common Stock representing in excess of 20% of the voting power, and 20% of the number of shares of our Common Stock, in each case, outstanding before the Merger, thus requiring shareholder approval. Accordingly, the Company is seeking shareholder approval of this Nasdaq Proposal in order to satisfy the requirements of the 20% Acquisition Rule with respect to the issuance of the Common Stock in connection with the Merger.

In addition, NASDAQ Listing Rule 5635(b) requires prior shareholder approval for issuances of securities that could result in a “change of control” of the issuer (the “Change of Control Rule”). In determining whether a change of control has occurred, NASDAQ considers all relevant factors including, but not limited to, changes in the management, board of directors, voting power, ownership, and financial structure of a company. NASDAQ staff has determined that the Merger would constitute a “change of control” because upon closing (a) Richard Hermanns will be CEO of the Company, (b) four of seven directors of the Company will be Hire Quest designees and (c) Hire Quest’s security holders will own approximately 68% of the outstanding shares of the Company’s Common Stock (disregarding the effect of the Offer) and the Company will be renamed “HireQuest, Inc.” Accordingly, the Company is seeking shareholder approval of this Nasdaq Proposal in order to satisfy the requirements of the Change of Control Rule, as that rule would be triggered by the Merger.

This Nasdaq Proposal is not seeking authorization or approval of our shareholders to enter into the Merger Agreement, or to complete the Merger with Hire Quest. Upon approval of this Nasdaq Proposal at the Annual Meeting and following the occurrence of the Merger at the effective time of the Merger, the Company will issue shares of Common Stock to the security holders of Hire Quest in accordance with the Merger Agreement.

For additional information about the Merger, including a summary of the terms of the Merger Agreement entered into in connection with the Merger, see the section entitled “The Merger” below.

Our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its shareholders to approve the issuances of shares in the Merger. The resolution also recommends that this Nasdaq Proposal be approved and adopted by the Company’s shareholders and directs that such proposal be submitted to the Company’s shareholders at the Annual Meeting.

If the Nasdaq Proposal is not approved, the Merger cannot be completed because the Company will not be able to issue shares to Hire Quest security holders as the Merger Consideration or meet the shareholder approval requirements of the Change of Control Rule.

OUR BOARD RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE ISSUANCE OF MORE THAN 20% OF OUR COMMON STOCK IN CONNECTION WITH THE MERGER AND A CHANGE OF CONTROL FOR THE PURPOSES OF NASDAQ LISTING RULE 5635

THE MERGER

The Companies

Command Center, Inc.

The Company is a staffing company, operating primarily in the manual on-demand labor segment of the staffing industry. In 2018, we employed approximately 32,000 employees and provided services to approximately 3,600 customers, primarily in the industrial/manufacturing/warehousing, construction, hospitality, transportation, and retail industries. Our customers range in size from small businesses to large corporate enterprises. All of our temporary staff, whom we refer to as “field team members,” are employed by us. Most of our work assignments are short-term, and many are filled on little advanced notice from our customers. In addition to short and longer-term temporary work assignments, we sometimes recruit and place workers in temp-to-hire positions.

As of June 17, 2019, we owned and operated 67 on-demand labor locations, or branches, across 22 states. We currently operate as Command Center, Inc., and we are also known in some locations as Command Labor. All financial information is consolidated and reported in our consolidated financial statements.

In prior years we were organized as Command Staffing, LLC. We were organized as a limited liability company in December 2002 and commenced operations in 2003 as a franchisor of on-demand labor businesses. In November 2005, Temporary Financial Services, Inc., a public company, acquired the assets of Command Staffing, LLC and Harborview Software, Inc., an affiliated company that owned the software used in the operation of our on-demand labor branches. The transaction was accounted for as if Command Staffing, LLC was the accounting acquirer, and our name changed to Command Center, Inc.

As a basis for the Merger, the Company believes Hire Quest’s franchise operating model is superior to the Company’s and offers many benefits. It is contemplated that shortly after the closing of the Merger, the Company will be selling its branches and converting them to franchises. While this operating strategy has perceived benefits, it also comes with risks. The Company will need to identify franchisees that have the financial capability and operating acumen to effectively operate these franchises. We will have less control over the day-to-day functioning of the branches and the franchisees may operate in a manner that is counter to our interests or introduce risks to our business by departing from our operating norms.

Further, operating as a franchise model will introduce regulatory risk as franchises are generally regulated at both the Federal and state level. Franchises require a different operating model than what the Company currently employs, including new IT systems and business processes that must be adopted. We plan on leveraging the Hire Quest platform for these functions, but there is no assurance that we can do so successfully, and the business rationale for the Merger is heavily dependent on our ability to do so.

Our Common Stock is traded on the NASDAQ Capital Market under the symbol “CCNI.” On April 8, 2019, immediately preceding the public announcement of the proposed Merger after market close, the Company’s Common Stock closed at $3.92. On June 17, 2019, the Company’s Common Stock closed at $5.39. As of the record date of June 17, 2019, the Company had approximately 180 shareholders of record.

The principal executive offices of the Company are located at 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235, and its telephone number is (866) 464-5844.

For more information on the Company, see the reports and other information the Company files with the SEC, including its Annual Report on Form 10-K for the year ended December 28, 2018. These filings may be viewed on the Internet at www.sec.gov.

CCNI One, Inc.

Merger Sub 1 is a wholly-owned subsidiary of the Company and was formed in Florida on March 25, 2019, solely for the purpose of facilitating the Merger. Merger Sub 1 has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Command Florida, LLC

Merger Sub 2 is a wholly-owned subsidiary of the Company and was formed in Florida on February 27, 2019, solely for the purpose of facilitating the Merger. Merger Sub 2 has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Hire Quest Holdings, LLC

Hire Quest is a holding company that owns 93.5% of Hire Quest, LLC. Immediately prior to the closing of the Merger, Hire Quest will own 100% of Hire Quest, LLC. Unless the context otherwise requires, references in this section to “Hire Quest” refer to Hire Quest Holdings, LLC and Hire Quest, LLC on a combined basis.

Hire Quest is a temporary staffing company, providing back-office support for Trojan Labor and Acrux Staffing franchised locations across the United States. Trojan Labor provides temporary staffing services that include general labor, industrial, and construction personnel. Acrux Staffing provides temporary staffing services that include skilled, semi-skilled, and general labor industrial personnel, as well as clerical and secretarial personnel.

Hire Quest’s franchisees operate primarily in the on-demand labor segment of the staffing industry, and in particular in the short-term, unskilled and semi-skilled segments. Hire Quest endeavors to customize its services according to the unique opportunities and assets presented by each of its branches, while leveraging its overall size when possible. This approach reduces overhead costs, improves economies of scale, establishes procedural uniformity and controls, and creates a predictable internal environment for temporary employees.

Hire Quest, LLC serves as the employer of record of all temporary employees of its franchisees. In 2018, it employed approximately 52,000 employees, and Hire Quest’s franchisees helped thousands of customers, primarily in the construction, industrial/manufacturing, warehousing, disaster recovery, hospitality, and recycling/waste management industries, to be more productive by providing easy access to dependable personnel. Hire Quest’s customers range in size from small businesses to large corporate enterprises. Most of its work assignments are short-term, and many are filled on little advance notice from its customers.

As of April 30, 2019, Hire Quest’s franchisees owned and operated 98 branch locations in 21 states and the District of Columbia. 83 branches operated under the Trojan Labor brand, and 15 branches operated under the Acrux Staffing brand. Hire Quest’s corporate headquarters are located in Goose Creek, South Carolina.

Hire Quest was organized as Hire Quest, LLC in June 2002. In September 2017, Hire Quest, LLC changed its ownership structure such that it became a subsidiary of a newly-formed entity, Hire Quest Holdings, LLC.

Industry Overview

The on-demand labor industry has developed based on the business need for flexible staffing solutions. The industry provides contingent workforce solutions to minimize the cost and effort that is required for hiring and managing permanent employees. Many businesses operate in a cyclical production environment and find it difficult to staff according to their changing business requirements. Companies also desire a way to temporarily replace full-time employees when absent due to illness, vacation, or unplanned termination. On-demand labor offers customers the opportunity to immediately respond to changes in staffing needs, reduce the costs associated with recruiting and interviewing, eliminate unemployment and workers’ compensation exposure, and draw from a larger pool of potential employees.

The on-demand labor industry continues to develop specialized market segments that reflect the diverse needs of the businesses it serves. Technical skills, prior work history, duration of assignment, and drug and background check requirements vary among industries and customers.

No single staffing company dominates the industry. Competition among companies revolves around recruitment and retention of both customers and temporary employees. The industry tends to track the overall strength of the economy and trends in workforce flexibility. As the economy grows, the number of competitors has increased due to low barriers to entry. During recessions, the number of competitors generally decreases.

Hire Quest’s Business

Strategic Growth Opportunities: The total number of branches open and operating increased from 79 at the end of Hire Quest’s fiscal year ended December 31, 2017 to 92 at the end of its 2018 fiscal year. As of April 30, 2019, it had 98 branch locations. All locations are owned and operated by franchisees. Hire Quest expects to continue to open new physical locations to expand its reach, and may also consider growing through strategic acquisitions, such as through the merger with the Company.

Hire Quest’s franchise model allows it to incentivize local ownership to actively participate in locating and retaining new customers and temporary employees. It will continue to look for opportunities to make new customer relationships and expand services to existing customers.

Hire Quest expects to continue to invest in the development of its proprietary software to enable a seamless interaction with its customers and increased abilities to recruit and retain both customers and temporary employees. Hire Quest will leverage this software, and technology in general, to improve the experiences for both its employees and its customers.

Franchise Model and Support System: Hire Quest provides back-office support for its franchisees. It also uses the scale of its temporary employee base to leverage more favorable terms on its workers’ compensation policy. Hire Quest believes that this is a strategic advantage vis-à-vis new entrants into the market, which have to rely on workers’ compensation packages with inferior terms.

Franchised Branch Operations: Hire Quest’s franchised branch locations are a key component of its success. Ownership at the local level – where the vast majority of customer communication occurs – allows its organization to be agile and responsive to customer needs. Having local ownership at the franchise level allows the customer to deal directly with an owner who is incentivized to resolve any issues and ensure the customer continues to utilize Hire Quest’s services.

Hire Quest’s franchised branch locations are often located in proximity to concentrated commercial and industrial areas typically with access to public transportation and other services important to its temporary employees. A typical franchised branch location is managed by an owner and by in-branch personnel. Many branches hire business development staff to help drive business to the branches. Hire Quest provides support in the form of regional managers along with advice and guidance from its corporate headquarters.

Temporary Staff: Hire Quest continuously recruits temporary staff so that it can respond to customer needs quickly. Hire Quest attracts its employees through various means, including in-person recruitment, online resources, cell phone texting services, its large and ever-growing internal database, job fairs, word-of-mouth, advertisements, and a number of other methods. Its success is dependent, in part, on its ability to attract and retain temporary employees. To that end, it has implemented a robust health insurance program giving qualifying temporary employees a list of plans to choose from.

Hire Quest also serves as a transition to permanent employment for many individuals. Assignments may vary; they can be short term in nature or last for a year or more.

Hire Quest remains committed to worker safety. It regularly provides safety and skills training. It also aggressively manages its workers compensation program to identify trends in injuries and limit its losses and exposure.

Customers: Hire Quest’s franchisee customers range from small and medium-sized businesses to Fortune 500 companies. In 2018 and 2017, it serviced customers across a variety of industries. In 2018, their largest customer accounted for only approximately 2.5% of the total revenue generated by all franchisees (to which it also refers as “total system-wide revenue”) in 2018. The 10 largest customers accounted for approximately 10.5% and 11.2% of the total revenue generated by the franchisees in 2018 and 2017, respectively. No single franchisee customer represented more than 10.0% of total system-wide revenue for fiscal year 2018 or 2017.

Workers’ Compensation Coverage: In accordance with state laws, Hire Quest provides its workforce with workers’ compensation insurance. Currently, it is covered under a large deductible policy, under which it is responsible for covered losses and expenses up to $500,000 per incident. Covered claims up to $500,000 are financed using premiums paid by the franchisees. The insurer is responsible for amounts in excess of $500,000. Hire Quest’s affiliate, Hirequest Insurance Company (“HQI”), has written a deductible reimbursement policy which insures the first $500,000 of each incident.

Cyclical Nature and Seasonality: The temporary staffing industry has historically been cyclical. Success tends to track the economy. When Hire Quest’s franchisee’s customers expect to have long-term permanent needs, they tend to increase their use of temporary employees. Hire Quest’s revenues tend to increase as the economy expands. During economic downturns, its revenue tends to diminish.

Some of the industries in which Hire Quest franchisee’s operate are subject to seasonal fluctuation. Many of the jobs filled by temporary employees are outdoors and generally performed during the warmer months of the year. As a result, activity increases in the spring and continues at higher levels through the summer, then begins to taper off during fall and through winter. In addition, demand by their industrial customers tends to slow after the holiday season and pick up again in the third and fourth quarters – peaking in the third quarter. Seasonal fluctuations are typically less pronounced in the more temperate parts of the United States, where many of Hire Quest’s franchised branches are located. Fluctuations in seasonal business affect financial performance from period to period. Severe weather in a location for prolonged periods has the potential to impair Hire Quest’s business within those geographies, given the outdoor nature of many of its assignments. However, natural disasters also sometimes lead to additional assignments in the disaster recovery industry.

Hire Quest’s working capital requirements are driven largely by temporary employee payroll and accounts receivable from customers. Since receipts lag behind employee pay – which is typically daily or weekly – its working capital requirements increase during growth periods.

Competition: The manual labor sector of the on-demand labor industry in which Hire Quest operates is largely fragmented and highly competitive, with low barriers to entry. Its competitors range in size from small, local or regional operators with five or fewer locations to large, multi-national operations with hundreds of locations.

Its strongest competition in any market comes from companies that have established long-lasting relationships with their clients.

The primary competitive factors in Hire Quest’s market segments include price, the ability to timely provide the requested workers, and success in meeting customer expectations. Secondary factors include name recognition, established reputation, and customer relationships. While barriers to entry are low, businesses operating in these segments of the on-demand labor industry do require access to significant working capital to fund workers compensation premiums or claims and to pay temporary employees, particularly in the spring and summer when seasonal staffing requirements are highest. Lack of working capital can be a significant impediment to growth for small, local, and regional on-demand labor providers. A second barrier to entry is an affordable workers’ compensation policy. Small entrants usually do not have the scale necessary to secure a policy on terms similar to ours. In addition, increasing government regulation is also a barrier to entry as many smaller firms cannot profitably comply with the administrative burden of the new regulations.

Hire Quest’s growing footprint gives it access to national accounts that it previously could not have effectively serviced – or serviced on as broad a scale as we hope in the future. We are adequately capitalized and have a consistent track record of beating our workers’ compensation carrier’s expectations. We believe these factors provide us a competitive advantage in the industry and differentiate us from much of the competition.

Trademarks and Trade Names: Hire Quest has registered “Hire Quest,” “Trojan Labor,” “Acrux,” “Star Quality Staffing,” “The Right People at the Right Time,” as well as a number of other phrases and designs as service marks with the U.S. Patent and Trademark Office. In addition, we have applied to have “Hire Quest Direct” registered as a service mark with the U.S. Patent and Trademark Office.

Intellectual Property: Hire Quest has proprietary software in place to handle most aspects of its operations, including temporary employee dispatch activities, payroll, invoicing, and accounts receivable. Its software systems also provides control over its operations, and allows it to produce internal reports necessary to track and manage financial performance of franchisees, trends in customers, and other vital metrics. Hire Quest believes that its software facilitates customer interaction, allowing for online bill payment, invoice review, and other vital functions. Because Hire Quest developed a proprietary system and has a dedicated IT staff, it constantly refines its system based on feedback from franchisees. Its proprietary system is licensed to franchisees via each franchisee’s franchise agreement. However, the system is not patented. Hire Quest has invested in off-site back-up and storage systems that it believes provide reasonable protections for its electronic information systems against breakdowns as well as other disruptions and unauthorized intrusions.

Real Property: Hire Quest owns the real property for its corporate office as well as two adjacent parcels of undeveloped land. Its headquarters is approximately 15,500 square feet. It leases approximately 3,220 square feet of office space to an unaffiliated company and approximately 1,640 square feet of office space to another unaffiliated company. Both leases are at market rates. Hire Quest intends to develop the adjacent parcels into an addition to its corporate headquarters of approximately 10,000 square feet and a supporting parking lot. Construction is expected to begin in the third or fourth quarter of 2019.

Some of Hire Quest’s franchisees own the buildings out of which they operate, and some lease the buildings.

Employees: Hire Quest currently employs, through an affiliate, Hire Quest, LTS, LLC, approximately 39 employees at its corporate headquarters. Approximately 36 are full-time employees. The number of employees at its corporate headquarters is expected to increase significantly if the Merger is completed. In addition, if the Merger closes, all of Hire Quest’s corporate employees would no longer be employed by Hire Quest, LTS, and would become employees of a newly-created wholly owned subsidiary of Command Center, Inc.

During 2018, Hire Quest, LLC also employed approximately 52,000 temporary employees. It is the employer of record for its temporary employees, and as such, is responsible for collecting withholding taxes and for paying employer contributions for social security, unemployment tax, workers’ compensation, other insurance programs, and all other governmental requirements imposed on employers, including any imposed by state and local governments or regulatory agencies. In addition to completing Form I-9 required by the Department of Homeland Security, Hire Quest, LLC also verifies the identity and work eligibility of each new employee through the federal E-Verify system.

Environmental Matters: Because Hire Quest is a service business, federal, state, or local laws that regulate the discharge of materials into the environment do not impact its business.

Regulation of the Industry: Hire Quest is subject to a variety of complex state and federal laws, rules, and regulations. It monitors regulatory updates to ensure that it remains compliant. Its proprietary software is malleable, and Hire Quest updates it to ensure it tracks compliance with various rules, thus minimizing inefficiencies on human capital. Hire Quest passes through the cost of regulatory compliance to its customers to the extent possible.

Other Information Concerning Hire Quest

Hire Quest is a private company and therefore has no established trading market for its common stock. As of the date of this proxy statement, Hire Quest had approximately 5 members of record.

The principal executive offices of Hire Quest are located at 111 Springhall Drive, Goose Creek, South Carolina 29445, and its telephone number is (843) 723-7400.

This proxy statement contains financial statements of Hire Quest as of and for the years ended December 31, 2018 and 2017 and as of and for the three months ended March 31, 2019 and 2018.

Effects of the Merger

At the effective time of the Merger: (i) Merger Sub 1 will be merged with and into Hire Quest in the First Merger, with Hire Quest being the First Surviving Company, and (ii) immediately following the First Merger, the First Surviving Company will be merged with and into Merger Sub 2 in the Second Merger, with Merger Sub 2 being the Surviving Company. The Surviving Company may change its name in conjunction with or after the Merger.

Reasons for the Merger

In evaluating our proposed acquisition of Hire Quest, including issuing shares of our Common Stock in connection with the Merger, our Board consulted with our management, and, in reaching its decision to recommend the issuance of shares of our Common Stock in connection with the Merger and approving the Merger, our Board considered a number of factors.  These factors included the following:

•	The Board considered the following factors related to Hire Quest and its business:

o	Hire Quest’s superior financial performance over time on a combined company basis;

o	Hire Quest’s higher levels of return on capital;

o	Hire Quest’s more predictable earnings stream;

o	Hire Quest’s management team with deeper sector expertise;

o	Hire Quest’s strategic relationship with Dock Square;

o	Hire Quest’s significantly larger operating revenues, lower management cost structure, and low to no leverage on balance sheet;

o	Hire Quest’s complementary geographic footprint and customer lists;

o	Hire Quest’s experience in franchising and general regulatory experience in the labor sector;

o	Hire Quest’s developed software.

•	The current and historical market prices of our Common Stock;

•	Our historical results of operations, financial condition, assets, liabilities, business strategy and prospects and the changing nature of the industry in which we compete;

•	The possible alternatives to the Merger, including maintaining the status quo, conducting a stock repurchase or undertaking a recapitalization, which alternatives our Board determined were less favorable to our shareholders than the Merger given the potential risks, rewards and uncertainties associated with those alternatives;

•	The strategic and financial benefits that could potentially arise from the combination of Hire Quest and the Company;

•	The expectation that the Merger will strengthen the Company’s financial liquidity and cash flow;

•	A combined Hire Quest and Command Center will allow the Company’s shareholders to own shares in a combined company that will have a significantly larger market capitalization, with the following associated benefits, each of which could offer the opportunity of increased liquidity for the Company’s shares of Common Stock following the completion of the Merger:

o	The combined company will have a stronger balance sheet compared to the Company on a stand-alone basis, with more working capital and lower borrowing costs than the Company on a stand-alone basis;

o	The potential of the combined company to receive greater interest from institutional investors; and

o	Attract talent by being a larger public reporting entity.

•	The significant value to the Company’s shareholders represented by the net income and cash flows of Hire Quest following the completion of the Merger;

•	The view of the Company’s management as to the expected realization of synergies by Hire Quest following completion of the Merger;

•	The ability of shareholders who disagree with the Board’s rationale and the strategic plan going forward to potentially cash-out their stock ownership in the Company through the Offer; and

•	The positive results of the due diligence investigations of Hire Quest by the Company’s management in consultation with the Company’s financial and legal advisors.

Our Board also considered the potential risks of the share issuance and the Merger, including the significant dilution to the Company’s current shareholders and the risks set forth in the section of this proxy statement entitled “Risk Factors.”  Finally, our Board obtained and relied upon an opinion from D.A. Davidson as to the fairness of the Merger Consideration from a financial point of view.

The foregoing discussion of the information and factors considered by our Board is not intended to be exhaustive, but is believed to include the material factors considered by our Board. In view of the wide variety of factors considered by our Board in connection with its evaluation of the share issuance and the Merger, our Board did not consider it practical to, and did not, quantify, rank or otherwise assign specific weights to the factors that it considered in reaching its determination and recommendation. In considering the factors described above and other factors, individual members of our Board may have given different weight to different factors. Our Board considered this information as a whole, and overall considered the information and factors to be favorable to, and in support of, its determinations and recommendation.

This explanation of our Board’s reasoning and all other information presented in this section are forward-looking in nature and, therefore, you should read them in light of the factors discussed in the section of this proxy statement entitled “Special Note Regarding Forward-Looking Statements.”

The combination of the two companies is expected to provide the Company greater growth prospects and higher shareholder value than if the Company continued to operate alone.

Background of the Merger

The Board and management have continually evaluated the Company’s business, strategy and financial plans. As part of this evaluation, the Board has at various times considered a variety of strategic alternatives in an effort to enhance value for the Company’s shareholders.

On February 15, 2017, the Company received an unsolicited summary of proposed terms from a public company in a similar business as the Company. The proposed terms included a proposal to exchange the competitor company’s stock for Company Common Stock as compensation to the Company’s shareholders. The Board reviewed this proposal and determined that the proposal provided for a relatively low valuation of the Company.

The Company received a notice of intent to nominate directors dated March 2, 2017, from activist shareholder Ephraim Fields of Echo Lake Capital.

On March 24, 2017, Mr. Fields issued a press release critical of the Board.

During the first part of 2017, given the unsolicited interest to purchase the Company and the stated shareholder concerns, the Board and management reviewed the Company’s performance in the industrial staffing and day labor segment (operationally, financially, and as a public company) and determined it would be in the best interests of shareholders to explore a transformative transaction or alternative path to maximize value and increase returns. In 2017, the Company had minimal revenue growth and increasing costs. Small acquisition opportunities were evaluated; however, the Company did not believe they were competitively priced and felt this course of action would cause disproportional integration risks.

Due to the subscale nature of the Company and consistent lack of return to shareholders, the Board formed a Strategic Alternatives Committee (the “Committee”) to evaluate all options that might increase the Company’s scale and improve value for shareholders. To this end, the Committee and the full Board worked to engage the services of an investment banking firm to explore strategic alternatives for the Company.

The Committee contacted ten investment banking firms to solicit proposals. The Committee evaluated proposals from the firms based on reputation, capability, and other relevant factors. The Committee invited two finalists to make in-person presentations to the Board and the Company’s management team.

After the presentations and reference checks, the Board engaged the services of Wunderlich Securities, LLC (“Wunderlich”), due to the experience that Wunderlich’s principals had working with small cap companies. An initial engagement letter was executed on July 25, 2017. Thereafter, Wunderlich was purchased by a larger firm, and the principals working on the Company’s project later moved to investment banking firm D.A. Davidson. Subsequently, the Company executed a new engagement letter with D.A. Davidson dated November 30, 2017, that contained terms substantially similar to those contained in the Wunderlich agreement.

On September 15, 2017, the Company received another notice of intent to nominate directors from activist shareholder Ephraim Fields of Echo Lake Capital.

Due to the ongoing activist shareholder activities and related Board discussions, the Board suspended activities related to the strategic alternatives process from approximately late September of 2017 through April of 2018.

On March 28, 2018, the Company entered into a severance agreement with then Chief Executive Officer, Frederick (Bubba) Sandford. Mr. Sandford also agreed to resign as a member of the Board of Directors and from all other positions with the Company effective April 1, 2018.

On April 2, 2018, the Company announced the appointment of Richard Coleman as the new Chief Executive Officer and as a director.

On April 16, 2018, the Company announced the settlement agreement with activist investor, Ephraim Fields. As part of the settlement agreement, the Company appointed Lawrence Hagenbuch to its Board of Directors effective April 16, 2018.

Following the settlement with Echo Lake Capital, the Company and D.A. Davidson re-evaluated whether the Company should consider strategic alternatives, including, a possible sale of the Company, acquisitions, and other strategic transactions. As part of its evaluation of strategic alternatives, the Board authorized and directed D.A. Davidson to conduct a broad contact of potential partners including strategic operating companies as well as prospective financial buyers to explore potential strategic opportunities.

From late June and continuing into October 2018, D.A. Davidson had preliminary no-name discussions with a variety of operating companies and prospective financial buyers to gauge interest in a potential transaction with the Company. D.A. Davidson contacted over 220 parties by providing a “teaser” document to each party. These contacts included parties in both the strategic and financial categories of possible partnerships. As a result of these discussions, approximately 60 potentially interested parties entered into a non-disclosure agreement with the Company and received confidential information related to the Company. Over this period D.A. Davidson conducted telephonic meetings with and provided additional information to potentially interested parties to facilitate their due diligence efforts.

On September 7, 2018, the Company entered into a non-disclosure agreement with Hire Quest, who was subsequently provided confidential information related to the Company. On September 7, 2018, D.A. Davidson had a telephonic meeting with Richard Hermanns, CEO of Hire Quest, to discuss the confidential information provided as well as discuss potential business collaboration opportunities between Hire Quest and the Company.

Following the call on September 7, 2018, and prior to September 17, 2018, D.A. Davidson conducted a number of telephonic meetings with Hire Quest to discuss due diligence questions as well as potential transaction options.

On September 17, 2018, Hire Quest submitted a non-binding written expression of interest outlining a potential merger between Hire Quest and the Company. Between September 17, 2018 and September 20, 2018, D.A. Davidson had multiple conversations and communications with Mr. Hermanns about the proposal, and subsequently, on September 21, 2018, Hire Quest submitted a non-binding revised written expression of interest, which was then discussed with the Committee on September 27, 2018.

On September 28, 2018, D.A. Davidson sent Mr. Hermanns a request for the diligence information on Hire Quest, including corporate, operational and financial information to assist in the evaluation of a potential merger. Also, on September 28, 2018, Party A entered into a non-disclosure agreement with the Company and was provided with confidential information related to the Company. D.A. Davidson engaged in multiple conversations with Party A regarding the information and Party A’s potential interest in a transaction.

On October 3, 2018, Mr. Hermanns met in person with Mr. Coleman, the Company’s CEO, to discuss the benefits of a potential merger between the Company and Hire Quest.

On October 12, 2018, Party A submitted a written indication of interest outlining a potential acquisition of the Company. Also on this day, D.A. Davidson had a phone call with Hire Quest’s financial advisor, Raymond James, to discuss Hire Quest’s written expression of interest, and additional diligence information requested by the Company.

On October 15, 2018, D.A. Davidson had a phone call with Party A to discuss their written indication of interest submitted on October 12, 2018 and potential revisions thereto.

On October 17, 2018, Party A submitted a revised written indication of interest outlining a potential cash acquisition of the Company.

On October 25, 2018, the Committee, together with the other members of the Company’s Board and management discussed the updated proposals received from both Hire Quest and Party A. As a result, the Company decided to pursue in-person meetings with both parties.

On November 13, 2018, Hire Quest’s financial advisor, Raymond James, submitted a revised written indication of interest outlining the proposed terms of a merger of Hire Quest and the Company.

On November 19, 2018, Party A attended an in-person meeting with representatives from the Company’s management team and D.A. Davidson in Denver, Colorado.

Party A’s offer was contingent on obtaining adequate financing to complete the transaction. After the in-person management meeting, given the concentrated customer base, widespread geographic branch locations, and relatively high turnover of the Company, in addition to the then current turmoil in the financial markets, Party A believed they would be unable to obtain financing on terms that would make the transaction advisable to its shareholders.

On December 5, 2018, representatives from Hire Quest and their financial advisor attended an in-person meeting with representatives from the Company’s management team and D.A. Davidson in Denver, Colorado.

On December 6, 2018, the Committee met and discussed Hire Quest’s then current proposal and the results of the management meeting. The Committee authorized the Company’s management to pursue a non-binding letter of intent with Hire Quest to include revised terms.

On December 11, 2018, Hire Quest submitted a formal letter of intent outlining their proposed terms for a merger with the Company, including a proposed self-tender by the combined company to be completed subsequent to the closing of a transaction, but contingent on closing of the transaction.

On December 17, 2018, the Company’s Board met to review Hire Quest’s letter of intent. The Board discussed pursuing a potential transaction with Hire Quest relative to other alternatives. D.A. Davidson and the Company’s legal counsel were present and advised the Board members of their fiduciary duties. The Board agreed that the Company should make a counter proposal to Hire Quest, including that Hire Quest be debt-free at closing.

On December 21, 2018, the Company executed a non-binding letter of intent to pursue a stock for stock merger with Hire Quest. The letter of intent included, among other things, a 45-day exclusivity provision from December 21, 2018.

On January 10, 2019, Hire Quest provided the Company and its advisors with access to a virtual data room in order for the Company to continue to perform more detailed business, legal and financial due diligence in connection with a potential transaction.

On January 16, 2019, Company’s executive management, co-chairman of the Board, Rimmy Malhotra, Raymond James and D.A. Davidson attended an in-person due diligence meeting with Hire Quest at Hire Quest’s corporate headquarters in Goose Creek, South Carolina. During this meeting, the parties discussed the benefits and possible risks associated with a potential transaction. The parties also began to outline plans to complete mutual due diligence and contemplate integration obstacles.

On January 22, 2019, Hire Quest’s legal counsel, Hill Ward Henderson (“Hill Ward”), delivered an initial draft of the Merger Agreement to the Company’s legal counsel, Olshan Frome Wolosky LLP (“Olshan”).

On January 29, 2019, Hire Quest and the Company extended the letter of intent’s exclusivity period to February 25, 2019.

On January 29, 2019, Company shareholder Jerry Smith signed a nondisclosure agreement to further the goal of obtaining a signed Voting Agreement from Mr. Smith.

On February 5, 2019, the Company retained BDO USA, LLP (“BDO”) to perform financial diligence of Hire Quest. BDO subsequently received access to Hire Quest’s virtual data room and over the course of several weeks conducted multiple telephonic and in-person meetings with Hire Quest. On February 28, 2019, BDO sent the Company a presentation discussing their due diligence of Hire Quest, which confirmed representations Hire Quest had made to the Company.

From February through early April 2019, the Company and Hire Quest along with their respective advisors continued to perform due diligence in relation to the potential transaction including multiple telephonic and in-person meetings. The Company’s management, D.A. Davidson and the Company’s legal counsel provided multiple periodic updates to the Board during this period to discuss the transaction including due diligence and documentation updates.

During such time, the Committee also met formally and informally to address issues that arose from the discussions between Messrs. Malhotra, Coleman and Hermanns.

During such time, co-chairman of the Board, Rimmy Malhotra, Company’s CEO, Richard Coleman, and Hire Quest’s CEO, Richard Hermanns, had multiple phone calls to discuss items related to the Merger and finalizing the terms of the definitive Merger Agreement.

On February 13, 2019, Olshan sent Hill Ward comments to the tax sections of the Merger Agreement and on February 15, 2019, Hill Ward sent Olshan a revised draft of the Merger Agreement.

Hill Ward sent Olshan an initial draft of Hire Quest’s disclosure letter on February 20, 2019.

February 19-21, 2019, Board members Steve Bathgate and Rimmy Malhotra met with Hire Quest CEO, Richard Hermanns, in Tampa, Florida, to discuss the proposed merger further, and visited Hire Quest branches. At these meetings, Hermanns indicated his desire to change some terms of the letter of intent, based on due diligence and a continued deterioration in the Company’s financial performance. Mr. Bathgate and Mr. Malhotra advised that they would have to take such items back to the Board for consideration. Mr. Bathgate and Mr. Malhotra communicated the need for safeguards considering the related party transactions within the Hire Quest family of franchisees. Such safeguards were ultimately incorporated into the Merger Agreement.

On February 21, 2019, Olshan and Hill Ward spoke via telephone regarding certain open issues in the Merger Agreement and exchanged emails regarding such open issues.

On February 27, 2019, Olshan sent Hill Ward a revised draft of the Merger Agreement.

On February 28, 2019, Hill Ward and Olshan exchanged emails regarding due diligence open items.

On March 1, 2019, Olshan and Hill Ward spoke on the phone regarding certain open issues in the Merger Agreement and the need to extend the exclusivity period in the letter of intent. As a result, on March 1, 2019, Hire Quest and the Company extended the letter of intent’s exclusivity period to March 23, 2019.

On March 1, 2019, Olshan sent Hill Ward an initial draft of the Company’s disclosure letter.

On March 4, 2019, Hill Ward sent Olshan a revised draft of Hire Quest’s disclosure letter, and on March 6, 2019, Hill Ward sent Olshan a revised draft of the Merger Agreement.

On March 5, 2019, the Board held a regularly scheduled meeting during which D.A. Davidson and Olshan updated the Board on the status of the transaction and due diligence process.

On March 8, 2019, Olshan sent comments on the Hire Quest disclosure letter to Hill Ward.

On March 11, 2019, Hill Ward sent Olshan a draft of the proposed employment term sheet for Richard Hermanns, Hire Quest’s Chief Executive Officer, and Hill Ward and Olshan exchanged emails regarding open diligence questions. Also on March 11, 2019, Olshan sent Hill Ward a revised draft of the Merger Agreement.

On March 12, 2019, Olshan sent Hill Ward comments to the Hire Quest disclosure letter as well as a revised draft of the Company’s disclosure letter.

On March 12, 2019, the Board had a meeting during which Olshan provided updates regarding open items relating to the Merger Agreement and the proposed timeline for the closing of the Merger.

From March 12, 2019 through March 15, 2019, Hill Ward and Olshan exchanged emails discussing open items in the Merger Agreement, including the structure of the Merger for tax purposes and the composition of the Company’s Board of Directors following the closing of the Merger.

On March 13, 2019, Company shareholder Ephraim Fields signed a nondisclosure agreement to further the goal of obtaining a signed Voting Agreement from Mr. Fields.

On March 15, 2019, Olshan sent Hill Ward a draft term sheet regarding the non-competition and non-solicitation provisions applicable to Hire Quest security holders. Also on March 15, 2019, Hill Ward sent Olshan a revised draft of the Merger Agreement and a draft term sheet for the Pre-Closing Reorganization (as defined below) and the Dock Square consulting arrangement.

On March 18, 2019, Hill Ward sent Olshan a revised draft of the Hire Quest disclosure letter.

From March 19, 2019 through March 21, 2019, Olshan and Hill Ward exchanged emails and discussed various open items related to the Merger Agreement and the ancillary documents.

On March 21, 2019, Hill Ward sent Olshan a revised draft of the Hire Quest disclosure letter, and on March 22, 2019, Hill Ward sent Olshan comments to the non-competition term sheet.

On March 21, 2019, Olshan sent Hill Ward a revised draft of the Merger Agreement and an updated draft of the Company’s disclosure letter.

On March 22, 2019, Olshan and Hill Ward exchanged emails regarding certain open issues in the Merger Agreement and the need to timely extend the exclusivity period in the letter of intent. As a result, on March 22, 2019, Hire Quest and the Company extended the letter of intent’s exclusivity period to March 30, 2019.

On March 24, 2019, Hill Ward sent Olshan a revised draft of the Merger Agreement.

On March 26, 2019, Hill Ward sent Olshan a revised draft of the Hire Quest disclosure letter and on March 26, 2019, Olshan sent Hill Ward comments to such Hire Quest disclosure letter and an updated draft of the Company’s disclosure letter.

On March 27, 2019, Olshan sent Hill Ward a revised draft of the Merger Agreement and another updated draft of the Company’s disclosure letter.

On March 28, 2019, Hill Ward sent Olshan comments to the non-competition term sheet.

On March 29, 2019, Olshan and Hill Ward exchanged emails regarding certain open issues in the Merger Agreement, as well as open due diligence items, and the need to extend the exclusivity period in the letter of intent. On March 29, 2019, Hire Quest and the Company extended the letter of intent’s exclusivity period to April 6, 2019.

On April 3, 2019, Hill Ward sent Olshan a revised draft of the Merger Agreement.

On April 4, 2019, Olshan sent Hill Ward a revised draft of the Merger Agreement. On April 4, 2019, Hill Ward sent to Olshan a revised draft of the employment term sheet for Mr. Hermanns and a revised draft of the Merger Agreement. Olshan provided comments to the employment term sheet for Mr. Hermanns as well as revised drafts of the Hire Quest disclosure letter and the Company’s disclosure letter. Hill Ward then sent a further revised draft on April 4, 2019, as well as a revised draft of the Hire Quest disclosure letter.

On April 5, 2019, the Committee held a meeting during which, they agreed to unanimously recommended that the Board approve the Merger, the Merger Agreement and the related transactions.

On April 5, 2019, Hill Ward sent Olshan a revised draft of the Hire Quest disclosure letter.

On April 5, 2019, Hire Quest and the Company extended the letter of intent’s exclusivity period to April 13, 2019.

On April 5, 2019, Olshan and Hill Ward exchanged emails regarding the exhibits to the Merger Agreement and other ancillary documents and confirmed that these documents were in final form.

On April 5, 2019, Hill Ward sent Olshan a further revised draft of the Merger Agreement. Olshan then sent Hill Ward a revised draft of the Merger Agreement, as well as revised drafts of the Hire Quest disclosure letter and the Company’s disclosure letter.

On April 6, 2019, Hill Ward sent Olshan a revised draft of the Merger Agreement and an updated draft of the Hire Quest disclosure letter.

Olshan and Hill Ward exchanged emails discussing certain changes to the Merger Agreement and on April 7, 2019, Hill Ward sent Olshan a final draft of the Merger Agreement.

On April 7, 2019, D.A. Davidson delivered to the Board an oral opinion, which was confirmed by delivery of a written opinion dated April 5, 2019, to the effect that, as of the date of such written opinion and based upon and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken in preparing its opinion as set forth in such written opinion, the consideration to be paid by the Company in the transaction is fair, from a financial point of view, to the Company.

On April 7, 2019, the Board met to consider and approve the Merger Agreement, the Merger and certain related matters. Olshan advised the board of its fiduciary duties. Following the Board meeting, Olshan sent an email to Hill Ward stating that the Board had unanimously approved the Merger Agreement and the related transactions.

On April 8, 2019, Hire Quest and the Company executed the Merger Agreement. Later that day, following the close of the market on April 8, 2019, the Company issued a press release announcing the transaction. Shortly thereafter, on April 9, 2019, the Company filed a Current Report on Form 8-K with the SEC (i) summarizing the material terms of the Merger Agreement and filing the Merger Agreement as an exhibit, and (ii) attaching as an exhibit to such Current Report on Form 8-K the press release announcing the Company’s entrance into the transaction.

On April 9, 2019 the Company filed its Annual Report on Form 10-K, which among other things disclosed a decrease in the Company’s net income.

Financing of the Merger

On April 17, 2019, the Company, certain of its subsidiaries, and Hire Quest (the “Borrower”) entered into a commitment letter with BB&T Bank, pursuant to which BB&T Bank committed to extend a revolving line of credit in the maximum initial amount of $30,000,000 with a $15,000,000 letter of credit sublimit and $20,000,000 uncommitted accordion feature to the Borrower for the financing of the Offer and to provide ongoing working capital needs. The entry into this credit facility is a closing condition to the Merger.

Interests of the Company’s Directors and Executive Officers in the Merger

Neither the Company nor any of our executive officers or directors beneficially owns any of Hire Quest’s outstanding securities.

Interests of Hire Quest Directors and Executive Officers in the Merger

Because officers and directors receive part of the Merger Consideration, their interests are aligned with all other Hire Quest security holders. However, certain key employees of Hire Quest will enter into employment agreements with the Company upon the consummation of the Merger providing them with base salaries and potential bonus compensation, the right to receive stock options and severance. Finally, the Company has agreed to indemnify Hire Quest’s members, officers, directors and managers in accordance with Hire Quest’s articles of organization, operating agreement and indemnification agreements. Additionally, these officers and directors will be entitled to directors and officers liability insurance protection for a period of time in the event that a claim is made against them by any Hire Quest member.

Three current directors of the Company, referred to as the Company Directors, and four nominees designated by Hire Quest (or replacement designees selected by Hire Quest) are expected to serve as directors of the Company after the Merger. In addition, the Merger Agreement provides that, of the Company Directors, one will remain on the Board until the 2022 annual meeting of shareholders, the second will remain on the Board until the 2021 annual meeting of shareholders, and the third will remain on the Board until the 2020 annual meeting of shareholders. Mr. Coleman will be named Chief Operating Officer of the Company and Mr. Hermanns will be named Chief Executive Officer of the Company. At the closing of the Merger, the Company and Mr. Hermanns will enter into an employment agreement which will be effective upon the closing of the Merger. Under the proposed employment agreement terms, Mr. Hermanns will receive, among other things, an annual base salary of $360,000, a $240,000 cash bonus for the fiscal year ending December 27, 2019, certain other cash bonus opportunities as well as equity-based compensation to be negotiated among the parties.

Board of Directors Post-Merger

Upon closing of the Merger, the Company’s Board will be comprised of seven members, of whom four members will be designees of Hire Quest and three members will be the Company Directors. See the Section entitled “New Directors of the Company Post Merger” below. In addition, the Merger Agreement provides that, of the Company Directors, one will remain on the Board until the 2022 annual meeting of shareholders, the second will remain on the Board until the 2021 annual meeting of shareholders, and the third will remain on the Board until the 2020 annual meeting of shareholders.

Because the Company currently has seven directors and the Board has not at the present time made a determination regarding who will resign from the Board and which three directors will remain as the Company Directors, each current director of the Company has delivered a conditional letter of resignation from the Board, to be effective as of the Effective Time, which resignation may otherwise be rejected by the Board as determined in its discretion.

New Directors of the Company Post-Merger

Richard Hermanns (55) is a director designee and President and Chief Executive Officer, as well as a member, of Hire Quest Holdings, LLC. Mr. Hermanns has nearly thirty years of experience in the temporary staffing industry. He has served as Chief Executive Officer and Secretary of Hire Quest, LLC since the Company’s founding in 2002. He served in the same capacities for predecessor entities since July 1991. He is also Chairman of the Board of Directors and President of Hirequest Insurance Company and has been since its founding in 2010. He has been Chief Executive Officer of Hire Quest Financial, LLC since its founding in 2006. Together with Edward Jackson, Mr. Hermanns owns a majority stake in Bass Underwriters, Inc., a large managing general insurance agent. Prior to founding Hire Quest and its related entities, Mr. Hermanns served as Chief Financial Officer of Outsource International, and as an Assistant Vice President for NCNB National Bank (now Bank of America). Mr. Hermanns obtained his Bachelor of Science degree in Economics and Finance from Barry University, and his Masters of Business Administration in Finance from the University of Southern California. Mr. Hermanns is also active in the charitable realm. Among his charitable pursuits, he founded the Higher Quest Foundation, a non-profit organization dedicated to fighting global hunger in a more sustainable way.

Edward Jackson (54) is a director designee and a member of Hire Quest Holdings, LLC. Mr. Jackson has more than 35 years of experience in the insurance industry. He is currently the President of Bass Underwriters, Inc., a large managing general insurance agent (“Bass”), in which he and Mr. Hermanns own a majority stake. In his capacity as President of Bass he oversees all management operations, marketing strategies, underwriting reviews, and claims procedures. He also has diverse business holdings in industries other than insurance. He is a member of and consultant to Hire Quest Holdings, LLC and its related family of companies, he owns and is President of one of the largest Haagen Dazs franchise stores in North America, and he founded a company that provides inspection services for insurance carriers nationwide. He holds a Bachelor of Science degree in Risk Management and Insurance from Florida State University. He holds insurance licenses in General Lines (Property & Casualty), and Surplus Lines, Health, and Life.

Payne Browne (56) is a director designee of Hire Quest. Mr. Brown currently serves as the President of THINK450, a for-profit innovation engine of the National Basketball Players Association. In this role, he is charged with creating disruptive and substantive business relationships for the most marketable athletes on the planet. THINK450 represents every current NBA player and works with leading companies and brands across all industries to help its members capitalize on growth opportunities in the areas of content, marketing, technology, and licensing. Prior to becoming President of THINK450, Mr. Brown was the Managing Partner of Econet Media Partners, a licensor of sports content and production investor in video content in Sub-Saharan Africa. He has also served as Managing Director of Highbridge Principal Strategies, an alternative investment management organization founded in 1992, with a diversified investment platform including hedge funds, traditional investment management products, and credit and equity investments with longer-term holding periods. Mr. Brown serves on the Board of Directors of REVOLT TV, a multimedia platform founded by Sean “Diddy” Combs. He has been the Chief of Staff to Dick Parsons during his time as interim CEO of the Los Angeles Clippers. Mr. Brown has also been a Vice President of Strategic Initiatives and a corporate officer at Comcast Corporation. He has served on numerous boards including the Philadelphia Urban League, Project Home, and the Board of Advisors for the Philadelphia chapter of the National Association for Multi-Ethnicity in Communications. He has been named among CAbleFax Magazine’s “Most Influential Minorities in Cable,” Ebony Magazine’s “Power 100,” and Uptown Professional Magazine’s “100 Top Executives in America.” Mr. Brown received a Juris Doctor degree from George Washington University and his Bachelor of Science degree in Management from Purdue University.

Kathleen Shanahan (60) is Co-Chief Executive Officer of Turtle & Hughes, Inc. Established in 1923, Turtle & Hughes ranks among the nation’s top twenty electrical distribution companies serving the industrial, construction, commercial, electrical contracting, export, and utility industries. Turtle & Hughes operates in the United States, Canada, Mexico, and Puerto Rico and is a certified women-owned business. Ms. Shanahan is currently Chair, and was previously Chair and Chief Executive Officer, of Ground Works Solutions, formerly URETEK Holdings, Inc., a corporation focused on soil stabilization and densification through a patented polymer-based application process. She has also been the CEO and Chairman of WRSCompass, an environmental engineering and contracting company with a national footprint. She served as Chief of Staff for Florida Governor Jeb Bush, Chief of Staff for Vice President-elect Dick Cheney, Deputy Secretary of the California Trade and Commerce Agency for Governor Wilson, Special Assistant to then Vice President George H. W. Bush, and Staff Assistant to President Ronald Reagan’s National Security Council. Ms. Shanahan currently serves and has served in the past on several other boards of public and private corporations as well as government and civic organizations. She currently serves on the board of Great Lakes Dredge & Dock Corporation. She received her undergraduate degree in Nutrition and Biochemistry from the University of California, San Diego, Revelle College, and her Masters in Business Administration from New York University.

The Company expects its Board to determine that Payne Browne and Kathleen Shanahan, once appointed, will be independent directors in accordance with the NASDAQ listing rules.

Ownership of the Company Pre- and Post-Merger

The following table sets forth the number of shares of the Company’s voting stock beneficially owned as of the record date, pre- and post-Merger as well as following the closing of the Offer by (i) those persons known by the Company to be beneficial owners of more than 5% of the Company’s voting stock, (ii) each director (including the Hire Quest designees who will become the Company’s directors upon the closing of the Merger), (iii) each of our Named Executive Officers, and (iv) all executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Command Center, Inc., 3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado 80235.

Name and Address of Beneficial Owner	Amount of beneficial ownership prior to Merger (1)	Percent beneficially owned prior to Merger (1)	Amount of beneficial ownership Post-Merger (1)	Percent beneficially owned Post-Merger (1)	Percent beneficially owned Post-Offer (1) (2)
Jerry Smith (3)	479,725	10.4%	479,725	3.3%	3.7%
Barbara Rydesky (4)	555,253	12.0%	555,253	3.8%	4.3%
Ephraim Fields (5)	340,782	7.4%	340,782	2.4%	2.6%
Richard K. Coleman, Jr. (6)	59,286	1.3%	100,000	*	*
Brendan Simaytis (7)	17,958	*	17,958	*	*
Cory Smith (8)	3,333	*	3,333	*	*
JD Smith (9)	42,274	*	42,274	*	*
Steven P. Oman (10)	8,442	*	8,442	*	*
R. Rimmy Malhotra (11)	140,510	3.0%	140,510	1.0%	1.1%
Steven Bathgate (12)	114,445	2.5%	114,445	*	*
Galen Vetter (13)	10,581	*	10,581	*	*
Lawrence F. Hagenbuch (14)	10,303	*	10,303	*	*
All Officers and Directors as a group (nine persons)	407,132	8.8%	447,846	3.1%	3.5%
Frederick Sandford (15)	16,250	*	16,250	*	*
Richard Hermanns (16)	—	0.0%	5,647,020	39.0%	43.6%
Edward Jackson (17)	—	0.0%	2,456,774	17.0%	18.9%
Payne Browne (18)	—	0.0%	—	0.0%	0.0%
Kathleen Shanahan (19)	—	0.0%	—	0.0%	0.0%

*       Less than 1%

(1)	Applicable percentages, as well as amounts for Messrs. Hermanns and Jackson, are based on 4,629,331 shares of Common Stock outstanding pre-Merger and 14,466,659 shares of Common Stock outstanding post-Merger, adjusted as required by rules of the SEC. Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act, and includes shares held outright, shares held by entity(s) controlled by NEOs and/or directors, and shares issuable upon exercise of options or warrants which are exercisable on or within 60 days of June 17, 2019. See also footnote (16).

(2)	Assumes that the Company repurchased all 1,500,000 shares of Common Stock in the Offer and that none of the Company’s directors, 5% holders and executive officers tendered shares in the Offer.

(3)	The number of shares comprising Mr. Smith’s beneficial ownership is based upon the written representations of his legal counsel.

(4)	The number of shares comprising Mrs. Rydesky’s beneficial ownership is based upon the written representations of Barbara Rydesky. Mrs. Rydesky’s address is: 3238 Pine Lake Road, Orchard Lake, Michigan 48234.

(5)	The number of shares comprising Mr. Fields' beneficial ownership, over which Mr. Fields has sole voting and sole dipositive power, is based upon the Schedule 13G/A filed by Ephraim Fields on February 11, 2019. Mr. Fields' address is: care of Echo Lake Capital, 501 Madison Avenue, Floor 12A, New York, New York 10022.

(6)	Mr. Coleman is an executive officer. Consists of options to purchase shares.

(7)	Mr. Simaytis is an executive officer. Includes 6,500 shares held outright and options to purchase 11,458 shares.

(8)	Mr. Smith is an executive officer. Includes 1,250 shares held outright and options to purchase 2,083 shares.

(9)	Mr. Smith is a director and the Co-Chairman of the Board. Includes 30,191 shares held outright and options to purchase 12,083 shares.

(10)	Mr. Oman is a director. Shares held outright.

(11)	Mr. Malhotra is a director and the Co-Chairman of the Board. Includes 12,191 shares held outright, 123,944 shares held indirectly through the Nicoya Fund and a managed account, and options to purchase 4,375 shares. The shares held by the Nicoya Fund are directly owned by the Nicoya Fund LLC, a Delaware limited liability company. This reporting person is the managing member and a co-owner of Nicoya Capital LLC, which is the managing member and owner of the Nicoya Fund.

(12)	Mr. Bathgate is a director. Includes 27,155 shares held outright, 82,915 shares held indirectly, including 66,666 by Mr. Bathgate’s spouse, 7,916 by the Bathgate Family Partnership and 8,333 by Viva Co., LLC, and options to purchase 4,375 shares.

(13)	Mr. Vetter is a director. Includes 8,303 shares held outright and 2,278 shares held indirectly by Vetter Community Resources, LLC.

(14)	Mr. Hagenbuch is a director. Shares held outright.

(15)	Shares held outright.

(16)	Mr. Hermanns is a Hire Quest director designee. Not reflected in the table as being beneficially owned by Mr. Hermanns are 1,095,901 shares with respect to which Mr. Hermanns, John McAnnar and Hire Quest may be deemed to share voting power pursuant to the Voting Agreements and irrevocable proxies executed by the directors, officers and certain beneficial owners of more than 5% of the Company’s voting stock on April 8, 2019.

(17)	Mr. Jackson is a Hire Quest director designee.

(18)	Mr. Browne is a Hire Quest director designee.

(19)	Ms. Shanahan is a Hire Quest director designee.

Effect of Merger on Shares Held by Certain Hire Quest Affiliates

The following table shows the effect of the Merger on the amount and percentage of Hire Quest securities owned by each current Hire Quest director (of which there are none), each Hire Quest director designee and each person who will be the beneficial owner of more than 5% of Hire Quest’s securities immediately prior to the closing of the Merger.

Name and Address of Beneficial Owner	Percent of Membership Interest in Hire Quest Holdings, LLC Beneficially Owned Prior To Merger	Percent of Membership Interest in Hire Quest Holdings, LLC Beneficially Owned Post- Merger
Richard Hermanns*	57.40%	—
Edward Jackson*	24.97%	—
Paul Kroncke	5.32%	—
Payne Browne*	—	—
Kathleen Shanahan*	—	—

*Hire Quest Director Designee

Employment Agreement with the Company

In connection with entering into the Merger Agreement, the Company agreed to have Mr. Hermanns named Chief Executive Officer of the Company. At the closing of the Merger, the Company and Mr. Hermanns will enter into an employment agreement which will be effective upon the closing of the Merger. Under the proposed employment agreement terms, Mr. Hermanns will receive, among other things, an annual base salary of $360,000, a $240,000 cash bonus for the fiscal year ending December 27, 2019, certain other cash bonus opportunities as well as equity-based compensation to be negotiated among the parties.

Hire Quest Transactions with Related Party Franchisees

In 2018 and 2017, Hire Quest received royalty payments from franchisees in which Hire Quest director designees and persons who will be the beneficial owner of more than 5% of Hire Quest’s securities immediately prior to the closing of the Merger had an interest.

During the years ended December 31, 2018 and 2017, Hire Quest received approximately $5.9 million and $5.3 million, respectively, in franchise royalties from such franchisees. Richard Hermanns and members of his immediate family have a combined 61.4% ownership interest in such franchisees. Edward Jackson has a 26.7% ownership interest in such franchisees and Paul Kroncke has a 5.7% ownership interest in such franchisees.

THE MERGER AGREEMENT

The following section summarizes material provisions of the Merger Agreement, which is included in this proxy statement as Annex A and is incorporated herein by reference in its entirety. The summary does not purport to describe all of the terms of the Merger Agreement and is qualified in its entirety by reference to the complete text of the Merger Agreement. The rights and obligations of the Company and Hire Quest are governed by the express terms and conditions of the Merger Agreement and not by this summary or any other information contained in this proxy statement. This summary may not contain all of the information about the Merger Agreement that is important to you. You should read the Merger Agreement carefully and in its entirety as well as this proxy statement for details of the transaction and the terms and conditions of the Merger Agreement.

The Merger Agreement is included in this proxy statement to provide you with information regarding its terms and is not intended to provide any factual information about the Company or Hire Quest. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made only for purposes of the Merger Agreement and solely for the benefit of the other parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including:

•	that such representations and warranties may not be intended to establish matters as facts, but rather for the purpose of allocating the risk between the parties in the event the statements therein prove to be inaccurate;

•	that such representations and warranties may be qualified by certain disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself;

•	that information concerning the subject matter of such representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company; and

•	that such representations and warranties may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

Accordingly, you should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Hire Quest or their respective businesses. The representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page 138.

General

Pursuant to the Merger Agreement, and subject to its terms and conditions, (i) Merger Sub 1 will be merged with and into Hire Quest in the First Merger, with Hire Quest being the First Surviving Company, and (ii) immediately following the First Merger, the First Surviving Company will be merged with and into Merger Sub 2 in the Second Merger, with Merger Sub 2 being the Surviving Company. The Surviving Company will change its name in conjunction with or after the Merger and will succeed to and assume all the rights and obligations of Hire Quest. Hire Quest security holders will receive the consideration described below. The closing of the Merger will follow the satisfaction or waiver (if permitted) of all of the conditions to closing specified in the Merger Agreement. The First Merger will become effective as of the date and time specified in the certificate of merger filed by the parties with the Secretary of State of the State of Florida (the “First Merger Certificate”) or such other date and time the parties agree in writing. The Second Merger will become effective as of the date and time specified in the certificate of merger filed by the parties with the Secretary of State of the State of Florida (the “Second Merger Certificate”) or such other date and time the parties agree in writing. The filing of the First Merger Certificate and the Second Merger Certificate will occur on the closing date of the Merger or as soon as practicable thereafter.

Merger Consideration

The Merger Consideration will be paid pro rata to the holders of Hire Quest’s membership interests.

Payment and Exchange Procedures

At or prior to the effective time of the Merger, the Company will enter into an agreement with a bank or trust company to act as the exchange agent in connection with the payment of the Merger Consideration by the Company to Hire Quest security holders. In addition, at or prior to the effective time of the Merger, the Company will deposit with the exchange agent the number of shares of the Company’s Common Stock to be distributed to Hire Quest security holders as of the closing.

Promptly after the effective time of the First Merger, the Company shall send to each record holder of Hire Quest’s securities a letter of transmittal and instructions (which letter of transmittal will be in customary form and have such provisions as the Company may reasonably specify) for use in effecting the surrender of Hire Quest securities in exchange for the applicable number of shares of the Company’s Common Stock. Promptly following its receipt of an executed letter of transmittal from a Hire Quest security holder and any other documents reasonably requested by the Company and set forth in the letter of transmittal, the Company shall deliver to such Hire Quest security holder Company certificates (or confirmation of direct registration) evidencing that number of shares of the Company’s Common Stock issuable to such Hire Quest security holder. The exchange agent is entitled to deduct and withhold from the Merger Consideration otherwise payable to each Hire Quest security holder all amounts as may be required to be deducted or withheld therefrom under applicable tax laws or pursuant to any other applicable legal requirement.

Representations and Warranties

The Merger Agreement contains customary representations and warranties made by Hire Quest to the Company and representations and warranties made by the Company, Merger Sub 1 and Merger Sub 2 to Hire Quest. In many cases, the representations and warranties are generally reciprocal, and many of them are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules exchanged between the parties. Specifically, the representations and warranties of each of the Company and Hire Quest relate to the following subject matters, among other things:

•	Organization, standing and power and authority;

•	Capital structure and ownership of subsidiaries;

•	Required regulatory filings and consents and approvals of governmental entities;

•	Board approval and recommendation of the Merger Agreement and execution of the Voting Agreements;

•	Compliance with applicable laws and permits;

•	Financial statements and internal controls and disclosure controls and procedures;

•	Absence of undisclosed liabilities;

•	Absence of certain changes and events since December 31, 2018;

•	Absence of discussions or negotiations;

•	Pending litigation;

•	Insurance;

•	Outstanding contracts and commitments;

•	Labor matters and employee benefit plans;

•	Intellectual property rights;

•	Related person transactions;

•	Taxes; and

•	Real property and environmental matters.

In addition, the Company has made representations and warranties regarding, among other things:

•	SEC filings; and

•	Receipt of a fairness opinion.

All representations and warranties of the parties expire and will be of no further force or effect after the effective time of the Merger.

Material Adverse Effect

Several of the representations, warranties, covenants, closing conditions and termination provisions contained in the Merger Agreement refer to the concept of a “Material Adverse Effect.” In some cases, that concept applies to the Company (which is referred to in the Merger Agreement as a “Parent Material Adverse Effect”), and in other cases, that concept applies to Hire Quest (which is referred to in the Merger Agreement as a “Company Material Adverse Effect”).

For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of the Company and its subsidiaries, taken as a whole; or (b) the ability of the Company to consummate the transactions contemplated by the Merger Agreement or the Voting Agreements on a timely basis; provided, however, that, for the purposes of clause (a), a Parent Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by the Merger Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which the Company and its subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on the Company and its subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its subsidiaries conduct their businesses.

For the purposes of the Merger Agreement, a “Company Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of Hire Quest and its subsidiaries, taken as a whole; or (b) the ability of Hire Quest to consummate the transactions contemplated by the Merger Agreement on a timely basis; provided, however, that, for the purposes of clause (a), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by the Merger Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which Hire Quest and its subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on Hire Quest and its subsidiaries, taken as a whole, compared to other participants in the industries in which Hire Quest and its subsidiaries conduct their businesses.

Conduct of Business Prior to the Effective Time of the Merger

Each of the Company and Hire Quest has agreed to certain covenants in the Merger Agreement restricting the conduct of its business between the date of the Merger Agreement and the effective time of the Merger. In general, each of the Company and Hire Quest has agreed to: (i) conduct its business in the ordinary course of business consistent with past practice, (ii) use its reasonable best efforts to preserve substantially intact its and its subsidiaries’ business organization, (iii) keep available the services of its and its subsidiaries’ current officers and employees, and (iv) preserve its and its subsidiaries’ present relationships with customers, suppliers, distributors, licensors, licensees, and other persons having business relationships with it.

In addition, the Company and Hire Quest have agreed to specific restrictions relating to the conduct of their businesses between the date of the Merger Agreement and the effective time of the Merger, including, but not limited to, refraining from the following actions (subject, in each case, to exceptions specified below and in the Merger Agreement):

•	amend or propose to amend its organizational documents, except as disclosed in this proxy statement;

•	split, combine, or reclassify any of its or its subsidiaries’ securities;

•	repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any of its or its subsidiaries’ securities;

•	declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned subsidiaries);

•	issue, sell, pledge, dispose of, or encumber any of its or its subsidiaries’ securities;

•	except as required by applicable law or by any employee plan or contract in effect as of the date of the Merger Agreement (i) increase the compensation payable or that could become payable by it or any of its subsidiaries to directors, officers, or employees, other than increases in compensation made to non-officer employees in the ordinary course of business consistent with past practice, (ii) promote any officers or employees, except in connection with its annual or quarterly compensation review cycle or as the result of the termination or resignation of any officer or employee, or (iii) establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any employee plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be an employee plan if it were in existence as of the date of the Merger Agreement, or make any contribution to any employee plan, other than contributions required by law, the terms of such employee plans as in effect on the date of the Merger Agreement, or that are made in the ordinary course of business consistent with past practice;

•	acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof or make any loans, advances, or capital contributions to or investments in any person;

•	transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any lien (other than a Permitted Lien, as defined in the Merger Agreement), any assets, including the capital stock or other equity interests in any subsidiary or any of its real estate;

•	adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

•	repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any of its or its subsidiaries’ debt securities, guarantee any debt securities of another person, enter into any “keep well” or other contract to maintain any financial statement condition of any other person (other than any wholly-owned subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

•	enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any material contract or any real estate lease or any other contract or lease that, if in effect as of the date hereof would constitute a material contract or real estate lease;

•	institute, settle, or compromise any legal action involving the payment of monetary damages, other than (i) any legal action brought against it arising out of its breach or alleged breach of the Merger Agreement, and (ii) the settlement of claims, liabilities, or obligations reserved against on its balance sheet;

•	make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in generally accepted accounting principles or applicable law;

•	(i) settle or compromise any material tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on its balance sheet, (ii) make or change any material tax election, change any annual tax accounting period, or adopt or change any method of tax accounting, (iii) amend any material tax returns or file claims for material tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment;

•	enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar contract with respect to any joint venture, strategic partnership, or alliance;

•	take any action to exempt any person from, or make any acquisition of its securities by any person not subject to, any state takeover statute or similar statute or regulation that applies to it with respect to a Takeover Proposal (as defined in the Merger Agreement) or otherwise, except for the other party or any of its subsidiaries or affiliates, or the transactions contemplated by the Merger Agreement;

•	abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any intellectual property, or grant any right or license to any intellectual property other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

•	terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy; or

•	agree or commit to do any of the foregoing.

No Solicitation

Subject to certain exceptions specified in the Merger Agreement and summarized below, the Company has agreed that, from and after the date of the Merger Agreement, the Company and its subsidiaries will not, nor will they authorize or permit any of their respective directors, officers, employees, advisors, agents, and investment bankers to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or, subject to exceptions: (A) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (B) except where the Company’s Board makes a good faith determination, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries; or (C) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other contract relating to any Takeover Proposal (each, a “Parent Acquisition Agreement”). Except as expressly permitted by the Merger Agreement, the Company’s Board shall not effect a Parent Adverse Recommendation Change. The Company was also required to cease and cause to be terminated any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal and shall use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of the Company or any of its subsidiaries that was furnished by or on behalf of the Company and its subsidiaries to return or destroy (and confirm destruction of) all such information.

However, prior to the receipt of the approval of the Company’s shareholders of the proposals contained in this proxy statement, the Company’s Board, directly or indirectly through any of its representatives, may, subject to certain notice requirements: (A) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide, unsolicited Takeover Proposal in writing that the Board believes in good faith, after consultation with outside legal counsel and D.A. Davidson, constitutes a Superior Proposal; (B) thereafter furnish to such third party non-public information relating to the Company or any of its subsidiaries pursuant to an executed confidentiality agreement; (C) following receipt of and on account of a Superior Proposal, make a Parent Adverse Recommendation Change; and/or (D) take any action that any court of competent jurisdiction orders the Company to take (which order remains unstayed), but in each case referred to in the foregoing clauses (A) through (D), only if the Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would cause the Board to be in breach of its fiduciary duties under applicable law.

Subject to certain exceptions specified in the Merger Agreement and summarized below, Hire Quest has agreed that, from and after the date of the Merger Agreement, Hire Quest and its subsidiaries will not, nor will they authorize or permit any of their respective directors, officers, employees, advisors, agents, and investment bankers to, directly or indirectly solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or: (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to Hire Quest or any of its subsidiaries to, afford access to the business, properties, assets, books, or records of Hire Quest or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (ii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Hire Quest or any of its subsidiaries; or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other contract relating to any Takeover Proposal. Hire Quest was also required to cease and cause to be terminated any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the execution of the Merger Agreement with respect to any Takeover Proposal and to use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of Hire Quest or any of its subsidiaries that was furnished by or on behalf of Hire Quest and its subsidiaries to return or destroy (and confirm destruction of) all such information.

In addition to the requirements above, the Company is required to notify Hire Quest if any proposal is received that the Company believes could lead to a Takeover Proposal and provide the material terms and conditions of such proposal. The Company is required to keep Hire Quest informed of the status and details of any such proposal and of its intent to make a Parent Adverse Recommendation Change or enter into a Parent Acquisition Agreement.

The key definitions used in the summary above are as follows:

“Parent Adverse Recommendation Change” means the Company’s Board: (a) failing to make, withdraw, amend, modify, or materially qualify, in a manner adverse to Hire Quest, the Parent Board Recommendation; (b) failing to include the Parent Board Recommendation in the proxy statement; (c) recommending a Takeover Proposal; (d) failing to recommend against acceptance of any third party tender offer or exchange offer for the shares of the Company’s Common Stock within ten business days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by Hire Quest) the Parent Board Recommendation within ten business days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by the Company or the person making such Takeover Proposal; (f) making any public statement inconsistent with the Parent Board Recommendation; or (g) resolving or agreeing to take any of the foregoing actions.

“Parent Board Recommendation” means the Company’s Board recommendation, by resolutions duly adopted by a vote at a meeting of all directors of the Company duly called and held and not subsequently rescinded or modified in any way, that it has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the reincorporation of the Company in Delaware and the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company’s shareholders; (ii) approved and declared advisable the Merger Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by the Merger Agreement, including the reincorporation of the Company in Delaware and the Merger, upon the terms and subject to the conditions set forth therein; (iii) directed that the Reincorporation Proposal, the Charter Amendment Proposal, and the Nasdaq Proposal be submitted to a vote of the Company’s shareholders for approval at the Annual Meeting; and (iv) resolved to recommend that the Company’s shareholders vote in favor of such approval.

“Superior Proposal” means a bona fide written Takeover Proposal involving the direct or indirect acquisition pursuant to a tender offer (other than the Offer), exchange offer, merger, consolidation, or other business combination, of all or substantially all of a party’s consolidated assets or at least a majority of the outstanding equity interests of such party, that such party’s board of managers or board of directors determines in good faith (after consultation with outside legal counsel and such party’s financial advisor) is more favorable from a financial point of view to the holders of such party’s equity interests than the transactions contemplated by the Merger Agreement, taking into account: (a) all financial considerations; (b) the identity of the third party making such Takeover Proposal; (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal; (d) the other terms and conditions of such Takeover Proposal and the implications thereof on such party, including relevant legal, regulatory, and other aspects of such Takeover Proposal deemed relevant by such board (including any termination or break-up fees and conditions to consummation); and (e) any revisions to the terms of the Merger Agreement and the Merger proposed by the other party during the Superior Proposal Notice Period (as defined in the Merger Agreement).

“Takeover Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any person or group (other than the other party to the Merger Agreement and its subsidiaries), relating to any transaction or series of related transactions, involving any: (a) direct or indirect acquisition of assets of a party or its subsidiaries (including any voting equity interests of subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of such party’s consolidated assets or to which 15% or more of such party’s net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of a party; (c) tender offer (other than the Offer) or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of a party; (d) merger, consolidation, other business combination, or similar transaction involving a party or any of its subsidiaries, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated assets, net revenues, or net income of such party and its subsidiaries, taken as a whole; (e) reorganization, liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of a party or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 15% or more of the consolidated assets, net revenues, or net income of a party and its subsidiaries, taken as a whole; or (f) any combination of the foregoing; in each case including any financing thereof.

Annual Meeting of Shareholders

Under the Merger Agreement, the Company has agreed to call and hold a meeting of its shareholders for the purpose of voting on the approval of the increase in the number of authorized shares of the Company’s Common Stock, change in the name of the Company to “HireQuest, Inc.”, issuance of Common Stock pursuant to the Merger Agreement and related change of control transaction, the reincorporation of the Company in Delaware, the election of the Company’s directors and the ratification of the selection of the Company’s independent auditors, and to use its reasonable best efforts to solicit from its shareholders proxies in favor of such proposals. The Company may adjourn or postpone the meeting to the extent necessary to obtain a quorum of its shareholders, to allow reasonable additional time after the filing and mailing of any supplemental or amended disclosures to the proxy statement for compliance with applicable legal requirements, or to allow reasonable additional time for the additional solicitation of votes in order to obtain the requisite shareholder approval.

Change in Board Recommendation

If prior to the Annual Meeting, the Board determines in good faith, after consultation with its financial and legal advisors, that any Takeover Proposal constitutes a Superior Proposal and the Board determines in its good faith judgment, after receiving advice of its outside legal counsel, that failing to take such action with respect to the Superior Proposal would constitute a breach of its fiduciary duties under applicable law, the Board is not prohibited from withholding, withdrawing, amending or modifying its recommendation in favor of the issuance of shares in connection with the Merger, provided, that (i) the Company promptly notifies Hire Quest, in writing, of its intention to make a Parent Adverse Recommendation Change or enter into (or cause a subsidiary to enter into) a Parent Acquisition Agreement with respect to a Superior Proposal, which notice shall state expressly that the Company received a Takeover Proposal that the Board intends to declare a Superior Proposal and that the Board intends to effect a Parent Adverse Recommendation Change and/or the Company intends to enter into a Parent Acquisition Agreement; (ii) the Company attaches to such notice the most current version of the proposed agreement (which version shall be updated on a prompt basis) and the identity of the third party making such Superior Proposal; and (iii) the Company shall negotiate with Hire Quest in good faith to make such adjustments in the terms and conditions of the Merger Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Hire Quest, in its discretion, proposes to make such adjustments. In the event the Board determines in good faith to withhold, withdraw, amend or modify its recommendation in favor of the issuance of shares in connection with the Merger, the Company may terminate the Merger Agreement and, pay any applicable termination fees. The Company must provide Hire Quest with at least 48 hours prior notice of any meeting of the Company’s Board at which the Board is reasonably expected to consider any Takeover Proposal.

Stock Exchange Listing

The Company has agreed that prior to the effective time of the Merger it will cause the shares of the Company’s Common Stock issuable, and shares required to be reserved for issuance, in connection with the Merger to be eligible for trading on NASDAQ, subject to any transfer restrictions imposed under applicable law, including Rule 144 under the Securities Act.

Public Announcements

The Company and Hire Quest have each agreed to consult with the other as to the form and substance of any press release or any public statement with respect to the Merger or any of the other transactions in connection with the Merger prior to issuing any such press release or public statement, and to refrain from issuing any such press release or public statement without the prior consent of the other party, except as may be required by applicable law or the rules or regulations of any applicable United States securities exchange or other governmental entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

Notification of Certain Events

The Company and Hire Quest have each agreed to give the other prompt notice of (i) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by the Merger Agreement; (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated by the Merger Agreement; (iii) any legal actions commenced, or to such party’s knowledge, threatened, against the Company or any of its subsidiaries or Hire Quest or any of its subsidiaries, as applicable, that are related to the Merger or the other transactions contemplated by the Merger Agreement; and (iv) any event, change, or effect between the date of the Merger Agreement and the effective time of the Merger which causes or is reasonably likely to cause the failure of certain closing conditions of each party to be satisfied.

Indemnification

Pursuant to the Merger Agreement, the Company has agreed its certificate of incorporation and bylaws after the effective time of the Merger shall contain provisions with respect to exculpation and indemnification that are, to the extent permitted by the laws of the State of Delaware in the event the Reincorporation Proposal is approved or by the laws of the State of Washington in the event the Reincorporation Proposal is not approved, at least as favorable as those contained in the certificate of incorporation and bylaws of the Company immediately prior to the effective time of the Merger, which provisions will not be amended, repealed or otherwise modified for a period of six years after the effective time of the Merger in any manner that would adversely affect the rights thereunder of indemnified parties unless such modification is required by law.

Additionally, for six years after the effective time of the Merger and to the fullest extent permitted under applicable law, the Company has agreed to indemnify, defend, and hold harmless each indemnified party against all losses, claims, damages, liabilities, fees, expenses, judgments, and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the effective time of the Merger (including in connection with the transactions contemplated by the Merger Agreement), and shall reimburse each indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments, and fines as such expenses are incurred, subject to the Company’s receipt of an undertaking by such indemnified party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such indemnified party is not entitled to be indemnified under applicable law; provided, however, that the Company will not be liable for any settlement effected without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed).

The Company has also agreed to maintain in effect for a period of six years after the effective time of the Merger the current policies of directors’ and officers’ liability insurance maintained by Hire Quest immediately prior to the effective time of the Merger (provided, that the Company may substitute the foregoing policies with policies of at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors and officers of Hire Quest and its subsidiaries when compared to the insurance maintained by Hire Quest as of the execution of the Merger Agreement); or obtain as of the effective time of the Merger “tail” insurance policies with a claims period of six years from the effective time of the Merger with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors, managers and officers of Hire Quest and its subsidiaries, in each case with respect to claims arising out of or relating to events which occurred before or at the effective time of the Merger (including in connection with the transactions contemplated by the Merger Agreement). In the event the Company or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns shall assume all of the indemnification obligations.

Tax Treatment

Each of the Company, Merger Sub 1, Merger Sub 2 and Hire Quest agreed to use its reasonable best efforts to cause the Merger to qualify as a reorganization within the meaning of the Code.

Employee Matters

All non-temporary employees of the Company and of Hire Quest immediately prior to the effective time of the Merger shall be, immediately after the effective time of the Merger, employees of a subsidiary of the Company to be formed prior to the effective time of the Merger (the “Employer of Record”). All temporary employees of the Company and of Hire Quest immediately prior to the effective time of the Merger shall be, immediately after the effective time of the Merger, employees of Hire Quest, LLC or of such other entity as Hire Quest may request. In addition, as of the closing of the Merger or immediately thereafter, the Company shall (i) cause the Employer of Record to enter into an employment agreement with Richard Hermanns, (ii) use commercially reasonable efforts to amend the employment agreements of non-temporary employees of the Company to change the employer from the Company to the Employer of Record, (iii) amend the employment agreements, if any, of temporary employees of the Company to change the employer from the Company to Hire Quest, LLC or such other employer of record as may be requested by Hire Quest, (iv) have ready to implement such new compensation structures and responsibilities for “national accounts” sales persons as Hire Quest may request, (v) have ready to implement such workers compensation and liability policies, unemployment rate successions and ACA compliant insurance as Hire Quest may request, and (vi) use commercially reasonable efforts to enter, or cause the relevant entity to enter, into employment agreements with certain other Hire Quest employees.

In collaboration and consultation with the Company, Hire Quest will establish benefit plans, reasonably acceptable to the Company, for all employees of the Employer of Record and of Hire Quest, LLC, with such benefit plans to be effective commencing immediately following the closing date of the Merger. To the extent requested by Hire Quest, the Company has agreed to cause all Hire Quest employees to be eligible to participate in the Company’s employee benefit plans, including without limitation the Company’s 2016 Plan, consistent with the eligibility criteria applied by the Company to other employees of the Company, and Hire Quest’s employees shall receive full credit for prior years of service with Hire Quest and shall not be subject to any preexisting conditions exclusions or limitations and shall receive parity with the Company’s employees with respect to eligibility to participate in all Company employee benefit plans to the extent permitted under the Company’s employee benefit plans.

Reincorporation in Delaware

The Company has agreed to use its commercially reasonable efforts to obtain approval of its shareholders for, and upon receipt of such approval to promptly take all necessary steps to cause, the Company to be reincorporated in the State of Delaware. One of the proposals included for shareholder action in this proxy statement seeks shareholder approval of the reincorporation.

Pre-Closing Reorganization & Dock Square Agreement

Dock Square HQ, LLC (“Dock Square”), an affiliate of Dock Square Capital, LLC, is currently a strategic partner of, and 6.5% investor in, Hire Quest, LLC.  Pursuant to the terms of the Merger Agreement, Hire Quest and its subsidiary, Hire Quest, LLC, will cause the Pre-Closing Reorganization to be completed no later than two days prior to the closing date of the Merger.   For purposes of this proxy statement, “Pre-Closing Reorganization” means (a) Dock Square’s distribution to its direct or indirect members of all of its rights, title and interest in and to its membership interest in Hire Quest, LLC, followed by (b) each such members’ contribution to Hire Quest of all of its respective rights, title and interest in and to its membership interest in Hire Quest, LLC as a capital contribution in exchange for, in the aggregate, a 6.5% membership interest in Hire Quest.  Immediately after the Pre-Closing Reorganization and prior to the closing of the Merger, Hire Quest will own 100% of the membership interest in Hire Quest, LLC.

The Merger Agreement also contemplates that the Company will enter, upon closing of the Merger, into a consulting arrangement with Dock Square. Pursuant to this consulting arrangement, Dock Square would introduce prospective customers and expand relationships with existing customers of the Company in return for which it would be eligible to receive unregistered shares of the Company’s Common Stock, subject to certain performance metrics and vesting terms. The grant of any such shares by the Company would be based on the Company’s gross revenue generated from the services of Dock Square as measured over a 12 month period. Upon the grant of any such shares, 50% of such granted shares would vest immediately, and the remaining 50% of such granted shares would be subject to a vesting requirement linked to the Company’s gross revenue generated from the services of Dock Square measured over a 3 year period. We refer to any such shares as the “Performance Shares.”   We anticipate the maximum number of Performance Shares issuable under the consulting arrangement would not exceed 1,612,981, which assumes (i) the total outstanding shares of the Company’s Common Stock immediately after closing the Merger is 14,466,659, and (ii) 1,500,000 shares of the Company’s Common Stock will subsequently be tendered in the Offer. Any Performance Shares would be in addition to the pro rata portion of the shares of Company Common Stock that Dock Square would receive as merger consideration at closing of the Merger along with the other investors in Hire Quest.    Dock Square would receive any declared and paid dividends on issued Performance Shares (including the unvested portion of such shares during the 3-year vesting measurement period), and the issued but unvested Performance Shares would vest on a change of control of the Company.  In addition, Dock Square would receive piggy-back registration rights with respect to its Performance Shares issued and vested at the time of such registration.

The Offer

The Company has agreed that, provided that the Merger Agreement shall not have been terminated, concurrently with the filing of the proxy statement or thereafter, the Company shall commence (within the meaning of Rule 14d-2 under the Exchange Act) the Offer. It is contemplated that the completion of the Offer will occur following the effective time of the Merger, or as otherwise required by SEC comments or applicable law.  Pursuant to the terms of the Merger Agreement, the Company expressly reserves the right, in its sole discretion, to modify any of the terms or conditions of the Offer, including, without limitation, extending the expiration date of the Offer; provided, however, that (a) the Company shall not modify the Offer price or the number of shares of Common Stock included in the Offer without the prior written consent of Hire Quest and (b) the Company shall not make any other modification of the terms or conditions of the Offer without first providing a reasonable opportunity for Hire Quest to review and comment on any such proposed modification, but the Company shall be permitted to make any changes reasonably necessary to comply with SEC comments or applicable law. In addition, the parties hereto agree that Hire Quest shall cause its members (other than the members of Dock Square who will become members of Hire Quest as a result of the Pre-Closing Reorganization), and shall take reasonable best efforts to cause the members of Dock Square who will become members of Hire Quest as a result of the Pre-Closing Reorganization, not to tender in the Offer any shares of the Company’s Common Stock received as Merger Consideration.  The Offer shall be completed pursuant to its terms, and any decisions regarding the Offer following the effective time of the Merger shall require the consent of a majority of the Company Directors, in addition to any other consents required. If the Offer is not commenced prior to the effective time of the Merger, then all decisions regarding timing of the Offer shall be made by the Company Directors and the Offer shall proceed on the terms described herein subject to any changes that may be approved by the Company Directors.

Pre-Closing Balance Sheet Adjustment

As of the effective time of the Merger, Hire Quest’s Net Tangible Assets shall equal at least the Target Net Tangible Assets. The parties have agreed that, prior to the effective time of the Merger, Hire Quest may make such adjustments to its balance sheet line items, and such related transfers of assets and liabilities (including without limitation transfers to related parties), as it may deem necessary to ensure that Net Tangible Assets at the effective time of the Merger equal Target Net Tangible Assets (collectively, the “Pre-Closing Balance Sheet Adjustment”). Such adjustments and transfers may include without limitation the monetization of Hire Quest’s accounts receivable, the repayment of debt to related parties, the transfer to Hire Quest security holders of any work opportunity tax credits certified and earned prior to the closing of the Merger and the reimbursement of related parties for the pro rata portion of pre-paid workers’ compensation insurance covering Hire Quest from and after the effective time of the Merger.

The key terms used in the summary above are defined as follows:

“Estimated Section 481 Adjustment Liability” means the estimated amount of corporate income tax required to be paid by the Company or the Surviving Company by reason of the required inclusion in income under Section 481 of the Code (if any) arising from Hire Quest’s change in method of accounting from the cash method to the accrual method after the closing of the Merger by reason of the Merger, which shall be computed by Hire Quest as of the end of the month preceding the month that includes the closing date by multiplying (a) the total estimated amount to be included in taxable income by reason of such adjustment under Section 481 of the Code (determined as of such date on a pro-forma basis assuming that the Merger closed on such date and, prior to such closing, Hire Quest engaged in the Pre-Closing Balance Sheet Adjustment to cause Net Tangible Assets to equal Target Net Tangible Assets), by (b) the effective income tax rate applicable to such income as if Hire Quest was a “C corporation” (taking into account federal and applicable state and local income taxes determined using Hire Quest’s most recent state apportionment, and the deductibility of state and local income taxes for federal income tax purposes).

“Net Tangible Assets” means, as of any relevant date, the amount calculated by subtracting all liabilities and all intangible assets of Hire Quest as of such date from Hire Quest’s total assets as of such date, in each case determined in accordance with U.S. GAAP; provided, that (a) no purchase accounting adjustments arising out of the transactions contemplated by the Merger Agreement shall be made, (b) the Estimated Section 481 Adjustment Liability shall be treated as a liability of Hire Quest and (c) the value of Hire Quest’s owned real estate shall be its fair market value, as determined on the basis of an appraisal, and not its book value.

“Target Net Tangible Assets” means Fourteen Million Dollars ($14,000,000).

Covered Claim Indemnification

The Company has agreed to use reasonable best efforts to secure insurance coverage for a Covered Claim (as defined in the Company’s disclosure letter to the Merger Agreement). From and after the closing of the Merger, the Company shall pay to Richard Hermanns as the Member Representative for the benefit of Hire Quest’s security holders, the following amounts: (i) the excess of any uninsured losses from a Covered Claim (excluding any deductible amount paid by the Company) (ii) multiplied by sixty-eight percent (68%) (the “Indemnification Amount”). The Indemnification Amount shall be paid to the Member Representative, for the benefit of Hire Quest’s security holders, in cash, except that the Indemnification Amount (or a portion thereof) shall be paid in additional shares of the Company’s Common Stock if and to the extent necessary to ensure that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code.

Franchise Purchase Agreement

Pursuant to the terms of the Merger Agreement, the Company will use reasonable best efforts to enter into one or more agreements with existing franchisees of Hire Quest (collectively, the “Franchisees”) pursuant to which the Company would sell to the Franchisees, and the Franchisees would purchase from the Company, immediately following the closing of the Merger, location-specific assets at the Company’s offices located in certain specified locations, in the case of each such specified location for a purchase price to be mutually agreed upon among the parties in good faith, with the parties agreeing that such purchase price may be paid in such form as determined in the reasonable discretion of the Franchisees.

Pre-Closing Transition

The parties agreed that, commencing immediately following the execution of the Merger Agreement, Hire Quest will, in close collaboration and consultation with the Company;

(a) prepare for the conversion of as many of the Company’s offices as practicable to franchises, including without limitation the preparation, negotiation and execution of purchase and sale agreements in connection therewith, with such conversion to be completed immediately following the closing of the Merger;

(b) prepare for the transition by the Company from its current “Labor Commander” software, which shall remain in use by the Company prior to the closing of the Merger, to the software in use by Hire Quest on the date hereof, with such transition to be effected immediately following the closing of the Merger, or as soon as possible thereafter; and

(c) prepare for the transfer of the Company’s California operations to a new, separate legal entity, to be effective immediately following the closing of the Merger, or as soon as possible thereafter.

Pursuant to the Merger Agreement, the Company will cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Hire Quest in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the taking of the actions set forth in (a) – (c) above. Without limiting the generality of the foregoing, the Company has agreed to cooperate with Hire Quest and provide representatives of Hire Quest reasonable access to the Company’s employees, facilities, IT infrastructure, files and documents, and supply Hire Quest with any information, including employee data, that Hire Quest may reasonably request, in order to permit installation of Hire Quest’s software and the related training of the Company’s employees, with the Company’s employees and customers to be entered into the new software prior to the closing to ensure a smooth transition on the closing date of the Merger. In the event Hire Quest shall identify an issue regarding the Company’s cooperation and assistance that is not being addressed in an appropriate and timely manner, Hire Quest shall notify its counterparty at the Company of its concern, with a copy to the Chair of the Company’s Board of Directors.  The Company will have three (3) business days from the effective time of notice to cure the cited deficiencies by providing the requested cooperation and assistance.

Other Covenants

The Company, Merger Sub 1, Merger Sub 2 and Hire Quest have agreed to use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or appropriate, applicable laws and regulations to consummate and make effective the transactions contemplated, including, without limitation, (i) to obtain all necessary governmental and private party consents, approvals or waivers, and (ii) to lift any legal bar to the Merger.

Conditions to Completion of the Merger

The obligations of the Company and Hire Quest to complete the Merger are subject to the satisfaction (or waiver, where permitted) of the following conditions:

•	approval by the Company’s shareholders of the Nasdaq Proposal and the Charter Amendment Proposal;

•	the entry into a credit facility for $30 million between the Company, Hire Quest and BB&T Bank;

•	no material adverse effect (or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect) shall have occurred with respect to the Company or Hire Quest;

•	the representations and warranties of the other party in the Merger Agreement shall be true and correct in all material respects (subject to certain limitations and exclusions);

•	all agreements, covenants and obligations of the other party shall have been complied with in all material respects;

•	no governmental entity having jurisdiction over any party shall have enacted, issued, promulgated, enforced, or entered any laws or orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Merger or the other transactions contemplated by the Merger Agreement;

•	Hire Quest shall have delivered to the Company audited consolidated financial statements of Hire Quest for the year ended December 31, 2018 that are substantially similar to the unaudited financial statements delivered or made available to the Company prior to the execution of the Merger Agreement;

•	Each of the Hire Quest security holders will have signed an investor representation letter with respect to the receipt of the Merger Consideration, including an agreement not to tender such shares of the Company’s Common Stock received as Merger Consideration into the Offer;

•	Hire Quest and Hire Quest, LLC will have caused the Pre-Closing Reorganization to be completed no later than two days prior to the closing date of the Merger; and

•	The Company shall have delivered to Hire Quest copies of executed resignations of certain directors of the Company, effective at the effective time of the Merger.

Termination of the Merger Agreement

The Company and Hire Quest may mutually agree to terminate the Merger Agreement at any time prior to effectiveness of the Merger. Either party may also terminate the Merger Agreement if:

•	the Merger is not consummated on or before the End Date, provided that the right to terminate the Merger Agreement shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement has been the cause of or resulted in the failure of the Merger to be consummated on or before such date;

•	any governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement, and such law or order shall have become final and nonappealable;

•	any governmental entity prevents the commencement and completion of the Offer; or

•	at the Annual Meeting, the shareholder approval of the Nasdaq Proposal and the Charter Amendment Proposal is not obtained.

Hire Quest may also terminate the Merger Agreement if:

•	a Parent Adverse Recommendation Change shall have occurred;

•	the Company shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Sections 5.05 or 5.06(a) of the Merger Agreement; or

•	the Company or the Merger Subs have breached any of their representations or warranties or failed to perform any of the obligations to be performed by and under the Merger Agreement and such breach or failure to perform (i) will result in the failure by the Company to satisfy the closing conditions with respect to the accuracy of its representations and warranties or the performance of its obligations and (ii) is incapable of being cured or has not been cured by the later of 30 days of written notice of the breach, provided that Hire Quest may not terminate the Merger Agreement if it shall have materially breached the Merger Agreement and such breach has not been cured.

The Company may also terminate the Merger Agreement if:

•	prior to the receipt of the shareholders’ vote at the Annual Meeting, the Company’s Board authorizes the Company, after complying with the terms of the Merger Agreement, to enter into a Parent Acquisition Agreement in respect of a Superior Proposal; or

•	Hire Quest has breached any of its representations or warranties or failed to perform any of the obligations to be performed by and under the Merger Agreement and such breach or failure to perform (i) will result in the failure by Hire Quest to satisfy the closing conditions with respect to the accuracy of its representations and warranties or the performance of its obligations and (ii) is incapable of being cured or has not been cured by the later of 30 days of written notice of the breach, provided that the Company may not terminate the Merger Agreement if it shall have materially breached the Merger Agreement and such breach has not been cured.

Fees and Expenses

Under the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will generally be paid by the party incurring those expenses, whether or not the Merger is consummated.

In the event that prior to the receipt of the shareholders’ vote at the Annual Meeting, the Company’s Board authorizes the Company, after complying with the terms of the Merger Agreement, to enter into a Parent Acquisition Agreement in respect of a Superior Proposal and the Company terminates the Merger Agreement, the Company shall pay to Hire Quest the Termination Fee. If the Merger Agreement is terminated by the Company because a governmental entity prevents the commencement and completion of the Offer, the Company shall pay to Hire Quest 50% of the Termination Fee. If the Merger Agreement is terminated by Hire Quest

Further, in the event that (A) the Merger Agreement is terminated by reason of a Company Triggering Event, (B) prior to such termination or the Annual Meeting, as applicable, a Takeover Proposal shall have been publicly disclosed and not withdrawn, and (C) within 12 months following the termination, a Takeover Proposal is consummated or the Company enters into an agreement with respect to any Takeover Proposal, the Company will pay the Termination Fee to Hire Quest.

For purposes of the summary above, a “Company Triggering Event” has occurred if: (a) the Company or the Merger Subs having breached any of their representations or warranties or failing to perform any of the obligations to be performed by and under the Merger Agreement and such breach or failure to perform (i) resulting in the failure by the Company to satisfy the closing conditions with respect to the accuracy of its representations and warranties or the performance of its obligations and (ii) being incapable of being cured or not having been cured by the later of 30 days of written notice of the breach; or (b) (i) the Merger is not consummated on or before the End Date and the shareholders have not approved the Nasdaq Proposal and the Charter Amendment Proposal at the Annual Meeting or (ii) at the Annual Meeting, the shareholder approval of the Nasdaq Proposal and the Charter Amendment Proposal is not obtained.

Amendment and Waiver

Subject to applicable legal requirements, the Merger Agreement may be amended by the parties at any time prior to the effective time of the Merger by the written agreement of the parties thereto. In addition, at any time prior to the effective time of the Merger, to the extent legally permitted, the Company and Hire Quest may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties made to the waiving party, or (iii) waive compliance with any of the covenants, agreements or conditions. An agreement by a party to any extension or waiver must be in writing and signed on behalf of that party. The failure of any party to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of such rights.

Voting Agreements

Certain Company directors, executive officers and shareholders have executed Voting Agreements for the benefit of Hire Quest pursuant to which they have agreed to vote their shares of the Company’s Common Stock in favor of the Nasdaq Proposal, the Reincorporation Proposal and the Charter Amendment Proposal at the Annual Meeting. They have also agreed to vote their shares against approval of any proposal made in opposition to, or in competition with, the Nasdaq Proposal, the Reincorporation Proposal or the Charter Amendment Proposal and against any action which the Company is prohibited from taking under Section 5.02 of the Merger Agreement (with respect to the operation of the Company’s business prior to the effective time of the Merger). The shares held by these Company directors, officers and shareholders collectively represented approximately 24% of the outstanding shares of the Company’s Common Stock as of the record date for the Annual Meeting.

Opinion of the Company’s Financial Advisor

The Company retained D.A. Davidson as its financial advisor in connection with the Merger. On April 5, 2019, D.A. Davidson rendered a written opinion, dated April 5, 2019, to the Company’s Board to the effect that, as of such date and based upon and subject to various qualifications and assumptions described therein, the aggregate consideration to be paid by the Company in the Merger was fair, from a financial point of view, to the Company.

The full text of the aforementioned written opinion of D.A. Davidson, dated April 5, 2019, which sets forth assumptions made, matters considered, and limits on the scope of the review undertaken by D.A. Davidson, is attached as Annex C to this proxy statement. The summary of the opinion of D.A. Davidson set forth in this proxy statement is qualified in its entirety by reference to the full text of such written opinion, which is incorporated herein by reference. Holders of the Company’s Common Stock are encouraged to read the written opinion in its entirety.

D.A. Davidson’s written opinion was rendered to provide information for the Company’s Board (in its capacity as such) in connection with its consideration of the Merger, and addressed only the fairness, from a financial point of view, to the Company of the aggregate consideration to be paid by the Company in connection with the Merger. D.A. Davidson’s opinion does not constitute a recommendation to any holder of the Company’s Common Stock as to how such shareholder should vote or act with respect to the Merger, any related transaction or any matter relating thereto, including whether or not to tender shares of the Company’s Common Stock in the Offer.

In connection with preparing its opinion, D.A. Davidson, among other things:

•	reviewed a draft of the Merger Agreement, dated April 4, 2019;

•	reviewed certain financial statements and other historical financial and business information about the Company and Hire Quest made available to D.A. Davidson from published sources and/or from the internal records of the Company and Hire Quest that D.A. Davidson deemed relevant;

•	reviewed financial projections for Hire Quest prepared by management of Hire Quest;

•	reviewed financial projections for the Company prepared by management of the Company;

•	reviewed the current market environment generally and the business services environment in particular;

•	compared certain financial results of Hire Quest and the Company with publicly available information concerning certain other companies D.A. Davidson deemed relevant;

•	compared certain financial terms of the Merger with the publicly available financial terms of certain other transactions that D.A. Davidson deemed relevant;

•	compared the relative contributions of the Company and Hire Quest to the combined company;

•	reviewed the current and historical market prices and trading activity of the Company’s Common Stock; and

•	performed, reviewed and/or considered such other financial studies, analyses and investigations and financial, economic and market criteria and other information as D.A. Davidson considered relevant, including discussions with the managements and other representatives and advisors of the Company and Hire Quest concerning the businesses, financial condition, results of operations and prospects of the Company and Hire Quest.

In arriving at its opinion, D.A. Davidson, with the consent of the Company, assumed and relied upon the accuracy and completeness of all information that was publicly available or supplied or otherwise made available to, discussed with or reviewed by or for D.A. Davidson. D.A. Davidson did not independently verify (nor did it assume responsibility for independently verifying) such information or its accuracy or completeness. D.A. Davidson relied on the assurances of managements of the Company and Hire Quest that they were not aware of any facts or circumstances that would make any of such information inaccurate or misleading. D.A. Davidson also assumed that the audited financial statements for Hire Quest contemplated to be delivered to the Company following the date of D.A. Davidson’s opinion would not reflect any material changes to such information. D.A. Davidson did not undertake and was not provided with any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Hire Quest or the Company. In addition, D.A. Davidson did not assume any obligation to conduct, nor did it conduct, any physical inspection of the properties or facilities of Hire Quest or the Company, and was not provided with any reports of such physical inspections. D.A. Davidson assumed that there was no material change in Hire Quest’s or the Company’s businesses, assets, financial condition, results of operations, cash flows or prospects since the date of the most recent financial statements provided to D.A. Davidson.

With respect to the financial projections reviewed by D.A. Davidson, D.A. Davidson was advised by managements of Hire Quest and the Company, and assumed with the consent of the Company, that such projections were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of Hire Quest and the Company, as the case may be, as to the future financial performance of Hire Quest and the Company, and that the financial results reflected in such projections would be realized in the amounts and at the times projected. D.A. Davidson assumed no responsibility for and expressed no opinion as to such projections or the assumptions on which they were based. D.A. Davidson further relied on the assessments of the management of the Company as to the Company’s ability to integrate the businesses of Hire Quest and the Company.

D.A. Davidson assumed that all of the representations and warranties contained in the Merger Agreement and all related agreements were true and correct in all respects material to its analysis, and that the Merger would be consummated in accordance with the terms of the Merger Agreement, without waiver, modification or amendment of any term, condition or covenant thereof the effect of which would be in any respect material to its analysis. D.A. Davidson also assumed that all material governmental, regulatory or other consents, approvals, and waivers necessary for the consummation of the Merger would be obtained without any material adverse effect on Hire Quest or the Company or the contemplated benefits of the Merger. Further, D.A. Davidson assumed that the executed Merger Agreement would not differ in any material respect from the draft Merger Agreement reviewed by it.

D.A. Davidson assumed in all respects material to its analysis that Hire Quest and the Company would remain as a going concern for all periods relevant to its analysis. D.A. Davidson expressed no opinion regarding the liquidation value of Hire Quest, the Company or any other entity.

D.A. Davidson’s opinion was limited to the fairness, from a financial point of view, to the Company of the aggregate consideration to be paid by the Company in the Merger. D.A. Davidson did not express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement, the Merger (including, without limitation, the form or structure of the Merger) or any related transaction (including, without limitation, the Offer) or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into in connection with the Merger, or as to the underlying business decision by the Company to engage in the Merger or any related transaction. Furthermore, D.A. Davidson expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party, or any class of such persons, relative to the aggregate consideration to be paid by the Company in the Merger, or with respect to the fairness of any such compensation.

D.A. Davidson expressed no view as to, and its opinion did not address, the relative merits of the Merger or any related transaction as compared to any alternative business transactions or strategies, or whether such alternative transactions or strategies could be achieved or were available. In addition, its opinion did not address any legal, regulatory, tax or accounting matters, as to which D.A. Davidson understood that the Company obtained such advice as it deemed necessary from qualified professionals.

D.A. Davidson expressed no opinion as to the offer price in the Offer, the actual value of the Company’s Common Stock when issued in the Merger or the prices at which the Company’s Common Stock would trade following announcement of the Merger or at any future time.

D.A. Davidson did not evaluate the solvency or fair value of Hire Quest or the Company under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. The opinion was not a solvency opinion and did not in any way address the solvency or financial condition of Hire Quest or the Company. D.A. Davidson did not express any opinion as to the impact of the Merger on the solvency or viability of Hire Quest or the Company or the ability of Hire Quest or the Company to pay their respective obligations when they come due.

D.A. Davidson’s opinion was reviewed and approved by a D.A. Davidson & Co. Fairness Opinion Committee.

D.A. Davidson’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to D.A. Davidson as of, the date of its opinion. Events occurring after the date of D.A. Davidson’s opinion may affect the opinion and the assumptions used in preparing it, and D.A. Davidson did not assume any obligation to update, revise or reaffirm its opinion.

The following summarizes the material financial analyses discussed by D.A. Davidson in connection with the delivery of its opinion to the Company’s Board at its meeting on April 7, 2019, which material financial analyses were considered by D.A. Davidson in rendering its written opinion.

The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by D.A. Davidson, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by D.A. Davidson.

Comparable Company Analysis.

D.A. Davidson reviewed and compared certain financial information for Hire Quest to corresponding financial information for the following publicly traded corporations operating in the staffing industry or as a franchisor with substantial operations in North America (collectively, the “selected companies”):

Staffing	Franchisors
▪ Adecco Group AG	▪ Denny’s Corporation
▪ BG Staffing, Inc.	▪ Jack in the Box Inc.
▪ GEE Group, Inc.	▪ Planet Fitness, Inc.
▪ Kelly Services, Inc.	▪ Regis Corporation
▪ ManpowerGroup Inc.	▪ The Wendy’s Company
▪ Mastech Digital, Inc.	▪ Wingstop Inc.
▪ Staffing 360 Solutions, Inc.
▪ TrueBlue, Inc.

The analysis compared publicly available financial and market trading information for the selected companies for the period ended December 31, 2018 and, to the extent publicly available, also for 2019 based on average S&P Capital IQ consensus estimates, and the table below sets forth median and mean enterprise value-to-LTM and 2019 EBITDA multiples for the selected companies using pricing data as of April 4, 2019.

Enterprise Value as a Multiple of:		Selected Companies
LTM EBITDA	Median: Mean:	8.9x 14.0x
2019E EBITDA	Median: Mean:	8.8x 13.4x

D.A. Davidson then applied a selected range of multiples derived from the selected companies to calculate ranges of implied values for Hire Quest based on its historical LTM EBITDA and also 2019 estimated EBITDA provided by Hire Quest’s management, as summarized below.

Enterprise Value as a Multiple of:	Range of Multiples	Implied Enterprise Values
LTM EBITDA	7.6x – 10.2x	$88.9 million - $120.3 million
2019E EBITDA	7.5x – 10.1x	$87.0 million - $117.6 million

D.A. Davidson compared the foregoing ranges for Hire Quest to the implied values of the aggregate consideration of approximately $39.7 million based on the 20-day volume weighted average price of the Company’s Common Stock for the period ended April 4, 2019 and $59.0 million based on the offer price per share in the Offer.

Selected Transaction Analysis.

D.A. Davidson analyzed certain publicly available information for the following selected transactions in the staffing industry and of franchisor businesses completed between 2011 and 2019 with transaction values of $10.0 million or more (collectively, the “selected transactions”):

Announcement Date	Target	Acquirer
Sep-18	Sonic Corp.	Inspire Brands, Inc.
Apr-17	SNI Companies Inc.	GEE Group, Inc.
Apr-17	Panera Bread Company	Rye Parent Corp.
Feb-17	Popeyes Louisiana Kitchen, Inc.	Restaurant Brands International Inc.
Dec-16	TriNet Group, Inc.	Atairos Group, Inc.
May-16	Krispy Kreme Doughnuts, Inc.	Cotton Parent, Inc.
Oct-15	Access Data Consulting Corporation	GEE Group, Inc.
Sep-14	Einstein Noah Restaurant Group, Inc.	BDT Capital Partners, LLC; JAB Beech Inc.
Jun-14	Seaton L.L.C.	TrueBlue, Inc.
Dec-12	Caribou Coffee Company, Inc.	BDT Capital Partners, LLC; JAB Beech Inc.
Oct-11	Staffmark Holdings, Inc.	Recruit Co., Ltd.
Jul-11	SFN Group, Inc.	Randstad North America, Inc.

For each of the selected transactions, D.A. Davidson calculated and compared, among other things, the enterprise value implied by the transaction as a multiple of LTM EBITDA. The following table sets forth median and mean enterprise value-to-LTM EBITDA multiples for the selected transactions:

Enterprise Value as a Multiple of:	Median	Mean
LTM EBITDA	11.3x	12.9x

D.A. Davidson then applied a selected range of EV/LTM EBITDA multiples of 9.6x to 13.0x derived from the selected transactions to calculate a range of implied values for Hire Quest based on the LTM EBITDA of Hire Quest provided by Hire Quest’s management. This analysis resulted in a range of implied enterprise values for Hire Quest of approximately $112.9 million to $152.7 million, as compared to the implied values of the aggregate consideration of approximately $39.7 million based on the 20-day volume weighted average price of the Company’s Common Stock for the period ended April 4, 2019 and $59.0 million based on the offer price per share in the Offer.

Hire Quest Discounted Cash Flow Analysis.

D.A. Davidson performed a discounted cash flow analysis on Hire Quest to calculate a range of implied enterprise values (as of January 1, 2019) for Hire Quest. Using discount rates ranging from 18.0% to 24.0%, D.A. Davidson discounted to present value as of January 1, 2019, (i) estimates of free cash flow assumed to be generated by Hire Quest for 2019 through 2022 based on the projections prepared by Hire Quest management, and (ii) a range of implied terminal values for Hire Quest, which were calculated by applying terminal EBITDA multiples ranging from 8.0x to 10.0x to a terminal year estimate of EBITDA for Hire Quest, as reflected in the projections prepared by Hire Quest management. This analysis resulted in a range of implied enterprise values for Hire Quest of approximately $90.9 million to $124.1 million, as compared to the implied values of the aggregate consideration of approximately $39.7 million based on the 20-day volume weighted average price of the Company’s Common Stock for the period ended April 4, 2019 and $59.0 million based on the offer price per share in the Offer.

Company Illustrative Discounted Cash Flow Analysis.

D.A. Davidson performed a discounted cash flow analysis on the Company to calculate a range of illustrative values (as of January 1, 2019) for the Company’s Common Stock. Using discount rates ranging from 18.0% to 24.0%, D.A. Davidson discounted to present value as of January 1, 2019, (i) estimates of free cash flow assumed to be generated by the Company for 2019 through 2021 based on the projections prepared by the Company’s management, and (ii) a range of implied terminal values for the Company, which were calculated by applying terminal growth rates ranging from 1.5% to 2.5% to a terminal year estimate of unlevered free cash flow for the Company, as reflected in the projections prepared by the Company’s management. This analysis resulted in a range of implied per share values for the Company’s Common Stock of approximately $5.46 to $6.92, as compared to the Company’s closing stock price on April 4, 2019 of $3.88, the 20-day volume weighted average price of the Company’s Common Stock for the period ended April 4, 2019 of $4.04, and the offer price per share in the Offer of $6.00.

Contribution Analysis.

D.A. Davidson calculated the relative contributions of the Company and Hire Quest to the Adjusted EBITDA of the combined company for the periods set forth below, based upon historical financial information and the financial projections prepared by Hire Quest’s and the Company’s managements. D.A. Davidson then compared such contributions to the pro forma equity ownership of the combined company. The following table summarizes the results of this analysis.

	Company Contribution	Hire Quest Contribution
Adjusted EBITDA (2018)	26.7%	73.3%
Adjusted EBITDA (Forecasted 2019)	26.8%	73.2%

	Company Ownership	Hire Quest Ownership
Pro Forma Equity Ownership Split	32.0%	68.0%

Additional Considerations.

In arriving at D.A. Davidson’s opinion, D.A. Davidson performed a variety of financial analyses, the material portions of which are summarized above. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying D.A. Davidson's opinion. In arriving at its fairness determination, D.A. Davidson considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, D.A. Davidson made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is identical to Hire Quest, the Company or the Merger.

D.A. Davidson prepared these analyses for purposes of D.A. Davidson providing its opinion to the Company’s Board as to the fairness, from a financial point of view, to the Company of the aggregate consideration to be paid by the Company in the Merger. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Hire Quest, D.A. Davidson or any other person assumes responsibility if future results are materially different from those forecasted. D.A. Davidson's opinion to the Company Board was one of many factors taken into consideration by the Company Board in making its determination to approve the Merger Agreement. The type and amount of consideration payable in the Merger were determined through negotiation between the Company and Hire Quest. The foregoing summary does not purport to be a complete description of the analyses performed by D.A. Davidson in connection with the fairness opinion.

D.A. Davidson as the Company’s financial advisor in connection with the Merger will receive a fee for its services currently estimated to be approximately $1.2 million, $250,000 of which became payable upon the rendering of D.A. Davidson’s opinion and the remainder of which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse D.A. Davidson’s reasonable expenses and indemnify D.A. Davidson against certain liabilities arising out of D.A. Davidson’s engagement.

The Company selected D.A. Davidson as its financial advisor because D.A. Davidson is a leading full-service investment bank with extensive transaction experience serving middle market clients worldwide.

In the ordinary course of its business, D.A. Davidson and its affiliates may actively trade or hold securities of the Company for its own accounts or for the accounts of its customers and, accordingly, may at any time hold long or short positions in such securities. D.A. Davidson may seek to provide investment banking or other financial services to the Company or Hire Quest in the future for which D.A. Davidson would expect to receive compensation.

Certain Material U.S. Federal Income Tax Considerations

Material U.S. Federal Income Tax Consequences of the Merger to Company Shareholders

No Company shareholder will recognize any gain or loss as a result of the Merger.

Material U.S. Federal Income Tax Consequences of the Merger to the Company

The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code. In such case, the Company will not recognize any gain or loss as a result of the Merger.

Personal Holding Company Rules

A corporation that is a “personal holding company” (within the meaning of Section 542 of the Code) may be required to pay a personal holding company tax in addition to regular income taxes. A corporation generally is considered a personal holding company if (1) at any time during the last half of the taxable year more than 50% of the value of the corporation’s outstanding stock is owned, directly, indirectly or constructively, by or for five or fewer individuals (the “Ownership Test”) and (2) at least 60% of the corporation’s “adjusted ordinary gross income” constitutes “personal holding company income” (the “Income Test”).

For purposes of the Ownership Test, an individual Company shareholder is treated as owning not only the Common Stock actually owned by such Company shareholder, but also the Common Stock that is “constructively” owned (within the meaning of Section 544 of the Code) by such Company shareholder. In very general terms, an individual Company shareholder may “constructively” own Common Stock owned by certain members of such Company shareholder’s family and by certain entities (such as corporations, partnerships, trusts and estates) in which such Company shareholder has an equity or beneficial interest, as well as any Common Stock such Company shareholder has an option to purchase.

For purposes of the Income Test, “personal holding company income” includes dividends, interest, royalties, annuities, rents, compensation for use of corporate property by shareholders, personal service contracts, and income from estates and trusts (but does not include capital gains).

A corporation that is considered a personal holding company is required to pay a personal holding company tax at a rate equal to 20% of such corporation’s “undistributed personal holding company income.” In general, “undistributed personal holding company income” is a corporation’s taxable income, less a deduction for U.S. federal income taxes, dividends paid, and net capital gains. In determining a corporation’s “undistributed personal holding company income,” net operating losses are disallowed and certain other expenses and deductions are limited or disallowed. Because the personal holding company tax is imposed only on “undistributed personal holding company income,” a corporation that is considered a personal holding company can eliminate or reduce the liability for the personal holding company tax by paying a dividend to its shareholders. However, if for liquidity or other business reasons, the Company is not able to make a distribution or elects not to make a distribution, the Company may not be able to eliminate or reduce the liability for the personal holding company tax.

As a result of the Merger, the Company will likely satisfy the Ownership Test in 2019. However, the Company does not expect to satisfy the Income Test in 2019. Accordingly, the Company does not believe that it will be considered a personal holding company in 2019. However, because personal holding company status is determined annually and is based on the nature of the Company’s income and the percentage of the Company’s outstanding stock that is owned, directly, indirectly or constructively, by major shareholders, there can be no assurance that the Company will not be a personal holding company in 2019 or become a personal holding company in any future taxable year. If the Company were considered a personal holding company with undistributed personal holding company income in a taxable year, the payment of personal holding company taxes would have an adverse effect on the Company’s cash flows, results of operations and financial condition.

Accounting Treatment of the Merger

In accordance with U.S. GAAP, we will account for the acquisition using the acquisition method of accounting for business combinations.

Pre-emptive Rights

None of the shares which are being issued in connection with the Nasdaq Proposal will have any pre-emptive rights.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NASDAQ PROPOSAL

PROPOSAL 5 – RATIFICATION OF SELECTION OF PLANTE & MORAN, PLLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Plante & Moran, PLLC as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 27, 2019. Shareholder ratification of the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Plante & Moran, PLLC to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Plante Moran, PLLC are expected to be present at the Annual Meeting and accordingly will be available to make any statement or to respond to any questions.

Change in Auditors

As previously disclosed, on April 17, 2017, we dismissed PMB Helin Donovan LLP as our independent registered public accounting firm. Also effective April 17, 2017, we appointed EKS&H LLLP (“EKS&H”) based in Denver, Colorado as our new independent registered public accounting firm. The dismissal of PMB Helin Donovan and the appointment of EKS&H was approved by our Audit Committee on April 17, 2017.

PMB Helin Donovan LLP’s reports on our consolidated financial statements as of and for the fiscal years ended December 30, 2016 and December 25, 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 30, 2016 and December 25, 2015 and through April 17, 2017, we did not have any disagreement with PMB Helin Donovan LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to PMB Helin Donovan LLP’s satisfaction, would have caused PMB Helin Donovan LLP to make reference to the subject matter of the disagreement in their reports on our consolidated financial statements. In addition, during our fiscal years ended December 30, 2016 and December 25, 2015 and through April 17, 2017, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have not consulted EKS&H on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) for the fiscal years ended December 29, 2017 and December 30, 2016.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on April 20, 2017, provided PMB Helin Donovan LLP with a copy of the disclosures and requested that PMB Helin Donovan LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements therein. A copy of the letter dated April 19, 2017 was filed as an exhibit to such Form 8-K.

As previously disclosed, effective October 1, 2018, EKS&H combined with Plante & Moran, PLLC. As a result of this transaction, on October 1, 2018, EKS&H resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Company’s Audit Committee approved the engagement of Plante & Moran, PLLC as the new independent registered public accounting firm for the Company.

The audit report of EKS&H on the Company’s consolidated financial statements for the year ended December 29, 2017 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 29, 2017 and through the subsequent interim period preceding EKS&H’s resignation, there were no disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such year.

During the fiscal year ended December 29, 2017 and through the subsequent interim period preceding EKS&H’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 29, 2017 and through the subsequent interim period preceding Plante & Moran, PLLC’s engagement, the Company did not consult with Plante & Moran, PLLC on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s consolidated financial statements, and Plante & Moran, PLLC did not provide either a written report or oral advice to the Company that Plante & Moran, PLLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on October 3, 2018, provided EKS&H with a copy of the disclosures and requested that EKS&H furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements therein. A copy of the letter dated October 3, 2018 was filed as an exhibit to such Form 8-K.

Principal Accountant Fees and Services

The following table summarizes the fees that Plante & Moran, PLLC and EKS&H charged us for the listed services during 2018 and 2017:

Type of fee	2018	2017
Audit fee (1)	$110,245	$56,611
Audit related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	—	—
	$110,245	$56,611

1) Audit fees consist of fees billed for professional services provided in connection with the audit of the Company’s consolidated financial statements and reviews of our quarterly consolidated financial statements.

2) Audit related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards, and not reported under “Audit fees.”

3) Tax fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning. These services include preparation of federal income tax returns.

4) All other fees consist of fees billed for products and services other than the services reported above.

Our Audit Committee reviewed the audit and tax services rendered by Plante & Moran, PLLC and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by our independent accountants are pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us. We do not use Plante & Moran, PLLC for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements, or generates information that is significant to our financial statements, are provided internally. We do not engage Plante & Moran, PLLC to provide compliance outsourcing services.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PLANTE & MORAN, PLLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2019

PROPOSAL 6 – SAY-ON-PAY PROPOSAL

We are providing shareholders with the opportunity to cast an advisory vote on executive compensation as described below. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, shareholders are entitled to an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as “say-on-pay”). Accordingly, we are asking shareholders to approve, on an advisory basis, the compensation of our Named Executive Officers disclosed in the section entitled “Executive Compensation” above. We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

As described above in the section entitled “Executive Compensation” of this proxy statement, our compensation program is designed to support our business goals and promote short- and long-term profitable growth of the Company and align compensation with the long-term interests of our shareholders.

The Board is asking shareholders to read the section entitled “Executive Compensation” of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our Named Executive Officers. The Board believes that the policies and procedures articulated in the Executive Compensation section are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this proxy statement has supported and contributed to the Company’s recent and long-term success.

The Board is asking shareholders to support this proposal based on the disclosure set forth in these sections of this proxy statement, which, among other things,

•	provides a total compensation package that is competitive with other companies in the temporary staffing industry, yet is consistent with our focus on profitability; and

•	emphasizes incentive and equity compensation for our executive team in order to promote long-term incentives to increase shareholder value and align the interests of our officers with those of our shareholders.

Because the vote is advisory, it will not be binding upon the Board, and the Compensation Committee or the Board will not be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee and the Board will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, the Board will consult directly with shareholders to better understand their views.

The frequency of holding “say-on-pay” advisory votes was determined to be on a yearly basis by the decision of the shareholders during the Company’s 2013 annual meeting of shareholders.

Approval of this proposal requires the affirmative vote of the majority of the votes cast. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

The Board is asking shareholders to cast a non-binding, advisory vote “FOR” the following resolution:

“RESOLVED, that the shareholders of Command Center, Inc. approve on an advisory basis, the compensation paid to our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure included in this proxy statement.”

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL

PROPOSAL 7 – SAY-ON-FREQUENCY PROPOSAL

The federal law that requires each U.S. public company to hold a “say-on-pay” advisory vote also requires that shareholders be asked to vote on the frequency of “say-on-pay” votes. Pursuant to this law, which is set forth in Section 14A of the Securities Exchange Act of 1934, as amended, we are asking shareholders to vote on whether future “say-on-pay” votes such as the one in Proposal 6 above should occur every year, every two years, or every three years. This vote on the frequency of “say-on-pay” votes is advisory in nature and must be held at least once every six years.

The Company welcomes the opportunity to submit the three alternative frequencies to our shareholders for consideration. Some commentators have said that a two-year or three-year frequency might be better aligned with compensation trends or programs and would place less emphasis on the results or actions of a single year; other commentators have stated that an annual vote provides a company with more opportunity for timely feedback and reflects a higher level of corporate governance. We are prepared to operate under any of the three alternative frequencies and look forward to the shareholder vote for input.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The Board believes that holding an advisory vote every year establishes the preferred level of corporate governance and therefore the Board recommendation on this matter is to approve “ONE YEAR.” Your shares will not be voted on this matter unless you specifically indicate your preference among the choices. This advisory vote is non-binding on the Board, but the Board will give careful consideration to the voting results on this proposal and expects to be guided by the alternative that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ONE YEAR AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

PROPOSAL 8 – ADVISORY VOTE ON CHANGE OF CONTROL COMPENSATION

As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act, the Company is providing its shareholders with the opportunity to cast a non-binding advisory vote on the compensation that may be paid or become payable to our Named Executive Officers assuming completion of the Merger. Such amounts are disclosed pursuant to Item 402(t) of Regulation S-K in the Payments upon Termination and Change in Control table and the footnotes to that table set forth in the section entitled “Executive Compensation— Payments upon Termination and Change in Control.” As described in such table, cash and certain perquisite/benefits payments shall only be made upon a termination without “cause” or if there is a “change of control” (as such terms are defined in the applicable employment agreements).

Your vote is requested. The Company believes that the information regarding the compensation that may be paid or become payable to our Named Executive Officers assuming completion of the Merger is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executives. This vote is not intended to address any specific item of compensation, but rather the overall compensation that may become payable to our Named Executive Officers assuming completion of the Merger. In addition, this vote is separate and independent from the vote of shareholders on the other Proposals. The Company asks that its shareholders vote “FOR” the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to our Named Executive Officers assuming completion of the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the Payments upon Termination and Change in Control table and the footnotes to that table contained in the section captioned ‘Executive Compensation— Payments upon Termination and Change in Control’ is hereby APPROVED.”

This vote is advisory, and therefore, it will not be binding on the Company, nor will it overrule any prior decision or require the Company’s Board of Directors (or any committee thereof) to take any action. However, the Company’s Board of Directors values the opinions of the Company’s shareholders, and to the extent that there is any significant vote against this Proposal, the Company’s Board of Directors will consider shareholders’ concerns and will evaluate whether any actions are necessary or are contractually permitted to address those concerns. The Company’s Board of Directors will consider the affirmative vote of a majority of the votes cast “FOR” the foregoing resolution as advisory approval of the compensation that may become payable to the Company’s Named Executive Officers assuming completion of the Merger.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CHANGE OF CONTROL COMPENSATION PROPOSAL

PROPOSAL 9 – ADJOURNMENT OF THE ANNUAL MEETING

If at the time of the Annual Meeting the number of shares of the Company’s Common Stock voting in favor of one or more of the proposals is insufficient to approve one or more of those proposals, we may move to adjourn the Annual Meeting in order to allow us to continue to solicit additional proxies in favor of the proposals that require additional “FOR” votes for their approval. The Board believes that it is in the best interests of the Company’s shareholders to have each of the proposals approved and implemented, and, therefore, enabling us to adjourn the meeting to continue to solicit proxies for one or more of the proposals is advisable.

If this Proposal is not approved by our shareholders, the Company will not be able to adjourn the Annual Meeting to a later date. In such event, the Merger will not be completed if the Nasdaq Proposal and the Charter Amendment Proposal are not passed.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL

NO DISSENTERS’ RIGHTS OF APPRAISAL

Under Washington law, the holders of shares of the Company’s Common Stock are not entitled to dissenters’ rights of appraisal in connection with the Merger or the shares issued in connection therewith or any proposal in the proxy statement. Hire Quest security holders will have certain dissenters’ rights under Delaware law with respect to approving the Merger which rights have been described in separate materials provided by Hire Quest to its security holders in connection with their consideration and vote to approve the Merger. This proxy statement is only seeking the votes of the Company’s shareholders.

SHAREHOLDER PROPOSALS

There are no shareholder proposals for this Annual Meeting. The Company’s next annual meeting is expected to be held in June 2020. A shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must notify the Corporate Secretary of the terms and content of the proposal in the manner and by the time required by the Company’s Bylaws at 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado 80235, Attention: Corporate Secretary. The shareholder proponent, or a representative who is qualified under state law, must appear in person at the next annual meeting of shareholders to present the proposal. The Company’s Bylaws outline the procedures including notice provisions, for shareholder nomination of directors and other shareholder business to be brought before shareholders at the annual meeting. A copy of the pertinent Bylaw provisions is available upon written request to 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado 80235, Attention: Corporate Secretary.

OTHER MATTERS PRESENTED AT THE ANNUAL MEETING

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document the Company files with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintain an Internet website that contains reports, proxy and information statements and other information regarding issuers, including the Company, who file electronically with the SEC. The address of that site is www.sec.gov.

Investors may also consult the Company’s website for more information at www.commandonline.com. Information included on the Company’s corporate website is not incorporated by reference in this proxy statement.

The SEC allows us to incorporate information into this proxy statement “by reference,” which means that we can disclose important information to you by referring you to another document filed separately by the Company with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. This proxy statement incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company and its financial condition, business and results.

•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2018, filed with the SEC on April 9, 2019; and

•	The Company’s Current Reports on Form 8-K filed on April 4, 2019 and April 9, 2019.

We also hereby incorporate by reference any additional documents that we may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement until the Annual Meeting. These include, but are not limited to, periodic reports, such as annual reports on Forms 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements; provided, however, that we are not incorporating any information furnished under either Item 2.02 or Item 7.01 of any current report on Form 8-K.

You may obtain any of these documents from the SEC at the SEC’s Internet web site at www.sec.gov or upon written request to 3609 S. Wadsworth Boulevard, Suite 250, Lakewood, Colorado 80235, Attention: Corporate Secretary.

ANNUAL REPORT

The Company has sent to all of its stockholders of record as of June 17, 2019 the Company’s  Annual Report on Form 10-K  for the fiscal year ended December 28, 2018. Such report contains the Company’s audited consolidated financial statements for the fiscal year ended December 28, 2018 and as noted above shall be deemed incorporated by reference into this proxy statement.

HIRE QUEST, LLC

TABLE OF CONTENTS

Plante & Moran, PLLC

Suite 600

8181 E. Tufts Avenue

Denver, CO 80237

Tel: 303.740.9400

Fax: 303.740.9009

plantemoran.com

Independent Auditor's Report

To the Members
Hire Quest, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Hire Quest, LLC as of December 31, 2018 and the related statements of income, Members' equity, and cash flows for the year ended December 31, 2018, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Hire Quest, LLC as of December 31, 2018 and the results of its operations and its cash flows for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The Company's management is responsible for these financial statements. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Hire Quest, LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Plante & Moran, PLLC

Denver, Colorado
May 15, 2019

1

CHARLES A. NICHOLS

CERTIFIED PUBLIC ACCOUNTANT
PROFESSIONAL ASSOCIATION

INDEPENDENT AUDITOR'S REPORT

To the Members
Hire Quest, LLC

I have audited the accompanying financial statements of Hire Quest, LLC (the "Company", a Florida LLC) which comprise the balance sheet as of December 31, 2017 and the related statements of income and members' capital and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

My responsibility is to express an opinion on these financial statements based on my audits. I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risk of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, I express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

I believe that the audit evidence I have obtained is sufficient and appropriate to provide a basis for my audit opinion.

2

Opinion

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Charles A. Nichols, C.P.A., P.A.
Charles A. Nichols, C.P.A., P.A.

May 9, 2019

3

Balance Sheets

ASSETS

	12/31/2018	12/31/2017	3/31/2019	3/31/2018
		(Restated)	(Unaudited)	(Unaudited)
CURRENT ASSETS:
Cash	$1,291,316	$275,920	$398,694	$162,241
Trade accounts receivable	20,725,170	19,994,291	22,397,298	20,065,648
Due from affiliates	295,185	749,802	163,163	1,639,630
Prepaid expenses & other current assets	—	1,385	208,874	1,644,596

Total current assets	22,311,671	21,021,398	23,168,029	23,512,115

PROPERTY AND EQUIPMENT:
Land	487,492	511,520	487,492	607,492
Buildings and improvements	1,305,280	1,985,068	1,406,580	1,562,069
Furniture, fixtures and equipment	377,110	615,488	381,698	621,818
Construction in Progress	157,350	—	195,682	—
Less accumulated depreciation	281,351	476,482	295,388	431,691

Property and equipment, net	2,045,881	2,635,594	2,176,064	2,359,688

OTHER ASSETS:
Deposits and other assets	8,334	224,953	8,334	8,334

Total other assets	8,334	224,953	8,334	8,334

TOTAL ASSETS	$24,365,886	$23,881,945	$25,352,427	$25,880,137

See notes to financial statements.

4

LIABILITIES AND MEMBERS' CAPITAL

	2018	2017	3/31/2019	3/31/2018
		(Restated)	(Unaudited)	(Unaudited)
CURRENT LIABILITIES:
Accounts payable	$53,435	$44,404	$41,024	$49,481
Due to affiliates	7,740,082	820,291	4,646,906	6,920,552
Due to franchisees	620,385	2,087,252	1,978,209	2,305,591
Accrued expenses	1,947,551	2,359,072	2,076,117	2,197,441
Payroll taxes & other payroll deductions payable	504,038	546,024	654,090	616,926
Line of credit	—	—	743,453	—
Current portion on debt - affiliate	—	4,715,634	—	—

Total current liabilities	10,865,491	10,572,677	10,139,799	12,089,991

LONG-TERM LIABILITIES -
Security deposits, franchisees	767,509	677,153	1,798,062	705,262

Total long-term liabilities	767,509	677,153	1,798,062	705,262

MEMBERS' CAPITAL	12,732,886	12,632,115	13,414,566	13,084,884

TOTAL LIABILITIES & MEMBERS' CAPITAL	$24,365,886	$23,881,945	$25,352,427	$25,880,137

See notes to financial statements.

5

Statements of Income and Members' Capital

	12/31/2018	12/31/2017	3/31/2019	3/31/2018
		(Restated)	(Unaudited)	(Unaudited)
REVENUE:
Franchise royalties	$11,287,518	$9,700,654	$3,156,133	$2,705,584
Labor services, owned location	722,849	591,618	179,747	151,915
Service revenue	955,343	985,428	161,426	195,289
Total revenue	12,965,710	11,277,700	3,497,306	3,052,788

COST OF REVENUE, OWNED LOCATIONS:
Total cost of revenue, owned location	629,449	501,953	149,288	153,215

Gross profit	12,336,261	10,775,747	3,348,018	2,899,573

OPERATING EXPENSES:
Personnel	3,179,908	2,723,291	881,130	704,652
General and administrative expenses	1,954,502	1,797,355	733,473	557,706
Depreciation and amortization	92,608	85,279	14,037	29,844
Management fees	249,292	3,400,355	—	249,292
Total operating expenses	5,476,310	8,006,280	1,628,640	1,541,494

Operating income	6,859,951	2,769,468	1,719,378	1,358,079

OTHER INCOME (EXPENSES):
Interest income	103,372	130,105	154,689	33,811
Miscellaneous income/(expenses)	173,559	(62,430)	28,389	60,879
Interest expense	(19,697)	(297)	(184,972)	(1)

Total other income (expenses)	257,234	67,378	(1,894)	94,689

Net income	7,117,185	2,836,845	1,717,484	1,452,768

MEMBERS' CAPITAL, beginning of year	12,632,115	11,237,852	12,732,889	12,632,116
(as originally reported)
Prior period restatement (Note 6)		(269,372)
Member distributions	(7,016,414)	(1,173,210)	(1,035,807)	(1,000,000)

MEMBERS' CAPITAL, end of year	$12,732,886	$12,632,115	$13,414,566	$13,084,884
(as restated)

See notes to financial statements.

6

Statements of Cash Flows

	2018	2017	3/31/2019	3/31/2018
		(Restated)	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,117,187	$2,836,845	$1,717,484	$1,452,768
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	92,608	85,279	14,037	29,844
(Gain)/Loss on sale of property and equipment	(34,912)	152,969	—	(34,912)
(Increase) decrease in assets:
Accounts receivable - trade	(730,879)	(1,807,754)	(1,672,128)	(71,357)
Due from affiliate	540,117	117,861	143,022	(884,828)
Prepaid expenses and other assets	1,385	1,109,600	(208,874)	(1,426,592)
Increase (decrease) in liabilities:
Accounts payable	9,031	15,584	(12,411)	5,077
Due to affiliate	—	(214,983)	(3,093,177)	6,100,261
Due to franchisees	(1,466,868)	953,439	1,357,824	218,339
Accrued expenses and other payables	(453,510)	415,174	278,621	(90,729)
Net cash provided by operating activities	5,074,159	3,664,014	(1,475,602)	5,297,871

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(411,309)	(2,015,288)	(158,036)	(279,302)
Proceeds from sale of property and equipment	560,277	1,632,049	13,815	560,277
(Increase) decrease in notes receivable - franchisees	(85,500)	353,507	(11,000)	(5,000)
Increase (decrease) in security deposits - franchisees	90,356	43,455	1,030,553	28,109
Net cash provided by investing activities	153,824	13,723	875,332	304,084

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances/(payments) to affiliates	2,803,828	(2,472,077)	—	(4,715,634)
Advances/(payments) to line of credit	—	—	743,453	—
Distributions to members	(7,016,414)	(1,173,210)	(1,035,807)	(1,000,000)
Net cash used in financing activities	(4,212,586)	(3,645,287)	(292,354)	(5,715,634)

NET INCREASE (DECREASE) IN CASH	1,015,397	32,450	(892,624)	(113,679)

CASH, beginning of year	275,920	243,470	1,291,317	275,920
CASH, end of year	$1,291,317	$275,920	$398,693	$162,241

SUPPLEMENTAL DISCLOSURE:
Cash paid during the year for interest	$19,697	$297	$30,283	$1

See notes to financial statements.

Supplemental Non-Cash Information: During the year ended December 31, 2018, the Company transferred to HF accounts and notes receivable from franchisees in the amount of $1,764,917, investments of $216,619, and property and equipment in the amount of $383,051. During the three months ended March 31, 2019, the Company transferred to HF property in the amount of $13,815. During 2018, the Company's line of credit with HF expired in March 2018 and the balance of $4,332,583 is now carried as a due to affiliate on demand.

7

HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies

Hire Quest, LLC (the “Company”) was organized under the laws of the State of Florida on June 14, 2002 as a limited liability company.

Nature of Business

The Company provides various types of temporary personnel through franchises and owned locations which are separated into two divisions operating under the trade names “Trojan Labor” and “Acrux Staffing”. Trojan Labor specializes primarily in unskilled industrial and construction personnel. Acrux Staffing specializes primarily in skilled, semi-skilled industrial personnel as well as clerical and secretarial personnel. The terms of the franchise agreements provide, among other things, that the Company will provide the franchisee with (1) training of a designated manager prior to opening for business; (2) technical support; (3) continuing advisory services, including but not limited to, promotional, marketing, business, and operational matters: and (4) access to the Company’s confidential operating manuals. The Company provides staffing, marketing, funding, and administrative services to its franchisees and its owned temporary labor locations.

The following is a summary of significant accounting policies followed by the Company in the preparation of the accompanying financial statements.

The accompanying unaudited financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP, for interim financial reporting and rules and regulations of the Securities and Exchange Commission, or the SEC. In the opinion of our management, all adjustments, consisting of only normal recurring accruals, necessary for a fair presentation of the financial position, results of operations, and cash flows for the fiscal periods presented have been included.

Receivables

Trade receivables - Trade receivables consist of amounts due from customers of franchises and of owned locations for labor services. At December 31, 2018, approximately 99% and 1% of the trade receivable balance were from franchises and owned locations, respectively.

Franchise trade receivables – Trade accounts receivable from regular and temporary employee placement services provided by the franchisee are the exclusive property of the Company who invoices and collects receivables. The accounts receivable balance presented on the Balance Sheet includes unbilled receivables of $300,031, $0, $0, and $2,653,906 as of December 31, 2018 and 2017 and March 31, 2019 and 2018, respectively. To the extent that franchisee receivables remain uncollected beyond forty-two days after the invoice date, interest is charged to the franchise at one-half percent.

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HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies – continued

(1/2%) for each fourteen-day period over forty-two days to a maximum of one and one-half percent (1 1/2%). Franchisee receivables that remain uncollected beyond eighty-four days after the invoice date are charged back to the franchisee. At December 31, 2018 and 2017 and the three months ended March 31, 2019 and 2018, there is no allowance for uncollectible accounts for franchise trade receivables.

Owned locations trade receivables - The Company extends credit to customers of its staffing locations in the normal course of business. Receivables are stated at face amount less an allowance for doubtful accounts. The allowance for doubtful accounts is calculated based on management’s review of the current accounts receivable outstanding. Customer balances are charged off when they are deemed uncollectible and recoveries of receivables previously written off are recorded when received. At December 31, 2018 and 2017 and the three months ended March 31, 2019 and 2018, there is no allowance for uncollectible accounts for its Corporate owned location receivables.

Due (to) from franchisees – Due to franchisee primarily represents the amounts due the franchisee from franchise trade accounts receivable assigned to the Company, net of advances to franchisees and payment made on their behalf. Due from franchisee represents amounts owed from the franchisee in special situations where revenues did not exceed the related costs. Allowance for uncollectible amounts is based on management’s review of the balance, calculated on a consistent basis and represents the amounts deemed uncollectible and amounted to $25,000, $233,046, $25,000, and $263,046 as of December 31, 2018 and 2017 and March 31, 2019 and 2018, respectively.

Property and equipment

Property and equipment is recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets of five to thirty-nine years.

Expenditures for property and equipment which substantially increase useful lives are capitalized. Maintenance, repairs, and minor replacement are charged to expense when incurred. Depreciation and amortization expense were $92,608, $85,279, $14,037, and $29,844 for the years ended December 31, 2018 and 2017 and for the three months ended March 31, 2019 and 2018, respectively.

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HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies - continued

Revenue recognition

On January 1, 2019, the company adopted new revenue recognition guidance using the modified retrospective method for all open contracts and related amendments. Results for reporting periods beginning after January 1, 2019 are presented under the new revenue recognition guidance, while prior period amounts were not adjusted and continue to be reported in accordance with historic accounting guidance. The adoption of this new guidance did not have a material impact on the Company’s consolidated financial statements.

Revenue is presented on a net basis as agent as opposed to a gross basis as principal. The Company has determined that net reporting as agent is the appropriate treatment based upon the following analysis:

To identify contracts with its customers for purposes of revenue recognition, the Company generally relies on three documents. The first is a franchise agreement between the Company and its franchisee. This document allocates responsibility to the franchisee to collect the open account with the down-stream customer. The Company and the franchisees agree that when accounts receivable are collected, they are applied to the due to/due from franchisee after the Company collects its royalty and other miscellaneous fees. The parties to the franchise agreement are the franchisee and the Company. The second document is referred to as the Customer Service Agreement, and it identifies parties to the contract, the general terms, rights and obligations of each party, and payment terms. The parties to the Customer Service Agreements are “Trojan Labor” or “Acrux Staffing” and the customer. “Trojan Labor” and “Acrux Staffing” are service marks registered with the United States Patent and Trademark Office, which the Company licenses to the franchisees. The third document is referred to as a Rate Agreement, and it also identifies the parties to the contract, further defines each party’s rights and obligations related to the services to be transferred, and defines payment rates and reiterates the payment terms.

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HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies – continued

The Company’s performance obligations take the form of promised services to the franchisees. It must provide support to them as they fill orders from customers. The Company’s franchisees are ready to provide services or make services available for a customer to use as and when the customer decides. The Company provides its franchisees with a series of distinct services that have the same pattern of transfer:

1.	The franchisee simultaneously receives and consumes the benefits of the Company’s service,

2.	The Company recognizes revenue over time as it transfers services to its franchisees satisfying its performance obligation, and

3.	The Company applies a single method of measuring progress towards its performance obligations, which is consistently applied to similar performance obligations.

The Company determines the transaction price by calculating the royalties on services provided by franchisees to end of the line customers. The royalty ranges from approximately 8% of sales by franchisees to approximately 4% of sales by franchisees. To calculate services provided by franchisees, the Company multiplies the units of actual services received and consumed by the end line customer by the agreed upon rates for said services.

The Company’s performance obligations are to its franchisees. Because its franchisees receive and consume the benefits of its services simultaneously, the Company’s performance obligations are typically satisfied when its services are provided. The Company does not require payment prior to the delivery of service. It allocates the royalty fee to the services it provides to the franchisees in the franchise agreement. It recognizes revenue upon the sale made by the franchisee to the end of the line customer. This is by reviewing sales made by franchisees.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

11

HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 1 – Nature of Business and Summary of Significant Accounting Policies - continued

Cash

For purposes of the statements of cash flows, the Company considers all highly liquid investments available for current use with a maturity of three months or less to be cash equivalents.

Fair value of financial instruments

The carrying amounts reflected in the balance sheets for cash, accounts and notes receivable, accounts payable, and notes payable approximate the respective fair values due to the short maturities of those instruments.

Advertising Expense

Advertising expense is charged to income during the year in which it is incurred. Advertising expense for the years ended December 31, 2018 and 2017 and for the three months ended March 31, 2019 and 2018 was $6,619, $18,637, $4,822, and $3,332, respectively.

Income Taxes

The Company is treated as a partnership for federal income tax purposes. Consequently, federal income taxes are not payable or provided for by the Company. The member is taxed individually on their pro rata ownership share of the Company’s earnings. The Company’s net income or loss is allocated among the member in accordance with the Company’s operating agreement.

Concentration of risks

Financial instruments that potentially subject the Company to credit risk consist principally of trade and notes receivables. In general, the Company extends credit terms to its customers and franchisees on an unsecured basis.

12

HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 2 – Analysis of Franchise Locations

At December 31, 2018 the Company had ninety-seven (97) franchise locations under sixty-nine (69) franchise agreements and one (1) Company owned location.

The following is an analysis of changes in the number of franchised and owned branch locations:

	December 31,		March 31,
	2018	2017	2019	2018
			(unaudited)
Franchised branches:
In operation, beginning of year	79	72	97	79
Franchises opened or acquired during the year	21	12	2	(1)
Franchises closed	(3)	(5)	(2)	7
In operation, end of year	97	79	97	85

Note 3 – Related Party Transactions

The nature of related parties to the Company for which there were material transactions are as follows.

The Company shares common ownership with Hire Quest Financial LLC (HF), Hire Quest Insurance LLC (HQI), Hire Quest LTS (LTS) and Quadrant Enterprises LLC (QE).

E. Jackson, a member of the Company is majority owner of Jackson Insurance Agency and he and R. Hermanns own a majority of Bass Underwriters.

Members of the Company owned fifty of the ninety-seven, thirty-nine of the seventy-nine, fifty-four of the ninety-seven, and thirty-nine of the eighty-five franchisee branch locations at December 31, 2018 and 2017 and at March 31, 2019 and 2018, respectively. Relatives of Company members owned twenty-seven, eighteen, thirty-two, and twenty franchise locations at December 31, 2018 and 2017 and at March 31, 2019 and 2018 respectively.

Hire Quest Resources, Inc. (HRI) offers information technology services and is owned 50% by the members of the Company.

13

HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 3 – Related Party Transactions – continued

Hire Quest Financial LLC (HF)

Prior to March 20, 2018, the Company had an agreement with HF to provide finance and insurance related services and a line of credit (see note 4). The management fees which includes the interest charge on the line of credit are 2% of the franchisee’s sales or $249,292 and $3,400,355 for 2018 and 2017, respectively and are included in the statement of income and members’ capital.

During the year ended December 31, 2018, the Company transferred to HF accounts and notes receivable from franchisees in the amount of $1,764,917 and investments, property, and equipment in the amount of $599,670. Of the notes receivables transferred in 2018, $1,040,000 were transferred during the three months ended March 31, 2018. During the three months ended March 31, 2019, the Company transferred to HF property in the amount of $13,815.

At December 31, 2018 and 2017 and March 31, 2019 and 2018, the Company owes HF $6,756,304, $4,715,634, $6,489,396, and $3,676,552, respectively.

Hire Quest Insurance LLC (HQI)

HQI is a commonly owned captive insurance company. Effective March 1, 2010, the Company purchased a deductible reimbursement insurance policy from HQI to cover losses up to the $500,000 deductible on a workers’ compensation policy the Company has with their insurance carrier.

Premiums paid by the Company to HQI for workers compensation insurance on the franchisee’s behalf during the year ended December 31, 2018 and 2017 and the three months ended March 31, 2019 and 2018 were $7,453,030, $6,907,517, $1,781,451, and $1,709,482, respectively. Amounts due to HQI at December 31, 2018 and 2017 and March 31, 2019 and 2018 for workers compensation related matters were $681,811, $631,299, $732,635, and $552,209, respectively.

Hire Quest LTS (LTS)

Hire Quest LTS is a commonly owned organization which employed Company personnel during the year. Payroll service fees paid to LTS during the year ended December 31, 2018 and 2017 and the three months ended March 31, 2019 and 2018 were $38,077, $28,944, $6,941, and $9,347, respectively and amounts due to/(from) LTS were $85,417, $ 17,044, $206,558, and $(147,409) as of December 31, 2018 and 2017 and March 31, 2019 and 2018, respectively.

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HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 3 – Related Party Transactions – continued

Quadrant Enterprises LLC (QE)

Quadrant Enterprises LLC is a commonly owned professional employer organization. At December 31, 2017, amounts due from QE were $235,137. There were no amounts due to or from QE at December 31, 2018, March 31, 2019, or March 31, 2018.

Hire Quest Resources, Inc. (HRI)

Amounts due from HRI at December 31, 2018 and 2017 and March 31, 2019 and 2018 were $147,496, $403,496, $11,496, and $969,496, respectively. This balance was paid off subsequent to year end.

Jackson Insurance Agency and Bass Underwriters

Jackson Insurance Agency handles the Company and its franchises’ property and casualty insurance. Premiums paid during the years ended December 31, 2018 and 2017 and three months ended March 31, 2019 and 2018 were $211,544, $146,311, $239,633, and $185,966 respectively.

Members

Transactions and balances regarding franchisees majority owned by members and relatives of members at and for the years ended December 31, 2018 and 2017 and at and for the three months ended March 31, 2019 and 2018 are included in the accompanying financial statement captions as follows:

	2018	2017	3/31/19	3/31/18
			(unaudited)
Due to(from) franchisees (balance sheet liability)	$(254,943)	$(770,173)	$146,574	$93,556
Franchise royalties (income statement revenue)	$5,900,637	$5,254,403	$1,755,410	$1,500,658
Risk Management Incentive Program for franchisees	$988,562	$948,282	$1,430,565	$1,122,818

Note 4 – Debt

On March 20, 2018, the Company entered into a line of credit agreement with a financial institution with maximum borrowings of $5,000,000, interest at 1.75% above the one-month LIBOR rate (3.179% at December 31, 2017) and a maturity date of April 30, 2021. The line is collateralized by substantially all Company assets and contains certain restrictive covenants. There were no borrowings on the line of credit at December 31, 2018 or March 31, 2018, and there was $743,453 borrowed as of March 31, 2019.

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HIRE QUEST, LLC

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2018 and 2017 (Audited)

and For the Three Months Ended March 31, 2019

and 2018 (Information and amounts are unaudited)

Note 4 – Debt - continued

Prior to March 20, 2018, the Company had a line of credit with HF (see note 3) with maximum borrowings of $16,000,000. The line was collateralized by substantially all Company assets and the personal guarantee of the CEO of the Company. In lieu of interest, use of the line of credit is included in the management fee of 2% of franchisee sales. Amounts due on the line of credit with HF were $4,715,634 as of December 31, 2017.

Note 5 - Employee Retirement Plan

The Company has a 401(k) Plan (the “Plan”) for employees meeting certain eligibility requirements. The plan allows eligible employees to make annual pre-tax contributions up to the lesser of 20% of their eligible compensation or the limit established by the Internal Revenue Service. Matching contributions to the employees’ account were $49,831, $47,524, $16,639, and $13,730 for the years ended December 31, 2018 and 2017 and the three months ended March 31, 2019 and 2018, respectively.

Under the Plan, the Company may also make discretionary non-elective contributions. For the years ended December 31, 2018 and 2017 and the three months ended March 31, 2019 and 2018 no discretionary non-elective contributions were made by the Company.

Note 6 – Correction of Prior Period Errors

Subsequent to the issuance of the Company’s financial statements as of December 31, 2017, management discovered financial statement errors that caused an overstatement of cash and franchise royalties since 2015. The cumulative effect of the change was an overstatement of December 31, 2016 (the beginning of the earliest period presented) previously reported members’ capital in the amount of $269,372. The error related to the improper reconciliation of the Company’s paycard bank account (included in balance sheet cash) used to fund the Company’s daily payroll requirements.

Additionally, management corrected certain other immaterial errors in property and equipment and accrued liabilities and reclassified certain current assets, current liabilities, and revenues.

16

Note 6 – Correction of Prior Period Errors - continued

The following summarizes the prior period adjustments referred to above for each period presented:

Balance Sheet Extracts

December 31, 2017

	Previously
	Reported	Correction	Restated
Cash	$594,702	$(318,781)	$275,921
Accounts receivable	22,809,506	(2,815,215)	19,994,291
Current liabilities	13,385,036	(2,812,359)	10,572,677
Members' capital	12,953,752	(321,637)	12,632,115

Statement of Income Extracts

December 31, 2017

	Previously
	Reported	Correction	Restated
Franchise royalties	$11,183,660	$(1,483,006)	$9,700,654
Service revenue	—	985,428	985,428
Labor services, owned location	598,994	(7,375)	591,618
Operating expenses	9,346,370	1,340,090	8,006,280
Other income (expenses)	824,971	(887,401)	(62,430)

Decrease in net income		(52,264)

******

17

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

HIRE QUEST HOLDINGS, LLC,

COMMAND CENTER, INC.,

CCNI ONE, INC.,

COMMAND FLORIDA, LLC and

RICHARD HERMANNS, as Member Representative

Dated as of April 8, 2019

i

Schedule A – Voting Agreement Shareholders

Exhibit A-1 – Form of Parent Articles of Amendment (Washington)
Exhibit A-2 – Form of Parent Certificate of Incorporation (Delaware)

Exhibit B – Form of Parent Bylaws (Delaware)
Exhibit C – Form of Shareholder Voting Agreement

Exhibit D – Form of Certificate of Conversion

Exhibit E-1 – Form of First Merger Certificate

Exhibit E-2 – Form of Second Merger Certificate

Exhibit F – Permitted Encumbrances

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), is entered into as of April 8, 2019, by and among Hire Quest Holdings, LLC, a Florida limited liability company (the “Company”), Command Center, Inc., a Washington corporation (“Parent”),CCNI One, Inc., a Florida corporation (“Merger Sub 1”), Command Florida, LLC, a Florida limited liability company (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”), and, solely for purposes of Sections 5.20(c), 5.20(e) and 5.23 hereof, Richard Hermanns, as the representative of the members of the Company (the “Member Representative”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 8.01 hereof.

RECITALS

WHEREAS, Parent has formed the Merger Subs for the purpose of effecting the Merger (as defined herein);

WHEREAS, the parties intend that, at the Effective Time, Merger Sub 1 be merged with and into the Company (the “First Merger”), with the Company surviving the First Merger on the terms and subject to the conditions set forth herein;

WHEREAS, the parties intend that, immediately following the First Merger, the Company as the surviving company of the First Merger will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub 2 surviving the Second Merger on the terms and subject to the conditions set forth herein;

WHEREAS, the parties intend that, promptly after the Merger and subject to the approval of Parent’s shareholders, Parent be converted to a Delaware corporation;

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, all of the membership interests of the Company Members in the Company (the “Company Membership Interests”) will be converted into the right to receive the Merger Consideration, except as otherwise provided in this Agreement;

WHEREAS, the Company Members as of the date hereof have unanimously: (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company Members; (b) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to approve and adopt this Agreement on behalf of the Company, in each case in accordance with the FRLLCA;

WHEREAS, Parent, as sole member or sole shareholder, as applicable, of each of the Merger Subs, has: (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Merger Subs and Parent; and (b) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, in each case in accordance with the FRLLCA;

WHEREAS, the Board of Directors of Parent (the “Parent Board”) has unanimously: (a) determined that this Agreement and the transactions contemplated hereby, including the Conversion and the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and Parent’s shareholders; (b) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Conversion and the Merger, upon the terms and subject to the conditions set forth herein; (c) directed that the Conversion, the amendment of Parent’s articles of incorporation to increase the authorized shares of Parent Common Stock and change the name of Parent to “HireQuest, Inc.”, the issuance of shares of Parent Common Stock pursuant to this Agreement and the related change of control pursuant to Nasdaq listing rules be submitted to a vote of the Parent shareholders for approval at the Parent Shareholders Meeting; and (d) resolved to recommend that Parent shareholders vote in favor of such approval in accordance with the WBCA;

WHEREAS, concurrently with the execution and delivery of this Agreement, the shareholders of Parent set forth on Schedule A are entering into voting agreements with the Company with respect to the Merger in substantially the form attached hereto as Exhibit C (the “Shareholder Voting Agreements”);

WHEREAS, it is contemplated that, contemporaneously with Parent seeking the Requisite Parent Vote at the Parent Shareholders Meeting, Parent shall commence a self-tender offer (the “Offer”) to purchase up to 1,500,000 shares of Parent Common Stock at a price per share of $6.00 as provided herein; and

WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated by this Agreement and also to prescribe certain terms and conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

ARTICLE I
The Merger

Section 1.01       The Merger.

(a)          On the terms and subject to the conditions set forth in this Agreement, and in accordance with the FBCA and the FRLLCA, as applicable, at the Effective Time: (i) Merger Sub 1 will merge with and into the Company; (ii) the separate corporate existence of Merger Sub 1 will cease; and (iii) the Company will continue its limited liability company existence under the FRLLCA as the surviving company in the First Merger (sometimes referred to herein as the “First Surviving Company”).

(b)          On the terms and subject to the conditions set forth in this Agreement, and in accordance with the FRLLCA, at the Second Merger Effective Time: (i) the First Surviving Company will merge with and into Merger Sub 2; (ii) the separate limited liability company existence of the First Surviving Company will cease; and (iii) Merger Sub 2 will continue its limited liability company existence under the FRLLCA as the surviving company in the Second Merger (sometimes referred to herein as the “Surviving Company”).

Section 1.02       Closing. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 9:00 a.m., Eastern time, as soon as practicable (and, in any event, within three Business Days) after the satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in ARTICLE VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Hill, Ward & Henderson, P.A., 101 E. Kennedy Blvd., Suite 3700, Tampa, Florida 33602 or remotely via the electronic exchange of documents, or at such other place as agreed to in writing by the parties hereto, and the actual date of the Closing is hereinafter referred to as the “Closing Date.”

Section 1.03       Effective Time.

(a)          Subject to the provisions of this Agreement, at the Closing, the Company and Merger Sub 1 shall cause a certificate of merger substantially in the form attached hereto as Exhibit E-1 (the “First Merger Certificate”) to be executed, acknowledged, and filed with the Secretary of State of the State of Florida to effect the merger of Merger Sub 1 with and into the Company in accordance with the relevant provisions of the FBCA and the FRLLCA, and shall make all other filings or recordings required under the FBCA and the FRLLCA in connection therewith. If the Secretary of State of the State of Florida requires any changes in the First Merger Certificate as a condition to filing or issuing a certificate to the effect that the First Merger is effective, the Company and/or Merger Sub 1 shall execute any necessary document incorporating such changes, provided such changes are not inconsistent with and do not result in any material change in the terms of this Agreement. The First Merger will become effective at such time as the First Merger Certificate has been duly filed with the Secretary of State of the State of Florida or at such later date or time as may be agreed by the Company and Parent in writing and specified in the First Merger Certificate in accordance with the FBCA and the FRLLCA; provided that such time shall be on the same date as, but effective prior to, the Second Merger Effective Time (the effective time of the First Merger being hereinafter referred to as the “Effective Time”).

(b)          Immediately following the Effective Time, the First Surviving Company and Merger Sub 2 shall cause a certificate of merger substantially in the form attached hereto as Exhibit E-2 (the “Second Merger Certificate”) to be executed, acknowledged, and filed with the Secretary of State of the State of Florida to effect the merger of the First Surviving Company with and into Merger Sub 2 in accordance with the relevant provisions of the FRLLCA, and shall make all other filings or recordings required under the FRLLCA in connection therewith. If the Secretary of State of the State of Florida requires any changes in the Second Merger Certificate as a condition to filing or issuing a certificate to the effect that the Second Merger is effective, the First Surviving Company and/or Merger Sub 2 shall execute any necessary document incorporating such changes, provided such changes are not inconsistent with and do not result in any material change in the terms of this Agreement. The Second Merger will become effective at such time as the Second Merger Certificate has been duly filed with the Secretary of State of the State of Florida or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Second Merger Certificate in accordance with the FRLLCA; provided that such time shall be on the same date as, but effective after, the Effective Time (the effective time of the Second Merger being hereinafter referred to as the “Second Merger Effective Time”).

Section 1.04       Effects of the Merger. The Merger shall have the effects set forth in this Agreement, the First Merger Certificate, the Second Merger Certificate and the applicable provisions of the FRLLCA. Without limiting the generality of the foregoing, and subject thereto, (a) from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub 1 shall vest in the First Surviving Company, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Merger Sub 1 shall become the debts, liabilities, obligations, restrictions, and duties of the First Surviving Company; and (b) from and after the Second Merger Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the First Surviving Company and Merger Sub 2 shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions, and duties of each of the First Surviving Company and Merger Sub 2 shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Company.

Section 1.05       Articles of Incorporation; Articles of Organization and Operating Agreement.

(a)          At the Effective Time, the articles of incorporation of Parent shall be amended by the Articles of Amendment substantially in the form attached hereto as Exhibit A-1, and, as so amended, shall be the articles of incorporation of Parent until thereafter amended in accordance with the terms thereof or as provided by applicable Law.

(b)          At the Effective Time, (i) the articles of organization of the Company as in effect immediately prior to the Effective Time shall be the articles of organization of the First Surviving Company until thereafter amended as provided by the FRLLCA and such articles of organization, and (ii) the operating agreement of the Company as in effect immediately prior to the Effective Time shall be the operating agreement of the First Surviving Company until thereafter amended as provided by the FRLLCA, such articles of organization and such operating agreement.

(c)          At the Second Merger Effective Time, (i) the articles of organization of Merger Sub 2 as in effect immediately prior to the Second Merger Effective Time shall be the articles of organization of the Surviving Company until thereafter amended as provided by the FRLLCA and such articles of organization, and (ii) the operating agreement of Merger Sub 2 as in effect immediately prior to the Second Merger Effective Time shall be the operating agreement of the Surviving Company until thereafter amended as provided by the FRLLCA, such articles of organization and such operating agreement.

Section 1.06       Directors and Officers. The initial number of members of the Board of Directors of Parent shall be fixed at seven. Parent shall cause four of its current directors to resign at the Effective Time (the “Resigning Directors”), and four directors to be selected by the Company shall fill the resulting vacancies until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of Parent; provided that such directors selected by the Company shall meet the requirements of NASDAQ, or the securities exchange on which the Parent Common Stock is then listed, and of the Bank, and the Company shall have delivered to Parent any reasonably requested disclosures and documents. The individuals specified in Section 1.06 of the Parent Disclosure Letter shall be the chief executive officer and chief operating officer, respectively, of the Parent, in each case commencing at the Effective Time, and shall hold office in accordance with the certificate of incorporation and bylaws of Parent, the rules or regulations of NASDAQ or the securities exchange on which the Parent Common Stock is then listed, and their respective employment agreements (if any), until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Parent, the rules or regulations of NASDAQ or the securities exchange on which the Parent Common Stock is then listed, and their respective employment agreements (if any). The remaining officers of Parent, as well as the officers of the Merger Subs, shall be mutually agreed upon by the parties prior to the filing of the preliminary Proxy Statement.

ARTICLE II
Effect of the Merger on Equity Interests

Section 2.01       Effect of the Merger on Equity Interests.

(a)          At the Effective Time, as a result of the First Merger and without any action on the part of Parent, Merger Sub 1, Merger Sub 2, the Company or the holder of any capital stock of Parent or of Merger Sub 1 or membership interests in the Company or in Merger Sub 2:

(i)            Conversion of Company Membership Interests. All Company Membership Interests as of immediately prior to the Effective Time shall be converted into the right to receive an aggregate of a number of shares of Parent Common Stock payable at Closing representing 68.00% of the shares of Parent Common Stock outstanding immediately after the Effective Time but prior to giving effect to the purchase of Parent Common Stock pursuant to the Offer (the “Merger Consideration”). Section 2.01(a) of the Company Disclosure Letter sets forth to whom and in what denominations the Merger Consideration is to be allocated amongst the Company Members, with each Company Member receiving its pro rata share of the Merger Consideration calculated in accordance with the Company’s operating agreement (each such share, the “Pro Rata Merger Consideration”). Notwithstanding the foregoing, no fractional shares of Parent Common Stock shall be issued as part of the Merger Consideration and instead, fractional shares that would otherwise be issued hereunder shall be rounded up to the next whole number.

(ii)          Cancellation of Company Membership Interests. At the Effective Time, all Company Membership Interests shall no longer be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a Company Membership Interest shall cease to have any rights with respect thereto, except the right to receive its Pro Rata Merger Consideration, without interest, in accordance with Section 2.02 hereof.

(iii)         Conversion of Merger Sub 1 Capital Stock. All Merger Sub 1 Capital Stock as of immediately prior to the Effective Time shall be converted into and become membership interests of the First Surviving Company, with the same rights, powers, and privileges as the capital stock so converted (and the membership interests of the First Surviving Company into which the Merger Sub 1 Capital Stock are so converted shall be the only membership interests of the First Surviving Company immediately after the Effective Time).

(b)          At the Second Merger Effective Time, as a result of the Second Merger and without any action on the part of Parent, Merger Sub 1, Merger Sub 2, the Company, the First Surviving Company or the holder of any capital stock of Parent or of Merger Sub 1 or membership interests in the Company, the First Surviving Company or Merger Sub 2:

(i)            Cancellation of First Surviving Company Membership Interests. All First Surviving Company Membership Interests as of immediately prior to the Second Merger Effective Time shall no longer be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a First Surviving Company Membership Interest shall cease to have any rights with respect thereto.

(ii)          Conversion of Merger Sub 2 Membership Interests. All Merger Sub 2 Membership Interests as of immediately prior to the Second Merger Effective Time shall be converted into and become membership interests of the Surviving Company, with the same rights, powers, and privileges as the membership interests so converted (and the membership interests of the Surviving Company into which the Merger Sub 2 Membership Interests are so converted shall be the only membership interests of the Surviving Company immediately after the Second Merger Effective Time).

(c)          Transfer Restrictions. The parties acknowledge that the shares of Parent Common Stock to be issued to the Company Members as Merger Consideration pursuant to Section 2.01(a)(i) will be issued under an exemption from registration under the Securities Act and may not be disposed of by such Company Members without registration or the availability of an exemption therefrom.

Section 2.02       Surrender and Exchange.

(a)          Procedures for Delivery of Parent Common Stock. Promptly after the Effective Time, Parent shall send to each record holder of Company Membership Interests converted pursuant to Section 2.01(a)(i), a letter of transmittal and instructions (which letter of transmittal will be in customary form and have such provisions as Parent may reasonably specify) for use in such exchange. Promptly following its receipt of an executed letter of transmittal from a Company Member and any other documents reasonably requested by Parent and set forth in the letter of transmittal, Parent shall deliver to such Company Member Parent Certificates (or confirmation of direct registration) evidencing that number of shares of Parent Common Stock issuable to such Company Member in accordance with this ARTICLE II in respect of the Company Membership Interests.

(b)          Full Satisfaction. The Pro Rata Merger Consideration delivered upon the surrender of Company Membership Interests in accordance with the terms hereof shall be deemed to have been delivered in full satisfaction of all rights pertaining to the Company Membership Interests. If, after the Effective Time, Company Membership Interests are presented to Parent, they shall be cancelled and exchanged for the Pro Rata Merger Consideration provided for, and in accordance with the procedures set forth, in this ARTICLE II.

Section 2.03       Withholding Rights. Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this ARTICLE II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws; provided, that Parent shall, prior to withholding, provide written notice to the applicable Person of its intent to withhold and provide such Person with the reasonable opportunity to provide such forms or other evidence as may reduce, eliminate or mitigate such withholding. To the extent that amounts are so deducted and withheld by Parent and paid to the appropriate taxing authority, such amounts shall be treated for all purposes of this Agreement as having been delivered to the Person in respect of which Parent made such deduction and withholding.

Section 2.04       Intended Tax Consequences.  Each of the parties hereto intends that, for United States federal and applicable state and local income tax purposes, the First Merger and the Second Merger, taken together, will constitute an integrated plan described in Rev. Rul. 2001-46, 2001-2 C.B. 321 (the “Integrated Transaction”) and qualify as a “reorganization” within the meaning of Section 368(a) of the Code and that this Agreement constitute a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.

ARTICLE III
Representations and Warranties of the Company

Except as set forth in the correspondingly numbered Section of the disclosure letter, dated as of the date hereof and delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Parent as of the date hereof and as of the Closing Date, except to the extent that certain representations and warranties are limited to a certain date set forth in the applicable Section, as follows:

Section 3.01       Organization; Standing and Power; Organizational Documents; Subsidiaries.

(a)          Organization; Standing and Power. The Company and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization set forth in Section 3.01(a) of the Company Disclosure Letter, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b)          Organizational Documents. The Company has delivered or made available to Parent a true and correct copy of the articles of organization, operating agreement or like organizational documents, each as amended to date (collectively, the “Organizational Documents”), of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Organizational Documents.

(c)          Subsidiaries. Section 3.01(c)(i) of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date hereof and its place of organization. Section 3.01(c)(ii) of the Company Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company: (i) the number and type of any membership interests of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof; and (ii) the number and type of membership interests of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by the Company. All of the outstanding membership interests of, or other equity or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such membership interests or other equity or voting interests, except for any Liens: (A) imposed by applicable securities Laws; or (B) arising pursuant to the Organizational Documents of any non-wholly-owned Subsidiary of the Company. Except for the membership interests of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any membership interests of, or other equity or voting interests in, any Person.

Section 3.02       Capital Structure; Assets and Operations.

(a)          Membership Interests. As of the date of this Agreement, the membership interests of the Company Members in the Company (the “Company Membership Interests”) are as set forth in Section 3.02(a) of the Company Disclosure Letter. Except as set forth in Section 3.02(a) of the Company Disclosure Letter, none of such Company Membership Interests are subject to any pre-emptive rights. No Subsidiary of the Company owns any Company Membership Interests.

(b)          Convertible Securities; Equity Awards.

(i)            Except as set forth in Section 3.02(b) of the Company Disclosure Letter, as of the date hereof, there are no outstanding: (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Company Membership Interests; (B) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, Company Membership Interests or securities convertible into or exchangeable for Company Membership Interests; or (C) restricted units, appreciation rights, performance units, profit participation rights, contingent value rights, “phantom” equity, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any Company Membership Interests, in each case that have been issued by the Company or its Subsidiaries (the items in clauses (A), (B), and (C), together with the Company Membership Interests, being referred to collectively as “Company Securities”). All outstanding Company Membership Interests and all outstanding membership interests, voting securities, or other ownership interests in any Subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

(ii)          There are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Securities or Company Subsidiary Securities. Except for their respective operating agreements, neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

(c)          Voting Debt. No bonds, debentures, notes, or other indebtedness issued by the Company or any of its Subsidiaries: (i) having the right to vote on any matters on which members of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of the Company or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”).

(d)          Company Subsidiary Securities. Except as set forth in Section 3.02(d) of the Company Disclosure Letter, as of the date hereof, there are no outstanding: (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, membership interests, voting securities, or other ownership interests in any Subsidiary of the Company; (ii) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, membership interests, voting securities, or other ownership interests in (or securities convertible into or exchangeable for membership interests, voting securities, or other ownership interests in) any Subsidiary of the Company; or (iii) restricted units, appreciation rights, performance units, profit participation rights, contingent value rights, “phantom” equity, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any membership interests or voting securities of, or other ownership interests in, any Subsidiary of the Company, in each case that have been issued by a Subsidiary of the Company (the items in clauses (i), (ii), and (iii), together with the membership interests, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Company Subsidiary Securities”).

(e)          Assets and Operations. As of the date hereof, the Company has no operations and, except for the membership interests of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any other assets.

Section 3.03       Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

(a)          Authority. The Company has all requisite limited liability company power and authority to enter into and deliver this Agreement and the Shareholder Voting Agreements, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated by this Agreement and the Shareholder Voting Agreements. The execution and delivery of this Agreement and the Shareholder Voting Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action on the part of the Company and no other limited liability company proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and the Shareholder Voting Agreements or to consummate the Merger and the other transactions contemplated hereby or thereby. No further vote or consent of the holders of any class or series of the Company Membership Interests is necessary to approve and adopt this Agreement or the Shareholder Voting Agreements, approve the Merger, and consummate the Merger and the other transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and the Merger Subs, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and remedies and to general equitable principles (the “Bankruptcy and Equity Exception”).

(b)          Non-Contravention. The execution, delivery, and performance of this Agreement and the Shareholder Voting Agreements by the Company, and the consummation by the Company of the transactions contemplated hereunder and thereunder, including the Merger, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the Organizational Documents of the Company or any of its Subsidiaries; (ii) assuming that all Consents contemplated by clauses (i) through (iii) of Section 3.03(c) have been obtained or made, conflict with or violate any Law applicable to the Company, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the Company’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries.

(c)          Governmental Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, or notice to (any of the foregoing being a “Consent”), any supranational, national, state, municipal, local, or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution, delivery, and performance by the Company of this Agreement or the consummation by the Company of the Merger and other transactions contemplated hereby, except for: (i) the filing of the First Merger Certificate with the Secretary of State of the State of Florida; (ii) the filing of the Second Merger Certificate with the Secretary of State of the State of Florida; (iii) the filing of the Certificate of Conversion with the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington in connection with the Conversion, if the Conversion Vote is attained; and (iv) the other Consents of Governmental Entities listed in Section 3.03(c) of the Company Disclosure Letter (the “Other Company Governmental Approvals”).

(d)          Member Approval. The Company Members as of the date hereof, by unanimous written consent have: (i) determined that this Agreement and the transactions contemplated hereby, including the Conversion and the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company Members; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Conversion and the Merger, upon the terms and subject to the conditions set forth herein; and (iii) approved and adopted this Agreement in accordance with the FRLLCA.

(e)          Anti-Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any Laws applicable to the Company is applicable to this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

Section 3.04       Financial Statements; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

(a)          Company Financial Statements. The unaudited consolidated financial statements (including, in each case, any notes and schedules thereto) dated December 31, 2018 (the “Company Financial Statements”) made available to Parent on or prior to the date hereof: (i) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto); and (ii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in owners’ equity, and cash flows of the Company and its consolidated Subsidiaries as of the date of and for the periods referred to in such Company Financial Statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP (but only if the effect of such adjustments would not, individually or in the aggregate, be material).

(b)          Undisclosed Liabilities. The unaudited balance sheet of the Company dated as of December 31, 2018 included in the Company Financial Statements is hereinafter referred to as the “Company Balance Sheet.” Neither the Company nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Company Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice (but solely to the extent not to any Affiliate or related party); or (iii) are incurred in connection with the transactions contemplated by this Agreement.

(c)          Off-Balance Sheet Arrangements. Except as set forth in Section 3.04(c) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act).

Section 3.05       Absence of Certain Changes or Events. Since the date of the Company Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and except as set forth in Section 3.05 of the Company Disclosure Letter, the business of the Company and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred:

(a)          any Company Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or

(b)          any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01.

Section 3.06       Taxes.

(a)          Tax Returns and Payment of Taxes. The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company Financial Statements (in accordance with GAAP). The Company Financial Statements reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by the Company and its Subsidiaries through the date of such financial statements. Neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of the Company Financial Statements outside of the ordinary course of business or otherwise inconsistent with past practice. The Company and each of its Subsidiaries has (i) filed all reports and has created and retained all records required under Code Section 6038A with respect to its ownership by, and transactions with, related parties, and (ii) the Company and each of its Subsidiaries that files U.S. federal income tax returns has disclosed on its U.S. federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code. Neither the Company nor any of its Subsidiaries is, or is required to be, registered as a taxable person for purpose of value added Taxes or any similar indirect Tax. The Company and each Subsidiary has timely collected and properly maintained all resale certificates and other documentation required for any exemption from the collection of any applicable sales or use or similar Taxes that is claimed by the Company or applicable Subsidiary.

(b)          Availability of Tax Returns. The Company has made available to Parent complete and accurate copies of all federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of the Company or its Subsidiaries for any Tax period ending after January 1, 2017.

(c)          Withholding. The Company and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee, creditor, customer, shareholder, or other party (including, but not limited to, any withholding obligations arising out of or relating to the Pre-Closing Reorganization), and materially complied with all information reporting and backup withholding provisions of applicable Law.

(d)          Liens. There are no Liens for material Taxes upon the assets of the Company or any of its Subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company Financial Statements.

(e)          Tax Deficiencies and Audits. No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against the Company or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of the Company or any of its Subsidiaries.

(f)           Tax Jurisdictions. No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

(g)          Tax Rulings. Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(h)          Closing Agreements. Neither the Company nor any of its Subsidiaries is a party to any agreement with any Governmental Entity with respect to Taxes (including, but not limited to, any closing agreement within the meaning of Section 7121 of the Code).

(i)            Consolidated Groups, Transferee Liability, and Tax Agreements. Neither the Company nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis; (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).

(j)            Change in Accounting Method. Except as set forth in Section 3.06(j) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.

(k)          Post-Closing Tax Items. The Company and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for (i) any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (B) installment sale or open transaction disposition made on or prior to the Closing Date; (C) prepaid amount received on or prior to the Closing Date; (D) election under Section 108(i) of the Code; or (E), except as set forth in Section 3.06(k)(E) of the Company Disclosure Letter, a change of method of accounting, or use of an improper method of accounting made or used on or prior to the Closing Date, or (ii) any Tax period (or portion thereof) as a result of any deferred foreign income within the meaning of Section 965 of the Code.

(l)            Prior Activities. Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code and no election under Section 338 of the Code or any similar provision of applicable Law has been made or is required to be made by or with respect to the Company or its Subsidiaries.

(m)        Reportable Transactions. Neither the Company nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

(n)          FIRPTA. Neither the Company nor any of its Subsidiaries is, nor has ever been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code. No Company Member is a “foreign person” within the meaning of Sections 1445 and 7701 of the Code.

(o)          Foreign Activities. Neither the Company nor any of its Subsidiaries (i) has (or has ever had) any (A) place of management, (B) branch, (C) office (or any other place of business), (D) operations of employees, (E) agent with binding authority or (F) other activities, in each case that gives rise to a permanent establishment or taxable presence in any country other than the country where the Company or such Subsidiary was organized, (ii) has ever entered into a gain recognition agreement pursuant to Treasury Regulation 1.367(a)-8, and (iii) has ever transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code. Neither the Company nor any of its Subsidiaries has any item of income that could constitute (i) subpart F income within the meaning of Section 952 of the Code or (ii) global intangible low-taxed income within the meaning of Section 951A of the Code, in each case, for the period commencing on the first day of any Straddle Period and ending at the close of business on the Closing Date. No Company Subsidiary that is a controlled foreign corporation holds assets that constitute U.S. property within the meaning of Section 956 of the Code.

(p)          Transfer Pricing. The Company and each of its Subsidiaries is in compliance in all material respects with all applicable transfer pricing laws and regulations (including Section 482 of the Code and its corresponding Treasury Regulations and any corresponding provision of non-U.S. Laws), including the maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the Company and each Subsidiary.

(q)          Unclaimed Property. The Company and each of its Subsidiaries has (i) filed or caused to be filed with the appropriate Governmental Entity all material unclaimed property reports required to be filed and has remitted to the appropriate Governmental Entity all material unclaimed property required to be remitted, or (ii) delivered or paid all material unclaimed property to its original or proper recipient.

(r)           Leases of Property. No asset of the Company or any of its Subsidiaries is (i) required to be treated as being owned by any other Person pursuant to any provision of applicable Law (including, but not limited to, the “safe harbor” leasing provisions of Section 168(f)(8) of the Code, as in effect prior to the repeal of those “safe harbor” leasing provisions), (ii) subject to Section 168(g)(1)(A) of the Code, or (iii) subject to a disqualified leaseback or long-term lease agreement as defined in Section 467 of the Code.

(s)          “S Corporation” Status. The Company (and any predecessor of the Company) has been a validly electing “S corporation” within the meaning of Sections 1361 and 1362 of the Code (and under any analogous state or local Law) at all times since its inception and shall continue to be a valid “S corporation” for all Tax purposes up to the Merger. The Company has no potential liability for any Tax under Section 1374 of the Code and shall not be subject to Tax under Section 1374 of the Code in connection with the transactions contemplated by this Agreement. During the past 5 years, the Company has not (A) acquired assets from another corporation in a transaction in which the Company’s Tax basis for the acquired assets was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor or (B) acquired the stock of any corporation that is a "qualified subchapter S subsidiary" within the meaning of Section 1361(b)(3)(B) of the Code, except as set forth in Section 3.06(s) of the Company Disclosure Letter.

(t)           Joint Ventures. Other than the Company’s joint venture with Dock Square, neither the Company nor any of its Subsidiaries is a party to any joint venture, partnership or other agreement, contract or arrangement (whether written or oral) that could be treated as a partnership for U.S. federal income tax purposes, other than an entity that is wholly-owned, directly or indirectly, by the Company or any of its Subsidiaries.

(u)          Tax-Exempt Property. Neither the Company nor any of its Subsidiaries has “tax-exempt bond-financed property” or “tax-exempt use property,” within the meaning of Section 168(h) of the Code or any similar provision of applicable Law.

(v)          Employment Considerations. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or other arrangement that (i) results or could result in any amount that is not deductible under Sections 162, 280G, or 404 of the Code, or any similar provision of applicable Law or (ii) is or could become subject to Section 409A of the Code or any similar provision of applicable Law.

(w)         Subsidiaries. Each Company Subsidiary, at all times since its inception, has been classified as a partnership or a disregarded entity for U.S. federal income tax purposes. Except as set forth in Section 3.06(w) of the Company Disclosure Letter, the Company does not have, and has never had, a subsidiary that is a "qualified subchapter S subsidiary" within the meaning of Section 1361(b)(3)(B) of the Code.

(x)          Intended Tax Treatment. Neither the Company nor any of its Subsidiaries has taken or agreed to take any action, or is aware of the existence of any facts or circumstances, that could reasonably be expected to impede or prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 3.07       Intellectual Property.

(a)          Scheduled Company-Owned and Company-Licensed IP. Section 3.07(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Company-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Entity or authorized private registrar, including Patent registrations and patent applications for registration, Trademark registrations and pending applications for registration, Copyright registrations and pending applications for registration, social media accounts and usernames and internet domain names; (ii) material unregistered Company-Owned IP; and (iii) Company-Licensed IP.

(b)          Right to Use; Title. The Company or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Company-Owned IP, and has the valid and enforceable right to use all other Intellectual Property, including all Company-Licensed IP, used or held for use in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted and as proposed to be conducted (“Company IP”), in each case, free and clear of all Liens other than Permitted Liens.

(c)          Validity and Enforceability. The Company and its Subsidiaries’ rights in the Company-Owned IP are valid, subsisting, and enforceable. The Company and each of its Subsidiaries have taken reasonable steps to maintain the Company IP and to protect and preserve the confidentiality of all trade secrets included in the Company IP.

(d)          Non-Infringement. The conduct of the businesses of the Company and all of its Subsidiaries has not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person. To the Knowledge of the Company, no third party is infringing upon, violating, or misappropriating any Company IP.

(e)          IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of the Company, threatened: (i) alleging any infringement, misappropriation, or violation of the Intellectual Property of any Person by the Company or any of its Subsidiaries; or (ii) challenging the validity, enforceability, or ownership of any Company-Owned IP or the Company or any of its Subsidiaries’ rights with respect to any Company IP. The Company and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Company-Owned IP.

(f)           Information Systems. The software and other information technology that is owned or controlled by the Company and its Subsidiaries: (i) are in satisfactory working order, are substantially free from reproducible programming errors and from defects in workmanship and materials (other than customary bugs), and are scalable to meet current and reasonably anticipated capacity; (ii) have reasonably appropriate security, backups, disaster recovery arrangements, and hardware and software support and maintenance to minimize the risk of material error, breakdown, failure, or security breach occurring; (iii) are configured and maintained in accordance with accepted business practices to minimize the effects of viruses and malware; (iv) do not contain any malicious code, protective feature designed to prevent its use, including, without limitation, any computer virus, worm, software lock, drop dead device, Trojan horse routine, trap door, bomb or any other code or instruction created or inserted by or on behalf of the Company and its Subsidiaries that may be used to access, modify, delete, damage or disable it; and (v) have not suffered any error, breakdown, failure, or security breach that has caused disruption or damage to the operation of the business of Company and its Subsidiaries.

Section 3.08       Compliance; Permits.

(a)          Compliance. The Company and each of its Subsidiaries is and has been in compliance with all Laws or Orders applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is bound in all material respects. Since January 1, 2017, no Governmental Entity has issued any notice or notification stating that the Company or any of its Subsidiaries is not in compliance with any Law. Neither the Company nor any of its Subsidiaries has received written notice (or to the Knowledge of the Company, any other notice) from any Person asserting that it has failed to comply with such Person’s rules, protocols, policies and procedures relating to privacy and data use and protection. Except as set forth in Section 3.08(a) of the Company Disclosure Letter, no investigation by any state or federal regulatory agency has been commenced to the Knowledge of the Company. No action has been asserted or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries alleging a violation of any Person’s privacy or personal information or data rights.

(b)          Permits. The Company and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all permits, licenses, registrations, variances, clearances, consents, commissions, franchises, exemptions, orders, authorizations, and approvals from Governmental Entities (collectively, “Permits”). No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened. The Company and each of its Subsidiaries is and has been in compliance with the terms of all Permits.

Section 3.09       Litigation. Except as set forth in Section 3.09 of the Company Disclosure Letter, there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of the Company, any officer or director of the Company or any of its Subsidiaries in their capacities as such other than any such Legal Action that: (a) does not involve an amount in controversy in excess of $50,000; and (b) does not seek material injunctive or other material non-monetary relief. None of the Company or any of its Subsidiaries or any of their respective properties or assets is subject to any order, writ, assessment, decision, injunction, decree, ruling, or judgment (“Order”) of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent. To the Knowledge of the Company, there are no governmental inquiries or investigations, or internal investigations pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any officer or director of the Company.

Section 3.10       Brokers’ and Finders’ Fees. Except for fees payable to Raymond James & Associates, Inc. (the “Company Financial Advisor”), including (if applicable) attorneys’ fees, pursuant to an engagement letter listed in Section 3.10 of the Company Disclosure Letter, a correct and complete copy of which has been made available to Parent, neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

Section 3.11       Related Person Transactions. Except as set forth in Section 3.11 of the Company Disclosure Letter, there are, and since January 1, 2017, there have been, no Contracts, transactions, arrangements, or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer, or employee) thereof or any holder of 5% or more of any Company Securities.

Section 3.12       Employee Matters.

(a)          Schedule. Section 3.12(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, equity or equity-based awards, fringe, retirement, death, disability, or medical benefits or other employee benefits or remuneration of any kind, including each employment, termination, severance, retention, change in control, or consulting or independent contractor plan, program, arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former employee, independent contractor, consultant, or director of the Company or any of its Subsidiaries (each, a “Company Employee”), or with respect to which the Company or any Company ERISA Affiliate has or may have any Liability (collectively, the “Company Employee Plans”).

(b)          Documents. The Company has made available to Parent correct and complete copies (or, if a plan is not written, a written description) of all Company Employee Plans and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, and insurance contracts now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (ii) the most recent determination letter received regarding the tax-qualified status of each Company Employee Plan; (iii) the most recent financial statements for each Company Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent plan year for each Company Employee Plan; (v) the current summary plan description for each Company Employee Plan; and (vi) all actuarial valuation reports related to any Company Employee Plans.

(c)          Employee Plan Compliance. (i) Each Company Employee Plan (including any multiemployer plans within the meaning of Section 3(37) of ERISA (each a “Multiemployer Plan”)) has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) all the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination letters from the IRS and no such determination letter has been revoked nor has any such revocation been threatened, or with respect to a prototype plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) the Company and its Subsidiaries, where applicable, have timely made all contributions, benefits, premiums, and other payments required by and due under the terms of each Company Employee Plan and applicable Law and accounting principles, and all benefits accrued under any unfunded Company Employee Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) except to the extent limited by applicable Law, each Company Employee Plan can be amended, terminated, or otherwise discontinued in accordance with its terms, without material liability to Parent, the Merger Subs, the Company, or any of their respective Subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (v) there are no investigations, audits, inquiries, or Legal Actions pending or threatened by the IRS, U.S. Department of Labor, Health and Human Services, Equal Employment Opportunity Commission, or any similar Governmental Entity with respect to any Company Employee Plan; (vi) there are no material Legal Actions pending, or threatened with respect to any Company Employee Plan (in each case, other than routine claims for benefits); and (vii) neither the Company nor any of its Company ERISA Affiliates has engaged in a transaction that could subject the Company or any Company ERISA Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

(d)          Plan Liabilities. Neither the Company nor any Company ERISA Affiliate has: (i) incurred or reasonably expects to incur, either directly or indirectly, any liability under Title I or Title IV of ERISA, or related provisions of the Code or foreign Law relating to any Company Employee Plan and nothing has occurred that could reasonably be expected to constitute grounds under Title IV of ERISA to terminate, or appoint a trustee to administer, any Company Employee Plan; (ii) except for payments of premiums to the Pension Benefit Guaranty Corporation (“PBGC”) which have been timely paid in full, not incurred any liability to the PBGC in connection with any Company Employee Plan covering any active, retired, or former employees or directors of the Company or any Company ERISA Affiliate, including, without limitation, any liability under Sections 4069 or 4212(c) of ERISA or any penalty imposed under Section 4071 of ERISA, or ceased operations at any facility, or withdrawn from any such Company Employee Plan in a manner that could subject it to liability under Sections 4062, 4063 or 4064 of ERISA; (iii) failed to comply with Section 601 et. seq. of ERISA and Section 4980B of the Code; or (iv) incurred any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Sections 4201 or 4204 of ERISA to any Multiemployer Plan and nothing has occurred that presents a material risk of the occurrence of any withdrawal from or the partition, termination, reorganization, or insolvency of any such Multiemployer Plan which could result in any liability of the Company or any Company ERISA Affiliate to any such Multiemployer Plan. No complete or partial termination of any Company Employee Plan has occurred or is expected to occur.

(e)          Certain Company Employee Plans. Except as set forth in Section 3.12(e) of the Company Disclosure Letter, with respect to each Company Employee Plan:

(i)            no such plan is a Multiemployer Plan or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither the Company nor any of its Company ERISA Affiliates has now or at any time within the previous six years contributed to, sponsored, maintained, or had any liability or obligation in respect of any such Multiemployer Plan or multiple employer plan;

(ii)          no Legal Action has been initiated by the PBGC to terminate any such Company Employee Plan or to appoint a trustee for any such Company Employee Plan;

(iii)         no Company Employee Plan is subject to the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and none of the assets of the Company or any Company ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code; and

(iv)         no “reportable event,” as defined in Section 4043 of ERISA, has occurred, or is reasonably expected to occur, with respect to any such Company Employee Plan.

(f)           No Post-Employment Obligations. Except as set forth in Section 3.12(f) of the Company Disclosure Letter, no Company Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither the Company nor any Company ERISA Affiliate has any Liability to provide post-termination or retiree health benefits to any person or ever represented, promised, or contracted to any Company Employee (either individually or to Company Employees as a group) or any other person that such Company Employee(s) or other person would be provided with post-termination or retiree health benefits, except to the extent required by COBRA or other applicable Law.

(g)          Potential Governmental or Lawsuit Liability. Other than routine claims for benefits: (i) there are no pending or threatened claims by or on behalf of any participant in any Company Employee Plan, or otherwise involving any Company Employee Plan or the assets of any Company Employee Plan; and (ii) no Company Employee Plan is presently or has within the three years prior to the date hereof, been the subject of an examination or audit by a Governmental Entity or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction, or similar program sponsored by any Governmental Entity.

(h)          Section 409A Compliance. Each Company Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations).

(i)            Health Plan Compliance. Each of the Company and its Subsidiaries complies in all material respects with the applicable requirements of COBRA or any similar state statute with respect to each Company Employee Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code or such state statute.

(j)            Effect of Transaction. Neither the execution or delivery of this Agreement, the consummation of the Merger, nor any of the other transactions contemplated by this Agreement will (either alone or in combination with any other event): (i) entitle any current or former director, employee, contractor, or consultant of the Company to severance pay or any other payment; (ii) accelerate the timing of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Company Employee Plan; or (iv) increase the amount payable or result in any other material obligation pursuant to any Company Employee Plan. The Company Members have not authorized any payment to be made on completion of or in connection with the execution or delivery of this Agreement, the consummation of the Merger, or other transactions contemplated by this Agreement, and no such payments will be due or obligation incurred.

(k)          Employment Law Matters. Except as set forth in Section 3.12(k) of the Company Disclosure Letter, the Company and each of its Subsidiaries is in compliance with all applicable Laws and agreements regarding hiring, employment, collective bargaining, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Company Employees and contingent workers.

(l)            Labor. Neither Company nor any of its Subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations. No material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed within the United States is pending, threatened, or has occurred in the last two years, and, to the Knowledge of the Company, no material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed outside the United States is pending, threatened, or has occurred in the last two years. None of the Company Employees is represented by a labor organization, work council, or trade union and, to the Knowledge of the Company, there is no organizing activity, Legal Action, election petition, union card signing or other union activity, or union corporate campaigns of or by any labor organization, trade union, or work council directed at the Company or any of its Subsidiaries, or any Company Employees. There are no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law.

Section 3.13       Real Property and Personal Property Matters.

(a)          Owned Real Estate. The Company or one or more of its Subsidiaries has good and marketable fee simple title to the Company-Owned Real Estate free and clear of any Liens other than Permitted Encumbrances. Section 3.13(a) of the Company Disclosure Letter contains a true and complete list by address and legal description of the Company-Owned Real Estate as of the date hereof. The Company has delivered to Parent a true and complete copy of all books and records maintained by the Company and the Company’s property manager in connection with the operation of the Company-Owned Real Estate reflected in Section 3.13(a) of the Company Disclosure Letter as remaining with the Company at Closing, including, without limitation, copies of all building plans, engineering, zoning, environmental and title reports, title policies and surveys, relating to the Company-Owned Real Estate. Such title policies will continue after the Effective Time, with Merger Sub 1 and Merger Sub 2, as applicable, being covered as insured under such policies as successors to the Company. Neither the Company nor any of its Subsidiaries: (i) lease or grant any Person the right to use or occupy all or any part of the Company-Owned Real Estate, except as set forth in Section 3.13(a)(i) of the Company Disclosure Letter; (ii) has granted any Person an option, right of first offer, or right of first refusal to purchase such Company-Owned Real Estate or any portion thereof or interest therein; or (iii) has received written notice of any violations or any pending, and to the Knowledge of the Company threatened, condemnation proceeding affecting any Company-Owned Real Estate or any portion thereof or interest therein. Neither the Company nor any Subsidiary is a party to any agreement or option to purchase any real property or interest therein.

(b)          Leased Real Estate. The Company does not as of the date hereof lease any real property. Neither the Company nor any Subsidiary is a party to any agreement or option to lease any real property or interest therein.

(c)          Real Estate Used in the Business. The Company-Owned Real Estate identified in Section 3.13(a) of the Company Disclosure Letter and the Company-Leased Real Estate identified in Section 3.13(b) of the Company Disclosure Letter comprise all of the real property used or intended to be used in, or otherwise related to, the business of the Company or any of its Subsidiaries.

(d)          Personal Property. The Company and each of its Subsidiaries are in possession of and have good and marketable title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures, and other tangible personal property and assets owned, leased, or used by the Company or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens.

Section 3.14       Environmental Matters.

(a)          The Company and its Subsidiaries are, and have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of the Company and its Subsidiaries as currently conducted.

(b)          Neither the Company nor any of its Subsidiaries has disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from any real property currently or, to the Knowledge of the Company, formerly owned, leased, or operated by it or any of its Subsidiaries or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to the Company or any of its Subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.

(c)          Neither the Company nor any of its Subsidiaries has: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any Hazardous Substances, except in compliance with Environmental Laws, at any Real Estate; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.

(d)          Neither the Company nor any of its Subsidiaries has received written notice of and there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. Neither the Company nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.

(e)          Neither the Company nor any of its Subsidiaries has expressly assumed or retained any Liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 3.15       Material Contracts.

(a)          Material Contracts. For purposes of this Agreement, “Company Material Contract” shall mean the following to which the Company or any of its Subsidiaries is a party or any of the respective assets are bound (excluding any Leases):

(i)            any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K);

(ii)          any employment or consulting Contract (in each case with respect to which the Company or any of its Subsidiaries has continuing obligations as of the date hereof) with any current or former (A) officer of the Company or any of its Subsidiaries, (B) Company Member as of the date hereof, or (C) Company Employee providing for an annual base salary or payment in excess of $100,000;

(iii)         any Contract providing for indemnification or any guaranty by the Company or any Subsidiary thereof, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than (A) any guaranty by the Company or a Subsidiary thereof of any of the obligations of (1) the Company or another wholly-owned Subsidiary thereof or (2) any Subsidiary (other than a wholly-owned Subsidiary) of the Company that was entered into in the ordinary course of business pursuant to or in connection with a customer Contract, or (B) any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;

(iv)         any Contract that purports to limit in any material respect the right of the Company or any of its Subsidiaries (or, at any time after the consummation of the Merger, the Surviving Company or any of its Subsidiaries) to (A) engage in any line of business, (B) compete with any Person or solicit any client or customer, or (C) operate in any geographical location;

(v)          any Contract entered into on or after January 1, 2017 relating to the disposition or acquisition, directly or indirectly (by merger, sale of equity, sale of assets, or otherwise), by the Company or any of its Subsidiaries of assets or membership interests or other equity interests of any Person, in each case with a fair market value in excess of $100,000;

(vi)         any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any material assets, rights, or properties of the Company or any of its Subsidiaries;

(vii)        any Contract that contains any provision that requires the purchase of all or a material portion of the Company’s or any of its Subsidiaries’ requirements for a given product or service from a given third party, which product or service is material to the Company and its Subsidiaries, taken as a whole;

(viii)       any Contract that obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger will obligate Company, the Surviving Company, or any of their respective Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party;

(ix)         any partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any material joint venture, partnership, or limited liability company, other than any such Contract solely between the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;

(x)          any mortgages, indentures, guarantees, loans, or credit agreements, security agreements, or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender, in each case in excess of $100,000, other than (A) accounts receivables and payables, and (B) loans to Affiliates of the Company;

(xi)         any employee collective bargaining agreement or other Contract with any labor union;

(xii)        any Company IP Agreement;

(xiii)       any license or similar Contract with respect to any Company or Subsidiary location;

(xiv)      any other Contract under which the Company or any of its Subsidiaries is obligated to make payment or incur costs in excess of $100,000 in any year and which is not otherwise described in clauses (i)–(xii) above;

(xv)       any material Contracts with Company Selected Customers; or

(xvi)      any Contract which is not otherwise described in clauses (i)-(xiii) above that is material to the Company and its Subsidiaries, taken as a whole.

(b)          Schedule of Material Contracts; Documents. Section 3.15(b) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all Company Material Contracts. The Company has made available to Parent true, correct and complete copies of all Company Material Contracts, including any amendments thereto. Except as set forth in Section 3.15(b) of the Company Disclosure Letter, none of the Company or its Subsidiaries will have any responsibilities, obligations or liabilities, contractual or otherwise, arising under any change of control provision of any Contract as a result of any of the transactions contemplated hereunder, including the Merger.

(c)          No Breach. (i) All the Company Material Contracts are valid, legal, and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Company Material Contract; (iii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party is in breach, or has received written notice of breach, of any Company Material Contract; and (iv) neither the Company nor any of its Subsidiaries has received written notice of termination, cancellation, material reduction of services or non-renewal that is currently in effect with respect to any Material Contract and, to the Knowledge of the Company, no other party to a Material Contract plans to terminate, cancel or not renew, or materially reduce the services provided to it under, any such Material Contract.

Section 3.16       Insurance. Section 3.16 of the Company Disclosure Letter sets forth (a) a list of each insurance policy and fidelity bond which covers the Company, its Subsidiaries, their respective properties and assets (including in respect of Real Estate) or any director, officer or employee of the Company or its Subsidiaries, including without limitation each workers’ compensation policy (the “Company Policies”) and (b) a list of all pending claims and the claims history for the Company and its Subsidiaries since January 1, 2017. There are no pending claims under any of the Company Policies as to which coverage has been questioned, denied or disputed by the insurer or in respect of which the insurer has reserved its rights. All premiums due under the Company Policies have been paid in full or, with respect to premiums not yet due, accrued. The Company does not have any Liability to any Person with respect to the Company Policies or insurance policies issued in its favor at any time previously. All of the Company Policies are in full force and effect and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of the Company Policies. To the Knowledge of the Company: (i) no insurer of the Company Policies has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any of the Company Policies, nor has the Company received any notice that an insurer intends to materially reduce the level of coverage under any Company Policy. To the Company’s Knowledge, the consummation of the transactions contemplated by this Agreement is not reasonably likely to adversely affect the relationship of the Company with any of its insurers.

Section 3.17       Proxy Statement. None of the information furnished by the Company to Parent expressly for inclusion or incorporation by reference in the letter to the shareholders, notice of meeting, proxy statement, and forms of proxy (collectively, the “Proxy Statement”), to be filed by Parent with the SEC in connection with the Merger, will, at the date it is first mailed to Parent’s shareholders or at the time of the Parent Shareholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 3.18       Anti-Corruption Matters. Since January 1, 2017, none of the Company, any of its Subsidiaries or any director, officer or, to the Knowledge of the Company, employee or agent of the Company or any of its Subsidiaries has: (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful payments relating to an act by any Governmental Entity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment under any applicable Law relating to anti-corruption, bribery, or similar matters. Since January 1, 2017, neither the Company nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Knowledge of the Company, no Governmental Entity is investigating, examining, or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.

Section 3.19       Customers. Section 3.19 of the Company Disclosure Letter sets forth a complete and accurate list of the ten (10) largest customers of the Company and its Subsidiaries based on revenues during the year ended December 31, 2018 (the “Company Selected Customers”). Such revenue amounts are also set forth on Section 3.19 of the Company Disclosure Letter. Since June 30, 2018, no Company Selected Customer has canceled or terminated its relationship with, or materially reduced its level of business with, the Company and its Subsidiaries or notified the Company or its Subsidiaries in writing of an intent to cancel, terminate its relationship or, to the Company’s Knowledge (without the requirement of inquiry to the Company Selected Customer), intends to materially reduce its level of business with the Company and its Subsidiaries. To the Company’s Knowledge, the consummation of the transactions contemplated by this Agreement is not reasonably expected to adversely affect the relationship of the Company and its Subsidiaries with any of the Company Selected Customers.

ARTICLE IV
Representations and Warranties of Parent and the Merger Subs

Except as set forth in the correspondingly numbered Section of the disclosure letter, dated as of the date hereof and delivered by Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Letter”), Parent and the Merger Subs hereby represent and warrant to the Company as of the date hereof and as of the Closing Date, except to the extent that certain representations and warranties are limited to a certain date set forth in the applicable Section, as follows:

Section 4.01       Organization; Standing and Power; Charter Documents; Subsidiaries.

(a)          Organization; Standing and Power. Parent and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization set forth in Section 4.01(a) of the Parent Disclosure Letter, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of Parent and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect.

(b)          Charter Documents and Settlement Agreement. Parent has delivered or made available to the Company a true and correct copy of the articles of incorporation, articles of organization, bylaws, operating agreement or like organizational documents, each as amended to date (collectively, the “Charter Documents”), of Parent and each of its Subsidiaries. Neither Parent nor any of its Subsidiaries is in violation of any of the provisions of its Charter Documents. Parent has delivered or made available to the Company a true and correct copy of the Settlement Agreement. Neither Parent nor any of its Subsidiaries is in violation of any of the provisions of the Settlement Agreement. Parent will have no further obligations under the Settlement Agreement at the Effective Time.

(c)          Subsidiaries. Section 4.01(c)(i) of the Parent Disclosure Letter lists each of the Subsidiaries of Parent as of the date hereof and its place of organization. Section 4.01(c)(ii) of the Parent Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by Parent: (i) the number and type of any capital stock of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof; and (ii) the number and type of shares of capital stock of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by Parent. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of Parent that is owned directly or indirectly by Parent have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (A) imposed by applicable securities Laws; or (B) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of Parent. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Parent does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

(d)          Merger Sub 1 and Merger Sub 2. Each of Merger Sub 1 and Merger Sub 2 (i) was formed solely for the purpose of entering into the transactions contemplated by this Agreement, (ii) since the date of its formation, has not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto and (iii) solely with respect to Merger Sub 2, since the date of its formation, has been properly treated as disregarded as an entity separate from its owner for United States federal and applicable state and local income tax purposes, and no election has ever been made under Treasury Regulations Section 301.7701–3, or any similar provision of state or local Tax law, to treat Merger Sub 2, as an association taxable as a corporation for income Tax purposes.

Section 4.02       Capital Structure.

(a)          Capital Stock. The authorized capital stock of Parent consists of: (i) 8,333,333 shares of Parent Common Stock; and (ii) 416,666 shares of preferred stock, par value $0.001 per share (the “Parent Preferred Stock”). As of the close of business on the date prior to the date of this Agreement: (A) 4,629,331 shares of Parent Common Stock were issued and outstanding; (B) 3,704,002 shares of Parent Common Stock were authorized but unissued; (C) no shares of Parent Preferred Stock were issued and outstanding; and (D) no shares of Parent Preferred Stock were authorized but unissued. All of the outstanding shares of capital stock of Parent are, and all shares of capital stock of Parent which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to any pre-emptive rights. No Subsidiary of Parent owns any shares of Parent Common Stock. The Merger Sub 1 Capital Stock and the Merger Sub 2 Membership Interests are as set forth in Section 4.02(a) of the Parent Disclosure Letter. None of such Merger Sub 1 Capital Stock or Merger Sub 2 Membership Interests are subject to any pre-emptive rights. No Subsidiary of Merger Sub 1 owns any Merger Sub 1 Capital Stock. No Subsidiary of Merger Sub 2 owns any Merger Sub 2 Membership Interests.

(b)          Convertible Securities; Stock Awards.

(i)            As of the date hereof, except as set forth in Section 4.02(b) of the Parent Disclosure Letter, there are no outstanding: (A) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of Parent; (B) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) Parent; or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of Parent, in each case that have been issued by Parent or its Subsidiaries (the items in clauses (A), (B), and (C), together with the capital stock of Parent, being referred to collectively as “Parent Securities”). All outstanding shares of Parent Common Stock and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of Parent, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

(ii)          There are no outstanding Contracts requiring Parent or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Parent Securities or Parent Subsidiary Securities. Except for the Shareholder Voting Agreements, neither Parent nor any of its Subsidiaries is a party to any voting agreement with respect to any Parent Securities or Parent Subsidiary Securities.

(c)          Voting Debt. No bonds, debentures, notes, or other indebtedness issued by Parent or any of its Subsidiaries: (i) having the right to vote on any matters on which shareholders or equityholders of Parent or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of Parent or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”).

(d)          Parent Subsidiary Securities. As of the date hereof, 100% of the Merger Sub 1 Capital Stock and of the Merger Sub 2 Membership Interests are owned by Parent. As of the date hereof, there are no outstanding: (i) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of Parent; (ii) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of Parent; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of Parent, in each case that have been issued by a Subsidiary of Parent (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Parent Subsidiary Securities”).

(e)          Assets, Liabilities and Operations. As of the date hereof, the Merger Subs have no operations and do not have, directly or indirectly, any assets or liabilities.

Section 4.03       Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

(a)          Authority. Each of Parent, Merger Sub 1 and Merger Sub 2 has all requisite corporate or limited liability company power and authority, as applicable, to enter into and deliver this Agreement, to perform its obligations hereunder, subject to, in the case of the consummation of the Merger, the affirmative vote or consent of the holders of a majority of the outstanding shares of Parent Common Stock approving the amendment of Parent’s articles of incorporation to increase the authorized shares of Parent Common Stock and change the name of Parent to “HireQuest, Inc.”, the issuance of the Parent Common Stock pursuant to this Agreement and the resulting change of control pursuant to Nasdaq listing rules (collectively, the “Requisite Parent Vote”), and, in the case of the Conversion, the affirmative vote or consent of the holders of a majority of the outstanding shares of Parent Common Stock approving the Conversion (the “Conversion Vote”), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Parent and the Merger Subs, and the consummation by Parent and the Merger Subs of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action or limited liability company action on the part of Parent and the Merger Subs, as applicable, and no other corporate or limited liability company proceeding on the part of Parent or the Merger Subs, as applicable, are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to the receipt of the Requisite Parent Vote and the Conversion Vote. The Requisite Parent Vote is the only vote or consent of the holders of any class or series of Parent’s capital stock necessary to approve the Merger and consummate the Merger and the other transactions contemplated hereby (except for the Conversion). The Conversion Vote is the only vote necessary to approve the Conversion, but is not required or necessary to consummate the Merger. This Agreement has been duly executed and delivered by Parent and the Merger Subs and, assuming due execution and delivery by the Company, constitutes the legal, valid, and binding obligation of Parent and the Merger Subs, enforceable against Parent and the Merger Subs in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b)          Non-Contravention. The execution, delivery, and performance of this Agreement by Parent and the Merger Subs, and the consummation by Parent and the Merger Subs of the transactions contemplated by this Agreement, including the Merger and the Shareholder Voting Agreements, do not and will not: (i) subject to obtaining the Requisite Parent Vote, contravene or conflict with, or result in any violation or breach of, the Charter Documents of Parent or any of its Subsidiaries or the Settlement Agreement; (ii) assuming that all Consents contemplated by clauses (i) through (iii) of Section 4.03(c) have been obtained or made and, in the case of the consummation of the Merger, obtaining the Requisite Parent Vote, conflict with or violate any Law applicable to Parent, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in Parent’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which Parent or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of Parent or any of its Subsidiaries.

(c)          Governmental Consents. No Consent of any Governmental Entity is required to be obtained or made by Parent or the Merger Subs in connection with the execution, delivery, and performance by Parent or the Merger Subs of this Agreement or the consummation by Parent or the Merger Subs of the Merger and other transactions contemplated hereby, except for: (i) the filing of the First Merger Certificate with the Secretary of State of the State of Florida; (ii) the filing of the Second Merger Certificate with the Secretary of State of the State of Florida; (iii) the filing of the Certificate of Conversion with the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington in connection with the Conversion, if the Conversion Vote is attained; (iv) the filing and acceptance of the Proxy Statement in definitive form with the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement; and (v) the other Consents of Governmental Entities listed in Section 4.03(c) of the Parent Disclosure Letter (the “Other Parent Governmental Approvals”).

(d)          Board Approval. The Parent Board, by resolutions duly adopted by a vote at a meeting of all directors of Parent duly called and held and, not subsequently rescinded or modified in any way, has unanimously: (i) determined that this Agreement and the transactions contemplated hereby, including the Conversion and the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and Parent’s shareholders; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Conversion and the Merger, upon the terms and subject to the conditions set forth herein; (iii) directed that the Conversion, the amendment of Parent’s articles of incorporation to increase the authorized shares of Parent Common Stock and to change the name of Parent to “HireQuest, Inc.”, the issuance of shares of Parent Common Stock pursuant to this Agreement and the related change of control pursuant to Nasdaq listing rules be submitted to a vote of the Parent shareholders for approval at the Parent Shareholders Meeting; and (iv) resolved to recommend that Parent shareholders vote in favor of such approval in accordance with the WBCA (collectively, the “Parent Board Recommendation”).

(e)          Merger Subs Approval. Parent, as sole member or sole shareholder, as applicable, of each of the Merger Subs, has: (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Merger Subs and Parent; and (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, in each case in accordance with the FBCA and the FRLLCA;

(f)           Anti-Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any Laws applicable to Parent is applicable to this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

Section 4.04       SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

(a)          SEC Filings. Parent has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2016 (the “Parent SEC Documents”). True, correct, and complete copies of all Parent SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”). To the extent that any Parent SEC Document available on EDGAR contains redactions pursuant to a request for confidential treatment or otherwise, Parent has made available to the Company the full text of all such Parent SEC Documents that it has so filed or furnished with the SEC. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Parent SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”), and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents. None of the Parent SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in Section 4.04(a) of the Parent Disclosure Letter, to the Knowledge of Parent, none of the Parent SEC Documents is, nor is Parent, the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Parent SEC Documents. None of Parent's Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC.

(b)          Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in shareholders’ equity, and cash flows of Parent and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material).

(c)          Internal Controls. Parent has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Parent and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of Parent and its Subsidiaries are being made only in accordance with appropriate authorizations of Parent’s management and the Parent Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets of Parent and its Subsidiaries.

(d)          Disclosure Controls and Procedures. Parent’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Parent required under the Exchange Act with respect to such reports. Neither Parent nor, to the Knowledge of Parent, Parent’s independent registered public accounting firm has identified or been made aware of: (i) any “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by Parent and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves Parent’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by Parent and its Subsidiaries.

(e)          Undisclosed Liabilities. The unaudited balance sheet of Parent dated as of December 28, 2018 which has been delivered to the Company is hereinafter referred to as the “Parent Balance Sheet.” Neither Parent nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in Parent Balance Sheet (including in the notes thereto); (ii) were incurred since the date of Parent Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.

(f)           Off-Balance Sheet Arrangements. Except as described in Parent SEC Documents filed as of the date that is two business days prior to the date of this Agreement, neither Parent nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among Parent or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act).

(g)          Sarbanes-Oxley Compliance. Each of the principal executive officer and the principal financial officer of Parent (or each former principal executive officer and each former principal financial officer of Parent, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to Parent SEC Documents, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Parent is also in compliance with all of the other applicable provisions of the Sarbanes-Oxley Act.

Section 4.05       Absence of Certain Changes or Events. Since the date of Parent Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of Parent and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred:

(a)          any Parent Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; or

(b)          any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01.

Section 4.06       Taxes.

(a)          Tax Returns and Payment of Taxes. Parent and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither Parent nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All material Taxes due and owing by Parent or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, Parent has made an adequate provision for such Taxes in Parent’s financial statements included in the Parent SEC Documents (in accordance with GAAP). Parent’s most recent financial statements included in the Parent SEC Documents reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by Parent and its Subsidiaries through the date of such financial statements. Neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of Parent’s most recent financial statements included in the Parent SEC Documents outside of the ordinary course of business or otherwise inconsistent with past practice. Parent and each of its Subsidiaries has (i) filed all reports and has created and retained all records required under Code Section 6038A with respect to its ownership by, and transactions with, related parties, and (ii) Parent and each of its Subsidiaries that files U.S. federal income tax returns has disclosed on its U.S. federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code. Neither Parent nor any of its Subsidiaries is, or is required to be, registered as a taxable person for purpose of value added Taxes or any similar indirect Tax. Parent and each Subsidiary has timely collected and properly maintained all resale certificates and other documentation required for any exemption from the collection of any applicable sales or use or similar Taxes that is claimed by Parent or applicable Subsidiary.

(b)          Availability of Tax Returns. Parent has made available to the Company complete and accurate copies of all federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of Parent or its Subsidiaries for any Tax period ending after January 1, 2017.

(c)          Withholding. Parent and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Parent Employee, creditor, customer, shareholder, or other party, and materially complied with all information reporting and backup withholding provisions of applicable Law.

(d)          Liens. There are no Liens for material Taxes upon the assets of Parent or any of its Subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in Parent’s most recent financial statements included in Parent SEC Documents.

(e)          Tax Deficiencies and Audits. No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against Parent or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of Parent or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of Parent or any of its Subsidiaries.

(f)           Tax Jurisdictions. Except as set forth in Section 4.06(f) of the Parent Disclosure Letter, no claim has ever been made in writing by any taxing authority in a jurisdiction where Parent and its Subsidiaries do not file Tax Returns that Parent or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

(g)          Tax Rulings. Neither Parent nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(h)          Closing Agreements. Neither Parent nor any of its Subsidiaries is a party to any agreement with any Governmental Entity with respect to Taxes (including, but not limited to, any closing agreement within the meaning of Section 7121 of the Code).

(i)            Consolidated Groups, Transferee Liability, and Tax Agreements. Neither Parent nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis; (ii) has any material liability for Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).

(j)            Change in Accounting Method. Neither Parent nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.

(k)          Post-Closing Tax Items. Parent and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for (i) any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (B) installment sale or open transaction disposition made on or prior to the Closing Date; (C) prepaid amount received on or prior to the Closing Date; or (D) election under Section 108(i) of the Code; or (E) a change of method of accounting, or use of an improper method of accounting made or used on or prior to the Closing Date, or (ii) any Tax period (or portion thereof) as a result of any deferred foreign income within the meaning of Section 965 of the Code.

(l)            Prior Activities. Neither Parent nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code and no election under Section 338 of the Code or any similar provision of applicable law has been made or required to be made by or with respect to Parent or its Subsidiaries.

(m)        Reportable Transactions. Neither Parent nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

(n)          FIRPTA. Neither Parent nor any of its Subsidiaries is, nor has ever been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

(o)          Foreign Activities. Neither Parent nor any of its Subsidiaries (i) has (or has ever had) any (A) place of management, (B) branch, (C) office (or any other place of business), (D) operations of employees, (E) agent with binding authority or (F) other activities, in each case that gives rise to a permanent establishment or taxable presence in any country other than the country where Parent or such Subsidiary was organized, (ii) has never entered into a gain recognition agreement pursuant to Treasury Regulation 1.367(a)-8, and (iii) has never transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code. Neither Parent nor any of its Subsidiaries has any item of income that could constitute (i) subpart F income within the meaning of Section 952 of the Code or (ii) global intangible low-taxed income within the meaning of Section 951A of the Code, in each case, for the period commencing on the first day of any Straddle Period and ending at the close of business on the Closing Date. No Parent Subsidiary that is a controlled foreign corporation holds assets that constitute U.S. property within the meaning of Section 956 of the Code.

(p)          Transfer Pricing. Parent and each of its Subsidiaries is in compliance in all material respects with all applicable transfer pricing laws and regulations (including Section 482 of the Code and its corresponding Treasury Regulations and any corresponding provision of non-U.S. Law), including the maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of Parent and each Subsidiary.

(q)          Unclaimed Property. Parent and each of its Subsidiaries has (i) filed or caused to be filed with the appropriate Governmental Entity all material unclaimed property reports required to be filed and has remitted to the appropriate Governmental Entity all material unclaimed property required to be remitted, or (ii) delivered or paid all material unclaimed property to its original or proper recipient.

(r)           Leases of Property. No asset of Parent or any of its Subsidiaries is (i) required to be treated as being owned by any other Person pursuant to any provision of applicable Law (including, but not limited to, the “safe harbor” leasing provisions of Section 168(f)(8) of the Code, as in effect prior to the repeal of those “safe harbor” leasing provisions), (ii) subject to Section 168(g)(1)(A) of the Code, or (iii) subject to a disqualified leaseback or long-term lease agreement as defined in Section 467 of the Code.

(s)          Joint Ventures. Neither Parent nor any of its Subsidiaries is a party to any joint venture, partnership or other agreement, contract or arrangement (whether written or oral) that could be treated as a partnership for federal income tax purposes, other than an entity that is wholly-owned, directly or indirectly, by Parent or any of its Subsidiaries.

(t)           Tax-Exempt Property. Neither Parent nor any of its Subsidiaries has “tax-exempt bond-financed property” or “tax-exempt use property,” within the meaning of Section 168(h) of the Code or any similar provision of applicable Law.

(u)          Employment Considerations. Neither Parent nor any of its Subsidiaries is a party to any contract, agreement or other arrangement that (i) results or could result in any amount that is not deductible under Sections 162, 280G, or 404 of the Code, or any similar provision of applicable Law or (ii) violates Section 409A of the Code or any similar provision of applicable Law.

(v)          Intended Tax Treatment. Neither Parent nor any of its Subsidiaries has taken or agreed to take any action, or is aware of the existence of any facts or circumstances, that could reasonably be expected to impede or prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 4.07       Intellectual Property.

(a)          Scheduled Parent-Owned and Parent-Licensed IP. Section 4.07(a) of the Parent Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Parent-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Entity or authorized private registrar, including Patent registrations and pending applications for registration, Trademark registrations and pending applications for registration, Copyright registrations and pending applications for registration, social media accounts and usernames and internet domain names; (ii) material unregistered Parent-Owned IP; and (iii) Parent-Licensed IP.

(b)          Right to Use; Title. Parent or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to Parent-Owned IP, and has the valid and enforceable right to use all other Intellectual Property, including all Parent-Licensed IP, used or held for use in or necessary for the conduct of the business of Parent and its Subsidiaries as currently conducted and as proposed to be conducted (“Parent IP”), in each case free and clear of all liens other than Permitted Liens.

(c)          Validity and Enforceability. Parent and its Subsidiaries’ rights in Parent-Owned IP are valid, subsisting, and enforceable. Parent and each of its Subsidiaries have taken reasonable steps to maintain Parent IP and to protect and preserve the confidentiality of all trade secrets included in Parent IP.

(d)          Non-Infringement. The conduct of the businesses of Parent and all of its Subsidiaries has not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person. To the Knowledge of Parent, no third party is infringing upon, violating, or misappropriating any Parent IP.

(e)          IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of Parent, threatened: (i) alleging any infringement, misappropriation, or violation of the Intellectual Property of any Person by Parent or any of its Subsidiaries; or (ii) challenging the validity, enforceability, or ownership of any Parent-Owned IP or Parent or any of its Subsidiaries’ rights with respect to any Parent IP. Parent and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Parent-Owned IP.

(f)           Information Systems. The software and other information technology that is owned or controlled by Parent and its Subsidiaries: (i) are in satisfactory working order, are substantially free from reproducible programming errors and from defects in workmanship and materials (other than customary bugs), and are scalable to meet current and reasonably anticipated capacity; (ii) have reasonably appropriate security, backups, disaster recovery arrangements, and hardware and software support and maintenance to minimize the risk of material error, breakdown, failure, or security breach occurring; (iii) are configured and maintained in accordance with accepted business practices to minimize the effects of viruses and malware; (iv) do not contain any malicious code, protective feature designed to prevent its use, including, without limitation, any computer virus, worm, software lock, drop dead device, Trojan horse routine, trap door, bomb or any other code or instruction created or inserted by or on behalf of Parent and its Subsidiaries that may be used to access, modify, delete, damage or disable it; and (v) have not suffered any error, breakdown, failure, or security breach that has caused damage or significant disruption to the operation of the business of Parent and its Subsidiaries.

Section 4.08       Compliance; Permits.

(a)          Compliance. Except as set forth in Section 4.08 of the Parent Disclosure Letter, Parent and each of its Subsidiaries is and has been, in all material respects, in compliance with, all Laws or Orders applicable to Parent or any of its Subsidiaries or by which Parent or any of its Subsidiaries or any of their respective businesses or properties is bound. Except as set forth in Section 4.08 of the Parent Disclosure Letter, since January 1, 2017, no Governmental Entity has issued any notice or notification stating that Parent or any of its Subsidiaries is not in compliance with any Law. Neither Parent nor any of its Subsidiaries has received written notice (or to the Knowledge of Parent, any other notice) from any Person asserting that it has failed to comply with such Person’s rules, protocols, policies and procedures relating to privacy and data use and protection. Except as described in Parent SEC Documents filed as of the date that is two business days prior to the date of this Agreement or as otherwise set forth in Section 4.04(a) and Section 4.08 of the Parent Disclosure Letter, no investigation by any state or federal regulatory agency has been commenced to the Knowledge of Parent. No action has been asserted or, to the Knowledge of Parent, threatened against Parent or its Subsidiaries alleging a violation of any Person’s privacy or personal information or data rights.

(b)          Permits. Parent and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all Permits. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of Parent or any of its Subsidiaries is pending or, to the Knowledge of Parent, threatened. Parent and each of its Subsidiaries is and has been in compliance with the terms of all Permits.

Section 4.09       Litigation. Except as set forth in Section 4.09 of the Parent Disclosure Letter, there is no Legal Action pending, or to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of Parent, any officer or director of Parent or any of its Subsidiaries in their capacities as such other than any such Legal Action that: (a) does not involve an amount in controversy in excess of $50,000; and (b) does not seek material injunctive or other material non-monetary relief. None of Parent or any of its Subsidiaries or any of their respective properties or assets is subject to any Order of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent. To the Knowledge of Parent, other than as listed in Section 4.04(a) and Section 4.09 of the Parent Disclosure Letter, there are no SEC inquiries or investigations, other governmental inquiries or investigations, or internal investigations pending or, to the Knowledge of Parent, threatened, in each case regarding any accounting practices of Parent or any of its Subsidiaries or any malfeasance by any officer or director of Parent.

Section 4.10       Brokers’ and Finders’ Fees. Except for fees payable to D.A. Davidson & Co. (the “Parent Financial Advisor”), including (if applicable) attorneys’ fees, pursuant to an engagement letter listed in Section 4.10 of the Parent Disclosure Letter, a correct and complete copy of which has been provided to the Company, neither Parent nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

Section 4.11       Related Person Transactions. Except as described in Parent SEC Documents filed as of the date hereof, there are, and since January 1, 2017, there have been, no Contracts, transactions, arrangements, or understandings between Parent or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer, or employee) thereof or any holder of 5% or more of the shares of Parent Common Stock, but not including any wholly-owned Subsidiary of Parent, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in Parent’s Form 10-K or proxy statement pertaining to an annual meeting of shareholders.

Section 4.12       Employee Matters.

(a)          Schedule. Section 4.12(a) of the Parent Disclosure Letter contains a true and complete list, as of the date hereof, of each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, retirement, death, disability, or medical benefits or other employee benefits or remuneration of any kind, including each employment, termination, severance, retention, change in control, or consulting or independent contractor plan, program, arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by Parent or any of its Subsidiaries for the benefit of any current or former employee, independent contractor, consultant, or director of Parent or any of its Subsidiaries (each, a “Parent Employee”), or with respect to which Parent or any Parent ERISA Affiliate has or may have any Liability (collectively, the “Parent Employee Plans”).

(b)          Documents. Parent has made available to the Company correct and complete copies (or, if a plan is not written, a written description) of all Parent Employee Plans and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, and insurance contracts now in effect or required in the future as a result of the transactions contemplated by this Agreement or otherwise; (ii) the most recent determination letter received regarding the tax-qualified status of each Parent Employee Plan; (iii) the most recent financial statements for each Parent Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent plan year for each Parent Employee Plan; (v) the current summary plan description for each Parent Employee Plan; and (vi) all actuarial valuation reports related to any Parent Employee Plans.

(c)          Employee Plan Compliance. (i) Each Parent Employee Plan (including any Multiemployer Plan) has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) all Parent Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination letters from the IRS and no such determination letter has been revoked nor has any such revocation been threatened, or with respect to a prototype plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) Parent and its Subsidiaries, where applicable, have timely made all contributions, benefits, premiums, and other payments required by and due under the terms of each Parent Employee Plan and applicable Law and accounting principles, and all benefits accrued under any unfunded Parent Employee Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) except to the extent limited by applicable Law, each Parent Employee Plan can be amended, terminated, or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to Parent, the Company, or any of their respective Subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (v) there are no investigations, audits, inquiries, or Legal Actions pending or threatened by the IRS, U.S. Department of Labor, Health and Human Services, Equal Employment Opportunity Commission, or any similar Governmental Entity with respect to any Parent Employee Plan; (vi) there are no material Legal Actions pending, or threatened with respect to any Parent Employee Plan (in each case, other than routine claims for benefits); and (vii) neither Parent nor any of its Parent ERISA Affiliates has engaged in a transaction that could subject Parent or any Parent ERISA Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

(d)          Plan Liabilities. Neither Parent nor any Parent ERISA Affiliate has: (i) incurred or reasonably expects to incur, either directly or indirectly, any liability under Title I or Title IV of ERISA, or related provisions of the Code or foreign Law relating to any Parent Employee Plan and nothing has occurred that could reasonably be expected to constitute grounds under Title IV of ERISA to terminate, or appoint a trustee to administer, any Parent Employee Plan; (ii) except for payments of premiums to the PBGC which have been timely paid in full, not incurred any liability to the PBGC in connection with any Parent Employee Plan covering any active, retired, or former employees or directors of Parent or any Parent ERISA Affiliate, including, without limitation, any liability under Sections 4069 or 4212(c) of ERISA or any penalty imposed under Section 4071 of ERISA, or ceased operations at any facility, or withdrawn from any such Parent Employee Plan in a manner that could subject it to liability under Sections 4062, 4063 or 4064 of ERISA; (iii) failed to comply with Section 601 et. seq. of ERISA and Section 4980B of the Code; or (iv) incurred any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Sections 4201 or 4204 of ERISA to any Multiemployer Plan and nothing has occurred that presents a material risk of the occurrence of any withdrawal from or the partition, termination, reorganization, or insolvency of any such Multiemployer Plan which could result in any liability of Parent or any Parent ERISA Affiliate to any such Multiemployer Plan. No complete or partial termination of any Parent Employee Plan has occurred or is expected to occur.

(e)          Certain Parent Employee Plans. With respect to each Parent Employee Plan:

(i)            no such plan is a Multiemployer Plan or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither Parent nor any of its Parent ERISA Affiliates has now or at any time within the previous six years contributed to, sponsored, maintained, or had any liability or obligation in respect of any such Multiemployer Plan or multiple employer plan;

(ii)          no Legal Action has been initiated by the PBGC to terminate any such Parent Employee Plan or to appoint a trustee for any such Parent Employee Plan;

(iii)         no Parent Employee Plan is subject to the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and none of the assets of Parent or any Parent ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code; and

(iv)         no “reportable event,” as defined in Section 4043 of ERISA, has occurred, or is reasonably expected to occur, with respect to any such Parent Employee Plan.

(f)           No Post-Employment Obligations. Except as set forth in Section 4.12(f) of the Parent Disclosure Letter, no Parent Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither Parent nor any Parent ERISA Affiliate has any Liability to provide post-termination or retiree health benefits to any person or ever represented, promised, or contracted to any Parent Employee (either individually or to Parent Employees as a group) or any other person that such Parent Employee(s) or other person would be provided with post-termination or retiree health benefits, except to the extent required by COBRA or other applicable Law.

(g)          Potential Governmental or Lawsuit Liability. Other than routine claims for benefits: (i) there are no pending or threatened claims by or on behalf of any participant in any Parent Employee Plan, or otherwise involving any Parent Employee Plan or the assets of any Parent Employee Plan; and (ii) no Parent Employee Plan is presently or has within the three years prior to the date hereof, been the subject of an examination or audit by a Governmental Entity or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction, or similar program sponsored by any Governmental Entity.

(h)          Section 409A Compliance. Each Parent Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations).

(i)            Health Plan Compliance. Each of Parent and its Subsidiaries complies in all material respects with the applicable requirements of COBRA or any similar state statute with respect to each Parent Employee Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code or such state statute.

(j)            Effect of Transaction. Except as set forth in Section 4.12(j) of the Parent Disclosure Letter, neither the execution or delivery of this Agreement, the consummation of the Merger, nor any of the other transactions contemplated by this Agreement will (either alone or in combination with any other event): (i) entitle any current or former director, employee, contractor, or consultant of Parent to severance pay or any other payment; (ii) accelerate the timing of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of Parent to merge, amend, or terminate any Parent Employee Plan; or (iv) increase the amount payable or result in any other material obligation pursuant to any Parent Employee Plan. The Parent Board has not authorized any payment to be made on completion of or in connection with the execution or delivery of this Agreement, the consummation of the Merger, or other transactions contemplated by this Agreement, and, except as set forth in Section 4.12(j) of the Parent Disclosure Letter, no such payments will be due or obligation incurred.

(k)          Employment Law Matters. Except as set forth in Section 4.12(k) of the Parent Disclosure Letter, Parent and each of its Subsidiaries is in compliance with all applicable Laws and agreements regarding hiring, employment, collective bargaining, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Parent Employees and contingent workers.

(l)            Labor. Neither Parent nor any of its Subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations. No material work stoppage, slowdown, or labor strike against Parent or any of its Subsidiaries with respect to employees who are employed within the United States is pending, threatened, or has occurred in the last two years, and, to the Knowledge of Parent, no material work stoppage, slowdown, or labor strike against Parent or any of its Subsidiaries with respect to employees who are employed outside the United States is pending, threatened, or has occurred in the last two years. None of Parent Employees is represented by a labor organization, work council, or trade union and, to the Knowledge of Parent, there is no organizing activity, Legal Action, election petition, union card signing or other union activity, or union corporate campaigns of or by any labor organization, trade union, or work council directed at Parent or any of its Subsidiaries, or any Parent Employees. Except as set forth in Section 4.12(l) of the Parent Disclosure Letter, there are no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of Parent, threatened relating to any employment related matter involving any Parent Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law.

Section 4.13       Real Property and Personal Property Matters.

(a)          Owned Real Estate. Parent does not as of the date hereof hold fee simple title to any real property. Neither Parent nor any Subsidiary is a party to any agreement or option to purchase any real property or interest therein.

(b)          Leased Real Estate. Section 4.13(b) of the Parent Disclosure Letter contains a true and complete list of any and all Leases (including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto) as of the date hereof for each such Parent-Leased Real Estate (including the date and name of the parties to such Lease). Parent has delivered to the Company a true and complete copy of each such Lease. Except as set forth on Section 4.13(b) of the Parent Disclosure Letter, with respect to each of the Leases: (i) such Lease is legal, valid, binding, enforceable, and in full force and effect; (ii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any other party to the Lease, is in breach or default under such Lease, and no event has occurred or circumstance exists which, with or without notice, lapse of time, or both, would constitute a breach or default under such Lease; (iii) Parent’s or its Subsidiary’s possession and quiet enjoyment of the Parent-Leased Real Estate under such Lease has not been disturbed, and to the Knowledge of Parent, there are no disputes with respect to such Lease; and (iv) there are no Liens on the estate created by such Lease other than Permitted Liens. Neither Parent nor any of its Subsidiaries has assigned, pledged, mortgaged, hypothecated, or otherwise transferred any Lease or any interest therein nor has Parent or any of its Subsidiaries subleased, licensed, or otherwise granted any Person (other than another wholly-owned Subsidiary of Parent) a right to use or occupy such Parent-Leased Real Estate or any portion thereof.

(c)          Real Estate Used in the Business. The Parent-Leased Real Estate identified in Section 4.13(b) of the Parent Disclosure Letter comprise all of the real property used or intended to be used in, or otherwise related to, the business of Parent or any of its Subsidiaries.

(d)          Personal Property. Parent and each of its Subsidiaries are in possession of and have good and marketable title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures, and other tangible personal property and assets owned, leased, or used by Parent or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens.

Section 4.14       Environmental Matters.

(a)          Parent and its Subsidiaries are, and have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of Parent and its Subsidiaries as currently conducted.

(b)          Neither Parent nor any of its Subsidiaries has disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from any real property currently or, to the Knowledge of Parent, formerly owned, leased, or operated by it or any of its Subsidiaries or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to Parent or any of its Subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.

(c)          Neither Parent nor any of its Subsidiaries has: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any Hazardous Substances, except in compliance with Environmental Laws, at any Real Estate; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.

(d)          Neither Parent nor any of its Subsidiaries has received written notice of and there is no Legal Action pending, or to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. Neither Parent nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.

(e)          Neither Parent nor any of its Subsidiaries has expressly assumed or retained any Liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 4.15       Material Contracts.

(a)          Material Contracts. For purposes of this Agreement, “Parent Material Contract” shall mean the following to which Parent or any of its Subsidiaries is a party or any of the respective assets are bound (excluding any Leases):

(i)            any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K), whether or not filed by Parent with the SEC;

(ii)          any employment or consulting Contract (in each case with respect to which Parent or any of its Subsidiaries has continuing obligations as of the date hereof) with any current or former (A) officer of Parent or any of its Subsidiaries, (B) member of the Parent Board, or (C) Parent Employee providing for an annual base salary or payment in excess of $100,000;

(iii)         any Contract providing for indemnification or any guaranty by Parent or any Subsidiary thereof, in each case that is material to Parent and its Subsidiaries, taken as a whole, other than (A) any guaranty by Parent or a Subsidiary thereof of any of the obligations of (1) Parent or another wholly-owned Subsidiary thereof or (2) any Subsidiary (other than a wholly-owned Subsidiary) of Parent that was entered into in the ordinary course of business pursuant to or in connection with a customer Contract, or (B) any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;

(iv)         any Contract that purports to limit in any material respect the right of Parent or any of its Subsidiaries (or, at any time after the consummation of the Merger, the Surviving Company or any of its Subsidiaries) to (A) engage in any line of business, (B) compete with any Person or solicit any client or customer, or (C) operate in any geographical location;

(v)          any Contract entered into on or after January 1, 2017 relating to the disposition or acquisition, directly or indirectly (by merger, sale of stock, sale of assets, or otherwise), by Parent or any of its Subsidiaries of assets or capital stock or other equity interests of any Person, in each case with a fair market value in excess of $100,000;

(vi)         any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any material assets, rights, or properties of Parent or any of its Subsidiaries;

(vii)        any Contract that contains any provision that requires the purchase of all or a material portion of Parent’s or any of its Subsidiaries’ requirements for a given product or service from a given third party, which product or service is material to Parent and its Subsidiaries, taken as a whole;

(viii)       any Contract that obligates Parent or any of its Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger will obligate Parent, the Surviving Company, or any of their respective Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party;

(ix)         any partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any material joint venture, partnership, or limited liability company, other than any such Contract solely between Parent and its wholly-owned Subsidiaries or among Parent’s wholly-owned Subsidiaries;

(x)          any mortgages, indentures, guarantees, loans, or credit agreements, security agreements, or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender, in each case in excess of $100,000, other than (A) accounts receivables and payables, and (B) loans to Affiliates of Parent;

(xi)         any employee collective bargaining agreement or other Contract with any labor union;

(xii)        any Parent IP Agreement;

(xiii)       any license or similar Contract with respect to any Parent or Subsidiary location;

(xiv)      any other Contract under which Parent or any of its Subsidiaries is obligated to make payment or incur costs in excess of $100,000 in any year and which is not otherwise described in clauses (i)–(xii) above;

(xv)       any material Contracts with Parent Selected Customers; or

(xvi)      any Contract which is not otherwise described in clauses (i)-(xiii) above that is material to Parent and its Subsidiaries, taken as a whole.

(b)          Schedule of Material Contracts; Documents. Section 4.15(b) of the Parent Disclosure Letter sets forth a true and complete list as of the date hereof of all Parent Material Contracts. Parent has made available to the Company correct and complete copies of all Parent Material Contracts, including any amendments thereto. Except as set forth in Section 4.15(b) of the Parent Disclosure Letter, none of the Parent, its Subsidiaries or the Surviving Company will have any responsibilities, obligations or liabilities, contractual or otherwise, arising under any change of control provision of any Contract as a result of any of the transactions contemplated hereunder, including the Merger.

(c)          No Breach. (i) All the Parent Material Contracts are valid, legal, and binding on Parent or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Parent Material Contract; (iii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any third party is in breach, or has received written notice of breach, of any Parent Material Contract; and (iv) neither Parent nor any of its Subsidiaries has received written notice of termination, cancellation, material reduction of services or non-renewal that is currently in effect with respect to any Material Contract and, to the Knowledge of Parent, no other party to a Material Contract plans to terminate, cancel or not renew, or materially reduce the services provided to it under, any such Material Contract.

Section 4.16       Insurance. Section 4.16 of the Parent Disclosure Letter sets forth (a) a list of each insurance policy and fidelity bond which covers Parent, its Subsidiaries, their respective properties and assets (including in respect of Real Estate) or any director, officer or employee of Parent or its Subsidiaries, including without limitation each workers’ compensation policy (the “Parent Policies”) and (b) a list of all pending claims and the claims history for Parent and its Subsidiaries since January 1, 2017. Except as set forth in Section 4.16 of the Parent Disclosure Letter, there are no pending claims under any of the Parent Policies as to which coverage has been questioned, denied or disputed by the insurer or in respect of which the insurer has reserved its rights. All premiums due under the Parent Policies have been paid in full or, with respect to premiums not yet due, accrued. Parent does not have any Liability to any Person with respect to the Parent Policies or insurance policies issued in its favor at any time previously, including to Freestone Insurance Company or the receiver appointed with respect to that company. All of the Parent Policies are in full force and effect and provide insurance in such amounts and against such risks as Parent reasonably has determined to be prudent, taking into account the industries in which Parent and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Neither Parent nor any of its Subsidiaries is in breach or default, and neither Parent nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of the Parent Policies. To the Knowledge of Parent, except for Freestone Insurance Company: (i) no insurer of the Parent Policies has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any of the Parent Policies, nor has the Parent received any notice that an insurer intends to materially reduce the level of coverage under any Parent Policy. To Parent’s Knowledge, the consummation of the transactions contemplated by this Agreement is not reasonably likely to adversely affect the relationship of Parent with any of its insurers.

Section 4.17       Proxy Statement. None of the information included or incorporated by reference in the Proxy Statement to be filed with the SEC in connection with the Merger, will, at the date it is first mailed to Parent’s shareholders or at the time of the Parent Shareholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by the Company expressly for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

Section 4.18       Anti-Corruption Matters. Since January 1, 2017, none of Parent, any of its Subsidiaries or any director, officer or, to the Knowledge of Parent, employee or agent of Parent or any of its Subsidiaries has: (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful payments relating to an act by any Governmental Entity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment under any applicable Law relating to anti-corruption, bribery, or similar matters. Since January 1, 2017, neither Parent nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Knowledge of Parent, no Governmental Entity is investigating, examining, or reviewing Parent’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.

Section 4.19       Customers.

(a)          Section 4.19(a) of the Parent Disclosure Letter sets forth a complete and accurate list of the ten (10) largest customers of Parent and its Subsidiaries based on revenues during the fiscal year ended December 28, 2018 (the “Parent Selected Customers”). Such revenue amounts are also set forth on Section 4.19(a) of the Parent Disclosure Letter.

(b)          Since June 30, 2018, the Parent Selected Customers set forth in Section 4.19(b) of the Parent Disclosure Letter have reduced their level of business with Parent by at least 10%. However, no Parent Selected Customers have canceled or terminated their relationship with Parent and its Subsidiaries or notified Parent or its Subsidiaries in writing of an intent to cancel or terminate its relationship or, to Parent’s Knowledge (without the requirement of inquiry to the Parent Selected Customer), intends to materially reduce its level of business with Parent and its Subsidiaries. To Parent’s Knowledge, the consummation of the transactions contemplated by this Agreement is not reasonably expected to adversely affect the relationship of Parent and its Subsidiaries with any of the Parent Selected Customers.

Section 4.20       Fairness Opinion. The Parent Board has received the opinion of Parent Financial Advisor (and Parent has provided a copy of such opinion to the Company solely for information purposes), to the effect that, as of the date of such opinion and based upon and subject to the qualifications and assumptions set forth therein, the Merger Consideration is fair, from a financial point of view, to Parent, and, as of the date hereof, such opinion has not been withdrawn, revoked, or modified.

ARTICLE V
Covenants

Section 5.01       Conduct of Business of the Company. The Company shall, and shall cause each of its Subsidiaries to, during the period from the date of this Agreement until the Effective Time, except as expressly contemplated by this Agreement or as required by applicable Law or with the prior written consent of Parent, conduct its business in the ordinary course of business consistent with past practice, and, to the extent consistent therewith, the Company shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve substantially intact its and its Subsidiaries’ business organization, to keep available the services of its and its Subsidiaries’ current officers and employees, and to preserve its and its Subsidiaries’ present relationships with customers, suppliers, distributors, licensors, licensees, and other Persons having business relationships with it. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as set forth in Section 5.01 of the Company Disclosure Letter or as otherwise expressly contemplated by this Agreement (including to effectuate the Pre-Closing Reorganization, the Dock Square Consulting Arrangement or the Pre-Closing Balance Sheet Adjustment) or as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)          amend or propose to amend its Organizational Documents;

(b)          (i) split, combine, or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Company Securities or Company Subsidiary Securities or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries);

(c)          issue, sell, pledge, dispose of, or encumber any Company Securities or Company Subsidiary Securities;

(d)          except as required by applicable Law or by any Company Employee Plan or Contract in effect as of the date hereof (i) increase the compensation payable or that could become payable by the Company or any of its Subsidiaries to directors, officers, or employees, other than increases in compensation made to non-officer employees in the ordinary course of business consistent with past practice, (ii) promote any officers or employees, except in connection with the Company’s annual or quarterly compensation review cycle or as the result of the termination or resignation of any officer or employee, or (iii) establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Company Employee Plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be a Company Employee Plan if it were in existence as of the date hereof, or make any contribution to any Company Employee Plan, other than contributions required by Law, the terms of such Company Employee Plans as in effect on the date hereof, or that are made in the ordinary course of business consistent with past practice;

(e)          acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person;

(f)           (i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of the Company or any Real Estate; provided, that the foregoing shall not prohibit the Company and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under the Company IP, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

(g)          repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

(h)          enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Company Material Contract or any Lease with respect to Real Estate or any other Contract or Lease that, if in effect as of the date hereof would constitute a Company Material Contract or Lease with respect to Real Estate hereunder;

(i)            institute, settle, or compromise any Legal Action involving the payment of monetary damages by the Company or any of its Subsidiaries, other than (i) any Legal Action brought against the Company arising out of a breach or alleged breach of this Agreement by the Company, and (ii) the settlement of claims, liabilities, or obligations reserved against on the Company Balance Sheet; provided, that neither the Company nor any of its Subsidiaries shall settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Company’s business;

(j)            make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

(k)          (i) settle or compromise any material Tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the Company Balance Sheet, (ii) make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries;

(l)            enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;

(m)        take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to the Company with respect to a Takeover Proposal or otherwise, except for Parent or any of its Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;

(n)          abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any Company IP, or grant any right or license to any Company IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

(o)          terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy; or

(p)          agree or commit to do any of the foregoing.

Section 5.02       Conduct of Business of Parent and Merger Subs. Parent and the Merger Subs shall, and shall cause each of its respective Subsidiaries to, during the period from the date of this Agreement until the Effective Time, except as expressly contemplated by this Agreement or as required by applicable Law or with the prior written consent of the Company, conduct its business in the ordinary course of business consistent with past practice, and, to the extent consistent therewith, Parent and the Merger Subs shall, and shall cause each of its respective Subsidiaries to, use its reasonable best efforts to preserve substantially intact its and its respective Subsidiaries’ business organization, to keep available the services of its and its respective Subsidiaries’ current officers and employees (subject to the amendment or modification of certain employment agreements as set forth on Section 5.02 of the Parent Disclosure Letter), to preserve its and its respective Subsidiaries’ present relationships with customers, suppliers, distributors, licensors, licensees, and other Persons having business relationships with it. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as set forth in Section 5.02 of the Parent Disclosure Letter or as otherwise expressly contemplated by this Agreement (including to effectuate the Dock Square Consulting Arrangement) or as required by applicable Law, Parent and the Merger Subs shall not, nor shall either permit any of its respective Subsidiaries to, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)          amend or propose to amend its Charter Documents;

(b)          (i) split, combine, or reclassify any Parent Securities or Parent Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Parent Securities or Parent Subsidiary Securities, other than in connection with the Offer, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries);

(c)          issue, sell, pledge, dispose of, or encumber any Parent Securities or Parent Subsidiary Securities;

(d)          except as required by applicable Law or by any Parent Employee Plan or Contract in effect as of the date hereof or as set forth in Section 5.02(d) of the Parent Disclosure Letter, (i) increase the compensation payable or that could become payable by Parent or any of its Subsidiaries to directors, officers, or employees, other than increases in compensation made to non-officer employees in the ordinary course of business consistent with past practice, (ii) promote any officers or employees, except in connection with Parent’s annual or quarterly compensation review cycle or as the result of the termination or resignation of any officer or employee, or (iii) establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Parent Employee Plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be a Parent Employee Plan if it were in existence as of the date hereof, or make any contribution to any Parent Employee Plan, other than contributions required by Law, the terms of such Parent Employee Plans as in effect on the date hereof, or that are made in the ordinary course of business consistent with past practice;

(e)          acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person;

(f)           (i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of Parent or any Real Estate; provided, that the foregoing shall not prohibit Parent and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under the Parent IP, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;

(g)          repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of Parent or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

(h)          except as set forth in Section 5.02(h) of the Parent Disclosure Letter, enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Parent Material Contract or any Lease with respect to Real Estate or any other Contract or Lease that, if in effect as of the date hereof would constitute a Parent Material Contract or Lease with respect to Real Estate hereunder;

(i)            institute, settle, or compromise any Legal Action involving the payment of monetary damages by Parent or any of its Subsidiaries, other than (i) any Legal Action brought against Parent arising out of a breach or alleged breach of this Agreement by Parent, (ii) the settlement of claims, liabilities, or obligations reserved against on the Parent Balance Sheet; and (iii) the settlement of or payments related to any disputes or claims concerning accounts receivable or workers’ compensation claims (including the payment of ongoing workers’ compensation claims costs) in the ordinary course of business, provided, that neither Parent nor any of its Subsidiaries shall settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on Parent’s business;

(j)            make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

(k)          (i) settle or compromise any material Tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the Parent Balance Sheet (or most recent consolidated balance sheet included in the Parent SEC Documents), (ii) make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to Parent or its Subsidiaries;

(l)            enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;

(m)        except in connection with actions permitted by Section 5.05 hereof, take any action to exempt any Person from, or make any acquisition of securities of Parent by any Person not subject to, any state takeover statute or similar statute or regulation that applies to Parent with respect to a Takeover Proposal or otherwise, except for the Company or any of its Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;

(n)          abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any Parent IP, or grant any right or license to any Parent IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

(o)          terminate or modify in any material respect, or fail to exercise renewal rights with respect to, any material insurance policy; or

(p)          agree or commit to do any of the foregoing.

Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, control and supervision over its and its Subsidiaries’ respective operations.

Section 5.03       Other Actions. From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in ARTICLE VII, the Company, Parent and the Merger Subs shall not, and shall not permit any of their respective Subsidiaries to, take, or agree or commit to take, any action (except as otherwise expressly permitted by Section 5.05 of this Agreement) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay, or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement.

Section 5.04       Access to Information; Confidentiality.

(a)          From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in ARTICLE VII, each party shall, and shall cause its Subsidiaries to, afford to the other party and its Representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of such first party or any Subsidiary thereof, to the officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, contracts, and other assets of such first party and its Subsidiaries, and each party shall, and shall cause its Subsidiaries to, furnish promptly to the other party such other information concerning the business and properties of such first party and its Subsidiaries as such other party may reasonably request from time to time. The parties and their Subsidiaries shall not be required to provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention). No investigation shall affect a party’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to the other party pursuant to this Agreement.

(b)          The Company and Parent shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under each of the Non-Disclosure Agreement dated January 7, 2019, between the Company and Parent and the Confidentiality and Non-Disclosure Agreement dated September 7, 2018, between the Company and Parent (collectively, the “Confidentiality Agreements”), which shall survive the termination of this Agreement in accordance with the terms set forth therein.

Section 5.05       No Solicitation.

(a)          The Company shall not, and shall cause its Subsidiaries not to, and shall not authorize or permit its and its Subsidiaries’ directors, officers, employees, advisors, agents, and investment bankers (with respect to any Person, the foregoing Persons are referred to herein as such Person’s “Representatives”) to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or: (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (ii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries; or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract relating to any Takeover Proposal. The Company shall, and shall cause its Subsidiaries to cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal and shall use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of the Company or any of its Subsidiaries that was furnished by or on behalf of the Company and its Subsidiaries to return or destroy (and confirm destruction of) all such information.

(b)          (i) Parent shall not, and shall cause its Subsidiaries not to, and shall not authorize or permit its and its Subsidiaries’ Representatives to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or, subject to Section 5.05(b)(ii): (A) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Parent or any of its Subsidiaries to, afford access to the business, properties, assets, books, or records of Parent or any of its Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (B) except where the Parent Board makes a good faith determination, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Parent or any of its Subsidiaries; or (C) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract relating to any Takeover Proposal (each, a “Parent Acquisition Agreement”). Except as expressly permitted by this Section 5.05, the Parent Board shall not effect a Parent Adverse Recommendation Change. Parent shall, and shall cause its Subsidiaries to cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal and shall use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of Parent or any of its Subsidiaries that was furnished by or on behalf of Parent and its Subsidiaries to return or destroy (and confirm destruction of) all such information.

(ii)                Notwithstanding Section 5.05(b)(i), prior to the receipt of the Requisite Parent Vote, the Parent Board, directly or indirectly through any Representative, may, subject to Section 5.05(b)(iii): (A) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide, unsolicited Takeover Proposal in writing that the Parent Board believes in good faith, after consultation with outside legal counsel and the Parent Financial Advisor, constitutes a Superior Proposal; (B) thereafter furnish to such third party non-public information relating to Parent or any of its Subsidiaries pursuant to an executed confidentiality agreement that constitutes an Acceptable Confidentiality Agreement (a copy of which confidentiality agreement shall promptly (in all events within 24 hours) be provided for informational purposes only to the Company); (C) following receipt of and on account of a Superior Proposal, make a Parent Adverse Recommendation Change; and/or (D) take any action that any court of competent jurisdiction orders Parent to take (which order remains unstayed), but in each case referred to in the foregoing clauses (A) through (D), only if the Parent Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would cause the Parent Board to be in breach of its fiduciary duties under applicable Law. Nothing contained herein shall prevent the Parent Board from disclosing to Parent’s shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal, if Parent determines, after consultation with outside legal counsel, that failure to disclose such position would constitute a violation of applicable Law.

(iii)               The Parent Board shall not take any of the actions referred to in clauses (A) through (D) of Section 5.05(b)(ii) unless Parent shall have delivered to the Company a prior written notice advising the Company that it intends to take such action. Parent shall notify the Company promptly (but in no event later than 24 hours) after it obtains Knowledge of the receipt by Parent (or any of its Representatives) of any Takeover Proposal, any inquiry that could reasonably be expected to lead to a Takeover Proposal, any request for non-public information relating to Parent or any of its Subsidiaries or for access to the business, properties, assets, books, or records of Parent or any of its Subsidiaries by any third party. In such notice, Parent shall identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request. Parent shall keep the Company fully informed, on a current basis, of the status and material terms of any such Takeover Proposal, indication or request, including any material amendments or proposed amendments as to price and other material terms thereof. Parent shall provide the Company with at least 48 hours prior notice of any meeting of the Parent Board (or such lesser notice as is provided to the members of the Parent Board) at which the Parent Board is reasonably expected to consider any Takeover Proposal. Parent shall promptly provide the Company with a list of any non-public information concerning Parent’s and any of its Subsidiary’s business, present or future performance, financial condition, or results of operations, provided to any third party, and, to the extent such information has not been previously provided to the Company, copies of such information.

(iv)               Except as expressly permitted by this Section 5.05, the Parent Board shall not effect a Parent Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Parent Acquisition Agreement. Notwithstanding the foregoing, at any time prior to the receipt of the Requisite Parent Vote, the Parent Board may effect a Parent Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Parent Acquisition Agreement, if: (A) Parent promptly notifies the Company, in writing, at least five Business Days (the “Superior Proposal Notice Period”) before making a Parent Adverse Recommendation Change or entering into (or causing a Subsidiary to enter into) a Parent Acquisition Agreement, of its intention to take such action with respect to a Superior Proposal, which notice shall state expressly that Parent has received a Takeover Proposal that the Parent Board intends to declare a Superior Proposal and that the Parent Board intends to effect a Parent Adverse Recommendation Change and/or Parent intends to enter into a Parent Acquisition Agreement; (B) Parent attaches to such notice the most current version of the proposed agreement (which version shall be updated on a prompt basis) and the identity of the third party making such Superior Proposal; (C) Parent shall, and shall cause its Representatives to, during the Superior Proposal Notice Period, negotiate with the Company in good faith to make such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if the Company, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least three Business Days remains in the Superior Proposal Notice Period subsequent to the time Parent notifies the Company of any such material revision (it being understood that there may be multiple extensions)); and (D) the Parent Board determines in good faith, after consulting with outside legal counsel and its Parent Financial Advisor, that such Takeover Proposal continues to constitute a Superior Proposal after taking into account any adjustments made by the Company during the Superior Proposal Notice Period in the terms and conditions of this Agreement.

Section 5.06       Shareholders Meeting; Preparation of Proxy Materials.

(a)          Parent shall use commercially reasonable efforts to duly call, give notice of, convene, and hold the Parent Shareholders Meeting as soon as reasonably practicable after the date of this Agreement, and, in connection therewith, Parent shall mail the Proxy Statement to the holders of Parent Common Stock in advance of such meeting, which mailing shall commence no later than the 25th day following the date hereof. Except to the extent that the Parent Board shall have effected a Parent Adverse Recommendation Change as permitted by Section 5.05 hereof, the Proxy Statement shall include the Parent Board Recommendation. Subject to Section 5.05 hereof, Parent shall use reasonable best efforts to: (i) solicit from the holders of Parent Common Stock proxies in favor of the increase in the number of authorized shares of Parent Common Stock, change in the name of Parent to “HireQuest, Inc.”, issuance of Parent Common Stock pursuant to this Agreement and related change of control transaction, the Conversion, the election of Parent’s directors and the ratification of the selection of Parent’s independent auditors; and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of Parent Common Stock required by applicable Law to obtain such approvals. Parent shall not submit any other proposals for approval at the Parent Shareholders Meeting without the prior written consent of the Company. Parent shall keep the Company updated with respect to proxy solicitation results as reasonably requested by the Company. Once the Parent Shareholders Meeting has been called and noticed, Parent shall not postpone or adjourn the Parent Shareholders Meeting without the consent of the Company (other than: (A) in order to obtain a quorum of its shareholders; or (B) to allow reasonable additional time after the filing and mailing of any supplemental or amended disclosures to the Parent Proxy Statement for compliance with applicable legal requirements; or (C) to allow reasonable additional time for the additional solicitation of votes in order to obtain the Requisite Parent Vote). If the Parent Board makes a Parent Adverse Recommendation Change, it will not alter the obligation of Parent to submit the Conversion, issuance of Parent Common Stock pursuant to this Agreement and related change of control transaction to the holders of Parent Common Stock at the Parent Shareholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Parent Shareholders Meeting.

(b)          In connection with the Parent Shareholders Meeting, as soon as reasonably practicable following the date of this Agreement, Parent shall prepare and file the Proxy Statement with the SEC. Parent and the Company will cooperate and consult with each other in the preparation of the Proxy Statement. Without limiting the generality of the foregoing, the Company will furnish to Parent the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. Parent shall not file the Proxy Statement, or any amendment or supplement thereto, without providing the Company a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by Parent). Parent shall use its reasonable best efforts to cause the Proxy Statement at the date that it (and any amendment or supplement thereto) is first published, sent, or given to the shareholders of Parent and at the time of the Parent Shareholders Meeting, to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Parent shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof and to cause the Proxy Statement in definitive form to be cleared by the SEC and mailed to Parent shareholders as promptly as reasonably practicable following filing with the SEC. Parent agrees to consult with the Company prior to responding to SEC comments with respect to the preliminary Proxy Statement. Parent and the Company agree to correct any information provided by the parties for use in the Proxy Statement which shall have become false or misleading and Parent shall as promptly as reasonably practicable prepare and mail to its shareholders an amendment or supplement setting forth such correction. Parent shall as soon as reasonably practicable: (i) notify the Company of the receipt of any comments from the SEC with respect to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information; and (ii) provide the Company with copies of all written correspondence between Parent and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement.

Section 5.07       Notices of Certain Events. Each party shall notify each other party promptly of: (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; (c) any Legal Actions commenced, or to such party’s Knowledge, threatened, against Parent or any of its Subsidiaries or the Company or any of its Subsidiaries, as applicable, that are related to the Merger or the other transactions contemplated by this Agreement; and (d) any event, change, or effect between the date of this Agreement and the Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 6.02(a), Section 6.02(b), or Section 6.02(c) of this Agreement (in the case of the Company and its Subsidiaries) or Section 6.03(a), Section 6.03(b), or Section 6.03(c) of this Agreement (in the case of Parent and its Subsidiaries), to be satisfied. In no event shall: (i) the delivery of any notice by a party pursuant to this Section 5.07 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants, or agreements of the parties or the conditions to the obligations of the parties under this Agreement; (ii) disclosure by Parent be deemed to amend or supplement the Parent Disclosure Letter or constitute an exception to any representation or warranty, or (iii) disclosure by the Company be deemed to amend or supplement the Company Disclosure Letter or constitute an exception to any representation or warranty. This Section 5.07 shall not constitute a covenant or agreement for purposes of Section 6.02(b) or Section 6.03(b).

Section 5.08       Employees; Severance; Benefit Plans.

(a)          All non-temporary employees of the Company and of Parent immediately prior to the Effective Time shall be, immediately after the Effective Time, employees of a subsidiary of Parent to be formed prior to the Effective Time (the “Employer of Record”). All temporary employees of the Company and of Parent immediately prior to the Effective Time shall be, immediately after the Effective Time, employees of Hire Quest or of such other entity as the Company may request. As of the Closing, or immediately thereafter, Parent shall (i) cause the Employer of Record to enter into an employment agreement with Richard Hermanns substantially in accordance with the terms included in Section 5.08 of the Company Disclosure Letter, (ii) use commercially reasonable efforts to amend the employment agreements of non-temporary employees of Parent to change the employer from Parent to the Employer of Record, (iii) amend the employment agreements, if any, of temporary employees of Parent to change the employer from Parent to Hire Quest or such other employer of record as may be requested by the Company, (iv) have ready to implement such new compensation structures and responsibilities for “national accounts” sales persons as the Company may request, (v) have ready to implement such workers compensation and liability policies, unemployment rate successions and ACA compliant insurance as the Company may request, and (vi) use commercially reasonable efforts to enter, or cause the relevant entity to enter, into employment agreements with the other Company employees listed in Section 5.08 of the Company Disclosure Letter.

(b)          In collaboration and consultation with Parent, the Company will establish benefit plans, reasonably acceptable to Parent, for all employees of the Employer of Record and of Hire Quest, with such benefit plans to be effective commencing immediately following the Closing Date. In furtherance of the foregoing, Parent will provide the Company expeditiously all employee data and other information reasonably requested by the Company, and will otherwise cooperate with the Company, to procure benefit coverage for all employees of the Employer of Record and of Hire Quest. To the extent requested by the Company, Parent agrees to cause all Company employees to be eligible to participate in the Parent Employee Plans, including without limitation the Parent 2016 Stock Incentive Plan, consistent with the eligibility criteria applied by Parent to other employees of Parent, and the Company Employees shall receive full credit for prior years of service with the Company and shall not be subject to any preexisting conditions exclusions or limitations. The Company Employees shall receive parity with Parent Employees with respect to eligibility to participate in all Parent Employee Plans to the extent permitted under the Parent Employee Plans.

(c)          The Company shall (i) determine, prior to the date that is 30 days prior to the scheduled Closing Date, which of the Company Employee Plans maintained by the Company or its Subsidiaries shall be terminated in connection with the Merger, (ii) notify Parent of its determination in writing within one day of such determination, and (iii) terminate any such plans effective no later than the day immediately preceding the Closing Date; provided, that such Company Employee Plans can be terminated in accordance with their terms and applicable Law without any adverse consequences with respect to any Company ERISA Affiliate. No later than the day immediately preceding the Closing Date, the Company shall provide Parent with evidence that any such Company Employee Plans have been terminated.

(d)          This Section 5.08 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.08, express or implied, shall confer upon any Parent Employee or Company Employee, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.08. Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Parent, the Surviving Company or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Parent, the Surviving Company or any of their respective Affiliates from terminating the employment of any Company Employee or Parent Employee following the Effective Time in accordance with the terms of any applicable employment agreement(s). The parties hereto acknowledge and agree that the terms set forth in this Section 5.08 shall not create any right in any Company Employee, Parent Employee or any other Person to any continued employment with the Parent, the Surviving Company or any of its respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alter any existing at-will employment relationship between any Company Employee or Parent Employee, on the one hand, and the Parent or Surviving Company, on the other hand.

(e)          With respect to matters described in this Section 5.08, neither the Company nor Parent will send any written notices or other written communication materials to their employees without the prior written consent of the other party.

Section 5.09       Directors’ and Officers’ Indemnification and Insurance.

(a)          Parent agrees that all rights to indemnification, advancement of expenses and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time a member, officer, director, or manager of the Company or any of its Subsidiaries (each an “Indemnified Party”) as provided in the Organizational Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.09 of the Company Disclosure Letter, shall be assumed by the Surviving Company in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms, and, in the event that any proceeding is pending or asserted or any claim made during such period, until the final disposition of such proceeding or claim.

(b)          The certificate of incorporation and bylaws of Parent after the Effective Time shall contain provisions with respect to exculpation and indemnification that are, to the extent permitted by the Laws of the State of Delaware in the event the Conversion is consummated or by the Laws of the State of Washington in the event the Conversion is not consummated, at least as favorable as those contained in the certificate of incorporation and bylaws of Parent immediately prior to the Effective Time, which provisions will not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of Indemnified Parties unless such modification is required by law. For six years after the Effective Time, to the fullest extent permitted under applicable Law, the Parent (the “Indemnifying Party”) shall indemnify, defend, and hold harmless each Indemnified Party against all losses, claims, damages, liabilities, fees, expenses, judgments, and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the Effective Time (including in connection with the transactions contemplated by this Agreement), and shall reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments, and fines as such expenses are incurred, subject to the Parent’s receipt of an undertaking by such Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under applicable Law; provided, however, that the Parent will not be liable for any settlement effected without the Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed).

(c)          The Parent shall (i) maintain in effect for a period of six years after the Effective Time the current policies of directors’ and officers’ liability insurance maintained by the Company immediately prior to the Effective Time (provided, that the Parent may substitute therefor policies, of at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors and officers of the Company and its Subsidiaries when compared to the insurance maintained by the Company as of the date hereof); or (ii) obtain as of the Effective Time “tail” insurance policies with a claims period of six years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors, managers and officers of the Company and its Subsidiaries, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement).

(d)          The obligations of the Parent under this Section 5.09 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.09 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.09 applies shall be third party beneficiaries of this Section 5.09, each of whom may enforce the provisions of this Section 5.09).

(e)          In the event the Parent or any of its successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of the Parent shall assume all of the obligations set forth in this Section 5.09. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, managers and employees, it being understood and agreed that the indemnification provided for in this Section 5.09 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.10       Reasonable Best Efforts.

(a)          Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.10), each of the parties hereto shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including: (i) the obtaining of all necessary Permits, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) the obtaining of all necessary consents or waivers from third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. The Company and Parent shall, subject to applicable Law, promptly: (A) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii), and (iii) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company, Parent or either of the Merger Subs receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party’s counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement.

(b)          In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Company and Parent shall cooperate in all respects with each other and shall use their reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement.

(c)          Notwithstanding anything to the contrary set forth in this Agreement, none of the Company, Parent or the Merger Subs or any of their respective Subsidiaries shall be required to, and none of the Company, Parent or the Merger Subs may, without the prior written consent of the other parties, become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement, or order to: (i) sell, license, assign, transfer, divest, hold separate, or otherwise dispose of any assets, business, or portion of business of the Company, the Merger Subs, the Surviving Company, Parent or any of their respective Subsidiaries; (ii) conduct, restrict, operate, invest, or otherwise change the assets, business, or portion of business of the Company, the Merger Subs, the Surviving Company, Parent or any of their respective Subsidiaries in any manner; or (iii) impose any restriction, requirement, or limitation on the operation of the business or portion of the business of the Company, the Merger Subs, the Surviving Company, Parent or any of their respective Subsidiaries.

Section 5.11       Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company and Parent agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or other Governmental Entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 5.11 shall not apply to any release or announcement made or proposed to be made in connection with and related to a Parent Adverse Recommendation Change or in compliance with Section 5.05.

Section 5.12       Anti-Takeover Statutes. If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to Parent, the Merger Subs, the Company, the Merger, or any other transaction contemplated by this Agreement, then each of Parent and the Company shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

Section 5.13       Other SEC Filings. Parent shall file with the SEC all annual, quarterly and current reports required to be filed by Parent under the Exchange Act for any and all periods ending prior to the Effective Time, which such annual, quarterly and current reports shall (i) be made on a timely basis pursuant to the requirements applicable to each such type of report and (ii) comply in all material respects with the rules and regulations of the SEC applicable to each such type of report.

Section 5.14       Section 16 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any acquisitions of shares of Parent Common Stock (including derivative securities with respect to such shares) that are treated as acquisitions under such rule and result from the transactions contemplated by this Agreement by individuals who will become subject to the reporting requirements of Section 16(a) of the Exchange Act as a result of the Merger by reason of the fact that they will serve as directors or officers of Parent immediately after the Effective Time.

Section 5.15       Further Assurances. At and after the Effective Time, the directors and officers of the Parent, acting on behalf of the Parent as sole member-manager of the Surviving Company, and the officers of the Surviving Company, shall each be authorized to execute and deliver, in the name and on behalf of the Company, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Company any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger.

Section 5.16       The Conversion.

(a)          Subject to the provisions of this Agreement, promptly following the Closing, Parent shall cause a certificate of conversion substantially in the form attached hereto as Exhibit D (the “Certificate of Conversion”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington to effect its conversion from a Washington corporation to a Delaware corporation in accordance with the relevant provisions of the DGCL and the WBCA, as applicable (the “Conversion”). If the Secretary of State of the State of Delaware or the Secretary of State of the State of Washington require any changes in the Certificate of Conversion as a condition to filing or issuing a certificate to the effect that such Conversion is effective, Parent shall execute any necessary document incorporating such changes, provided such changes are not inconsistent with and do not result in any material change in the terms of this Agreement. The Conversion will become effective at such time as the Certificate of Conversion has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificate of Conversion in accordance with the DGCL.

(b)          At the effective time of the Conversion: (i) the articles of incorporation of Parent shall be replaced with the certificate of incorporation substantially in the form attached hereto as Exhibit A-2, and, as so replaced, shall be the certificate of incorporation of Parent until thereafter amended in accordance with the terms thereof or as provided by applicable Law; and (ii) the bylaws of Parent shall be replaced with the bylaws substantially in the form attached hereto as Exhibit B, and, as so replaced, shall be the bylaws of Parent until thereafter amended in accordance with the terms thereof, the certificate of incorporation of Parent, or as provided by applicable Law.

(c)          For United States federal and applicable state and local income tax purposes, it is intended by the parties hereto that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and that this Agreement constitute a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.

Section 5.17       Board of Directors. Parent shall take such action as may be necessary to appoint the four directors to be selected by the Company as set forth in Section 1.06 hereof (or such replacement designees as may be selected by the Company) to Parent’s seven (7) member Board of Directors commencing as of the Effective Time, subject to compliance with the requirements of NASDAQ. The parties agree that of the three (3) directors selected by Parent to remain on the Parent Board (the “Parent Directors”), one shall remain on the Parent Board until the 2022 annual meeting of shareholders of Parent, the second shall remain on the Parent Board until the 2021 annual meeting of shareholders of Parent and the third shall remain on the Parent Board until the 2020 annual meeting of shareholders of Parent, in each case subject to compliance with the requirements of NASDAQ. The parties agree that they shall take all actions as are necessary to cause the Parent Directors to remain on the Parent Board for the terms set forth above, including, without limitation, nominating them for election in connection with annual shareholder meetings, subject to compliance with the requirements of NASDAQ. In addition, the parties agree that the Audit Committee or the Nominating and Governance Committee of the Parent retain the sole authority to review and approve or ratify all related party transactions involving Parent that are required to be disclosed in Parent’s annual proxy statement pursuant to Item 404 of SEC Regulation S-K through the 2022 annual meeting of shareholders, with at least one (1) member of such committee being a Parent Director, subject to compliance with the requirements of NASDAQ.

Section 5.18       Stock Exchange Listing.  Prior to the Effective Time, Parent shall cause to make such filings with NASDAQ as may be required to enable the shares of Parent Common Stock issuable, and those required to be reserved for issuance in connection with the Merger, to be eligible for trading on NASDAQ subject to any transfer restrictions imposed under applicable Law, including Rule 144 under the Securities Act.

Section 5.19       The Offer. Provided that this Agreement shall not have been terminated in accordance with ARTICLE VII, concurrently with the filing of the Proxy Statement or thereafter, Parent shall commence (within the meaning of Rule 14d-2 under the Exchange Act) the Offer. It is contemplated that the completion of the Offer shall occur immediately following the Effective Time, or as otherwise required by SEC comments or applicable Law.  Parent expressly reserves the right, in its sole discretion, to modify any of the terms or conditions of the Offer, including, without limitation, extending the expiration date of the Offer; provided, however, that (a) Parent shall not modify the Offer price or the number of shares of Parent Common Stock included in the Offer without the prior written consent of the Company and (b) Parent shall not make any other modification of the terms or conditions of the Offer without first providing a reasonable opportunity for the Company to review and comment on any such proposed modification, but Parent shall be permitted to make any changes reasonably necessary to comply with SEC comments or applicable Law. In addition, the parties hereto agree that the Company shall cause the Company Members (other than the members of Dock Square who will become members of the Company as a result of the Pre-Closing Reorganization), and shall take reasonable best efforts to cause the members of Dock Square who will become Company Members as a result of the Pre-Closing Reorganization, not to tender in the Offer any shares of Parent Common Stock received as Merger Consideration.  The Offer shall be completed pursuant to its terms, and any decisions regarding the Offer following the Effective Time shall require the consent of a majority of the Parent Directors, in addition to any other consents required. If the Offer is not commenced prior to the Effective Time, then all decisions regarding timing of the Offer shall be made by the Parent Directors and the Offer shall proceed on the terms described herein subject to any changes that may be approved by the Parent Directors.

Section 5.20 Tax Matters.

(a)          Tax Treatment. The parties intend that, for United States federal and applicable state and local income tax purposes, the First Merger and the Second Merger (taken together as the Integrated Transaction), will constitute an integrated plan described in Rev. Rul. 2001-46, 2001-2 C.B. 32, 1 and qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations. Each of Parent, the Merger Subs and the Company (together with each of its respective Subsidiaries) shall use its reasonable best efforts to cause the Merger to qualify, and shall not take any action or fail to take any action that could reasonably be expected to impede or prevent the Merger from qualifying, as a “reorganization” within the meaning of Section 368(a) of the Code. Each of Parent, the Merger Subs and the Company (together with each of its respective Subsidiaries) agrees to file each of its respective Tax Returns in a manner that is consistent with the Merger qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and shall not otherwise take any Tax position that is inconsistent therewith, unless otherwise required by applicable Law. The parties hereby adopt this Agreement as a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.

(b)          S Corp Status. The Company shall not revoke or permit the revocation of the Company’s election to be treated as an “S corporation” within the meaning of Sections 1361 and 1362 of the Code. Other than pursuant to the Merger, the Company shall not take or permit any action to be taken that could result in the termination of the Company’s status as a validly electing “S corporation” within the meaning of Sections 1361 and 1362 of the Code.

(c)          Tax Returns. The Member Representative shall, at the Company Members’ sole expense, prepare or cause to be prepared, in accordance with applicable Law and in a manner consistent with past practice of the Company (or as otherwise deemed necessary to reflect the transactions contemplated by this Agreement), all Company Pass-Through Tax Returns that relate to a Pre-Closing Tax Period, whether or not any such Company Pass-Through Tax Returns are due before, on or after the Closing Date. The Member Representative shall deliver to Parent all such Company Pass-Through Tax Returns (along with supporting work papers) at least fifteen days prior to the filing due date thereof (taking into account any valid extension) for Parent’s review and comment and Member Representative shall consider in good faith any reasonable comments made by Parent no later than ten (10) days prior to the date on which any such Company Pass-Through Tax Return is due (taking into account any valid extension). If any such Company Pass-Through Tax Return is required to be filed by Parent or any of its Subsidiaries after the Closing, such Tax Return shall be filed by such Person in the form approved by Member Representative. Parent shall prepare and timely file all other Tax Returns with respect to the Company or any of its Subsidiaries that are due on or after the Closing Date.

(d)          Allocation of Taxes. For purposes of Section 5.20(c),

(i)            except as otherwise provided in subparagraph (ii), all Taxes with respect to the Company for a Straddle Period shall be apportioned between the portion of the period ending on the Closing Date and the portion of the period commencing on the day immediately following the Closing Date, based on the actual operations of the Company, as the case may be, by a closing of the books of the Company, as if the Closing Date were the end of a Tax year, and each such portion of such period shall be deemed to be a taxable period (whether or not it is in fact a taxable period). For purposes of computing the Taxes attributable to the two portions of a taxable period pursuant to this Section 5.20(d)(i), the amount of any item that is taken into account only once for each taxable period shall be allocated between the two portions of the period in proportion to the number of days in each portion; and

(ii)          all Taxes with respect to the Company for a Straddle Period that are based on capitalization, debt or shares of stock authorized, issued or outstanding, or any real property, personal property or similar ad valorem Taxes, the portion of such Tax which relates to the portion of such taxable period ending on the Closing Date shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the taxable period ending on (and including) the Closing Date and the denominator of which is the number of days in the entire taxable period.

(e)          Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Parent when due. Parent shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and the Member Representative shall cooperate with respect thereto as necessary).

(f)           Cooperation. Each of Parent, the Merger Subs and the Company shall, and shall each cause their respective Affiliates and Subsidiaries to, provide to the other parties such cooperation and information, as and to the extent reasonably requested, in connection with preparing, reviewing and filing any Tax Return, claim for refund, or in conducting any audit, suit, proceeding, investigation, claim, examination, or other administrative or judicial proceedings with respect to Taxes, in each case, at the expense of the requesting party. Such cooperation and information shall include providing copies of all relevant portions of relevant Tax Returns of the Company or any of its Subsidiaries, together with relevant work papers, or other documents relating to rulings and other determinations by Governmental Entities relating to Taxes, and relevant records concerning the ownership and Tax basis of property, which any such party may possess.

Section 5.21       Pre-Closing Balance Sheet Adjustment. As of the Effective Time, the Company’s Net Tangible Assets shall equal at least the Target Net Tangible Assets. Prior to the Effective Time, the Company may make such adjustments to its balance sheet line items, and such related transfers of assets and liabilities (including without limitation transfers to related parties), as it may deem necessary to ensure that Net Tangible Assets at the Effective Time equal Target Net Tangible Assets (collectively, the “Pre-Closing Balance Sheet Adjustment”). Such adjustments and transfers may include without limitation the monetization of the Company’s accounts receivable, the repayment of Company debt to related parties, the transfer to Company Members of any work opportunity tax credits certified and earned prior to Closing and the reimbursement of related parties for the pro rata portion of pre-paid workers’ compensation insurance covering the Company from and after the Effective Time.

Section 5.22       Dock Square Consulting Arrangement. Each of Parent and the Company shall use its reasonable best efforts to negotiate the consulting agreement to be entered into between Parent and Dock Square upon Closing substantially in accordance with the terms included in Section 3.05 of the Company Disclosure Letter (the “Dock Square Consulting Arrangement”).

Section 5.23       Covered Claim Indemnification. Parent will use reasonable best efforts to secure insurance coverage for a Covered Claim. From and after the Closing, Parent shall pay to the Member Representative for the benefit of the Company Members, the following amounts: (i) the excess of any uninsured Losses from a Covered Claim (excluding any deductible amount paid by Parent) (ii) multiplied by sixty-eight percent (68%) (the “Indemnification Amount”). The Indemnification Amount shall be paid to the Member Representative, for the benefit of the Company Members, in cash, except that the Indemnification Amount (or a portion thereof) shall be paid in additional shares of Parent Common Stock if and to the extent necessary to ensure that the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 5.24       Franchise Purchase Agreement. Parent will use reasonable best efforts to enter into one or more agreements with existing franchisees of the Company (collectively, the “Franchisees”) pursuant to which Parent would sell to the Franchisees, and the Franchisees would purchase from Parent, immediately following the Closing, location-specific assets at the Specified Locations, in the case of each such Specified Location for a purchase price to be mutually agreed upon among the parties in good faith, with the parties agreeing that such purchase price may be paid in such form as determined in the reasonable discretion of the Franchisees.

Section 5.25       Pre-Closing Transition. The parties hereto agree that, commencing immediately following execution of this Agreement, the Company will, in close collaboration and consultation with Parent,

(a) prepare for the conversion of as many of Parent’s offices as practicable to franchises, including without limitation the preparation, negotiation and execution of purchase and sale agreements in connection therewith, with such conversion to be completed immediately following the Closing;

(b) prepare for the transition by Parent from its current “Labor Commander” software, which shall remain in use by Parent prior to Closing, to the software in use by the Company on the date hereof, with such transition to be effected immediately following the Closing, or as soon as possible thereafter; and

(c) prepare for the transfer of Parent’s California operations to a new, separate legal entity, to be effective immediately following the Closing, or as soon as possible thereafter.

Parent will cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Company in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the taking of the actions set forth in (a) – (c) above. Without limiting the generality of the foregoing, Parent will cooperate with the Company and provide representatives of the Company reasonable access to Parent’s employees, facilities, IT infrastructure, files and documents, and supply the Company with any information, including employee data, that Company may reasonably request, in order to permit installation of the Company’s software and the related training of Parent’s employees, with Parent’s employees and customers to be entered into the new software prior to Closing to ensure a smooth transition on the Closing Date. Each party agrees to keep the other party informed of progress and status with respect to the actions required hereunder. The parties will provide such necessary and reasonable support to one another in complying with the obligations provided for in this Section 5.25. In the event the Company shall identify an issue regarding the Parent’s cooperation and assistance under this Section 5.25 that is not being addressed in an appropriate and timely manner, the Company shall notify its counterparty at the Parent of its concern, with a copy to the Chair of Parent’s Board of Directors.  The Parent will have three (3) Business Days from the effective time of notice to cure the cited deficiencies by providing the requested cooperation and assistance.

ARTICLE VI
Conditions

Section 6.01       Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing Date of each of the following conditions:

(a)          Parent Shareholder Approval. The Requisite Parent Vote shall have been obtained in accordance with the WBCA.

(b)          Credit Facility. The Credit Facility shall have been entered into between Parent, the Company and the Bank.

(c)          No Injunctions, Restraints, or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any Laws or Orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement.

Section 6.02       Conditions to Obligations of Parent and Merger Subs. The obligations of Parent and the Merger Subs to effect the Merger are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) by Parent and the Merger Subs on or prior to the Closing Date of the following conditions:

(a)          Representations and Warranties. (i) The representations and warranties of the Company contained in Section 3.01(c) and Section 3.02 of this Agreement shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date); (ii) the representations and warranties of the Company contained in Section 3.01(a), Section 3.03(a), Section 3.03(c), Section 3.03(d), Section 3.03(e), and Section 3.10 or in any certificate or other writing delivered by the Company pursuant hereto with respect thereto (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) shall be true in all material respects at and as of the date hereof and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true and correct only as of such time); and (iii) the other representations and warranties of the Company contained in this Agreement or in any certificate or other writing delivered by the Company pursuant hereto (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) shall be true at and as of the date hereof and the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (iii), only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)          Performance of Covenants. The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing.

(c)          Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d)          Officer’s Certificate. Parent will have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), and Section 6.02(c) hereof, and providing a schedule of any fixed assets and other classes of assets and liabilities that will be transferred in connection with the Pre-Closing Balance Sheet Adjustment.

(e)          Audited Financial Statements. The Company will have delivered to Parent audited consolidated financial statements of the Company for the year ended December 31, 2018 that are substantially similar to the Company Financial Statements delivered or made available to Parent prior to the date hereof.

(f)           Investor Representation Letters. Each of the Company Members will have signed a standard investor representation letter with respect to the Company Member’s receipt of the Parent Common Stock, including an agreement not to tender Parent Common Stock shares into the Offer.

(g)          Non-Competition Agreements. Each of the Company Members, other than the members of Dock Square who will become members of the Company pursuant to the Pre-Closing Reorganization, will have signed non-competition agreements with respect to the operations of Hire Quest Financial Holdings, LLC, Hirequest Insurance Company, and Hire Quest Financial, LLC, in a form reasonably acceptable to Parent.

(h)          Pre-Closing Reorganization. The Company and Hire Quest will have caused the Pre-Closing Reorganization to be completed no later than two days prior to the Closing Date.

Section 6.03       Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing Date of the following conditions:

(a)          Representations and Warranties. (i) The representations and warranties of Parent and the Merger Subs contained in Section 4.01(c), Section 4.02 and Section 4.20 of this Agreement shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date); (ii) the representations and warranties of Parent and the Merger Subs contained in Section 4.01(a), Section 4.03(a), Section 4.03(c), Section 4.03(d), Section 4.03(f), and Section 4.10 or in any certificate or other writing delivered by Parent pursuant hereto with respect thereto (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true in all material respects at and as of the date hereof and as of the Effective Time as if made at and as of such time (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true and correct only as of such time); and (iii) the other representations and warranties of Parent and the Merger Subs contained in this Agreement or in any certificate or other writing delivered by the Company pursuant hereto (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true at and as of the date hereof and the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), with, in the case of this clause (iii), only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)          Performance of Covenants. Parent and the Merger Subs shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement required to be performed by or complied with by it at or prior to the Closing.

(c)          Parent Material Adverse Effect. Since the date of this Agreement, there shall not have been any Parent Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(d)          Officer’s Certificate. The Company will have received a certificate, signed by an officer of Parent and the Merger Subs, certifying as to the matters set forth in Section 6.03(a), Section 6.03(b), and Section 6.03(c) hereof.

(e)          Audited Financial Statements. Parent will have delivered to the Company audited consolidated financial statements of Parent for the year ended December 28, 2018 that are substantially similar to the Parent Financial Statements delivered or made available to the Company prior to the date hereof.

(f)           Resignation of Directors. Parent shall have delivered to the Company copies of executed resignations, effective at the Effective Time, of the Resigning Directors.

ARTICLE VII
Termination, Amendment, and Waiver

Section 7.01       Termination By Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time (whether before or after the receipt of the Requisite Parent Vote) by the mutual written consent of the Company and Parent by action of the Company Members (with respect to the Company) and the Parent Board (with respect to the Parent).

Section 7.02       Termination By Either Parent or the Company. This Agreement may be terminated by any of the Company or Parent at any time prior to the Effective Time (whether before or after the receipt of the Requisite Parent Vote):

(a)          if the Merger has not been consummated on or before the 150th day following the date of this Agreement (the “End Date”); provided, further, that the right to terminate this Agreement pursuant to this Section 7.02(a) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement, such that the conditions to the Closing of the Merger set forth in Section 6.02(a) or Section 6.02(b), or Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied, has been the cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date;

(b)          if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable, or if any Governmental Entity prevents the commencement and completion of the Offer; provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(b) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement, such that the conditions to the Closing of the Merger set forth in Section 6.02(a) or Section 6.02(b), or Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied, and has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any such Law or Order; or

(c)          if at the duly convened Parent Shareholders Meeting, the Requisite Parent Vote shall not have been obtained (unless such Parent Shareholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).

Section 7.03       Termination By The Company. This Agreement may be terminated by the Company at any time prior to the Effective Time:

(a)          If (i) a Parent Adverse Recommendation Change shall have occurred or (ii) Parent shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 5.05 or Section 5.06(a); or

(b)          if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of Parent or the Merger Subs set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.02(a) or Section 6.02(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided that the Company shall have given Parent at least 30 days written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.03(b); provided further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.03(b) if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 7.04       Termination By Parent. This Agreement may be terminated by Parent at any time prior to the Effective Time:

(a)          if prior to the receipt of the Requisite Parent Vote at the Parent Shareholders Meeting, the Parent Board authorizes Parent, in full compliance with the terms of this Agreement, including Section 5.05 hereof, to enter into a Parent Acquisition Agreement (other than an Acceptable Confidentiality Agreement) in respect of a Superior Proposal; provided, that Parent shall have paid any amounts due pursuant to Section 7.06(a) hereof in accordance with the terms, and at the times specified therein; and provided further, that in the event of such termination, Parent substantially concurrently enters into such Parent Acquisition Agreement; or

(b)          if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided, that Parent shall have given the Company at least 30 days written notice prior to such termination stating Parent’s intention to terminate this Agreement pursuant to this Section 7.04(b); provided further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.04(b) if Parent is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 7.05       Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this ARTICLE VII (other than pursuant to Section 7.01) shall deliver written notice of such termination to the other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 7.05 shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this ARTICLE VII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any shareholder, director, member, manager, officer, employee, agent, or Representative of such party) to the other party hereto, provided, that, (a) if such termination shall result from (i) the intentional or willful failure of either party to perform a covenant or obligation of such party set forth in this Agreement, including without limitation the conditions set forth in ARTICLE VI, (ii) material breach by either party of any representation and warranty set forth in this Agreement or (iii) fraud by either party, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure; and (b) such termination shall not relieve any party hereto from any obligation to pay, if applicable, the Termination Fee. The provisions of Section 5.04(b), this Section 7.05, Section 7.06, and ARTICLE VIII (and any related definitions contained in any such Sections or Article) shall survive any termination hereof and remain in full force and effect.

Section 7.06       Fees and Expenses Following Termination.

(a)          If this Agreement is terminated by Parent pursuant to Section 7.04(a), then Parent shall pay to the Company (by wire transfer of immediately available funds), at or prior to such termination, the Termination Fee. If this Agreement is terminated by Parent pursuant to Section 7.02(b) (because a Governmental Entity prevents the commencement and completion of the Offer), then Parent shall pay to the Company (by wire transfer of immediately available funds), at or prior to such termination, an amount equal to 50% of the Termination Fee.

(b)          If this Agreement is terminated by (i) the Company pursuant to Section 7.03(b), or (ii) the Company or Parent pursuant to (A) Section 7.02(a) hereof and provided, that the Requisite Parent Vote shall not have been obtained at the Parent Shareholders Meeting (including any adjournment or postponement thereof), or (B) Section 7.02(c) hereof, and, in the case of clauses (i) and (ii) immediately above, (1) prior to such termination (in the case of a termination pursuant to Section 7.02(a) or 7.03(b)) or the Parent Shareholders Meeting (in the case of a termination pursuant to Section 7.02(c)), a Takeover Proposal shall (x) in the case of a termination pursuant to Section 7.02(a) or Section 7.02(c), have been publicly disclosed and not withdrawn, or (y) in the case of a termination pursuant to Section 7.03(b), have been publicly disclosed and not withdrawn or otherwise made or communicated to Parent or the Parent Board, and (2) within 12 months following the date of such termination of this Agreement Parent shall have entered into a definitive agreement with respect to any Takeover Proposal, or any Takeover Proposal shall have been consummated (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated, or publicly disclosed), then in any such event Parent shall pay to the Company (by wire transfer of immediately available funds) immediately prior to and as a condition to consummating such transaction, the Termination Fee (it being understood for all purposes of this Section 7.06(b), all references in the definition of Takeover Proposal to 15% shall be deemed to be references to “more than 50%” instead). If a Person (other than the other party to this Agreement) makes a Takeover Proposal that has been publicly disclosed and subsequently withdrawn prior to such termination or the relevant member or shareholder vote, as applicable, and, within 12 months following the date of the termination of this Agreement, such Person or any of its controlled Affiliates makes a Takeover Proposal that is publicly disclosed, such initial Takeover Proposal shall be deemed to have been “not withdrawn” for purposes of clauses (x) and (y) of this paragraph (b).

(c)          If this Agreement is terminated by the Company pursuant to Section 7.03(a), Parent shall pay the Termination Fee to the Company by wire transfer of same day funds concurrently with such termination.

(d)          Each party acknowledges and hereby agrees that the provisions of this Section 7.06 are an integral part of the transactions contemplated by this Agreement (including the Merger), and that, without such provisions, the other party to this Agreement would not have entered into this Agreement. If a party shall fail to pay in a timely manner the amounts due pursuant to this Section 7.06, and, in order to obtain such payment, the other party makes a claim against the first party that results in a judgment against such first party, such first party shall pay to the other party the reasonable costs and expenses of such other party (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such suit. The parties acknowledge and agree that in no event shall a party be obligated to pay the Termination Fee on more than one occasion.

(e)          Except as expressly set forth in this Section 7.06, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such Expenses.

Section 7.07       Amendment. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after the Requisite Parent Vote, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of the Requisite Parent Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law or in accordance with the rules of any relevant self-regulatory organization would require further approval by the holders of Parent Common Stock without such approval.

Section 7.08       Extension; Waiver. At any time prior to the Effective Time, the Company, on the one hand, or Parent, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party or parties, as applicable; (b) waive any inaccuracies in the representations and warranties of the other party or parties, as applicable, contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

ARTICLE VIII
Miscellaneous

Section 8.01       Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

“Acceptable Confidentiality Agreement” means a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are no less favorable to the Company or Parent, as the case may be, than those contained in the Confidentiality Agreements.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Bank” means Branch Banking & Trust Company.

“Business Day” means any day, other than Saturday, Sunday, or any day on which banking institutions located in New York City are authorized or required by Law or other governmental action to close.

“Certificate of Conversion” has the meaning set forth in Section 5.16(a).

“Charter Documents” has the meaning set forth in Section 4.01(a).

“Closing” has the meaning set forth in Section 1.02.

“Closing Date” has the meaning set forth in Section 1.02.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Balance Sheet” has the meaning set forth in Section 3.04(b).

“Company Disclosure Letter” has the meaning set forth in the introductory language in ARTICLE III.

“Company Employee” has the meaning set forth in Section 3.12(a).

“Company Employee Plans” has the meaning set forth in Section 3.12(a).

“Company ERISA Affiliate” means all employers, trades, or businesses (whether or not incorporated) that would be treated together with Parent or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code.

“Company Financial Advisor” has the meaning set forth in Section 3.10.

“Company Financial Statements” has the meaning set forth in Section 3.04(a).

“Company IP” has the meaning set forth in Section 3.07(b).

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which the Company or any of its Subsidiaries is a party, beneficiary, or otherwise bound, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Company or any of its Subsidiaries.

“Company Lease” shall mean all leases, subleases, licenses, concessions, and other agreements (written or oral) under which the Company or any of its Subsidiaries holds any Company-Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any of its Subsidiaries thereunder.

“Company-Leased Real Estate” shall mean all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Company or any of its Subsidiaries.

“Company-Licensed IP” means all Intellectual Property that is licensed to Company or any of its Subsidiaries by a third party, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of the Company and its Subsidiaries, taken as a whole; or (b) the ability of the Company to consummate the transactions contemplated by this Agreement on a timely basis; provided, however, that, for the purposes of clause (a), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by this Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which the Company and its Subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

“Company Material Contract” has the meaning set forth in Section 3.15(a).

“Company Members” means the members of the Company, set forth on Section 3.02(a) of the Company Disclosure Letter; provided that, “Company Members as of the date hereof” shall refer to only those members of the Company who are members as of the date of this Agreement.

“Company Membership Interests” has the meaning set forth in Section 3.02(a).

“Company-Owned IP” means all Intellectual Property owned by the Company or any of its Subsidiaries.

“Company-Owned Real Estate” shall mean any and all land and real property owned by the Company or any of its Subsidiaries, together with all of the Company’s or Subsidiaries’ right, title and interest to any buildings, structures, fixtures, and improvements located thereon and all easements, rights of way, and appurtenances relating thereto.

“Company Pass-Through Tax Return” means any Tax Return relating to Income Tax filed by or with respect to the Company or any Company Subsidiary to the extent that (a) the Company or any such Company Subsidiary is treated as a flow through entity for purposes of such Tax Return and (b) the results of operations reflected on such Tax Return are also reflected on the Tax Returns of the Company Members or the direct or indirect owners (if any) or beneficiaries of such Company Members.

“Company Policies” has the meaning set forth in Section 3.16.

“Company Securities” has the meaning set forth in Section 3.02(b)(i).

“Company Selected Customers” has the meaning set forth in Section 3.19.

“Company Subsidiary Securities” has the meaning set forth in Section 3.02(d).

“Confidentiality Agreements” has the meaning set forth in Section 5.04(b).

“Consent” has the meaning set forth in Section 3.03(c).

“Contracts” means any legally binding contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral.

“Conversion” has the meaning set forth in Section 5.16(a).

“Conversion Vote” has the meaning set forth in Section 4.03(a).

“Covered Claim” has the meaning set forth in Section 5.23 of the Parent Disclosure Letter.

“Credit Facility” means that certain $30,000,000 line of credit with $15,000,000 letter of credit sublimit and $20,000,000 uncommitted accordion feature pursuant to the Bank’s commitment letter dated January 28, 2019.

“DGCL” means the Delaware General Corporation Law.

“Dissenting Shares” has the meaning set forth in Section 2.04.

“Dock Square” means Dock Square HQ, LLC, a Delaware limited liability company.

“Dock Square Consulting Arrangement” has the meaning set forth in Section 5.22.

“EDGAR” has the meaning set forth in Section 4.04(a).

“Effective Time” has the meaning set forth in Section 1.03(a).

“Employer of Record” has the meaning set forth in Section 5.08(a).

“End Date” has the meaning set forth in Section 7.02(a).

“Environmental Laws” means any applicable Law, and any Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Substance. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et. seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et. seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et. seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et. seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et. seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et. seq.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Estimated Section 481 Adjustment Liability” means the estimated amount of corporate income tax required to be paid by the Parent or the Surviving Company by reason of the required inclusion in income under Section 481 of the Code (if any) arising from the Company’s change in method of accounting from the cash method to the accrual method after the Closing by reason of the Merger, which shall be computed by the Company as of the end of the month preceding the month that includes the Closing Date by multiplying (a) the total estimated amount to be included in taxable income by reason of such adjustment under Section 481 of the Code (determined as of such date on a pro-forma basis assuming that the Merger closed on such date and, prior to such closing, the Company engaged in the Pre-Closing Balance Sheet Adjustment to cause Tangible Net Assets to equal Target Net Tangible Assets), by (b) the effective income tax rate applicable to such income as if the Company was a “C corporation” (taking into account federal and applicable state and local income taxes determined using the Company’s most recent state apportionment, and the deductibility of state and local income taxes for federal income tax purposes).

“Exchange Act” has the meaning set forth in Section 3.03(c).

“Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Proxy Statement, the filing of any required notices in connection with regulatory approvals, and all other matters related to the Merger and the other transactions contemplated by this Agreement.

“FBCA” means the Florida Business Corporation Act.

“First Merger” has the meaning set forth in the Recitals.

“First Merger Certificate” has the meaning set forth in Section 1.03(a).

“First Surviving Company” has the meaning set forth in Section 1.01(a).

“First Surviving Company Membership Interests” means the membership interests that the sole member of the First Surviving Company holds in the First Surviving Company.

“Franchisees” has the meaning set forth in Section 5.24.

“Franchise Purchase Price” has the meaning set forth in Section 5.24.

“FRLLCA” means the Florida Revised Limited Liability Company Act.

“GAAP” has the meaning set forth in Section 3.04(a).

“Governmental Entity” has the meaning set forth in Section 3.03(c).

“Hazardous Substance” shall mean: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Hire Quest” means Hire Quest, LLC, a Florida limited liability company.

“Income Tax” means any Tax imposed on net income and franchise Taxes imposed in lieu of Taxes imposed on net income.

“Indemnification Amount” has the meaning set forth in Section 5.23.

“Indemnified Party” has the meaning set forth in Section 5.09(a).

“Indemnifying Party” has the meaning set forth in Section 5.09(b).

“Integrated Transaction” has the meaning set forth in Section 2.04.

“Intellectual Property” means any and all rights in, arising out of, or associated with any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, certification marks, logos, slogans, trade dress, trade names, corporate, business and product names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (b) all copyrightable works, all copyrights, whether or not copyrightable, and all registrations, applications for registration, and renewals in connection therewith (“Copyrights”); (c) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents (including, without limitation, utility patents, design patents, industrial designs, plant patents, inventors’ certificates and utility models), patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations, continuations-in-part and extensions), and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof (“Patents”); (e) all internet domain names and social media accounts and user names (including “handles”); (e) all mask works and all applications, registrations, and renewals in connection therewith; (f) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists and profiles, pricing and cost information and business and marketing plans and proposals); (g) all computer software (including source code, executable code, object code, application programming interfaces, data files, databases, protocols, specifications and other documentation thereof (“Software”); (h) all advertising and promotional materials; (i) all other proprietary rights, and all copies and tangible embodiments thereof (in whatever form or medium).

“IRS” means the United States Internal Revenue Service.

“Knowledge” means: (a) with respect to the Company and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 8.01 of the Company Disclosure Letter; and (b) with respect to Parent and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 8.01 of the Parent Disclosure Letter.

“Laws” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity.

“Lease” means, with respect to the Company, any Company Lease, and, with respect to Parent, any Parent Lease.

“Legal Action” means any suit, action, proceeding, arbitration, mediation, audit, hearing, inquiry or, to the Knowledge of the Person in question, investigation (in each case, whether civil, criminal, administrative, investigative, formal, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity.

“Liability” shall mean any liability, indebtedness, or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“Liens” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer, and security interests of any kind or nature whatsoever.

“Losses” means all claims, losses, costs, defense costs, expenses, liabilities and judgments (including any amounts paid in settlement).

“Member Representative” has the meaning set forth in the Preamble.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 2.01(a)(i).

“Merger Sub 1” has the meaning set forth in the Preamble.

“Merger Sub 1 Capital Stock” means the shares of capital stock that the sole shareholder of Merger Sub 1 holds in Merger Sub 1.

“Merger Sub 2” has the meaning set forth in the Preamble.

“Merger Sub 2 Membership Interests” means the membership interests that the sole member of Merger Sub 2 holds in Merger Sub 2.

“Merger Subs” has the meaning set forth in the Preamble.

“Multiemployer Plan” has the meaning set forth in Section 3.12(c).

“Net Tangible Assets” means, as of any relevant date, the amount calculated by subtracting all liabilities and all intangible assets of the Company as of such date from the Company’s total assets as of such date, in each case determined in accordance with GAAP; provided, that (a) no purchase accounting adjustments arising out of the transactions contemplated by this Agreement shall be made, (b) the Estimated Section 481 Adjustment Liability shall be treated as a liability of the Company and (c) the value of the Company-Owned Real Estate shall be its fair market value, as determined on the basis of an appraisal, and not its book value.

“Offer” has the meaning set forth in the Recitals.

“Order” has the meaning set forth in Section 3.09.

“Organizational Documents” has the meaning set forth in Section 3.01(b).

“Other Company Governmental Approvals” has the meaning set forth in Section 3.03(c).

“Other Parent Governmental Approvals” has the meaning set forth in 4.03(c).

“Parent” has the meaning set forth in the Preamble.

“Parent Acquisition Agreement” has the meaning set forth in Section 5.05(b).

“Parent Adverse Recommendation Change” shall mean the Parent Board: (a) failing to make, withdraw, amend, modify, or materially qualify, in a manner adverse to the Company, the Parent Board Recommendation; (b) failing to include the Parent Board Recommendation in the Proxy Statement that is mailed to the Parent shareholders; (c) recommending a Takeover Proposal; (d) failing to recommend against acceptance of any third party tender offer or exchange offer for the shares of Parent Common Stock within ten Business Days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by the Company) the Parent Board Recommendation within ten Business Days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by Parent or the Person making such Takeover Proposal; (f) making any public statement inconsistent with the Parent Board Recommendation; or (g) resolving or agreeing to take any of the foregoing actions.

“Parent Balance Sheet” has the meaning set forth in Section 4.04(b).

“Parent Board” has the meaning set forth in the Recitals.

“Parent Board Recommendation” has the meaning set forth in Section 4.03(d).

“Parent Certificate” means a certificate representing shares of Parent Common Stock.

“Parent Common Stock” means the shares of common stock, par value $0.001 per share, of Parent.

“Parent Directors” has the meaning set forth in Section 5.17.

“Parent Disclosure Letter” has the meaning set forth in the introductory language in ARTICLE IV.

“Parent Employee” has the meaning set forth in Section 4.12(a).

“Parent Employee Plans” has the meaning set forth in Section 4.12(a).

“Parent ERISA Affiliate” means all employers, trades, or businesses (whether or not incorporated) that would be treated together with Parent or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code.

“Parent Financial Advisor” has the meaning set forth in Section 4.10.

“Parent IP” has the meaning set forth in Section 4.07(b).

“Parent IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which Parent or any of its Subsidiaries is a party, beneficiary, or otherwise bound, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Parent or any of its Subsidiaries.

“Parent Lease” shall mean all leases, subleases, licenses, concessions, and other agreements (written or oral) under which Parent or any of its Subsidiaries holds any Parent-Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of Parent or any of its Subsidiaries thereunder.

“Parent-Leased Real Estate” shall mean all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Parent or any of its Subsidiaries.

“Parent-Licensed IP” means all Intellectual Property that is licensed to Parent or any of its Subsidiaries by a third party, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Parent or any of its Subsidiaries.

“Parent Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of Parent and its Subsidiaries, taken as a whole; or (b) the ability of Parent to consummate the transactions contemplated by this Agreement or the Shareholder Voting Agreements on a timely basis; provided, however, that, for the purposes of clause (a), a Parent Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by this Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which Parent and its Subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on Parent and its Subsidiaries, taken as a whole, compared to other participants in the industries in which Parent and its Subsidiaries conduct their businesses.

“Parent Material Contract” has the meaning set forth in Section 4.15(a).

“Parent Preferred Stock” has the meaning set forth in Section 4.02(a).

“Parent-Owned IP” means all Intellectual Property owned by Parent or any of its Subsidiaries.

“Parent Policies” has the meaning set forth in Section 4.16.

“Parent SEC Documents” has the meaning set forth in Section 4.04(a).

“Parent Securities” has the meaning set forth in Section 4.02(b)(i).

“Parent Selected Customers” has the meaning set forth in Section 4.19.

“Parent Shareholders Meeting” means the special meeting of the shareholders of the Parent to be held to consider the adoption of this Agreement.

“Parent Subsidiary Securities” has the meaning set forth in Section 4.02(d).

“PBGC” has the meaning set forth in Section 3.12(d).

“Permits” has the meaning set forth in Section 3.08(b).

“Permitted Encumbrances” means those exceptions from Title Policies Nos. 5011400-2031977e, 5011400-2002612e and 5011400-1789045e issued by First American Title Insurance Company as set forth on Exhibit F.

“Permitted Liens” means: (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being actively contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof and the execution or other enforcement of which is effectively stayed); (b) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property; (c) covenants, conditions, restrictions, easements, and other similar minor and non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (d) any right of way or easement of record related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; and (e) Liens arising under workers’ compensation, unemployment insurance, social security, retirement, and similar legislation.

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity, or other entity or group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Pre-Closing Balance Sheet Adjustment” has the meaning set forth in Section 5.21.

“Pre-Closing Reorganization” means (a) Dock Square’s distribution to its direct or indirect members of all of its rights, title and interest in and to its limited liability company membership interest in Hire Quest, followed by (b) each such members’ contribution to the Company of all of its respective rights, title and interest in and to its limited liability company membership interest in Hire Quest as a capital contribution in exchange for, in the aggregate, a six and one-half (6.5%) percent limited liability company membership interest in the Company.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period through the end of the Closing Date.

“Pro Rata Merger Consideration” has the meaning set forth in Section 2.01(a)(i).

“Proxy Statement” has the meaning set forth in Section 3.16.

“Real Estate” means, with respect to the Company, the Company-Owned Real Estate and the Company-Leased Real Estate, and, with respect to Parent, the Parent-Leased Real Estate.

“Representatives” has the meaning set forth in Section 5.05(a).

“Requisite Parent Vote” has the meaning set forth in Section 4.03(a).

“Resigning Directors” has the meaning set forth in Section 1.06.

“Sarbanes-Oxley Act” has the meaning set forth in Section 4.04(a).

“SEC” has the meaning set forth in Section 4.03(c).

“Second Merger” has the meaning set forth in the Recitals.

“Second Merger Certificate” has the meaning set forth in Section 1.03(b).

“Second Merger Effective Time” has the meaning set forth in Section 1.03(b).

“Securities Act” has the meaning set forth in Section 4.04(a).

“Settlement Agreement” means that certain Settlement Agreement made and entered into as of April 16, 2018 by and among Parent, Ephraim Fields and each of the other parties listed on Exhibit A thereto.

“Shareholder Voting Agreements” has the meaning set forth in the Recitals.

“Specified Locations” shall mean the Parent offices located in North Las Vegas, NV; Thornton, CO; Austin, TX; San Antonio, TX; Houston, TX; Aurora, CO; Atlanta, GA; Indianapolis, IN (both locations); Baltimore, MD and Landover, MD.

“Straddle Period” means any taxable period that begins before and ends after the Closing Date.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

“Superior Proposal” means a bona fide written Takeover Proposal involving the direct or indirect acquisition pursuant to a tender offer (other than the Offer), exchange offer, merger, consolidation, or other business combination, of all or substantially all of a party’s consolidated assets or at least a majority of the outstanding equity interests of such party, that such party’s board of managers or board of directors determines in good faith (after consultation with outside legal counsel and such party’s financial advisor) is more favorable from a financial point of view to the holders of such party’s equity interests than the transactions contemplated by this Agreement, taking into account: (a) all financial considerations; (b) the identity of the third party making such Takeover Proposal; (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal; (d) the other terms and conditions of such Takeover Proposal and the implications thereof on such party, including relevant legal, regulatory, and other aspects of such Takeover Proposal deemed relevant by such board (including any termination or break-up fees and conditions to consummation); and (e) any revisions to the terms of this Agreement and the Merger proposed by the other party during the Superior Proposal Notice Period set forth in Section 5.05.

“Superior Proposal Notice Period” has the meaning set forth in Section 5.05.

“Surviving Company” has the meaning set forth in Section 1.01(b).

“Takeover Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any Person or group (other than the other party to this Agreement and its Subsidiaries), relating to any transaction or series of related transactions, involving any: (a) direct or indirect acquisition of assets of a party or its Subsidiaries (including any voting equity interests of Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of such party’s consolidated assets or to which 15% or more of such party’s net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of a party; (c) tender offer (other than the Offer) or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of a party; (d) merger, consolidation, other business combination, or similar transaction involving a party or any of its Subsidiaries, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated assets, net revenues, or net income of such party and its Subsidiaries, taken as a whole; (e) reorganization, liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of a party or one or more of its Subsidiaries which, individually or in the aggregate, generate or constitute 15% or more of the consolidated assets, net revenues, or net income of a party and its Subsidiaries, taken as a whole; or (f) any combination of the foregoing; in each case including any financing thereof.

“Target Net Tangible Assets” means Fourteen Million dollars ($14,000,000).

“Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, escheat, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, levies or charges of any kind whatsoever imposed by a Governmental Entity, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Laws” means any Laws relating to the imposition, payment or collection of Taxes.

“Tax Returns” means any return, election, declaration, report, claim for refund, information return or statement, or other document relating to Taxes filed or required to be filed with any Governmental Entity, including any schedule or attachment thereto, and including any amendment thereof.

“Termination Fee” means One Million Two Hundred Thousand dollars ($1,200,000).

“Treasury Regulations” means the Treasury regulations promulgated under the Code.

“Voting Debt” has the meaning set forth in Section 3.02(c).

“WBCA” means the Washington Business Corporation Act.

Section 8.02       Interpretation; Construction.

(a)          The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit, Article, or Schedule, such reference shall be to a Section of, Exhibit to, Article of, or Schedule of this Agreement unless otherwise indicated. Unless the context otherwise requires, references herein: (i) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” and the word “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” A reference in this Agreement to $ or dollars is to U.S. dollars. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter and the Parent Disclosure Letter.

(b)          The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 8.03       No Survival. None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, neither this Section 8.03 nor anything else in this Agreement to the contrary shall limit: (a) the survival of any covenant or agreement of the parties which by its terms is required to be performed or complied with in whole or in part after the Closing, which covenants and agreements shall survive the Closing in accordance with their respective terms; or (b) any claim against any Person with respect to intentional fraud in the making of the representations and warranties by such Person in ARTICLE III or ARTICLE IV, as applicable.

Section 8.04       Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

Section 8.05       Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Legal Action or proceeding with respect to this Agreement and the Shareholder Voting Agreements and the rights and obligations arising hereunder and thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder and thereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the State of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.07 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement, the Shareholder Voting Agreements or any of the transactions contemplated by this Agreement or the Shareholder Voting Agreements in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the Shareholder Voting Agreements and the rights and obligations arising hereunder and thereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.05; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement, the Shareholder Voting Agreements or the subject matter hereof of thereof, may not be enforced in or by such courts.

Section 8.06       Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE SHAREHOLDERS VOTING AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SHAREHOLDERS VOTING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE SHAREHOLDERS VOTING AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE SHAREHOLDERS VOTING AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.06.

Section 8.07       Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.07):

If to Parent or the Merger Subs, to:

Command Center, Inc.

3609 S. Wadsworth Blvd., Suite 250

Lakewood, Colorado

Attention: Richard K. Coleman, Jr. and Brendan Simaytis

Email: rick.coleman@commandonline.com; brendan.simaytis@commandonline.com

with a copy (which will not constitute notice to Parent) to:	Olshan Frome Wolosky LLP 1325 Avenue of the Americas New York, New York 10019 Attention: Adam W. Finerman, Esq. Facsimile: (212) 451-2222 Email: afinerman@olshanlaw.com
If to the Company, to:	Hire Quest Holdings, LLC 111 Springhall Drive Goose Creek, SC 29445 Attention: John D. McAnnar, Esq. Facsimile: (843) 577-5742 Email: jdmcannar@hirequestllc.com with a copy (which will not constitute notice to the Company) to:

Hill Ward Henderson
101 East Kennedy Boulevard, Suite 3700
Tampa, Florida 33602

Attention: David S. Felman and Roland S. Chase

Facsimile: (813) 221-2900

Email: dave.felman@hwhlaw.com; roland.chase@hwhlaw.com

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

Section 8.08       Entire Agreement. This Agreement (including the Exhibits to this Agreement), the Company Disclosure Letter, the Parent Disclosure Letter, the Shareholder Voting Agreements and the Confidentiality Agreements constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreements, the Shareholder Voting Agreements, the Company Disclosure Letter and the Parent Disclosure Letter (other than an exception expressly set forth as such in the Company Disclosure Letter or Parent Disclosure Letter, as applicable), the statements in the body of this Agreement will control.

Section 8.09       No Third Party Beneficiaries. Except as provided in Section 5.09 hereof (which shall be to the benefit of the parties referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.10       Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 8.11       Assignment. No party may assign, directly or indirectly, including by operation of law, either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party hereto. Subject to the first sentence of this Section 8.11, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 8.12       Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

Section 8.13       Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at Law or in equity.

Section 8.14       Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by the other party.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Company: Hire Quest Holdings, LLC

By:	/s/ Richard Hermanns
Name:	Richard Hermanns
Title:	CEO

Parent: Command Center, Inc.

By:	/s/ Richard K. Coleman, Jr.
Name:	Richard K. Coleman, Jr.
Title:	President and CEO

Merger Sub 1: CCNI One, Inc.

By:	/s/ Brendan Simaytis
Name:	Brendan Simaytis
Title:	Director/Shareholder

Merger Sub 2: Command Florida, LLC

By:	/s/ Richard K. Coleman, Jr.
Name:	Richard K. Coleman, Jr.
Title:	Manager

Member Representative:

/s/ Richard Hermanns
Richard Hermanns

[Signature Page to Agreement and Plan of Merger]

SCHEDULE A

List of Parent Shareholders Signing Shareholder Voting Agreements

Jerry Smith

Ephraim Fields

Richard K. Coleman, Jr.

Cory Smith

Brendan Simaytis

Steven P. Oman

JD Smith

R. Rimmy Malhotra

Galen Vetter

Lawrence F. Hagenbuch

Steven Bathgate

Annex B

PARENT VOTING AGREEMENT

THIS PARENT VOTING AGREEMENT (this “Agreement”) is made and entered into as of April ___, 2019, by and among Command Center, Inc., a Washington corporation (“Parent”), the undersigned shareholder (“Shareholder”) of Parent, and Hire Quest Holdings, LLC, a Florida limited liability company (the “Company”).

RECITALS

A.           Concurrently with the execution of this Agreement, Parent, Parent’s subsidiary, CCNI One, Inc., a Florida corporation (“Merger Sub 1”), Parent’s subsidiary, Command Florida, LLC, a Florida limited liability company (“Merger Sub 2”), and the Company have entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for (i) the merger of Merger Sub 1 with and into the Company (the “First Merger”), with the Company surviving the First Merger, (ii) immediately followed by the merger of the Company with and into Merger Sub 2 (the “Second Merger” and collectively with the First Merger, the “Merger”).

B.           The parties to the Merger intend that promptly after the Merger and subject to the approval of Parent’s shareholders, Parent will be converted to a Delaware corporation.

C.        In the Merger, upon the terms and subject to the conditions of the Merger Agreement, all of the membership interests of the Company’s members in the Company will be converted into the right to receive the consideration set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement.

D.           As of the date hereof, Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of outstanding capital stock of Parent and other securities convertible into, or exercisable or exchangeable for, shares of capital stock of Parent (the “Shares”) set forth on the signature page of this Agreement.

E.           As a material inducement to the Company to enter into and to consummate the transactions contemplated by the Merger Agreement, Company has required that Shareholder agree, and Shareholder is willing to agree, to restrict the transfer or disposition of any of the Shares, or any other shares of capital stock of the Parent acquired by Shareholder hereafter and prior to the Expiration Time (as defined in Section 1(a) hereof), and to vote the Shares and any other such shares of capital stock of Parent as set forth in this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.           Agreement to Retain Shares.

(a)           Transfer.  Shareholder agrees that, at all times during the period beginning on the date hereof and ending at the Expiration Time, Shareholder shall not Transfer (as defined below) any of the Shares or any New Shares (as defined in Section 1(b) hereof), or make any agreement regarding any Transfer, in each case without the prior written consent of the Company.  Shareholder agrees that any Transfer in violation of this Agreement shall be void and of no force or effect. Notwithstanding anything to the contrary contained herein, Shareholder’s participation in the Offer (as defined in the Merger Agreement) shall not be deemed a Transfer and shall not be limited by the terms of this Agreement.

As used herein, the term “Expiration Time” shall mean the earliest to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) the termination of the Merger Agreement in accordance with the terms thereof, including without limitation pursuant to Section 7.04(a) thereof, or (iii) the occurrence of a Material Adverse Amendment.  As used herein (A) the term “Material Adverse Amendment” shall mean an amendment, modification or waiver to the Merger Agreement that (i) (1) directly or indirectly increases the Merger Consideration (as defined in the Merger Agreement) payable in connection with the Merger, (2) waives, amends or modifies any condition to the obligation of Parent to consummate the Merger, (3) waives any breach of representation, warranty, covenant or agreement of Company contained in the Merger Agreement, (4) waives, amends or modifies any representation, warranty, covenant or agreement of Company so as to reduce the scope thereof, or the obligation thereunder, or (5) materially and adversely affects the Shareholder and (ii) is approved by the Parent’s Board of Directors regardless of whether in such vote the Shareholder’s nominee (if any) on the Parent’s Board of Directors (or the Shareholder in his capacity as a director) voted against such amendment.  As used herein, the term “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the gift, placement in trust, or the Constructive Sale (as defined below) or other disposition of such security (excluding transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing, excluding any of the foregoing effected (A) pursuant to a court order, (B) pursuant to the Merger, (C) pursuant to a Rule 10b5-1 trading plan, (D) to any transferee if such transferee, prior to the Transfer, executes a binding agreement with Parent and the Company substantially in the form of this Agreement.  As used herein, the term “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.

(b)           New Shares.  Shareholder agrees that any shares of capital stock of the Parent that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Time, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of all securities held by Shareholder which are convertible into, or exercisable or exchangeable for, shares of capital stock of the Parent (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof.

2.           Agreement to Vote Shares.  Until the Expiration Time, at every meeting of shareholders of the Parent called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of shareholders of the Parent with respect to any of the following, Shareholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 3), the outstanding Shares and any outstanding New Shares (to the extent any such New Shares may be voted):

(i)           in favor of approval of the increase in the number of Parent’s authorized shares of common stock as set forth in the Merger Agreement;

(ii)          in favor of approval of the conversion of the Parent from a Washington corporation to a Delaware corporation as set forth in the Merger Agreement;

(iii)         in favor of approval of the issuance of shares of the common stock of the Parent as consideration for the Merger and in favor of the related change of control transaction for purposes of Nasdaq listing rules as set forth in the Merger Agreement;

(iv)         in favor of approval of the change in name of Parent to “HireQuest, Inc.” as set forth in the Merger Agreement;

(v)          against approval of any proposal made in opposition to, or in competition with, any of the above proposals;

(vi)         against any action which the Parent is prohibited from taking under Section 5.02 of the Merger Agreement;

(vii)       in favor of waiving any notice that may have been or may be required relating to any reorganization of the Parent or any subsidiary of the Parent, any issuance, reclassification or recapitalization of the capital stock of the Parent or any subsidiary of the Parent, any sale or purchase of assets, change of control of or acquisition by the Parent or any subsidiary of the Parent or any other person, or any consolidation or merger to which the Parent or any subsidiary of the Parent is the surviving entity.

Prior to the Expiration Time, Shareholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 2.

3.           Irrevocable Proxy.  Concurrently with the execution of this Agreement, Shareholder agrees to deliver to Company an irrevocable proxy in the form attached hereto as Appendix A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares and New Shares.

4.           Representations, Warranties and Covenants of Shareholder.  Shareholder represents, warrants and covenants to Company as follows:

(i)           Shareholder is the beneficial owner of the Shares, with full power to vote or direct the voting of the Shares for and on behalf of any and all beneficial owners of the Shares.

(ii)           As of the date hereof, the Shares are, and at all times up until the Expiration Time the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances of any kind or nature, in each case that would impair Shareholder’s ability to fulfill its obligations under Section 2.  The execution and delivery of this Agreement by Shareholder do not, and Shareholder’s performance of its obligations under this Agreement will not conflict with or violate any order, decree, judgment or agreement known by the Shareholder to be applicable to such Shareholder or by which Shareholder or any of Shareholder’s properties or Shares is bound.

(iii)           Shareholder does not beneficially own any shares of capital stock of the Parent, or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Parent, other than as set forth on the signature page hereto.

(iv)           Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement, the Proxy and any other related agreements to which Shareholder is a party.

5.           Additional Documents.  Shareholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

6.           Termination.  This Agreement and the Proxy delivered in connection herewith shall terminate automatically and shall have no further force or effect as of the Expiration Time.

7.           Parent Covenants.  The Parent agrees to make a notation on its records and give instructions to its transfer agent(s) not to permit, prior to the Expiration Time, the transfer of any Shares or New Shares, except as permitted pursuant to Section 1(a).

8.           Miscellaneous.

(a)           Directors and Officers.  Notwithstanding any provision of this Agreement to the contrary, Shareholder has entered into this Agreement in its, his or her capacity as a Shareholder of the Parent, and nothing in this Agreement shall limit or restrict Shareholder or any representative of Shareholder from acting, if applicable, in the Shareholder’s or such representative’s capacity as a director or officer of the Parent (it being understood that this Agreement shall apply to Shareholder solely in Shareholder’s capacity as a shareholder of the Parent) or voting in Shareholder’s sole discretion on any matter other than those matters referred to in Section 2.  Company covenants that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (i) alleges that any action taken (or not taken) by Shareholder or Shareholder’s representative solely in Shareholder’s or such representative’s capacity as a director or officer of the Parent breaches or violates or would breach or violate any provision of this Agreement or the Proxy or (ii) challenges the right of Shareholder to vote or challenges the validity of or seeks to enjoin any vote by Shareholder (or the grant of a proxy with respect thereto) on any matter other than those matters set forth in Section 2.

(b)           Waiver.  No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by the other party hereto.  The waiver of any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.  No delay or omission by Company in exercising any right under this Agreement shall operate as a waiver of that right or any other right under this Agreement.

(c)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if sent via facsimile (receipt confirmed), or (iii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service.  All notices hereunder shall be delivered to the parties at the following addresses or facsimile numbers (or pursuant to such other instructions as may be designated in writing by the party to receive such notice):

If to Company:	Hire Quest Holdings, LLC
111 Springhall Drive
Goose Creek, SC 29445
Telephone: (843) 723-7400
Facsimile:
Attention: John McAnnar

With a copy to:	Hill Ward Henderson
101 East Kennedy Boulevard, Suite 3700
Tampa, FL 33603
Telephone: (813) 227-8483
Facsimile: (813) 221-2900
Attention: David S. Felman and Roland S. Chase

If to Parent:	Command Center, Inc.
3609 S Wadsworth Blvd Suite 250
Lakewood, CO 80235
Telephone: (866) 464-5844
Facsimile:
Attention: Brendan Simaytis

With a copy to:	Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Telephone: (212) 451-2289
Facsimile: (212) 451-2222
Attention: afinerman@olshanlaw.com

If to Shareholder:	To the address for notice set forth on the signature page hereof

(d)           Headings.  All captions and section headings used in this Agreement are for convenience only and do not form a part of this Agreement.

(e)           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

(f)           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement and executed by each of the parties hereto.

(g)           Severability.  In the event that any provision of this Agreement, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

(h)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.  The venue and consent to jurisdiction provisions of Section 8.05 of the Merger Agreement shall apply to this Agreement as set forth herein.

(i)           Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(j)           Remedies.  The parties acknowledge that Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein.  Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity.

(k)           No Assignment.  Unless otherwise provided for herein, Shareholder may not assign this Agreement.  This Agreement shall inure to the benefit of Parent, Company and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

HIRE QUEST HOLDINGS, LLC	SHAREHOLDER:

By:
Name:	Signature
Title:
Print Name

Address
COMMAND CENTER, INC.
Shares:
By:
Name:	Parent Common Stock:
Title:	Parent Preferred Stock:
Parent Options:
Parent Warrants: _________________

[SIGNATURE PAGE TO PARENT VOTING AGREEMENT]

APPENDIX A

IRREVOCABLE PROXY

The undersigned shareholder (“Shareholder”) of Command Center, Inc., a Washington corporation (the “Parent”), hereby irrevocably (to the fullest extent permitted by law) appoints Rick Hermanns and John McAnnar of Hire Quest Holdings, LLC, a Florida limited liability company (“Company”), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Parent that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Parent issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this Proxy until the Expiration Time (as defined in that certain Parent Voting Agreement, dated of even date herewith, by and among Parent, the Company and Shareholder (the “Voting Agreement”)), subject to limitations herein and therein.  The Shares beneficially owned by the undersigned shareholder of the Parent as of the date of this Proxy are listed on the final page of this Proxy.  Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares for the Specified Matters (as defined below) are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Time (as defined in the Voting Agreement).

This Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to the Voting Agreement, and is granted in consideration of Company entering into that certain Agreement and Plan of Merger, dated as of April ___, 2019, by and among Parent, the Company and certain other parties (the “Merger Agreement”).  The Merger Agreement provides for (i) the merger of Merger Sub 1 with and into the Company (the “First Merger”), with the Company surviving the First Merger, (ii) immediately followed by the merger of the Company with and into Merger Sub 2 (the “Second Merger” and collectively with the First Merger, the “Merger”).

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Time (as defined in the Voting Agreement), to act as the undersigned’s attorney-in-fact and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of shareholders of the Parent and in every written consent in lieu of such meeting with respect to the following matters (the “Specified Matters”):

(i)           in favor of approval of the increase in the number of Parent’s authorized shares of common stock as set forth in the Merger Agreement;

(ii)          in favor of approval of the conversion of the Parent from a Washington corporation to a Delaware corporation as set forth in the Merger Agreement;

(iii)         in favor of approval of the issuance of shares of the common stock of the Parent as consideration for the Merger and in favor of the related change of control transaction for purposes of Nasdaq listing rules as set forth in the Merger Agreement;

(iv)         in favor of approval of the change in name of Parent to “HireQuest, Inc.” as set forth in the Merger Agreement;

(v)         against approval of any proposal made in opposition to, or in competition with, any of the above proposals;

(vi)        against any action which the Parent is prohibited from taking under Section 5.02 of the Merger Agreement;

(vii)       in favor of waiving any notice that may have been or may be required relating to any reorganization of the Parent or any subsidiary of the Parent, any issuance, reclassification or recapitalization of the capital stock of the Parent or any subsidiary of the Parent, any sale or purchase of assets, change of control of or acquisition by the Parent or any subsidiary of the Parent or any other person, or any consolidation or merger to which the Parent or any subsidiary of the Parent is the surviving entity.

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except for the Specified Matters as described in clauses (i), (ii), (iii), (iv), (v), (vi) or (vii) above, and Shareholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy shall terminate, and be of no further force and effect, automatically as of the Expiration Time.

[Remainder of Page Intentionally Left Blank]

*****

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time (as defined in the Voting Agreement).

Dated: ____________, 2019

Signature Print Name Address Shares: Parent Common Stock: Parent Preferred Stock: Parent Options: Parent Preferred Stock:

[SIGNATURE PAGE TO PROXY]

Annex C

April 05, 2019

Board of Directors

Command Center, Inc.

3609 S. Wadsworth Blvd, Suite 250

Lakewood, CO 80235

Members of the Board:

We understand that Command Center, Inc. (“Parent”) and Command Florida, LLC, a wholly owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) with Hire Quest Holdings, LLC (the “Company”) pursuant to which, among other things, the Company will be merged with and into Merger Sub (the “Transaction”) and all of the membership interests in the Company as of immediately prior to the Effective Time (as defined in the Agreement) shall be converted into the right to receive an aggregate of 9,837,541 shares of the common stock, par value $0.001 per share (“Parent Common Stock”), of Parent (such shares of Parent Common Stock, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to Parent of the Consideration to be paid by Parent in the proposed Transaction.

In connection with preparing our opinion, we have, among other things:

(i)	reviewed a draft of the Agreement, dated April 04, 2019;

(ii)	reviewed certain financial statements and other historical financial and business information about Parent and the Company made available to us from published sources and/or from the internal records of Parent and the Company that we deemed relevant;

(iii)	reviewed financial projections for the Company prepared by management of the Company;

(iv)	reviewed financial projections for Parent prepared by management of Parent;

(v)	reviewed the current market environment generally and the business services environment in particular;

(vi)	compared certain financial results of the Company and Parent with publicly available information concerning certain other companies that we deemed relevant;

(vii)	compared certain financial terms of the Transaction with the publicly available financial terms of certain other transactions that we deemed relevant;

(viii)	compared the relative contributions of Parent and the Company to the combined company;

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(ix)	reviewed the current and historical market prices and trading activity of Parent Common Stock; and

(x)	performed, reviewed and/or considered such other financial studies, analyses and investigations and financial, economic and market criteria and other information as we considered relevant, including discussions with the managements and other representatives and advisors of Parent and the Company concerning the businesses, financial condition, results of operations and prospects of Parent and the Company.

In arriving at our opinion, we have, with your consent, assumed and relied upon the accuracy and completeness of all information that was publicly available or supplied or otherwise made available to, discussed with or reviewed by or for us. We have not independently verified (nor have we assumed responsibility for independently verifying) such information or its accuracy or completeness. We have relied on the assurances of managements of Parent and the Company that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We also have assumed that the audited financial statements for the Company contemplated to be delivered to Parent following the date hereof will not reflect any material changes to such information. We have not undertaken or been provided with any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or Parent. In addition, we have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of the Company or Parent, and have not been provided with any reports of such physical inspections. We have assumed that there has been no material change in the Company’s or Parent’s businesses, assets, financial condition, results of operations, cash flows or prospects since the date of the most recent financial statements provided to us.

With respect to the financial projections reviewed by us, we have been advised by managements of the Company and Parent, and have assumed with your consent, that such projections have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the managements of the Company and Parent, as the case may be, as to the future financial performance of the Company and Parent, and that the financial results reflected in such projections will be realized in the amounts and at the times projected. We assume no responsibility for and express no opinion as to such projections or the assumptions on which they were based. We further have relied on the assessments of the management of Parent as to Parent’s ability to integrate the businesses of the Company and Parent.

We have assumed that all of the representations and warranties contained in the Agreement and all related agreements are true and correct in all respects material to our analysis, and that the Transaction will be consummated in accordance with the terms of the Agreement, without waiver, modification or amendment of any term, condition or covenant thereof the effect of which would be in any respect material to our analysis. We also have assumed that all material governmental, regulatory or other consents, approvals, and waivers necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Company or Parent or the contemplated benefits of the Transaction. Further, we have assumed that the executed Agreement will not differ in any material respect from the draft Agreement reviewed by us.

We have assumed in all respects material to our analysis that the Company and Parent will remain as a going concern for all periods relevant to our analysis. We express no opinion regarding the liquidation value of the Company, Parent or any other entity.

Our opinion is limited to the fairness, from a financial point of view, to Parent of the Consideration to be paid by Parent in the Transaction. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement, the Transaction (including, without limitation, the form or structure of the Transaction) or any related transaction (including, without limitation, the contemplated self-tender by the Company to purchase up to 1,500,000 shares of Parent Common Stock (the “Parent Self-Tender”) at a price per share of $6.00 per share (the “Tender Price”)) or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into in connection with the Transaction, or as to the underlying business decision by Parent to engage in the Transaction or any related transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party, or any class of such persons, relative to the Consideration to be paid by Parent in the Transaction, or with respect to the fairness of any such compensation.

We express no view as to, and our opinion does not address, the relative merits of the Transaction or any related transaction as compared to any alternative business transactions or strategies, or whether such alternative transactions or strategies could be achieved or are available. In addition, our opinion does not address any legal, regulatory, tax or accounting matters, as to which we understand that Parent obtained such advice as it deemed necessary from qualified professionals.

We express no opinion as to the Tender Price, the actual value of Parent Common Stock when issued in the Transaction or the prices at which Parent Common Stock will trade following announcement of the Transaction or at any future time.

We have not evaluated the solvency or fair value of the Company or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. This opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company or Parent. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due.

We have acted as Parent’s financial advisor in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon consummation of the Transaction. In addition, Parent has agreed to reimburse our reasonable expenses and indemnify us against certain liabilities arising out of our engagement.

In the ordinary course of our business, D.A. Davidson & Co. and its affiliates may actively trade or hold securities of Parent for our own accounts or for the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities. We may seek to provide investment banking or other financial services to Parent or the Company in the future for which we would expect to receive compensation.

This fairness opinion was reviewed and approved by a D.A. Davidson & Co. Fairness Opinion Committee.

This opinion is for the information of the Board of Directors of Parent (in its capacity as such) in connection with its consideration of the Transaction and shall not be disclosed, referred to, published or otherwise used (in whole or in part), nor shall any public references to us be made, without our prior written consent, except that a copy of this opinion may be included in its entirety in any regulatory filing that Parent is required to make in connection with the Transaction, if such inclusion is required by applicable law, as well as Parent’s proxy statement distributed to Parent’s shareholders and filed with the Securities and Exchange Commission as part of Parent seeking shareholder approval of the issuance of the Consideration and related matters in connection with the Transaction. This opinion is not intended to be and does not constitute a recommendation as to how the shareholders of Parent should vote or act with respect to the Transaction, any related transaction or any matter relating thereto, including whether or not to tender shares of Parent Common Stock in the Parent Self-Tender.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid by Parent in the Transaction is fair, from a financial point of view, to Parent.

Very truly yours,

D.A. Davidson & Co.

Annex D

CERTIFICATE OF CONVERSION

OF

HIREQUEST, INC.

(a Washington corporation)

to

HIREQUEST, INC.

(a Delaware corporation)

_______________________________________

Pursuant to Section 265 of the Delaware General Corporation Law

1)	The jurisdiction where the non-Delaware Corporation first formed is: Washington.

2)	The jurisdiction immediately prior to filing this Certificate of Conversion is: Washington.

3)	The date the non-Delaware Corporation first formed is: October 11, 2000.

4)	The name of the non-Delaware Corporation immediately prior to filing this Certificate of Conversion is: HireQuest, Inc.

5)	The name of the Corporation as set forth in the attached Certificate of Incorporation is: HireQuest, Inc.

IN WITNESS WHEREOF, the undersigned, being duly authorized to sign on behalf of the converting non-Delaware Corporation has executed this Certificate of Conversion on the ___th day of _________, 2019.

HIREQUEST, INC.,
a Washington corporation

By:
Name:
Title:

D-1

Annex E

CERTIFICATE OF INCORPORATION OF

HIREQUEST, INC. (the “Corporation”)

The Corporation certify as follows:

A. The Corporation was originally incorporated pursuant to the Washington Business Corporation Act of the State of Washington on October 11, 2000.

B. As part of a merger transaction, the Corporation changed its name to “HireQuest, Inc.” and converted from a Washington corporation to a Delaware corporation pursuant to the General Corporation Law of the State of Delaware (“DGCL”) and the Washington Business Corporation Act.

ARTICLE I

The name of the Corporation is HireQuest, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1675 South State Street, Suite B, Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is Capitol Services, Inc.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 4.1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Corporation shall have authority to issue is thirty-one million (31,000,000) shares, of which thirty million (30,000,000) shares are Common Stock, $0.001 par value per share, and one million (1,000,000) shares are Preferred Stock, $0.001 par value per share.

Section 4.2. Each share of Common Stock shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders.

Section 4.3. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Certificate of Incorporation (this “Certificate of Incorporation”) or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the Corporation shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4.4. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V

The number of directors that constitutes the entire Board of Directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such meeting shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

ARTICLE VI

Section 6.1. Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

Section 6.2. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the expiration of the term for which he or she was elected and until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VII

Section 7.1. The Corporation is to have perpetual existence.

Section 7.2. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 7.3. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 7.4. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 7.5. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

Section 8.1. Special meetings of stockholders of the Corporation may be called in the manner and to the extent provided in the Bylaws of the Corporation. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 8.2. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE IX

Section 9.1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 9.2. The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

Section 9.3. The Corporation shall have the power to indemnify, to the extent permitted by applicable law, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 9.4. Neither any amendment nor repeal of any Section of this Article IX, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XI

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of fifty percent (50%) of the then outstanding voting securities of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 4.3, Section 5.2, Article VI, Section 7.5, Article VIII or Article XI of this Certificate of Incorporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed by [Officer’s Name], a duly authorized officer of the Corporation, on this          day of                 , 2019.

[Officer’s Name]
[Title]

Annex F

PLAN OF CONVERSION

of

HIREQUEST, INC.

(a Washington corporation)

to

HIREQUEST, INC.

(a Delaware corporation)

This PLAN OF CONVERSION, dated as of _______________, 2019 (including all of the exhibits attached hereto, this “Plan”), is hereby adopted by HIREQUEST, INC., a Washington corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Washington corporation to a Delaware corporation pursuant to §23B.09.005 et. seq. of the Revised Code of Washington, as amended (the “RCW”) and §265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Washington;

WHEREAS, the conversion of a Washington corporation into a Delaware corporation is permitted under §23B.09.005 et. seq. of the RCW and §265 of the DGCL;

WHEREAS, the Company’s board of directors have determined that it is advisable, fair and in the best interest of the Company and its shareholders to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with §23B.09.005 et. seq. of the RCW and §265 of the DGCL and have recommended to the shareholders that they approve this Plan;

WHEREAS, the requisite amount of the Company’s shareholders have accepted the recommendation of the Company’s board of directors and have determined that it is advisable and in the best interests of the Company to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with §23B.09.005 et. seq. of the RCW and §265 of the DGCL

WHEREAS, the form, terms, conditions and provisions of this Plan have been duly authorized, approved and adopted by the Company’s board of directors and the requisite amount of the Company’s shareholders, in accordance with §23B.09.005 et. seq. of the RCW and §265 of the DGCL.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.	Conversion; Effect of Conversion.

(a)            At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Washington corporation to a Delaware corporation pursuant to §23B.09.005 et. seq. of the RCW and §265 of the DGCL (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Washington (October 11, 2000). The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the RCW and DGCL.

(b)           At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Converted Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c)            The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)           At the Effective Time, the name of the Converted Company shall be:

HireQuest, Inc.

(e)            The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2.              Filings. As promptly as practicable following the date hereof, the Company shall cause the following to occur in order to effect the Conversion:

(a)            execute and file (or cause to be executed and filed) a Certificate of Conversion pursuant to §103 and §265 of the DGCL in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware; and

(b)           execute and file (or cause to be executed and filed) a Certificate of Incorporation of HireQuest, Inc., that complies with the DGCL, in the form attached hereto as Exhibit B (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware; and

(c)            execute and file (or cause to be executed and filed) a Cover Sheet for Conversion of Business Entity attaching the required documents that complies with the RCW, in a form reasonably acceptable to any officer of the Company (the “WA Conversion Documents”) with the Secretary of State of the State of Washington.

3.              Effective Time. The Conversion shall become effective upon the filing and effectiveness of the (a) Delaware Certificate of Conversion and (b) Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware (the time of the effectiveness of the Conversion, the “Effective Time”). As promptly as practicable thereafter, the Company shall cause the filing of the WA Conversion Documents with the Secretary of State of the State of Washington.

4.              Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of the issued common stock, par value $0.001 per share, of the Company (the “Company’s Common Stock”) shall convert at a ratio of 1 to 1 (the “Common Conversion Ratio”) into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Converted Company (the “Converted Company’s Common Stock”).

5.              Effect of Conversion on Preferred Stock. There are no shares of preferred stock issued and outstanding.

6.              Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of the Company’s Common Stock immediately prior to the Effective Time shall be automatically cancelled, without any action on the part of the holder of the Company, and a replacement certificate representing the same number of shares of the Converted Company’s Common Stock, shall be issued in its place, such certificate shall display the Converted Company’s name, corporate seal and state of incorporation.

7.              Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

8.              Effect of Conversion on Directors and Officers. The officers and directors of the Company immediately prior to the Effective Time shall be the same officers and directors of the Converted Company immediately after the Effective Time.

9.              Delaware Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form attached hereto as Exhibit C (the “Delaware Bylaws”), and the Converted Company’s board of directors shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

10.           Amendment. Subject to applicable law, this Plan may be amended, supplemented or modified at any time by the Company or the Converted Company.

11.           Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the board of directors of the Company if, in the opinion of the board of directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

12.           Facsimile Signatures. This Plan may be executed by facsimile or electronic signature.

13.           Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

14.           Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

15.           Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

[The remainder of this page has been intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Plan of Conversion to be duly executed by ______________________, its duly authorized _____________, to be effective as of the date first above written.

HIREQUEST, INC.
a Washington corporation

By:
Name:
Title:

Annex G

BYLAWS OF HIREQUEST, INC.

ARTICLE I - CORPORATE OFFICES

1.1 REGISTERED OFFICE

The registered office of HireQuest, Inc. shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2 OTHER OFFICES

The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2 ANNUAL MEETING

The board of directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3 SPECIAL MEETING

(i) A special meeting of the stockholders, other than those required by statute, may be called at any time by (A) the board of directors, (B) the chairperson of the board of directors, (C) the chief executive officer, (D) the president (in the absence of a chief executive officer), or (E) the secretary, following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.3 from stockholders of record who own, in the aggregate, at least 25% of the voting power of the outstanding shares of the corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

(ii) A request to the secretary shall be delivered to him or her at the corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth: (A) a brief description of each matter of business desired to be brought before the special meeting, (B) the reasons for conducting such business at the special meeting, and (C) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment).

(iii) Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the board of directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(iv) A special meeting requested by stockholders shall be held at such date and time as may be fixed by the board of directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if: (A) the board of directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the secretary receives the request for the special meeting and the board of directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request, (B) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, (C) an identical or substantially similar item was presented at any meeting of stockholders held within 120 days prior to the receipt by the secretary of the request for the special meeting (and, for purposes of this Section 2.3(iv), the election of directors shall be deemed a similar item with respect to all items of business involving the election or removal of directors), or (D) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(v) A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the secretary, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the board of directors, in its discretion, may cancel the special meeting.

2.4 ADVANCE NOTICE PROCEDURES

(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the 1934 Act and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations), and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c) At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings.

(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), on the record date for the determination of stockholders entitled to notice of the special meeting and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5 NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6 QUORUM

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7 ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8 CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise required by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

2.10 RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.10 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Any action required or permitted to be taken by the stockholders of the corporation may be effected by a consent in writing as provided by Section 228 of the DGCL.

2.11 PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.

2.12 LIST OF STOCKHOLDERS ENTITLED TO VOTE

The corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.13 INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) ascertain the number of shares outstanding and the voting power of each;

(ii) determine the shares represented at the meeting and the validity of proxies and ballots;

(iii) count all votes and ballots;

(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1 POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2 NUMBER OF DIRECTORS

The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be as determined from time to time by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors or any subcommittee, may participate in a meeting of the board of directors, or any such committee or subcommittee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile;

(iv) sent by electronic mail; or

(v) otherwise given by electronic transmission (as defined in Section 7.2),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee or subcommittee thereof, may be taken without a meeting if all members of the board of directors or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee or subcommittee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

3.10 FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS

Except as prohibited by applicable law or the certificate of incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2 COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings and report the same to the board of directors, or the committee, when required.

4.3 MEETINGS AND ACTION OF COMMITTEES

A majority of the directors then serving on a committee or subcommittee shall constitute a quorum for the transaction of business by the committee or subcommittee, unless the certificate of incorporation, these bylaws, a resolution of the board of directors or a resolution of a committee that created the subcommittee requires a greater or lesser number, provided that in no case shall a quorum be less than 1/3 of the directors then serving on the committee or subcommittee. The vote of the majority of the members of a committee or subcommittee present at a meeting at which a quorum is present shall be the act of the committee or subcommittee, unless the certificate of incorporation, these bylaws, a resolution of the board of directors or a resolution of a committee that created the subcommittee requires a greater number. Meetings and actions of committees and subcommittees shall otherwise be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings and notice);

(iv) Section 3.8 (quorum; voting);

(v) Section 7.5 (waiver of notice); and

(vi) Section 3.9 (action without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the board of directors and its members. However:

(i) the time and place of regular meetings of committees and subcommittees may be determined either by resolution of the board of directors or by resolution of the committee or subcommittee;

(ii) special meetings of committees and subcommittees may also be called by resolution of the board of directors or the committee or subcommittee; and

(iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members, as applicable, who shall have the right to attend all meetings of the committee or subcommittee. The board of directors, or, in the absence of any such action by the board of directors, the committee or subcommittee, may adopt rules for the government of any committee or subcommittee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4 SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1 OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairperson of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

ARTICLE VI - STOCK

6.1 STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Unless otherwise provided by resolution of the board of directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by any two authorized officers of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3 LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 DIVIDENDS

The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of incorporation.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

6.5 TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6 STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7 REGISTERED STOCKHOLDERS

The corporation:

(i) shall be entitled to treat the person registered on its books as the owner of any share or shares as the person exclusively entitled to receive dividends, vote, receive notifications and otherwise exercise all the rights and powers of an owner of such share or shares; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1 NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2 NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3 SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4 INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

8.5 ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

8.6 LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v) if prohibited by applicable law.

8.7 DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8 NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9 INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10 SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11 EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12 CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2 FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3 SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 50% of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the corporation to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these bylaws: Article II, Sections 3.1, 3.2, 3.4 and 3.11 of Article III, Article VIII and this Article X (including, without limitation, any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other Bylaw). The board of directors shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

ARTICLE XI - EXCLUSIVE FORUM

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the corporation’s certificate of incorporation or these bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim (A) as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (C) for which such court does not have subject matter jurisdiction.

Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint stating any claim against the corporation, or any director, officer, employee, control person, underwriter, or agent of the corporation arising under the Securities Act of 1933, as amended.

Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

Annex H

(360) 725 - 0377 | www.sos.wa.gov/corps 801 Capitol Way S, Olympia, WA 98504-0234

■	Amendment Fee $30

☐	Amendment Fee with Expedited Service $80

ARTICLES OF AMENDMENT

PROFIT CORPORATION

RCW 23B.10

Please provide UBI # 602071264

NAME OF PROFIT CORPORATION: (as currently recorded with the Office of the Secretary of State)

Command Center, Inc.

BUSINESS TYPE: Are you changing your business type? ☐ Yes  ☑ No (if no, continue to next section)

If yes, select the change being made:

☐	WA PROFESSIONAL SERVICE CORPORATION ☐ WA PUBLIC UTILITY CORPORATION

☐	WA SOCIAL PURPOSE CORPORTION

ENTITY NAME CHANGE: Are you changing your business name? ■ Yes ☐ No If no, continue to Jurisdiction

If yes, do you already have an entity name reserved? ☐ Yes ■ No

If Yes, provide the Name Reservation Number and Name If No, provide only the name

Reservation Number: ___________

Name: HireQuest, Inc.

CORPORATE SHARES: Are you changing your business’s authorized shares? ■ Yes ☐ No If no, continue to next section

New number of authorized shares: 31,000,000 Class of shares: ■ Common Stock ■ Preferred Stock

Did your share information change? (check one) ■ Yes ☐ No If No, continue to next section

If Yes, implementation plan for change: (attach additional pages if needed)

See the attached Exhibit A. Previously-issued shares of Series A Preferred Stock has been redeemed. The Articles of Amendment eliminate references to Series A Preferred Stock.

Has your registered agent changed? ☐ YES ■ NO If Yes, please be sure to complete page 2

Articles of Amendment - Profit

Pg 1 | Revised 7.2018

NEW REGISTERED AGENT:

Is the Registered Agent a Commercial Registered Agent? ☐ Yes ☐ No

If Yes, provide the name of the Commercial Registered Agent: ____________________

A Commercial Registered Agent is an entity or individual that is registered with the Office of the Secretary of State to receive legal documents on behalf of a corporation. A Commercial Registered Agent has the entities/individual’s address on record with the office.

A Registered Agent consent is still required for a Commercial Registered Agent located below.

If No, please continue below

Please complete ONE type of Registered Agent below, be sure to include the name below the checked box.

Then continue to provide the required street address. Mailing address if needed.

☐ Individual ______________________ First and last name of a Non-commercial Registered Agent. (Any person not registered as a Commercial Registered Agent.)	☐ Entity ______________________ Name of a Non-commercial Registered Agent. (Any business not registered as a Commercial Registered Agent.)

☐  Office or Position

 ______________________

List the Office or Position serves as agent. (Only if using the specific office or position as the registered agent, no matter who holds the position like: Secretary, Member or Treasurer.)

Phone: ____________________	Email: ___________________________

Registered Agent Street Address (required)

(Must be a physical address No PO Box or PMB)

Country: United States      State: Washington

Address: _______________________________

 ______________________________________

Zip: ________ City: ______________________

Registered Agent Mailing Address (optional)

☐ Check if mailing address is the same as street address

Country: United States      State: Washington

Address: _______________________________

 ______________________________________

Zip:________ City: ______________________

CONSENT TO SERVE AS REGISTERED AGENT - REQUIRED FOR ALL TYPES

I hereby consent to serve as Registered Agent in the State of Washington for the named entity. I understand it will be my responsibility to accept service of process, notices, and demands on behalf of the entity; to forward mail to the entity; and to immediately notify the Office of the Secretary of State if I resign or change the Registered Office Address.

_____________________________	_____________________________	__________________
Signature of Registered Agent	Printed Name/Title	Date

Articles of Amendment - Profit

Pg 2 | Revised 7.2018

DURATION: Required only if changed      Please check ONE of the following

☐	This Company shall have a perpetual duration ☐ This Company shall have a duration of _______ years.

☐	This Company shall expire on __________

ADOPTION OF ARTICLES OF AMENDMENT: This Amendment was duly adopted by the following method

■	By a sufficient vote of shareholders

☐	By the board of directors

☐	By the incorporators prior to the issuance of shares

EFFECTIVE DATE:

■	Date of filing ☐ Specify a Date __________ cannot be more than 90 days following received date

DATE OF ADOPTION: When was this Amendment adopted?

☐	Date of filing ■ Specify a date: ______________

RETURN ADDRESS FOR THIS FILING: (Optional)

This address will be sent document(s) regarding this specific filing in addition to document(s) being sent to the

Registered Agent’s street/mailing address.

Attention to: Ms. Claudia Dubon

Email: CDubon@olshanlaw.com

Address: Olshan Frome Wolosky LLP, 1325 Avenue of the Americas

City New York      State NY      Zip 10019

AUTHORIZED PERSON:

This record is hereby executed under penalties of perjury, and is, to the best of my knowledge, true and correct.

_____________________________	_____________________________	__________________
Signature of Registered Agent	Printed Name/Title	Date

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Pg 3 | Revised 7.2018

EXHIBIT A

TO
ARTICLES OF AMENDMENT

OF

COMMAND CENTER, INC.

Pursuant to the provisions of RCW 23B.10.030, the following Articles of Amendment are submitted for filing:

Article I of the Articles of Incorporation is hereby amended to read in its entirety as follows:

ARTICLE I
Name

The name of this Corporation is HIREQUEST, INC.

Article IV of the Articles of Incorporation is hereby amended to read in its entirety as follows:

ARTICLE IV
Authorized Capital Stock

The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the Corporation will have authority to issue is Thirty Million (30,000,000). The shares of Common Stock shall have a par value of $0.001 per share. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in the preference.

The total number of shares of Preferred Stock that the Corporation will have the authority to issue is One Million (1,000,000). The shares of Preferred Stock shall have a par value of $0.001 per share. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences and rights of each series of Preferred Stock.

Shareholder action on the amendments was required. The Board of Directors recommended the amendments to the shareholders and the amendments were approved by a vote of the shareholders on [insert date] pursuant to RCW 23B.10.030.

The Corporation has caused these Articles of Amendment to be executed on [insert date].

COMMAND CENTER, INC.

By:_________________________

Name:_______________________

Title:________________________

COMMAND CENTER, INC.

ANNUAL MEETING OF SHAREHOLDERS – JULY 10, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Command Center, Inc., a Washington corporation (the “Company”), hereby appoints Richard K. Coleman, Jr. and Brendan Simaytis, each with full power of substitution, as proxies, to vote all capital stock of the Company that the shareholder would be entitled to vote on all matters that may properly come before the Company’s 2019 Annual Meeting of the Shareholders (the “Annual Meeting”) to be held on July 10, 2019, at 2:30 p.m., Mountain Daylight Time, at Woolley’s Classic Suites, 16450 E. 40th Circle, Aurora, Colorado 80011, and any adjournments or postponements thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

The Board recommends a vote FOR the election of all of the listed nominees, FOR Proposals 2, 3, 4, 5, 6, 8 and 9, and FOR the “ONE YEAR” alternative for Proposal 7.

1.	Election of nominees named below to the Board of Directors of the Company.

☐	FOR ALL NOMINEES.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐	FOR ALL EXCEPT

  (See instructions below)

Nominees:	¡	Richard K. Coleman, Jr.
	¡	R. Rimmy Malhotra
	¡	JD Smith
	¡	Steven Bathgate
	¡	Lawrence Hagenbuch
	¡	Steven Oman
	¡	Galen Vetter

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To approve the reincorporation of the Company in the state of Delaware.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To approve an amendment to the Company’s Articles of Incorporation (i) to increase the Company’s authorized capital stock from 8,749,999 to 31,000,000 shares and correspondingly increase the authorized shares of common stock, par value $0.001 per share, from 8,333,333 to 30,000,000 shares and the authorized shares of preferred stock, par value $0.001 per share, from 416,666 to 1,000,000 shares, and (ii) to change the name of the Company to “HireQuest, Inc.”

FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	To approve the issuance of shares of the Company’s Common Stock in connection with the Merger and the resulting change of control for purposes of Nasdaq Listing Rule 5635.

FOR ☐ AGAINST ☐ ABSTAIN ☐

5.	To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2019.

FOR ☐ AGAINST ☐ ABSTAIN ☐

6.	To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers.

FOR ☐ AGAINST ☐ ABSTAIN ☐

7.	To conduct a non-binding advisory vote to determine the frequency of future advisory votes on executive compensation.

ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN ☐

8.	To approve, on a non-binding advisory basis, certain compensation arrangements that may be paid or become payable to our named executive officers upon completion of the Merger.

FOR ☐ AGAINST ☐ ABSTAIN ☐

9.	To approve any adjournment of the Annual Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals.

FOR ☐ AGAINST ☐ ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Corporate Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DATE: ___________________
(Signature of Stockholder)

DATE: ___________________
(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.